                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

_________________________________INTERDENT, INC.________________________________
                (Name of Registrant as Specified In Its Charter)

_________________________________INTERDENT, INC.________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/X/        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                InterDent Common Stock, par value $0.001 per share, and
                InterDent Preferred Stock, par value $0.001.
           (2)  Aggregate number of securities to which transaction
                applies:
                17,881,030 shares of Common Stock and Series D Preferred
                Stock, 100 shares of Series A Preferred Stock, and
                2,047,443 shares of Common Stock underlying options and
                712,372 shares of Common Stock underlying warrants.
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $9.50 per
                share in cash for each share of Common Stock and Series D
                Preferred Stock, $1.00 per share in cash for each share of
                Series A Preferred Stock, $2.87 per share of Common Stock
                underlying the options, representing the difference in
                cash between $9.50 and the average exercise price per
                share of the options, and $2.70 per share of Common Stock
                underlying the warrants, representing the difference in
                cash between $9.50 and the average exercise price per
                share of the warrants.
           (4)  Proposed maximum aggregate value of transaction:
                $170,069,351.
           (5)  Total fee paid: $34,014.
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             [INTERDENT LETTERHEAD]

                                          , 1999

222 North Sepulveda Blvd., Suite 740

El Segundo, California 90245

Dear InterDent Stockholder:

    You are cordially invited to attend a special meeting of stockholders of InterDent, Inc., which will be held at 222 North Sepulveda Boulevard, Suite 740,
El Segundo, California 90245, on       , 1999 at 9:00 a.m., local time.

    At the special meeting, we will ask you to approve and adopt the merger of ID Recap, Inc., a Delaware corporation, with and into InterDent pursuant to an Agreement and Plan of Merger, dated as of October 22, 1999 and the transactions contemplated by the merger agreement. As a result of the merger, InterDent will become 100% owned by Green Equity Investors III, L.P., an affiliate of Leonard Green & Partners, L.P., and the other stockholders of ID Recap, Inc., consisting of seven stockholders of InterDent and members of InterDent's management.

    If the merger and related transactions are approved, adopted and consummated, holders of InterDent Common Stock or Series D Preferred Stock, other than shares held by ID Recap, shares held in InterDent's treasury and shares held by any stockholder who properly perfects appraisal rights under Delaware law, will receive $9.50 in cash for each share of Common Stock or Series D Preferred Stock owned. This amount represents a premium of approximately 18.8% over the $8.00 per share closing market price of the Common Stock on October 22, 1999, the last full trading day before InterDent announced it had entered into the merger agreement.

    The Board of Directors, taking into account the recommendation of a Special Committee of independent directors formed to consider the merger and the merger agreement, has unanimously approved and declared advisable the merger agreement and the transactions contemplated thereby. The Special Committee and the Board of Directors believe that the merger is in the best interests of InterDent's stockholders, and unanimously recommend that you vote FOR the approval of the merger agreement and the transactions contemplated thereby.

    This transaction has not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the fairness or merits of such transaction, nor upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is unlawful.

    This letter, the notice of special meeting, the proxy statement and the accompanying form of proxy are first being mailed to InterDent stockholders on
or about       , 1999.

    The attached notice of special meeting of stockholders and proxy statement explain the proposed merger and provide specific information concerning the special meeting. Please read these materials, including the appendices thereto, carefully. In addition, you may obtain information about InterDent from documents that InterDent has filed with the Securities and Exchange Commission, including the Schedule 13E-3 transaction statement filed in connection with the proposed merger.

    Whether or not you plan to attend the special meeting, we urge you to complete, sign and promptly return the enclosed proxy card to ensure that your shares of Common Stock or Series D Preferred Stock will be voted at the special meeting. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR the merger agreement and the transactions contemplated thereby. Not returning your proxy card or not instructing your broker how to vote any shares held for you in "street name" will have the same effect as a vote against the merger agreement and the transactions contemplated thereby.

    If you have any questions concerning the merger or the other matters to be voted on at the special meeting, or if you will need special assistance at the
meeting, please call             , our proxy solicitors, toll-free at
1-800-         or collect at             .

    On behalf of the Board of Directors, we thank you for your support and urge you to vote FOR the approval and adoption of the merger agreement and the transactions contemplated thereby.

                                          Sincerely,

      MICHAEL T. FIORE                                                  DR. STEVEN R. MATZKIN
      CO-CHAIRMAN AND                                                   CO-CHAIRMAN, PRESIDENT
  CHIEF EXECUTIVE OFFICER                                              AND CHIEF DENTAL OFFICER

                                     [LOGO]
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                          El Segundo, California

                                                                          , 1999

TO OUR STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that a special meeting of stockholders of
InterDent, Inc. will be held on               , 1999, 9:00 a.m., local time, at
222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245, for the purpose of considering and voting upon the following matters:

    - To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 22, 1999, by and between InterDent, Inc., a Delaware corporation, and ID Recap, Inc., a Delaware corporation, and the transactions contemplated by the merger agreement. Pursuant to the merger agreement, ID Recap will be merged with and into InterDent and each share of InterDent Common Stock and Series D Preferred Stock, other than shares held by ID Recap, shares held in InterDent's treasury and shares held by any stockholder who properly perfects appraisal rights under Delaware law, will be converted into the right to receive $9.50 in cash, upon the terms and subject to the conditions set forth in the merger agreement.

    - To transact such other business as may properly be brought before the special meeting or any adjournments or postponements of the special meeting.

    The Board of Directors has fixed the close of business on             , 1999
as the record date for determining stockholders entitled to notice of and to vote at the special meeting and any adjournments or postponements of the special meeting. Holders of Interdent Common Stock or Series D Preferred Stock are entitled to notice of and to vote together as a single class on all matters at the special meeting. If you do not vote FOR approval and adoption of the merger agreement and the transactions contemplated thereby, you have the right to dissent and to seek appraisal of the fair value of your shares if the merger is consummated. In order to do so, you must properly perfect your appraisal rights under Delaware law in accordance with the procedures described on pages
    -    of the accompanying proxy statement.

                       BY ORDER OF THE BOARD OF DIRECTORS

              MICHAEL T. FIORE                             DR. STEVEN R. MATZKIN

               CO-CHAIRMAN AND                          CO-CHAIRMAN, PRESIDENT AND
           CHIEF EXECUTIVE OFFICER                         CHIEF DENTAL OFFICER

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING BY DELIVERING TO INTERDENT A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS ABOUT THE MERGER......................      1
WHO CAN HELP ANSWER YOUR QUESTIONS?.........................      3
INFORMATION CONCERNING THE SPECIAL MEETING..................      4
  DATE, TIME AND PLACE OF THE SPECIAL MEETING...............      4
  PURPOSES OF THE SPECIAL MEETING...........................      4
  RECORD DATE; QUORUM; OUTSTANDING COMMON STOCK ENTITLED TO
    VOTE....................................................      4
  VOTE REQUIRED TO APPROVE THE MERGER; CERTAIN COMMON AND
    PREFERRED STOCK VOTING IN FAVOR OF THE MERGER...........      4
  SOLICITATION AND REVOCATION OF PROXIES....................      4
SPECIAL FACTORS.............................................      6
  Background of the Merger..................................      6
  The Special Committee.....................................     10
  Leonard Green & Partners, L.P. and Green Equity Investors
    III, L.P................................................     10
  Members of the Affiliate Group............................     10
  Purposes and Reasons of the Merger; Certain Effects of the
    Merger..................................................     10
  Recommendations of the Special Committee and the Board Of
    Directors; Fairness of the Merger.......................     11
  Opinion of Deutsche Banc Alex. Brown......................     13
  Position Of The Affiliate Group As To Fairness............     19
  Conflicts of Interest and Other Interests of Affiliate
    Group...................................................     19
  Plans for InterDent after the Merger......................     23
  Conduct of the Business of InterDent if the Merger is not
    Consummated.............................................     23
  Financing and Expenses of the Merger......................     23
  Rights of Dissenting Stockholders.........................     25
PROPOSALS AT THE SPECIAL MEETING............................     28
  The Merger................................................     28
  Terms of the Merger.......................................     28
  Effective Time Of The Merger..............................     29
  Exchange and Payment Procedures...........................     29
  Transfer of Stock.........................................     29
  Representations and Warranties............................     29
  Covenants.................................................     30
  Conditions Precedent......................................     32
  Termination; Amendments; Waiver...........................     33
  Certain Tax Considerations................................     35
  Accounting Treatment......................................     36
  Regulatory Requirements...................................     36
  Certain Litigation........................................     36
BUSINESS OF THE COMPANY.....................................     37
  Overview..................................................     37
  Dental Services Industry..................................     38
  Operating Strategy........................................     39
    PROVIDE CONVENIENT, COMPREHENSIVE DENTAL CARE...........     39
    FOCUS ON QUALITY OF PATIENT CARE........................     39
    ESTABLISH A COMPREHENSIVE DENTAL CARE NETWORK...........     39
    ACHIEVE OPERATIONAL EFFICIENCIES AND ENHANCE REVENUE....     39
    INTEGRATE AND LEVERAGE MANAGEMENT INFORMATION SYSTEMS...     40
    EXPAND PATIENT VOLUME THROUGH PROACTIVE MARKETING.......     40
    CAPITALIZE ON MANAGED CARE EXPERTISE....................     40

                                                                PAGE
                                                              --------
  Dental Practice Network...................................     41
  Expansion Strategy........................................     41
  Services and Operations...................................     42
    ADMINISTRATIVE AND FINANCIAL SERVICES...................     42
    PERSONNEL SERVICES......................................     44
    OPERATIONAL SERVICES....................................     45
  Management, Licensing and Collaboration Agreements........     46
    GENTLE DENTAL MANAGEMENT AGREEMENTS.....................     46
    DENTAL CARE ALLIANCE MANAGEMENT AGREEMENTS..............     47
    DENTAL CARE ALLIANCE LICENSE AGREEMENTS.................     49
    DENTAL X CHANGE, INC. COLLABORATION AGREEMENT...........     49
  Government Regulation.....................................     50
    GENERAL.................................................     50
    CORPORATE PRACTICE OF DENTISTRY; FEE SPLITTING..........     51
    ANTI-KICKBACK AND ANTI-REFERRAL LEGISLATION.............     51
    STATE INSURANCE LAWS AND REGULATIONS....................     52
    HEALTH CARE REFORM PROPOSALS............................     52
    REGULATORY COMPLIANCE...................................     53
  Competition...............................................     53
  Insurance.................................................     53
  Service Mark..............................................     54
  Employees.................................................     54
  Properties................................................     55
  Legal Proceedings.........................................     55
MARKET PRICE INFORMATION; DIVIDENDS; AND RELATED STOCKHOLDER
  MATTERS...................................................     56
  Effect of Merger on Principal Stockholders of InterDent...     56
  Commitments to Issue Common Stock to Directors and
    Executive Officers......................................     58
  Affiliate Group Capital Stock Purchase Information........     58
  Dividends.................................................     58
SELECTED FINANCIAL DATA.....................................     59
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING
  STATEMENTS................................................     60
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATION..................................     61
  Overview..................................................     61
  Results of Operations.....................................     62
  Nine Months Ended September 30, 1999 Compared to Nine
    Months Ended September 30, 1998.........................     62
  Year Ended December 31, 1998 Compared to Year Ended
    December 31, 1997.......................................     65
  Year Ended December 31, 1997 Compared to Year Ended
    December 31, 1996.......................................     66
  Liquidity and Capital Resources...........................     68
  Year 2000 Compliance......................................     71
APPENDICES
  A--AGREEMENT AND PLAN OF MERGER
  B--OPINION OF DEUTSCHE BANC ALEX. BROWN
  C--FORM OF EXCHANGE AND SUBSCRIPTION AGREEMENT
  D--FORM OF VOTING AGREEMENT
  E--SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
  F--CHANGES TO CERTIFICATE OF INCORPORATION AND BY-LAWS OF
    INTERDENT
  G--MEMBERS OF THE AFFILIATE GROUP

                                INTERDENT, INC.
                    222 NORTH SEPULVEDA BOULEVARD, SUITE 740
                          EL SEGUNDO, CALIFORNIA 90245

                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                                        , 1999

                            ------------------------

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

    The following questions and answers are for your convenience only, and briefly address some commonly asked questions about the merger. You should still carefully read this proxy statement in its entirety, including the attached appendices.

Q: WHAT AM I BEING ASKED TO VOTE UPON?

A: You are being asked to approve and adopt a merger agreement that provides that ID Recap, Inc., a newly formed Delaware corporation formed by Leonard Green & Partners, will be merged with and into InterDent. If the merger agreement is approved and adopted, InterDent will no longer be a publicly-held corporation.

Q: WHAT IS THE PROPOSED TRANSACTION?

A: In the proposed transaction, ID Recap will merge with and into InterDent, with InterDent being the surviving corporation. As a result of the merger, Green Equity Investors III, L.P., an affiliate of Leonard Green & Partners, and a group of InterDent affiliates will become the owners of 100% of InterDent, and holders of InterDent Common Stock or Series D Preferred Stock, other than shares held by ID Recap, shares held in InterDent's treasury and shares held by stockholders who properly perfect appraisal rights under Delaware law, will receive $9.50 in cash for each of their shares.

Q: WHO ARE THE MEMBERS OF THE AFFILIATE GROUP?

A: The members of the affiliate group consist of Michael T. Fiore, SRM 1993
    Children's Trust, CB Capital Investors, L.P., DLJ Capital Corp., DLJ First ESC L.L.C., Sprout Capital VII, L.P., Sprout Growth II, L.P. and The Sprout CEO Fund, L.P. and related persons. See Appendix G attached to this proxy statement for a more detailed description of the members of the affiliate group.

Q: WHAT WILL I RECEIVE IN THE MERGER?

A: Each holder of InterDent Common Stock or Series D Preferred Stock, other than shares held by ID Recap, shares held in InterDent's treasury or any shares held by a stockholder who properly perfects appraisal rights under Delaware law, will receive $9.50 per share in cash. The $9.50 per share represents a premium of approximately 18.8% over the $8.00 closing market price of our Common Stock on October 22, 1999, the last full trading day before we announced that we had entered into the merger agreement.

Q: WHAT ARE THE ASSETS, LIABILITIES AND BUSINESS OF ID RECAP?

A: ID Recap is a new Delaware corporation formed by Leonard Green & Partners solely for the purpose of effectuating the merger and related transactions and does not conduct any other business. ID Recap has nominal assets and liabilities.

Q: WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR THE MERGER AND THE
    MERGER AGREEMENT?

A: The Board of Directors has determined that the merger is advisable, fair to, and in the best interests of InterDent and its stockholders. In order to evaluate the fairness of the merger to the stockholders, InterDent's Board of Directors formed a Special Committee consisting of independent directors. The Special Committee concluded that the terms of the merger agreement and the merger are fair to InterDent's stockholders. The Board of Directors took into account the conclusion of the Special Committee that the merger is fair to the stockholders of InterDent in recommending the merger.

Q: WHAT APPROVALS DOES THE MERGER REQUIRE?

A: The merger agreement and the transactions contemplated thereby must be approved and adopted by the affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock and Series D Preferred Stock, voting together as a single class. Members of the affiliate group and Dr. Steven Matzkin, who own collectively as of the record date
    approximately    % of the outstanding shares of Common Stock and Series D
    Preferred Stock have agreed to vote in favor of the merger. The merger is also subject to clearance by antitrust regulatory bodies under the Hart-Scott-Rodino Act.

Q: WHAT DO I NEED TO DO NOW?

A: Please read this proxy statement and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares can be represented at the special meeting, even if you plan to attend the special meeting in person.

Q: WHAT RIGHTS DO I HAVE TO DISSENT FROM THE MERGER?

A: If you wish, you may dissent from the merger and seek an appraisal of the fair value of your shares, but only if you comply with all requirements of
    Delaware law summarized on pages   -  of this proxy statement. The appraised
    fair value of your shares may be more or less than the $9.50 per share of Common Stock and Series D Preferred Stock to be paid in the merger.

Q: WHO GETS TO VOTE ON THE MERGER?

A: All holders of InterDent Common Stock and Series D Preferred Stock of record
    as of             , 1999 will be entitled to notice of and to vote, either
    in person or by proxy, at the special meeting.

Q: WHAT WILL HAPPEN TO PRESENT MEMBERS OF INTERDENT'S MANAGEMENT?

A: We expect that members of InterDent's current management will continue to serve as officers and employees of InterDent. Some of them will continue to be stockholders of InterDent after the merger and may also sell some of their shares of Common Stock in the merger for $9.50 per share in cash. Those members of management who will not continue as stockholders after the merger will sell all of their shares of Common Stock in the merger for $9.50 per share in cash.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. If the merger is completed, we will promptly send you written instructions for delivering your stock certificates in exchange for the $9.50 per share.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
    SHARES FOR ME?

A: Your broker will vote your shares only if you provide written instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not provide instructions to your broker, your shares will be counted to determine if a quorum for the special meeting exists, but will effectively count as votes against the merger.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. Just send in a later-dated, signed proxy card or a written revocation before the special meeting or attend the special meeting and vote in person. However, your attendance at the special meeting after you have executed and delivered a proxy to us will not in and of itself constitute a revocation of your proxy.

Q: WHEN WILL THE MERGER BE COMPLETED?

A: We are working toward completing the merger as quickly as possible and expect to complete the merger after the special meeting and after completion of all regulatory requirements and conditions have been met. We expect to consummate the merger by April 30, 2000.

Q: WHAT ARE THE FEDERAL TAX CONSEQUENCES OF THE MERGER?

A: The merger will be a taxable transaction to you for federal income tax purposes. A summary of the possible tax consequences to stockholders is set
    forth on page   of this proxy statement. You should also consult your tax
    advisor as to the tax effect in your particular circumstances.

                      WHO CAN HELP ANSWER YOUR QUESTIONS?

    The information provided above in "question and answer" format is for your convenience only and is merely a summary of the information contained in this proxy statement. You should carefully read this proxy statement, including the attached appendices, in its entirety.

    If you have any questions concerning the merger, if you would like additional copies of the proxy statement or if you will need special assistance
at the meeting, please call             , our proxy solicitors, toll-free at
1-800-      -      or collect at (      )       -      .

                   INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE SPECIAL MEETING

    This proxy statement is furnished to the holders of the outstanding
InterDent Common Stock and Series D Preferred Stock as of             , 1999,
the record date in connection with the solicitation of proxies by the Board of Directors of InterDent to be voted at the special meeting of stockholders to be held at 222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245,
on             , 1999, at 9:00 a.m. local time, or any postponement or
adjournment thereof. This proxy statement, the notice of special meeting and the accompanying form of proxy are first being mailed to stockholders on or about
            , 1999.

PURPOSES OF THE SPECIAL MEETING

    At the special meeting, you will be asked:

    - to consider and vote upon a proposal to approve and adopt the merger agreement and the transactions contemplated thereby; and

    - to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

    Additional information concerning the special meeting, the merger and the merger agreement is set forth below, and a copy of the merger agreement is attached hereto as Appendix A.

RECORD DATE; QUORUM; OUTSTANDING COMMON STOCK AND PREFERRED STOCK ENTITLED TO
  VOTE

    All holders of our Common Stock or Series D Preferred Stock of record at the
close of business on             , 1999 are entitled to notice of, and to vote
at, the special meeting. The presence in person or by proxy of holders of at least a majority of the shares of our Common Stock and Series D Preferred Stock is required to constitute a quorum for the special meeting. Pursuant to our certificate of incorporation, you are entitled to one vote for each share of our Common Stock or Series D Preferred Stock held on the record date on all matters properly presented at the special meeting. A list of stockholders of record will be open for examination by you for any purpose related to the special meeting, at our offices at 222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245 for a period of 10 days prior to the special meeting.

VOTE REQUIRED TO APPROVE THE MERGER; HOLDERS OF COMMON STOCK AND PREFERRED STOCK
  VOTING IN FAVOR OF THE MERGER

    The merger agreement and the transactions contemplated thereby must be approved and adopted by the affirmative vote of at least a majority of our outstanding Common Stock and Series D Preferred Stock, voting together as a single class. As of the record date, there were 21,106,184 shares of Common Stock, 100 shares of Series A Preferred Stock and 1,628,663 shares of Series D Preferred Stock outstanding, which were held of record by 183 holders of Common Stock, one holder of Series A Preferred Stock and 13 holders of Series D Preferred Stock. The Series A Preferred Stock is non-voting stock. Members of the affiliate group and Dr. Steven Matzkin, who own collectively as of the
record date an aggregate of    % of our outstanding shares of Common Stock and
Series D Preferred Stock, have agreed to vote for the approval and adoption of the merger agreement and the transactions contemplated thereby.

SOLICITATION AND REVOCATION OF PROXIES

    All proxies that are properly executed and received on or before the special meeting, and subsequently not revoked, will be voted at the special meeting or any adjournment or postponement thereof in accordance with any instructions thereon, or, if no instructions are provided, will be voted FOR the approval and adoption of the merger agreement and the transactions contemplated thereby, and in accordance with the proxyholder's best judgment as to any other business as may properly come before the special meeting. Shares represented by proxies which are marked "ABSTAIN" or deny discretionary authority on other matters will not be counted in determining the number of votes cast for such matters and will have the same effect as votes against the merger or such other matters.

    Your broker is prohibited from exercising discretionary authority for you as to the merger if you have not returned your proxy, so-called "broker non-votes". Those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals for matters being voted upon and, therefore, will have the same effect as votes against approval and adoption of the merger agreement and the transactions contemplated thereby.

    If you have given a proxy pursuant to this solicitation, you may revoke it by attending the special meeting and voting in person. In addition, you may revoke your proxy at any time prior to the special meeting by delivering to the Secretary of InterDent a written statement revoking it or by delivering a duly executed proxy bearing a later date. Your attendance at the special meeting will not, in and of itself, constitute a revocation of a previously delivered proxy. A vote in favor of the merger agreement and the transactions contemplated thereby means that you will not have the right to dissent and seek appraisal of the fair value of your shares.

    We do not know of any matters other than those set forth herein which may come before the special meeting. If any other matters are properly presented at the special meeting for action, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matters. Such matters may include an adjournment or postponement of the special meeting from time to time in the event the Board of Directors determines to adjourn or postpone. If any such adjournment or postponement is made, additional proxies may be solicited during such adjournment period.

    We will bear the cost of soliciting proxies. Proxies will be solicited initially by mail. Our directors, officers and employees may solicit proxies by telephone or otherwise, but will not receive any compensation for such services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the special meeting to the beneficial owners of shares of our Common Stock and Series D Preferred Stock which such persons hold
of record. We have retained             to coordinate the solicitation of
proxies for a fee of approximately $      , plus reasonable out-of-pocket
expenses.

    Your vote is important. Please return your completed proxy card promptly so your shares can be represented, even if you plan to attend the special meeting in person.

    You should not send any certificates representing our Common Stock or Series D Preferred Stock with your proxy card. If the merger is consummated, we will promptly send you written instructions for exchanging your stock certificates for $9.50 per share.

                                SPECIAL FACTORS

BACKGROUND OF THE MERGER

    Since April of 1999, after the merger of Dental Care Alliance, Inc. and Gentle Dental Service Corporation to form InterDent, our Common Stock has experienced light trading volume and traded as low as $4 per share. Various members of the Board of Directors became concerned with the valuation the public market had assigned to us. Shortly thereafter, the Board of Directors concluded that the perceived nature of our business, combined with diminished attentiveness of the market, was likely to preclude achieving a reasonable trading value for our Common Stock in the short or medium term. The Board of Directors also concluded that the inability to achieve a reasonable stock price would have a negative impact on our ability to raise additional equity capital during the next year at a reasonable price that would not be significantly dilutive to our stockholders. Failure to raise additional capital would limit our ability to continue to pursue aggressive strategic acquisitions, creating a further impediment to improving stockholder value.

    On June 28, 1999, Morgan Stanley Dean Witter introduced Leonard Green & Partners to InterDent. An informal meeting was held at our corporate offices in El Segundo, California, between representatives of Leonard Green & Partners, Michael Fiore and Dr. Steven Matzkin, at which Leonard Green & Partners indicated an interest in the dental practice management industry and discussed the possibility of an acquisition, recapitalization or other form of transaction with us.

    On July 13, 1999, representatives of Leonard Green & Partners met with Mr. Fiore and Dr. Matzkin and indicated its interest in an investment in us. Representatives of Leonard Green & Partners explained to Mr. Fiore and
Dr. Matzkin the process involved in a "going private" transaction and began preliminary discussions about a possible structure and time frame for such a transaction.

    On July 28, 1999, representatives of Leonard Green & Partners met with Mr. Fiore and Dr. Matzkin at our offices and discussed the compelling reasons for a "going private" transaction. At this meeting, Mr. Fiore and Dr. Matzkin described our overall business to the representatives of Leonard Green & Partners.

    On August 4, 1999, the Board of Directors met in a private session to discuss the merits of a "going private" transaction, and the alternatives available to enhance stockholder value while providing for additional financing to fund our growth. These alternatives included a public equity offering, a private equity/convertible securities offering, and other possible public and private debt financing. Following this discussion, the Board of Directors authorized our management to pursue the possibility of a transaction with Leonard Green & Partners. The Board of Directors also discussed the formation of a Special Committee of the Board of Directors composed solely of members who were non-management and would not hold a continuing interest in InterDent if a transaction similar to the one discussed by Leonard Green & Partners was to be presented for consideration to the Board of Directors.

    On August 10, 1999, representatives of Leonard Green & Partners met with
Mr. Fiore and Dr. Matzkin and signed a confidentiality agreement with us. During this meeting representatives of Leonard Green & Partners discussed the possibility of taking InterDent private at a price of $9.00 per share. At this meeting, representatives of Leonard Green & Partners commenced business due diligence review of InterDent. Mr. Fiore and Dr. Matzkin provided a description of InterDent and delivered financial and other confidential information to Leonard Green & Partners. Mr. Fiore and Dr. Matzkin indicated that they believed that the Board of Directors would consider a price of $9.00 per share as inadequate.

    At a meeting held in the morning on September 2, 1999 with Mr. Fiore and Dr. Matzkin, a representative of Leonard Green & Partners, communicated its preliminary interest in exploring an acquisition of InterDent for $9.50 per share and indicated that it would be interested in retaining our senior management and having our senior management retain an equity interest in InterDent following the merger. The representative also stated that Leonard Green & Partners was prepared to commence a comprehensive due diligence review of InterDent with the objective of setting forth a formal proposal.

    Following the discussion by representatives of Leonard Green & Partners, Mr. Fiore and Dr. Matzkin discussed the $9.50 per share price and indicated to Leonard Green & Partners that the Board of Directors would likely expect a higher price. Representatives of Leonard Green & Partners indicated that Leonard Green & Partners would consider raising the price to $10.50 per share, subject to completion of its due diligence review of InterDent, including its review and confirmation of our current and pending debt levels.

    On the afternoon of September 2, 1999, the Board of Directors held a teleconference to discuss the earlier meeting between Mr. Fiore, Dr. Matzkin and representatives of Leonard Green & Partners. The Board of Directors formed a Special Committee of three non-interested directors to:

    - evaluate the current and any future proposals of Leonard Green & Partners or other third parties;

    - participate in the negotiation of the proposed transaction; and

    - advise the Board of Directors of its opinion as to the fairness of the proposed transaction.

    The members of the Special Committee were Paul H. Keckley, H. Wayne Posey and Curtis Lee Smith, Jr. The Board of Directors also authorized the Special Committee to hire independent counsel to advise it in its analysis and negotiation and an investment bank to review the consideration payable by Leonard Green & Partners in the proposed transaction. Management was directed to cooperate in the completion of the due diligence review process with Leonard Green & Partners and to assist the Special Committee as requested. The Special Committee subsequently engaged Dyer Ellis & Joseph PC, located in Washington, DC, to serve as its legal counsel to advise it on its analysis and negotiation.

    On September 15 and 16, 1999, attorneys representing Leonard Green & Partners traveled to Irvine, California, as part of their due diligence review of InterDent to meet with our attorneys.

    On September 15, 1999, representatives of Leonard Green & Partners, Morgan Stanley Dean Witter, Mr. Fiore, Dr. Matzkin and Norman Huffaker, our chief financial officer, met with potential financing sources for the proposed transaction, Donaldson Lufkin & Jenrette, Inc., Deutsche Bank Securities Inc. and Chase Securities. At the meeting we discussed, among other topics, our business, the dental industry, competitive position, financial performance and future prospects. Mr. Fiore and Dr. Matzkin described our business to the potential financing sources and held a question and answer session. Later that day Leonard Green & Partners met with Robert Raucci, a member of the Board of Directors, to discuss the proposed transaction.

    On September 16, 1999, members of the Special Committee and the Special Committee's legal counsel met with representatives of Leonard Green & Partners and discussed the proposed transaction in general terms. During this meeting, the representatives of Leonard Green & Partners:

    - described their firm's background and current activities;

    - explained the analysis that led them to propose a transaction involving InterDent;

    - briefly summarized the discussions they had had with management concerning the proposed transaction at a possible per share purchase price between $9.50 and $10.50; and

    - described the proposed timing of the transaction, possible structures and the manner in which it was proposed the transaction would be financed.

    Later that same day, representatives of Leonard Green & Partners, Mr. Fiore and Dr. Matzkin met with Mr. Green, a member of our Board of Directors to discuss the proposed transaction and the possibility of CB Capital Investors, L.P. participating as part of an affiliate group of InterDent security holders and management who would continue to own InterDent securities after the merger.

    On September 21, 1999, representatives of Leonard Green & Partners met with Mr. Fiore and held a conference call with Robert Finzi, a member of the Board of Directors, to discuss the proposed transaction and the possibility of Sprout Capital VII, L.P. and related entities participating as part of the affiliate group.

    On September 23, 1999, the Special Committee engaged Deutsche Bank Securities Inc. (referred to herein as "Deutsche Banc Alex. Brown" in discussions pertaining to the opinion rendered to the Special Committee and the Board of Directors) to provide an opinion as to the fairness, from a financial point of view, to the holders of Common Stock, other than members of the affiliate group, of the consideration to be received by such holders in the proposed transaction.

    On September 24, 1999, representatives of Deutsche Banc Alex. Brown met with Mr. Fiore and Mr. Huffaker at our offices in El Segundo, California in order to conduct their due diligence review.

    On September 29, 1999, representatives of Donaldson, Lufkin & Jenrette, Inc. traveled to our offices in Sarasota, Florida, to meet with Dr. Matzkin and other members of management as part of their due diligence review in consideration of their participation as a financing source for the transaction.

    Representatives of Leonard Green & Partners met with Mr. Fiore and
Dr. Matzkin on October 1, 1999 to discuss the proposed transaction. During their meeting, representatives of Leonard Green & Partners indicated that Leonard Green & Partners had completed its due diligence review of our actual and projected levels of debt. Representatives of Leonard Green & Partners informed Mr. Fiore and Dr. Matzkin that Leonard Green & Partners determined that it could not increase its offer for InterDent beyond $9.50 per share. InterDent's total debt was now projected to be approximately $16 million higher at December 31, 1999 than earlier estimates due to an increased level of acquisitions and an increase in working capital. Representatives of Leonard Green & Partners also cited softness in the high yield debt market which they believed would require more conservative leverage ratios to successfully sell the debt required to finance the transaction.

    On the afternoon of October 1, 1999, Mr. Fiore and Dr. Matzkin informed the Special Committee of their meeting with representatives of Leonard Green & Partners and of the discussions regarding the proposed pricing of $9.50 per share.

    On October 4 and 5, 1999, attorneys representing Leonard Green & Partners traveled to our offices in Sarasota, Florida as part of their due diligence review and met with Dr. Matzkin and members of management.

    A draft of the merger agreement prepared by counsel for Leonard Green & Partners was thereafter distributed to the Special Committee and its counsel, who discussed the draft during a telephonic meeting on October 7, 1999. At the conclusion of the meeting, the Special Committee instructed its legal counsel to propose several changes to the merger agreement to legal counsel for InterDent, who were negotiating the terms of the merger agreement with legal counsel for Leonard Green & Partners. The Special Committee's proposed changes were focused upon those provisions of the merger agreement relating to the ability of third parties to make a competing bid for InterDent, primarily:

    - those prescribing the circumstances under which we could provide information to, hold discussions with and ultimately enter into a transaction with a third party; and

    - the amount of the termination fee and the circumstances under which it would become payable.

    On October 7, 1999, the Board of Directors held a teleconference to discuss the draft merger agreement. The members of the Board of Directors agreed that although some progress had been made, they were dissatisfied as to the extent of the representations and warranties requested of InterDent by Leonard Green & Partners, and as to the amount and conditions of the termination fee.

    During the succeeding week, legal counsel for the Special Committee:

    - reviewed revised drafts of the merger agreement,

    - discussed the drafts with Deutsche Banc Alex. Brown and its legal counsel;

    - proposed additional language to legal counsel for Leonard Green &
      Partners;

    - participated in negotiations with legal counsel for InterDent and legal counsel for Leonard Green & Partners; and

    - periodically discussed the progress of the negotiations with members of the Special Committee.

    The Board of Directors met again in a teleconference related to the merger agreement on October 12, 1999 to review the progress of the Special Committee in relation to the outstanding issues. The Special Committee informed the Board of Directors that it believed it would be prepared to consider the proposed merger on October 14, 1999, and that the Board of Directors should have a teleconference on October 15, 1999 to review the transaction.

    On October 14, 1999, the Special Committee held a telephonic meeting, along with its counsel and representatives of Deutsche Banc Alex. Brown. During this meeting, counsel updated the Special Committee as to the status of negotiations concerning the terms of the merger agreement. Also at the meeting, Deutsche Banc Alex. Brown reviewed with the Special Committee in detail its financial analysis with respect to the proposed merger consideration. After full discussion and based upon this analysis and other relevant factors and subject to receipt of a written opinion of Deutsche Banc Alex. Brown as to the fairness, from a financial point of view, of the merger consideration to the holders of Common Stock, other than members of the affiliate group, the Special Committee unanimously concluded that the proposed transaction was fair to our stockholders, other than the affiliate group.

    On October 15, 1999, the Board of Directors held a meeting, at which counsel reviewed the material terms of the proposed merger agreement and Deutsche Banc Alex. Brown reviewed its financial analysis as reviewed on October 14, 1999 with the Special Committee.

    On October 18, 1999, the Board of Directors held a telephonic meeting at which the Special Committee advised the Board of Directors that it believed the merger agreement and merger with Leonard Green & Partners was fair to our stockholders. The revised merger agreement was also presented, which included a number of changes earlier requested by the Board of Directors such as reducing the termination fee and limiting circumstances under which such fees should be paid, expanding our ability to provide information to other potential acquirors and further limiting our representations and warranties. The Special Committee recommended that the Board of Directors should have a final opportunity to review the merger agreement and the financial analysis of Deutsche Banc Alex. Brown.

    On October 20, 1999, the Board of Directors held a teleconference at which the Board of Directors reviewed the final proposed terms of the merger agreement and considered and accepted the financial analysis of Deutsche Banc Alex. Brown. As part of the discussion, the Special Committee reaffirmed its opinion that the merger was fair to our stockholders other than the affiliate group. After further discussions, the Board of Directors unanimously approved and deemed advisable the merger agreement and the transactions contemplated thereby and authorized and directed management to finalize and sign the merger agreement containing the material terms and conditions as renegotiated and presented to the Board of Directors at this meeting. The Board of Directors and the Special Committee also unanimously concluded that they should recommend the approval and adoption of the merger agreement and the transactions contemplated thereby to our stockholders.

    The merger agreement was signed and the proposed merger was announced on October 22, 1999. Deutsche Banc Alex. Brown also delivered on October 22, 1999 its written opinion as to the fairness, from a financial point of view, of the merger consideration to the holders of Common Stock, other than members of the affiliate group.

THE SPECIAL COMMITTEE

    On September 2, 1999 the Board of Directors formed a Special Committee consisting of three non-interested directors to evaluate and negotiate the proposal submitted by Leonard Green & Partners and to advise the Board of Directors of its opinion as to the fairness of the proposed transaction. The members of the Special Committee were Paul H. Keckley, H. Wayne Posey and Curtis Lee Smith, Jr. The

Special Committee engaged independent legal counsel, Dyer Ellis & Joseph PC, located in Washington, DC, and an independent investment bank, Deutsche Banc Alex. Brown, to assist the Special Committee in this evaluation.

ID RECAP, INC., LEONARD GREEN & PARTNERS, L.P. AND GREEN EQUITY INVESTORS III,
  L.P.

    ID Recap, Inc. is a Delaware corporation created by Leonard Green & Partners to facilitate the merger. Green Equity Investors III, L.P. is an affiliate of Leonard Green & Partners, a private Los Angeles-based merchant banking firm specializing in organizing, structuring and sponsoring management buy-outs, going private transactions and recapitalizations of established public and private companies. Morgan Stanley Dean Witter advised Leonard Green & Partners in the merger transaction.

MEMBERS OF THE AFFILIATE GROUP

    Members of the affiliate group include Michael T. Fiore, SRM 1993 Children's Trust, CB Capital Investors, L.P., DLJ Capital Corp., DLJ First ESC, L.L.C., Sprout Capital VII, L.P. Sprout Growth II, L.P., The Sprout CEO Fund, L.P. and related persons. See Appendix G attached to this proxy statement for a more detailed description of the members of the affiliate group.

PURPOSES AND REASONS OF THE MERGER; CERTAIN EFFECTS OF THE MERGER

    The principal purpose of the merger is to enable Green Equity Investors III and the affiliate group to own collectively all of our equity interest after the merger, and afford our stockholders the opportunity to receive a cash price for their shares of our Common Stock and Series D Preferred Stock that is fair and represents a premium over the market prices at which the Common Stock traded prior to the announcement of the proposed merger. This will be accomplished by a merger of an acquisition entity, ID Recap, with and into InterDent, pursuant to which all of the shares of InterDent's Common Stock and Series D Preferred Stock outstanding on the date of the merger, other than shares held be ID Recap, in our treasury or by stockholders who perfect their dissenter's rights, will be converted into the right to receive the merger consideration of $9.50 per share. When the merger is completed, members of the affiliate group will continue to hold a portion of their investment in InterDent through ownership of both InterDent Common Stock and Preferred Stock. Members of the affiliate group will be able to receive the $9.50 per share from the merger for the remainder of their Common Stock and Preferred Stock in InterDent on the same terms as our other stockholders.

    As a result of the merger, Green Equity Investors III, an affiliate of Leonard Green & Partners, will acquire approximately 57.9% of our outstanding Common Stock and 72.1% of our outstanding Preferred Stock, for an investment of $120.7 million. Upon completion of the merger, the affiliate group will, for an investment valued at $53.7 million, own approximately 42.1% of outstanding our Common Stock and approximately 27.9% of our outstanding Preferred Stock, with CB Capital Investors owning approximately 6.5% of such Common Stock and approximately 7.3% of such Preferred Stock and Sprout Capital VII and its related entities owning approximately 13.5% of such Common Stock and approximately 15.3% of such Preferred Stock. The members of management will collectively own approximately 2.7% of such Common Stock and approximately 0.5% of such Preferred Stock. These percentages reflect the planned exchange by the affiliate group of a part of their Common Stock, Series D Preferred Stock and 7% Convertible Subordinated Notes immediately prior to the merger for shares of ID Recap.

    As a private company, we will have greater flexibility to undergo fluctuations in short-term earnings and to focus on our long-term value by pursuing our growth strategy, including making capital expenditure and acquisition decisions, without the constraint of the public market's emphasis on quarterly results. Other than as set forth herein, the affiliate group has no reason for proposing the merger at this particular time, as opposed to any other time, and is not aware of any material development expected to affect the future value of our Common Stock or Preferred Stock that is not described in this proxy statement.

    The merger will terminate all existing equity interests in InterDent and Green Equity Investors III and the affiliate group will be the sole beneficiaries of any earnings and growth of InterDent following the completion of the merger. Accordingly, you will no longer own any shares of InterDent and therefore will neither benefit from any increase in the value of InterDent or payment of dividends, nor will you bear the risk of any decrease in the value of InterDent following the merger. In the merger, the outstanding shares of common stock and preferred stock of ID Recap will be converted into an equivalent number of shares of Common Stock and Preferred Stock of InterDent. Immediately prior to the effective time of the merger, Green Equity Investors III L.P. and the affiliate group will be the only stockholders of ID Recap. The $9.50 per share you will receive is the result of arm's-length negotiations between representatives of Leonard Green & Partners and the Board of Directors, and their respective counsel, following the receipt of the initial merger proposal from Leonard Green & Partners. As a result of the merger, our capital stock will be privately held and will cease to be publicly traded.

    Our Common Stock is currently registered under the Exchange Act and is listed for trading on the Nasdaq National Market under the symbol "DENT." Upon consummation of the merger, our Common Stock will be delisted from Nasdaq and registration of our Common Stock under the Exchange Act will be terminated. Because our Common Stock will be privately held, we will enjoy certain efficiencies, such as the elimination of the time devoted by our management and certain other employees to complying with certain reporting requirements of the Exchange Act, including the obligation to comply with the proxy rules thereunder, and its directors, officers and beneficial owners of more than 10% of our Common Stock will be relieved of the reporting requirements and restrictions on insider trading under Section 16 of the Exchange Act. In addition, we will be relieved of certain Nasdaq listing and reporting requirements. Accordingly, less information will be required to be made publicly available than is required at this time. We will be able to reduce certain costs, which we estimate to be approximately $750,000 per year, including the costs of preparing, printing and mailing certain corporate reports and proxy statements, the expenses of a transfer agent and registrar and the costs of investor relations activities.

    Leonard Green & Partners and InterDent structured the transaction as a one-step merger without a first-step cash tender offer because they believe that a first-step cash tender offer would make it less likely that the transaction would qualify as a leveraged recapitalization under generally accepted accounting principles. Moreover, we did not believe that a first-step tender offer would result in our stockholders receiving the cash from the merger significantly sooner than under a one-step merger structure. See "Proposals at the Annual Meeting--The Merger--Accounting Treatment."

    The merger agreement and the transactions contemplated thereby require the approval and adoption of the holders of a majority of the outstanding shares of our Common Stock and Series D Preferred Stock, voting together as a single class. The merger agreement and the transactions contemplated thereby do not require the approval and adoption of a majority of the Common Stock and Series D Preferred Stock held by stockholders who are not members of the affiliate group because such approval is not required under the Delaware merger statute and because the Special Committee and the Board of the Directors believe that the fairness of the transaction was established by other factors. These factors include the arm's-length bargaining between Leonard Green & Partners, the Special Committee and the Board of Directors as to the terms of the transaction and the other factors referred to below as having been taken into account by the Special Committee and the Board of Directors.

RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS; FAIRNESS OF
  THE MERGER

    RECOMMENDATIONS OF THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS.

    On October 14, 1999 the Special Committee unanimously determined that the merger is fair to our stockholders. At a telephonic meeting of the Board of Directors held on October 18, 1999, the Special Committee so advised the Board of Directors. On October 20, 1999, the Board of Directors unanimously approved and deemed advisable the merger agreement and the transactions contemplated thereby.

    FAIRNESS OF THE MERGER.

    SPECIAL COMMITTEE. In reaching its determinations referred to above, the Special Committee considered the following factors:

    - the relationship between the price per share to be paid in the merger and the recent market prices of our Common Stock;

    - the recent market prices of the stocks of other companies in the dental/orthodontic and physician practice management industries;

    - the fact that the merger consideration is payable in cash, eliminating any uncertainties in valuing the consideration to be received by our stockholders;

    - the likelihood that the merger would be consummated, including the experience and reputation of Leonard Green & Partners;

    - the Special Committee's belief that the price per share to be paid in the merger was fair relative to its own assessment of the business, condition and prospects of InterDent;

    - the financial analysis of Deutsche Banc Alex. Brown and its opinion as to the fairness, from a financial point of view, of the merger consideration to the holders of Common Stock, other than members of the affiliate group; and

    - the terms of the merger and the merger agreement, including those provisions of the merger agreement relating to the ability of third parties to make a bid for InterDent and our ability to consider and accept a bid superior to the terms of the merger.

    The above discussion of the factors considered by the Special Committee is not intended to be exhaustive but summarizes all material factors considered. The Special Committee did not assign any relative or specific weights to the above factors, nor did it specifically characterize any factor as positive or negative, and individual members of the Special Committee may have given differing weights to differing factors and may have viewed certain factors more positively or negatively than others. Throughout its deliberations, the Special Committee received the advice of its advisors.

    BOARD OF DIRECTORS. In reaching its determinations referred to above, the Board of Directors considered the following factors:

    - the determinations and opinion of the Special Committee;

    - the fact that the price and the terms and conditions of the merger agreement were the result of arm's-length negotiations between the Special Committee, the Board of Directors and Leonard Green & Partners; and

    - the factors referred to above as having been taken into account by the Special Committee.

    In considering the arm's-length nature of the negotiations and the procedural fairness of the merger, the Board of Directors noted that:

    - the Special Committee consisted of independent directors of the Board of Directors who represented the interests of our stockholders who are not members of the affiliate group;

    - the Special Committee retained and was advised by independent legal counsel; and

    - the Special Committee retained Deutsche Banc Alex. Brown to assist it in evaluating the fairness, from a financial point of view, of the merger consideration to the holders of Common Stock, other than members of the affiliate group.

    In considering the fairness of the merger, the Special Committee and the Board of Directors did not consider our net book value or liquidation value materially relevant because they believed those values were not material indicators of our value as a going concern. Our book value per share as of September 30, 1999 was $2.95, substantially below the $9.50 per share price to be paid in the merger.

    The description set forth above of the factors considered by the Board of Directors is not intended to be exhaustive, but summarizes all material factors considered. The Board of Directors did not assign any relative or specific weights to the factors nor did it specifically characterize any factor as positive or negative, and individual members of the Board of Directors may have given differing weights to different factors and may have viewed certain factors more positively or negatively than others.

OPINION OF DEUTSCHE BANC ALEX. BROWN

    The Special Committee engaged Deutsche Banc Alex. Brown to render an opinion as to the fairness, from a financial point of view, of the consideration to be received in the merger by the holders of our Common Stock, other than members of the affiliate group. On October 14, 1999, at a meeting of the Special Committee held to evaluate the merger, Deutsche Banc Alex. Brown reviewed with the Special Committee its financial analysis of the merger consideration. On October 22, 1999, the date of execution of the merger agreement, Deutsche Banc Alex. Brown delivered to the Board of Directors and Special Committee a written opinion dated October 22, 1999, to the effect that, as of that date and based on and subject to the matters described in its opinion, the merger consideration of $9.50 per share in cash was fair, from a financial point of view, to the holders of our Common Stock, other than members of the affiliate group.

    The full text of Deutsche Banc Alex. Brown's written opinion dated
October 22, 1999, which describes the assumptions made, matters considered and limitations of the review undertaken, is attached as Appendix B and is incorporated into this document by reference. DEUTSCHE BANC ALEX. BROWN'S OPINION IS DIRECTED TO THE BOARD OF DIRECTORS AND THE SPECIAL COMMITTEE, AND ADDRESSES ONLY THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF OUR COMMON STOCK, OTHER THAN MEMBERS OF THE AFFILIATE GROUP. THE OPINION DOES NOT ADDRESS THE MERITS OF OUR UNDERLYING DECISION TO ENGAGE IN THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW TO VOTE WITH RESPECT TO MATTERS RELATING TO THE MERGER. The summary of Deutsche Banc Alex. Brown's opinion described below is qualified in its entirety by reference to the full text of its opinion.

    In arriving at its opinion, Deutsche Banc Alex. Brown:

    - reviewed publicly available financial and other information concerning InterDent and internal analyses and other information furnished to or discussed with Deutsche Banc Alex. Brown by InterDent and its advisors;

    - held discussions with members of the senior management of InterDent regarding the business and prospects of InterDent;

    - reviewed the reported prices and trading activity for InterDent Common Stock;

    - compared financial and stock market information for InterDent with similar information for other companies whose securities are publicly traded;

    - reviewed the financial terms of recent business combinations which Deutsche Banc Alex. Brown deemed comparable in whole or in part;

    - reviewed the terms of the merger agreement; and

    - performed other studies and analyses and considered other factors as Deutsche Banc Alex. Brown deemed appropriate.

    Deutsche Banc Alex. Brown did not assume responsibility for independent verification of, and did not independently verify, any information, whether publicly available or furnished to Deutsche Banc Alex. Brown, concerning InterDent, including any financial information, forecasts or projections considered in connection with the rendering of its opinion. For purposes of its opinion, Deutsche Banc Alex. Brown assumed and relied on the accuracy and completeness of all information that it reviewed and did not conduct a physical inspection of any of the properties or assets, or prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities, of InterDent.

    With respect to the financial forecasts and projections made available to Deutsche Banc Alex. Brown and used in its analyses, Deutsche Banc Alex. Brown assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of InterDent as to the matters covered by the forecasts and projections. In rendering its opinion, Deutsche Banc Alex. Brown expressed no view as to the reasonableness of the forecasts and projections used by it or the assumptions on which the forecasts and projections were based.

    Deutsche Banc Alex. Brown was not requested to, and it did not, participate in the negotiation or structuring of the merger, and Deutsche Banc Alex. Brown was not authorized to, and it did not, solicit indications of interest from any party with respect to the acquisition of all or a part of InterDent. Deutsche Banc Alex. Brown's opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Deutsche Banc Alex. Brown as of, the date of its opinion.

    For purposes of rendering its opinion, Deutsche Banc Alex. Brown assumed that, in all respects material to its analysis:

    - the representations and warranties of InterDent and ID Recap contained in the merger agreement were true and correct;

    - InterDent and ID Recap would each perform all of the covenants and agreements to be performed by it under the merger agreement; and

    - all conditions to the obligations of each of InterDent and ID Recap to consummate the merger would be satisfied without any waiver.

    Deutsche Banc Alex. Brown also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the merger would be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which either InterDent or ID Recap is a party or is subject or by which it is bound, no limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have a material adverse effect on InterDent or materially reduce the contemplated benefits of the merger to InterDent.

    In connection with rendering its opinion to the Board of Directors and Special Committee, Deutsche Banc Alex. Brown performed a variety of financial analyses which are summarized below. The following summary does not purport to be a complete description of all of the analyses performed and factors considered by Deutsche Banc Alex. Brown in connection with its opinion. A copy of Deutsche Banc Alex. Brown's written presentation to the Board of Directors and the Special Committee in connection with its opinion has been filed as an exhibit to the Rule 13e-3 Transaction Statement on Schedule 13E-3 filed by InterDent with the Securities and Exchange Commission and will be available for inspection and copying at the principal executive offices of InterDent during regular business hours by any interested stockholder of InterDent or representatives of such stockholder who have been so designated in writing and may be inspected and copied, and obtained by mail, from the Securities and Exchange Commission.

    The following is a summary of the material financial analyses performed by Deutsche Banc Alex. Brown in connection with its opinion to the Board of Directors and the Special Committee dated October 22, 1999. THE FINANCIAL ANALYSES SUMMARIZED BELOW INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. IN ORDER TO FULLY UNDERSTAND DEUTSCHE BANC ALEX. BROWN'S FINANCIAL ANALYSES, THE TABLES MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. CONSIDERING THE DATA SET FORTH BELOW WITHOUT CONSIDERING THE FULL NARRATIVE DESCRIPTION OF

THE FINANCIAL ANALYSES, INCLUDING THE METHODOLOGIES AND ASSUMPTIONS UNDERLYING THE ANALYSES, COULD CREATE A MISLEADING OR INCOMPLETE VIEW OF DEUTSCHE BANC ALEX. BROWN'S FINANCIAL ANALYSES.

ANALYSIS OF SELECTED PUBLIC COMPANIES.

    Deutsche Banc Alex. Brown compared financial and stock market information for InterDent and the following 11 selected publicly held companies in the dental/orthodontic practice management and physician practice management industries:

     DENTAL/ORTHODONTIC PRACTICE                PHYSICIAN PRACTICE
        MANAGEMENT COMPANIES                   MANAGEMENT COMPANIES
     ---------------------------               --------------------
-  American Dental Partners, Inc.      -  Radiologix, Inc. (f/k/a American
-  Apple Orthodontix, Inc.             Physician Partners, Inc.)
-  Castle Dental Centers, Inc.         -  Pediatrix Medical Group, Inc.
-  Coast Dental Services, Inc.         -  PhyCor, Inc.
-  Monarch Dental Corporation          -  ProMedCo Management Company
-  Orthodontic Centers of America,     -  US Oncology, Inc.
  Inc.

    Deutsche Banc Alex. Brown reviewed adjusted market values, calculated as equity market value, plus debt, less cash, as multiples of latest 12 months and second quarter annualized, or "run rate," revenues; earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA; and earnings before interest and taxes, commonly referred to as EBIT. Deutsche Banc Alex. Brown also reviewed equity market values as a multiple of latest
12 months and run rate net income and stock prices as a multiple of estimated calendar years 1999 and 2000 earnings per share, commonly referred to as EPS. All multiples were based on closing stock prices on October 13, 1999 and were calculated both for the selected companies as an entirety and for the following subset of selected companies: American Dental Partners, Inc., Radiologix, Inc., Orthodontic Centers of America, Inc., PhyCor, Inc. and US Oncology, Inc. Estimated financial data for InterDent and the selected companies were based on publicly available research analysts' estimates. This analysis indicated the following ranges of implied adjusted market value and equity market value multiples for the selected companies, the overall mean multiples for the selected companies and the selected mean multiples for the subset of selected companies, as compared to the following multiples for InterDent implied by the merger consideration of $9.50 per share:

                                                                                               MULTIPLES FOR
                                                                                                 INTERDENT
                                                              IMPLIED MULTIPLES OF               IMPLIED BY
                                                               SELECTED COMPANIES           MERGER CONSIDERATION
                                                       ----------------------------------   --------------------
                                                        SUBSET    OVERALL
                                                         MEAN       MEAN        RANGE
                                                       --------   --------   ------------
ADJUSTED MARKET VALUES:

Latest 12 months revenues............................    1.8x       1.3x     0.5x -  4.4x            1.6x
Latest 12 months EBITDA..............................    6.9x       6.0x     2.9x - 11.4x           12.4x
Latest 12 months EBIT................................    9.7x       8.8x     3.5x - 13.3x           18.1x

Run rate revenues....................................    1.6x       1.1x     0.5x -  3.9x            1.4x
Run rate EBITDA......................................    6.0x       5.3x     2.8x -  9.4x           10.0x
Run rate EBIT........................................    8.7x       7.4x     3.5x - 11.3x           14.0x

EQUITY MARKET VALUES:

Latest 12 months net income..........................   12.7x      10.9x     4.1x - 20.6x           33.3x
Run rate net income..................................   12.3x      10.1x     4.1x - 17.8x           25.8x

Estimated calendar year 1999 earnings per share
  (research analysts' estimates).....................   11.3x       9.6x     5.2x - 17.3x           21.1x
Estimated calendar year 2000 earnings per share
  (research analysts' estimates).....................    9.1x       8.0x     4.6x - 13.3x           16.7x

ANALYSIS OF SELECTED PRECEDENT TRANSACTIONS.

    Deutsche Banc Alex. Brown reviewed the purchase prices and implied transaction multiples in the following 12 selected transactions in the health care services industry:

                                                                                         DATE
                     ACQUIROR                                    TARGET                ANNOUNCED
                     --------                                    ------                ---------
                                                    Alliance Imaging Inc.               9/14/99
-  Kohlberg Kravis Roberts & Co.
                                                    Physicians' Specialty Corp.         6/14/99
-  TA Associates, Inc.
                                                    Unilab Corporation                  5/25/99
-  Kelso & Company
                                                    First Commonwealth, Inc.            5/19/99
-  The Guardian Life Insurance Co. of America
                                                    NovaCare, Inc. (Orthotics and
                                                    prosthetics services division)       4/2/99
-  Hanger Orthopedic Group, Inc.
                                                    Sheridan Healthcare, Inc.           3/25/99
-  Vestar Capital Partners/Investor Group
                                                    Concentra Managed Care, Inc.         3/3/99
-  Welsh, Carson, Anderson & Stowe
                                                    CompDent Corporation                1/19/99
-  TA Associates, Inc., Golder, Thoma, Cressey,
     Rauner, Inc. and NMS Capital Partners
                                                    Physician Reliance Network, Inc.   12/14/98
-  American Oncology Resources, Inc.
                                                    Intensiva Healthcare Corporation   11/10/98
-  Select Medical Corporation
                                                    Dental Care Alliance, Inc.         10/16/98
-  Gentle Dental Services Corporation
                                                    MedCath Inc.                        3/13/98
-  Kohlberg Kravis Roberts & Co. and Welsh,
     Carson, Anderson & Stowe

    Deutsche Banc Alex. Brown reviewed adjusted market values in the selected transactions as multiples of latest 12 months and run rate revenues, EBITDA and EBIT, and equity market values as a multiple of latest 12 months, run rate and one-year forward net income. All multiples were based on publicly available information at the time of announcement of the relevant transaction. This analysis indicated the following implied adjusted market value and equity market value multiples for the selected transactions, as compared to the following multiples for InterDent implied by the merger consideration of $9.50 per share:

                                                                                            MULTIPLES FOR
                                                                                              INTERDENT
                                                                IMPLIED MULTIPLES OF          IMPLIED BY
                                                               SELECTED TRANSACTIONS     MERGER CONSIDERATION
                                                              ------------------------   --------------------
                                                                MEAN         RANGE
                                                              --------   -------------
ADJUSTED MARKET VALUES:

Latest 12 months revenues...................................    1.8x      1.0x -  3.5x            1.6x
Latest 12 months EBITDA.....................................    9.8x      6.1x - 14.1x           12.4x
Latest 12 months EBIT.......................................   13.5x      7.9x - 20.1x           18.1x

Run rate revenues...........................................    1.7x      1.0x -  2.7x            1.4x
Run rate EBITDA.............................................    8.1x      5.6x -  9.9x           10.0x
Run rate EBIT...............................................   11.4x      7.6x - 20.4x           14.0x

EQUITY MARKET VALUES:

Latest 12 months net income.................................   23.9x     10.2x - 40.1x           33.3x
Run rate net income.........................................   21.2x     14.8x - 47.0x           25.8x
One-year forward net income (research analysts'
  estimates)................................................   15.7x      9.3x - 30.4x           21.1x

DISCOUNTED CASH FLOW ANALYSIS.

    Deutsche Banc Alex. Brown performed a discounted cash flow analysis to estimate the present value of the unlevered, after-tax free cash flows that InterDent could generate during fiscal years 1999 through 2004 based on three scenarios reflecting the potential for different revenue growth rates and acquisition activity for InterDent. For purposes of this analysis, Deutsche Banc Alex. Brown utilized internal estimates of the management of InterDent. The first scenario, case 1, assumed a 9% revenue growth rate without acquisitions. The second scenario, case 2, assumed a 7% revenue growth rate with acquisitions. The third scenario, case 3, assumed a 9% revenue growth rate with acquisitions. The range of estimated terminal values was calculated by applying terminal value multiples ranging from 6.0x to 10.0x to InterDent's estimated fiscal year 2004 EBITDA. The present value of the cash flows and terminal values were calculated using discount rates ranging from 13.0% to 15.0%. This analysis yielded the following implied per share equity reference range for InterDent, as compared to the per share equity value for InterDent implied by the merger consideration of $9.50 per share:

                                                 IMPLIED PER SHARE EQUITY
                                                   REFERENCE RANGE FOR
SCENARIO                                                INTERDENT
--------                                         ------------------------
Case 1.........................................       $4.32 - $10.70
Case 2.........................................       $5.80 - $17.20
Case 3.........................................       $6.29 - $18.49

PREMIUMS ANALYSIS.

    Deutsche Banc Alex. Brown reviewed the premiums paid in eight selected merger and acquisition transactions in the health care services industry completed since January 1, 1995 having transaction values of between $100 million and $350 million. Deutsche Banc Alex. Brown analyzed the premiums in these transactions based on, among other things, the target company's stock price one day and one month prior to public announcement of the transaction. This analysis indicated the following premiums for the target companies in the selected transactions, as compared to the premiums implied for InterDent in the merger based on closing prices of InterDent Common Stock one day and one month prior to October 14, 1999, which is the last trading day prior to the Board of Directors meeting of October 15, 1999, at which it reviewed Deutsche Banc Alex. Brown's financial analyses:

                                                                 PREMIUMS PAID IN
                                                               SELECTED HEALTH CARE
                                                               SERVICES MERGERS AND         PREMIUM FOR
                                                                   ACQUISITIONS         INTERDENT IMPLIED BY
MEASUREMENT DATE                                                   TRANSACTIONS         MERGER CONSIDERATION
----------------                                             ------------------------   --------------------
                                                               MEAN         RANGE
                                                             --------   -------------
One Day Prior..............................................    26.0%     6.3% - 54.0%           28.8%
One Month Prior............................................    43.8%    11.1% - 92.5%           25.6%

OTHER FACTORS.

    In rendering its opinion, Deutsche Banc Alex. Brown also reviewed and considered, among other things:

    - historical and projected financial data for InterDent;

    - historical market prices and trading volumes for our Common Stock and the relationship between movements in our Common Stock, movements in the common stock of the selected companies and movements in the S&P 500 Index;

    - a financial model of the leveraged recapitalization of InterDent proposed by Leonard Green & Partners based on financing assumptions of Leonard Green & Partners;

    - the earnings performance of InterDent and selected companies as well as price-to-earnings multiples of InterDent relative to the selected companies; and

    - selected published analysts' reports, including analysts' estimates as to the earnings per share of InterDent.

    The above summary is not a complete description of Deutsche Banc Alex. Brown's opinion to the Board of Directors and the Special Committee or the financial analyses performed and factors considered by Deutsche Banc Alex. Brown in connection with its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. Deutsche Banc Alex. Brown believes that its analyses and the summary above must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Deutsche Banc Alex. Brown's analyses and opinion.

    In performing its analyses, Deutsche Banc Alex. Brown considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of InterDent. No company, transaction or business used in the analyses as a comparison is identical to InterDent, ID Recap or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

    The estimates contained in Deutsche Banc Alex. Brown's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Deutsche Banc Alex. Brown's analyses and estimates are inherently subject to substantial uncertainty.

    The type and amount of consideration payable in the merger were determined through negotiation between InterDent and Leonard Green & Partners, and the decision to enter into the merger was solely that of the Board of Directors. Deutsche Banc Alex. Brown's opinion and financial analyses were only one of many factors considered by the Board of Directors and the Special Committee in their evaluation of the merger and should not be viewed as determinative of the views of the Board of Directors, the Special Committee or InterDent management with respect to the merger consideration or the merger.

    Deutsche Banc Alex. Brown is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. The Special Committee selected Deutsche Banc Alex. Brown based on Deutsche Banc Alex. Brown's reputation and expertise.

    Deutsche Banc Alex. Brown and its affiliates have in the past provided financial services to Leonard Green & Partners and its affiliates unrelated to the merger, including having acted as lead managing underwriter in connection with various financings relating to the securities of Leonard Green & Partners and certain affiliates of Leonard Green & Partners, for which services Deutsche Banc Alex. Brown and its affiliates have received compensation. Deutsche Bank Securities Inc. may be participating in the financing for the merger, for which services it may receive compensation. Affiliates of Deutsche Bank Securities Inc. are limited partners in Green Equity Investors III, L.P.

    Deutsche Banc Alex. Brown maintains a market in InterDent Common Stock and regularly publishes research reports regarding the businesses and securities of InterDent and other publicly traded companies in the health care services industry. In the ordinary course of business, Deutsche Banc Alex. Brown and its affiliates may actively trade or hold the securities and other instruments and obligations of InterDent for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities, instruments or obligations.

    Under the terms of Deutsche Banc Alex. Brown's engagement, InterDent has agreed to pay Deutsche Banc Alex. Brown upon delivery of its opinion an aggregate fee of $700,000. In addition, InterDent has agreed to reimburse Deutsche Banc Alex. Brown for its reasonable travel and other out-of-pocket expenses, including reasonable fees and disbursements of legal counsel, and to indemnify Deutsche Banc Alex. Brown and related parties against liabilities, including liabilities under the federal securities laws, relating to, or arising out of, Deutsche Banc Alex. Brown's engagement.

POSITION OF THE AFFILIATE GROUP AS TO FAIRNESS

    The members of the affiliate group have considered the analyses of and the factors examined by the Special Committee and the Board of Directors. The members of the affiliate group believe that these analyses and factors, when considered together with the determination of the Special Committee and the opinion of Deutsche Banc Alex. Brown, provide a reasonable basis for them to believe that the merger is fair to InterDent stockholders from a financial point of view. Certain members of the affiliate group are directors, executive officers and significant stockholders of InterDent and have an interest in the contemplated merger that may conflict with the interests of the stockholders of InterDent. No member of the affiliate group has assigned specific relative weights to the factors considered in reaching his belief as to fairness.

    The members of the affiliate group have concluded that the merger and the terms of the merger agreement, including the merger consideration of $9.50 per share, are fair to InterDent's holders of Common Stock, other than holders in the affiliate group, based on the following factors:

    - the determinations and recommendations of the Special Committee and the Board of Directors;

    - the unanimous opinion of the Special Committee, which consists solely of directors who are independent of Green Equity Investors III, Leonard Green & Partners and the affiliate group that the merger is fair and reasonable to Interdent stockholders, other than the members of the affiliate group;

    - the fact that the price and the terms and conditions of the merger agreement were the result of arm's-length negotiations between the Special Committee or the Board of Directors and Leonard Green & Partners; and

    - the independent factors referred to above as having been taken into account by the Special Committee and the Board of Directors, including the fact that the Board of Directors and the Special Committee had received the opinion of Deutsche Banc Alex. Brown as to the fairness, from a financial point of view, of the merger consideration to the holders of Common Stock, other than members of the affiliate group.

CONFLICTS OF INTEREST AND OTHER INTERESTS OF THE AFFILIATE GROUP

    In considering the recommendation of the Special Committee and the Board of Directors with respect to the merger, our stockholders should be aware of certain inherent conflicts of interest, and other interests of members of the affiliate group, including those referred to below, that give rise to divided interests in considering the merger. The Special Committee and the Board of Directors were aware of these actual and potential conflicts of interest.

    EXCHANGE AND SUBSCRIPTION AGREEMENTS.

    In connection with the merger agreement, each member of the affiliate group has entered into or will enter into an exchange and subscription agreement with ID Recap. The following summary of the exchange and subscription agreement highlights important selected information. For a more complete description, you should refer to the exchange and subscription agreement attached as Appendix C to this proxy statement.

    Pursuant to the exchange and subscription agreement, each member of the affiliate group agrees, or expects to agree, to subscribe for shares of ID Recap in exchange for convertible notes or shares of InterDent prior to the closing of the merger as follows:

    - Michael Fiore has agreed to exchange 39,579 shares of InterDent Common Stock for 39,579 shares of ID Recap common stock;

    - SRM 1993 Children's Trust has agreed to exchange 1,422,789 shares of InterDent Common Stock for 724,105 shares of common stock and 265,500 shares of junior preferred stock of ID Recap;

    - certain members of management are expected to agree to exchange an aggregate of 138,817 shares of InterDent Common Stock for 59,870 shares of common stock and 30,000 shares of junior preferred an aggregate of stock of ID Recap;

    - Sprout Capital VII, L.P. and related entities have agreed to exchange an aggregate of $26,000,000 value of InterDent's 7% Convertible Subordinated Notes, Common Stock and Series D Preferred Stock for 503,370 shares of common stock, 470,463 shares of senior preferred stock, and 378,256 shares of junior preferred stock of ID Recap.

    - CB Capital Investors, L.P. has agreed to exchange an aggregate of $12,500,000 value of InterDent's 7% Convertible Subordinated Notes and Series D Preferred Stock for 242,005 shares of common stock, 226,184 shares of senior preferred stock, and 181,854 shares of junior preferred stock of ID Recap.

    The opportunity to obtain an equity interest in InterDent following the consummation of the merger may have presented members of the affiliate group with actual or potential conflicts of interest in connection with the merger. In light of these inherent conflicts of interest, the Board of Directors appointed the Special Committee, comprised solely of directors who are not members of the affiliate group, who are not employees or affiliates of any members of the affiliate group and who are not InterDent employees, to evaluate the fairness of the merger to InterDent's stockholders.

    PAYMENT AND CANCELLATION OF 7% CONVERTIBLE SUBORDINATED NOTES.

    In the merger, Sprout Capital VII, L.P. and related entities and CB Capital Investors, L.P., which are members of the affiliate group, will also have their 7% Convertible Subordinated Notes that are not exchanged for ID Recap shares prior to the merger, as described above, cancelled and converted into the right to receive cash. The cash to be received by such entities will equal 101% of the outstanding principal amount of, and any accrued and unpaid interest on, such cancelled notes plus $0.29 for each share of InterDent's Common Stock which such entities would have been entitled to purchase under a warrant that would have been issued to each holder upon a prepayment of the notes under the terms of such notes.

    EMPLOYMENT AGREEMENTS.

    Before consummation of the merger, Michael Fiore and Dr. Steven Matzkin each must execute and deliver a new employment agreement, the forms of which are attached as exhibits to the merger agreement. Pursuant to Mr. Fiore's employment agreement, Mr. Fiore shall hold the offices of Co-Chairman and Chief Executive Officer and receive a base salary of $400,000 per year for three years. Pursuant to Dr. Matzkin's employment agreement, Dr. Matzkin shall hold the offices of Co-Chairman, President and Chief Dental Officer and receive a base salary of $400,000 per year for three years. In addition, pursuant to the employment agreements, each of Mr. Fiore and Dr. Matzkin shall:

    - be entitled to participate in bonus plans, benefit plans and employee compensation programs to the extent that other senior executive officers of similar level and duties are eligible to participate in such programs;

    - receive an automobile allowance of $1,000 per month;

    - be subject to covenants prohibiting disclosure of confidential information of InterDent and competition with, or solicitation of employees of, InterDent; and

    - be entitled to severance payments of 36 months if he is terminated without cause or he terminates his employment for good reason.

    MANAGEMENT SERVICES AGREEMENT.

    InterDent and Leonard Green & Partners will enter into a management services agreement prior to the consummation of the merger pursuant to which Leonard Green & Partners will provide general services, consisting of management, consulting and financial services and investment banking services for major transactions. The management services agreement will have a 10 year term and there will be an annual fee for general services equal to $1.9 million, subject to increase by 1.6% for any additional capital in excess of $120.7 million invested in InterDent by Leonard Green & Partners and its affiliates. Major transaction service fees will be commensurate with the transaction and the services provided. Leonard Green & Partners shall be entitled to reimbursement by InterDent for reasonable expenses and shall be indemnified against any and all losses related to providing services pursuant to the management services agreement.

    Each of CB Capital Investors and Sprout Capital VII and its related entities will be entitled to an annual management fee equal to 1.6% of the value, on the closing date of the merger, of InterDent debt and equity securities invested by them in the merger.

    VOTING AGREEMENT.

    In connection with the merger agreement, Mr. Fiore, Dr. Matzkin, SRM 1993 Children's Trust, CB Capital Investors and Sprout Capital VII and related entities each entered into a voting agreement with ID Recap. The following summary of the voting agreement highlights important selected information. You should refer to the text of the voting agreement attached to this proxy statement as Appendix D for a more complete description. The voting agreement provides that the stockholders of InterDent who sign the voting agreement will, among other things:

    - vote their shares to approve and adopt the merger agreement and the transactions contemplated thereby, and in favor of any other matter necessary to consummate the transactions contemplated by the merger agreement;

    - vote against any other acquisition proposal, which includes any other merger, consolidation or similar transaction involving any purchase of all or any significant portion of the properties and assets or any equity securities of InterDent;

    - vote against any change in a majority of the persons who constitute the Board of Directors inconsistent with the merger agreement or the merger;

    - vote against any change in the capitalization of InterDent or any amendment of the certificate of incorporation or bylaws of InterDent inconsistent with the merger agreement or the merger;

    - not sell, transfer, pledge or otherwise dispose of any of their shares of InterDent capital stock;

    - not restrict or take any action adversely affecting their ability to freely exercise all voting rights with respect to shares of InterDent capital stock; and

    - not directly or indirectly solicit, initiate, or otherwise facilitate any inquiries with respect to an acquisition proposal, or have any discussions with any person relating to an acquisition proposal regarding InterDent.

Each stockholder who executes the voting agreement also waives any rights to dissent from the merger. The voting agreement will terminate upon termination of the merger agreement.

    STOCKHOLDERS AGREEMENT.

    Immediately prior to completion of the merger, Green Equity Investors III, InterDent and the affiliate group will enter into a stockholders agreement, the form of which is an exhibit to the exchange and subscription agreement. The stockholders agreement restricts the ability to freely transfer InterDent securities held by Green Equity Investors III and members of the affiliate group, and establishes a right of first refusal in favor of InterDent and certain significant stockholders, in the event members of the affiliate group seek to transfer any of their securities to a third party pursuant to a good faith offer. In the event any members of the affiliate group cease to be employed by InterDent during the three years after the merger, InterDent may purchase a portion of their securities at specified prices. In addition, Green Equity Investors III has drag-along rights, meaning that, under some circumstances, if Green Equity Investors III desires to sell any of its securities to a third party, it may compel members of the affiliate group to do the same. Also, members of the affiliate group have tag-along rights to participate in some sales by Green Equity Investors III, CB Capital Investors, and Sprout Capital VII and its related entities of its securities to a third party, meaning that, under some circumstances, Green Equity Investors III, CB Capital Investors and Sprout Capital VII, L.P. and its related entities may be required to include a portion of the affiliate group's securities in such a sale. Furthermore, the stockholders agreement grants demand and piggyback registration rights, under specific circumstances, to Green Equity
Investors III and the affiliate group. The grant of demand registration rights generally means that both Green Equity Investors III and members of the affiliate group may compel us to register securities owned by them under the Securities Act of 1933. The grant of piggyback registration rights generally means that if we propose to register any of our securities under the Securities Act of 1933, Green Equity Investors III or the members of the affiliate group may request that we include securities owned by them in such registration. The stockholders agreement also grants two or more nominees of Green Equity Investors III and four nominees of the affiliate group rights to be elected to our board of directors.

    TREATMENT OF STOCK OPTIONS.

    Some of our directors and executive officers hold options to purchase our Common Stock that will be terminated upon the consummation of the merger. Except as described in the next paragraph, these individuals will receive cash for these options according to the terms of the merger agreement. Prior to the consummation of the merger, we have agreed to take all necessary action, including obtaining the option holder's consent, to cancel these outstanding options, whether or not currently exercisable. Upon the surrender and cancellation of each of these options, each option holder will be entitled to receive cash equal to the excess of $9.50 per share over the per share exercise price of his options. As of November 15, 1999, there were options outstanding to purchase an aggregate of 2,373,592 shares of our Common Stock at a weighted average exercise price of $6.63 per share. These options were held by 138 persons.

    ROLLOVER OF OPTIONS AND WARRANTS IN THE MERGER.

    Pursuant to the terms of the merger agreement, members of senior management will agree to rollover outstanding options with an aggregate spread value not to exceed $2,330,000, and such options will remain outstanding options of the surviving corporation in accordance with the terms and provisions set forth in the respective option plan and agreement, subject to such changes and amendment as required by the merger agreement.

    Warrants held by two members of management of InterDent that do not exceed an aggregate spread value of $155,000 may not be cancelled in the merger and may remain outstanding as continuing obligations of InterDent after the merger.

PLANS FOR INTERDENT AFTER THE MERGER

    Following the merger, Green Equity Investors III and the members of the affiliate group will own, in the aggregate, 100% of our Common Stock. InterDent's initial directors following the merger will include Michael Fiore, Dr. Steven Matzkin, Eric Green, Robert Finzi, John Danhakl and John Baumer. Our initial officers following the merger will be the same officers as prior to the merger. Our directors will not receive compensation for serving as directors of InterDent following the merger.

    It is expected that, following consummation of the merger, the operations and business of InterDent will be conducted substantially as they are currently being conducted. Neither InterDent nor any members of the affiliate group has any present plans or proposals that relate to or would result in an extraordinary corporate transaction involving InterDent's corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or sale or transfer of a material amount of assets. However, InterDent and the affiliate group will continue to evaluate InterDent's business and operations after the merger from time to time, and may propose or develop new plans and proposals which either InterDent or the affiliate group considers to be in the best interests of InterDent and its stockholders.

CONDUCT OF THE BUSINESS OF INTERDENT IF THE MERGER IS NOT CONSUMMATED

    Consummation of the merger is subject to several conditions, in addition to the approval of the merger by the holders of a majority of InterDent Common Stock and Series D Preferred Stock voting together as a single class. See
"Proposals at the Special Meeting--Conditions Precedent" at page   for a more
complete description of these conditions. Even if the requisite stockholder approval is obtained, because there are other conditions that are beyond InterDent's control, there can be no assurance that the merger will be consummated.

    If the merger is not consummated for any reason, it is expected that InterDent's business and operations will continue to be conducted by its current management, under the direction of the Board of Directors, substantially as they are currently being conducted. No other transaction is currently being considered by the affiliate group or InterDent as an alternative to the merger.

FINANCING AND EXPENSES OF THE MERGER

    At the closing of the merger, InterDent security holders will receive an aggregate purchase price of approximately $250.3 million for the shares of InterDent's Common Stock, Preferred Stock, 7% Convertible Subordinated Notes and outstanding options and warrants, assuming no stockholders dissent from the merger and perfect their appraisal rights provided under Delaware law. In addition, InterDent expects to incur approximately $18.75 million in costs and expenses in connection with the merger, as set forth in the table below.

COST OR FEE                                                   ESTIMATED AMOUNT
-----------                                                   ----------------
Financial advisory fees.....................................     $ 9,015,606
Bank financing fees.........................................       2,000,000
Placement agent fees and expenses...........................       4,800,000
Legal and accounting fees...................................       1,750,000
Printing and mailing fees...................................         200,000
Solicitation expenses.......................................         100,000
SEC filing fees.............................................          34,014
Miscellaneous...............................................         850,380
                                                                 -----------
    Total...................................................     $18,750,000
                                                                 ===========

    It is a condition to the consummation of the merger that ID Recap shall have funds available to it at the closing sufficient to pay the aggregate merger consideration and costs of the transactions contemplated by the merger agreement and, as is reasonably necessary, to continue our business following the merger in substantially the same manner as it is currently being conducted and is planned to be conducted.

    Leonard Green & Partners delivered to InterDent a "highly confident" letter dated October 21, 1999 from Donaldson, Lufkin & Jenrette, setting forth that Donaldson, Lufkin & Jenrette is highly confident that it will be able to sell $160 million of subordinated debt securities required by InterDent to consummate the merger. Donaldson, Lufkin & Jenrette's ability to consummate the sale of such securities is subject to, among other things:

    - the terms and conditions of the securities and all other debt and equity financing for the recapitalization being satisfactory;

    - the terms and conditions of the recapitalization being substantially the same as represented to Donaldson, Lufkin & Jenrette;

    - the execution and delivery of documentation of the recapitalization and the securities satisfactory to Donaldson, Lufkin & Jenrette;

    - the absence of any material adverse change in the business of InterDent;

    - receipt of governmental, regulatory and third party approvals and consents;

    - availability of financial statements satisfactory to Donaldson, Lufkin & Jenrette;

    - completion of due diligence satisfactory to Donaldson, Lufkin & Jenrette;

    - satisfactory market conditions; and

    - reasonable time to market the securities.

    Leonard Green & Partners also delivered to InterDent a "highly confident" letter dated October 21, 1999 from Deutsche Bank Securities setting forth that Deutsche Bank Securities Inc. is highly confident that it will be able to sell $160 million of subordinated debt securities required by InterDent to consummate the merger. The ability of Deutsche Bank Securities Inc. to sell the securities is subject to, among other things:

    - there not having been any material adverse change in the business of InterDent;

    - there not existing any pending or threatened claim which could have a material adverse effect on InterDent;

    - principal economic terms and structure of the merger and related transactions shall be as described to Deutsche Bank Securities Inc.;

    - terms of the equity securities shall be satisfactory to Deutsche Bank Securities Inc.;

    - receipt of all governmental, regulatory, or third party approvals;

    - execution, delivery and effectiveness of satisfactory documentation for the merger and related transactions and the sale of the debt securities;

    - receipt of satisfactory environmental and solvency reports;

    - availability of financial statements;

    - satisfactory ratio of consolidated total debt to consolidated earnings;

    - no disruption or material adverse change or development in the financial or capital markets;

    - Deutsche Bank Securities Inc. being satisfied with results of its due diligence review of InterDent; and

    - reasonable time to market the sale of the debt securities.

RIGHTS OF DISSENTING STOCKHOLDERS

    Holders of shares of InterDent's Common Stock or Series D Preferred Stock are entitled to appraisal rights under Section 262 of the Delaware General Corporation Law ("DGCL"). A holder having a beneficial interest in such shares held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

    The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of section 262 of the DGCL, which is reprinted in its entirety as Appendix E to this proxy statement.

    All references in Section 262 and in this summary to a "stockholder" are to the record holder of shares of InterDent's Common Stock or Series D Preferred Stock as to which appraisal rights are asserted.

    Holders of shares of InterDent's Common Stock or Series D Preferred Stock who do not wish to accept, pursuant to the merger, the $9.50 per share provided for in the merger agreement and who follow the procedures set forth in
Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by such court.

    Under Section 262 of the DGCL, where a merger agreement is to be submitted for approval and adoption at a meeting of stockholders, as in the case of the special meeting, the corporation submitting the proposed merger to a vote of its stockholders must notify each of its stockholders entitled to appraisal rights that such appraisal rights are available. Such notice must be given by the corporation to its stockholders entitled to appraisal rights no less than 20 days prior to the meeting at which the merger proposal will be submitted to the stockholders for a vote and such notice must include a copy of Section 262 of the DGCL.

    This proxy statement constitutes such notice to the holders of shares of InterDent's Common Stock and Series D Preferred Stock, and the applicable statutory provisions of the DGCL are attached to this proxy statement as Appendix E. Any holder who wishes to exercise such appraisal rights, or who wishes to preserve rights to do so, should review the following discussion and Appendix E carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

    A holder of shares of InterDent Common Stock or Series D Preferred Stock wishing to exercise appraisal rights must deliver to the Secretary of InterDent, before the vote on the merger and the merger agreement at the special meeting, a written demand for appraisal and must not vote such signed shares in favor of approval and adoption of the merger agreement. Because a signed, dated proxy which does not contain voting instructions will, unless revoked, be voted for approval and adoption of the merger and the merger agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must:

    - vote against approval and adoption of the merger agreement; or

    - abstain from voting on approval and adoption of and the merger agreement.

    Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to approve and adopt the merger agreement will constitute a written demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any such proxy or vote. In addition, a stockholder wishing to exercise appraisal rights must continue to hold such shares of stock from the date of the demand for appraisal until the effective time of the merger.

    Only the person who is the stockholder of record on the date the written demand for appraisal is made is entitled to assert appraisal rights for the stock registered in that stockholder's name. A demand for appraisal should be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder's name appears on the stock certificate(s). If the shares of stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy-in-common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners.

    A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising such rights with respect to the shares held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought and when no number of shares is expressly mentioned the demand will be presumed to cover all shares held in the name of the record owner. Holders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

    All written demands for appraisal should be delivered to the Secretary of InterDent, either in person or by mail (certified mail, return receipt requested, being the recommended form of transmittal), addressed to him at:
InterDent, Inc., 222 North Sepulveda Boulevard, Suite 740, El Segundo, CA 90245-4340.

    Within 10 days after the effective time of the merger, InterDent must send a notice as to the effectiveness of the merger to each former stockholder who has made such a written demand for appraisal and who has not voted in favor of approval and adoption of the merger and the merger agreement. Within 120 days after the effective time, but not thereafter, InterDent, or any holder of InterDent Common Stock or Series D Preferred Stock who is entitled to appraisal rights under Section 262 of the DGCL and has complied with the requirements of that section, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares. InterDent is under no obligation to and does not presently intend to file a petition in respect of any such appraisal. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in
Section 262 of the DGCL.

    Within 120 days after the effective time, any stockholder who has complied with the requirements under Section 262 of the DGCL for exercise of appraisal rights will be entitled, upon written request, to receive from InterDent a statement setting forth the aggregate number of shares with respect to which demands for appraisal have been received and which have not voted in favor of approval and adoption of the merger and the merger agreement, and the aggregate number of stockholders of such shares. Such statement must be mailed within 10 days after a written request therefor has been received by InterDent.

    If a petition for appraisal is duly filed by a stockholder and a copy thereof is delivered to InterDent, InterDent will then be obligated within 20 days to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders of shares who have demanded appraisal of their shares. After notice to such stockholders, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights under that section. The Delaware Court of Chancery may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for a notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.

    After determining the stockholders entitled to an appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined under Section 262 of the DGCL could be more than, the same as or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262 of the DGCL. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy.

    The court also will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares have been appraised. The costs of the action may be determined by the court and taxed upon the parties as the court deems equitable. The court also may order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares that have effectively pursued appraisal.

    From and after the effective time, a stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL will not be entitled to vote the shares subject to the appraisal demand for any purpose or be entitled to the payment of dividends or other distributions, if any, on those shares (except dividends or other distributions, other than the merger consideration, payable to holders of record of shares as of a date prior to the effective time).

    If any stockholder who demands appraisal under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses, his right to appraisal as provided in the DGCL, the shares of such stockholder will be converted into the right to receive the $9.50 per share in accordance with the merger agreement. Among the ways a stockholder will fail to perfect, or effectively lose or withdraw, the stockholder's right to appraisal, include if the stockholder:

    - was not a record owner of shares of InterDent Common Stock or Series D Preferred Stock on the date of the demand for appraisal or failed to own the shares through the effective time of the merger;

    - fails to provide a written demand for appraisal before the taking of the vote on the merger;

    - votes for approval and adoption of the merger agreement (or submits an executed proxy without voting instructions);

    - does not file a petition for appraisal in the Court of Chancery within 120 days after the effective time of the merger; or

    - delivers to InterDent a written withdrawal of his or her demand for appraisal and an acceptance of the merger, except that any such attempt to withdraw made more than 60 days after the effective time will require the written approval of InterDent.

                        PROPOSALS AT THE SPECIAL MEETING

THE MERGER

    On October 22, 1999, InterDent and ID Recap entered into the merger agreement. At the special meeting, InterDent stockholders will be asked to approve and adopt the merger agreement and the transactions contemplated thereby, pursuant to which each share of InterDent Common Stock and Series D Preferred Stock, other than shares as to which appraisal rights have been perfected under Delaware law and all shares then owned by ID Recap or held in InterDent's treasury, will be automatically converted at the effective time into the right to receive the merger consideration of $9.50 in cash. The following summary includes a description of certain provisions of the merger agreement and is qualified in its entirety by reference to the merger agreement, a copy of which is attached hereto as Appendix A and is incorporated herein by reference.

    The Board of Directors recommends that you vote FOR approval of the merger and the merger agreement.

TERMS OF THE MERGER

    At the effective time of the merger, ID Recap will be merged with and into InterDent and InterDent will continue as the surviving corporation. The certificate of incorporation and by-laws of InterDent prior to the consummation of the merger will be amended at the effective time of consummation of the merger as set forth on Appendix F and, as so amended, will be the certificate of incorporation and by-laws of the surviving corporation following the merger.

    As of the effective time of the merger, by virtue of the merger and without any action on the part of ID Recap, InterDent or its stockholders:

    - each share of InterDent Common Stock or Preferred Stock owned by ID Recap will be cancelled without being converted and will not receive any payment or distribution as part of the merger;

    - except as described above, each share of InterDent Common Stock and Series D Preferred Stock outstanding immediately prior to the effective time will be converted into and become the right to receive the merger consideration of $9.50 in cash, without interest, and will be canceled upon conversion;

    - each share of InterDent Series A Preferred Stock and Series C Preferred Stock, if any, will be converted into the right to receive $1.00 in cash;

    - each share of common stock of ID Recap will be converted into the right to receive one new share of InterDent Common Stock and will be cancelled upon such conversion;

    - each share of preferred stock of ID Recap will be converted into the right to receive one new share of InterDent Preferred Stock and will be cancelled upon such conversion; and

    - each outstanding option and warrant, other than those options and warrants that will remain outstanding, shall be cancelled and converted into the right to receive cash equal to the excess of $9.50 per share of InterDent Common Stock underlying each such security over the per share exercise price of such security.

    - each outstanding InterDent 7% Convertible Subordinated Note shall be cancelled and converted into the right to receive 101% of the outstanding principal amount of, and any accrued and unpaid interest on, such canceled note, plus $0.29 for each share of InterDent Common Stock which such holder would have been entitled to purchase under a warrant that would have been issued to such holder upon a prepayment of the note.

    Shares of InterDent Common Stock or Series D Preferred Stock outstanding immediately prior to the effective time held by a stockholder who has demanded and perfected appraisal rights will not be converted. Any such stockholder will instead be entitled to such rights as are afforded under the DGCL.

EFFECTIVE TIME OF THE MERGER

    The merger will become effective when a certificate of merger with respect to the merger is duly filed with the Delaware Secretary of State in accordance with the relevant provisions of the DGCL or at such other time as is permissible in accordance with the DGCL and as InterDent and ID Recap may agree and as specified in the certificate of merger. This is expected to take place shortly after the satisfaction or waiver of the conditions precedent to the merger.

EXCHANGE AND PAYMENT PROCEDURES

    Prior to the effective time of the merger, ID Recap, with InterDent's approval, will appoint a bank or trust company to act as exchange agent for payment of the cash payable pursuant to the merger agreement and will have, or cause to be, deposited with the exchange agent for the benefit of InterDent's security holders the aggregate amount of the cash. Promptly after the effective time, the exchange agent will mail to each InterDent stockholder of record a letter of transmittal and instructions for use in effecting the surrender of certificates representing InterDent shares to be exchanged for the cash amount payable pursuant to the merger agreement. Upon surrender to the exchange agent of a certificate formerly representing shares of our Common Stock or Preferred Stock and acceptance by the exchange agent, the holder of such certificate will be entitled to the cash amount payable pursuant to the merger agreement, without interest.

    You should not deliver your stock certificates now. You should send them only pursuant to instructions set forth in the letter of transmittal to be mailed to you promptly after the effective time of the merger. In all cases, the cash payable pursuant to the merger agreement will be provided only in accordance with the procedures set forth in the merger agreement and such letters of transmittal.

    We strongly recommend that stock certificates and letters of transmittal be transmitted only by registered United States mail, return receipt requested, appropriately insured. Stockholders whose certificates are lost will be required to make an affidavit claiming such certificate or certificates lost, stolen or destroyed and, if required by InterDent, to post a bond in such amount as InterDent may reasonably require as indemnity against any claim that may be made against it with respect to such certificate.

    Any cash amount payable pursuant to the merger agreement not validly claimed by our stockholders for six months after the effective time will be delivered to InterDent. Any stockholders who have not complied with the terms and conditions for the exchange of certificates set forth in the merger agreement will thereafter look only to InterDent, and only as general creditors, for the payment of their claim to the cash payable pursuant to the merger agreement.

TRANSFER OF STOCK

    No transfer of shares of our Common Stock or Preferred Stock will be made on our stock transfer books after the close of business on the day immediately prior to the effective time of the merger. If, on or after the effective time, certificates for shares of such stock are presented, they will be canceled and exchanged for the cash amount payable pursuant to the merger agreement, as provided in the preceding section of this proxy statement.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains various representations and warranties of InterDent to ID Recap, including with respect to the following matters:

    - the due organization and valid existence of InterDent and its subsidiaries and similar corporate matters;

    - the capitalization of InterDent and its subsidiaries;

    - the due authorization, execution and delivery of the merger agreement and its binding effect on InterDent;

    - required governmental and non-governmental third party consents;

    - the execution, delivery and performance of the merger agreement by InterDent not causing a breach or default of InterDent's charter documents or material agreements;

    - no brokers or finders employed by InterDent with respect to the merger;

    - the completeness and accuracy of InterDent's filings with the Securities and Exchange Commission and the accuracy of its financial statements;

    - the absence of material adverse changes in our business since June 30, 1999;

    - the lack of undisclosed liabilities;

    - the lack of any takeover statutes applicable to the merger; and

    - InterDent's receipt of the opinion of Deutsche Banc Alex. Brown regarding the fairness of the merger consideration from a financial point of view.

    The merger agreement also contains representations and warranties of ID Recap to InterDent, including with respect to the following matters:

    - the due organization and valid existence of ID Recap at the effective time of the merger;

    - the due authorization, execution and delivery of the merger agreement by ID Recap and its binding effect upon ID Recap;

    - there are no brokers or finders employed by ID Recap with respect to the merger;

    - the accuracy of the information provided by ID Recap for inclusion in this proxy statement; and

    - ID Recap will have sufficient funds to pay the merger consideration and effect the transactions contemplated by the merger agreement, subject to the conditions set forth in the financing letters previously described in this proxy statement.

    Such representations and warranties are subject, in certain cases, to specified exceptions and qualifications. The representations and warranties of each of the parties to the merger agreement will expire upon completion of the merger. The above list does not include all representations and warranties of InterDent contained in the merger agreement. Please refer to the merger agreement attached to this proxy statement as Appendix A.

COVENANTS

    InterDent has agreed to seek and solicit the requisite vote of InterDent stockholders at the special meeting for the approval and adoption of the merger agreement and the transactions contemplated thereby. Michael Fiore, Dr. Steven Matzkin, Sprout Capital VII and certain related entities, CB Capital Investors and the SRM 1993 Children's Trust have agreed to vote all of their shares of InterDent Common Stock and Series D Preferred Stock at the special meeting for the approval and adoption of the merger agreement and the transactions contemplated thereby. These stockholders own, in the aggregate as of the record
date, approximately    % of the outstanding shares of Common Stock and Series D
Preferred Stock. The voting agreement terminates upon termination of the merger agreement.

    We have agreed to various restrictions in the operation of our business prior to closing the merger, including:

    - operation of the business in the ordinary course consistent with past practices;

    - refraining from various extraordinary transactions;

    - refraining from the declaration or payment of dividends or other distributions; and

    - using commercially reasonable efforts to maintain our business and assets prior to the consummation of the merger.

    We have further agreed to use commercially reasonable efforts to:

    - obtain any permits, approvals or consents that may be required to consummate the transactions contemplated by the merger agreement;

    - obtain the financing necessary for the merger; and

    - fulfill the obligations of the borrower under the financing letters previously described in this proxy statement.

    We have agreed to provide ID Recap and its representatives with reasonable access to our management, employees, agents and representatives and our properties, books and records and to prepare and provide ID Recap with certain monthly, quarterly and annual financial information regarding InterDent.

    We have agreed to prepare and file this proxy statement with the Securities and Exchange Commission and to mail it to our stockholders in connection with the special meeting, which we have agreed to convene. The Board of Directors has also agreed to recommend the merger to our stockholders, subject to the exceptions described below.

    The Board of Directors has agreed that it will not withdraw its recommendation of the merger agreement or recommend any alternative proposal, unless the following conditions are satisfied:

    - a majority of disinterested directors determine, in their good faith judgment based upon advice of legal counsel, after receipt of an alternative proposal, that their fiduciary duty requires such action; and

    - we provide notice of the terms of the alternative proposal to ID Recap and ID Recap does not respond within five business days with a proposal that a majority of disinterested directors determines to be at least as favorable as the alternative proposal.

    We will not be able to enter into any agreement with respect to an alternative proposal with a third party unless the merger agreement with ID Recap is terminated and we pay any termination fee owed to ID Recap.

    We have agreed that we will not solicit, initiate, encourage or engage in any inquiries, discussions or negotiations for any alternative offer or proposal for a merger or other transaction involving a purchase of all or a significant portion of our assets or any of our equity securities except as required by our fiduciary duties and only after providing ID Recap with required notice. We have also agreed to cease any existing discussions or negotiations with any other potential acquirers, of which there were no existing discussions or negotiations, to notify ID Recap if we receive any new inquiries or proposals, including the material terms of the proposal and the identity of the party, and to furnish copies of any written inquiries or proposals.

    We have agreed to use our reasonable best efforts to effect the transactions contemplated by the merger agreement in connection with our outstanding options, warrants and convertible notes and in the event of any anti-takeover statute, to grant such approval as may be necessary to consummate the merger and transactions contemplated by the merger agreement and act to eliminate the effects of any such statute on such transactions.

    ID Recap has agreed that the indemnification provisions with respect to our officers and directors contained in our current certificate of incorporation and by-laws will be carried over into the certificate of incorporation and by-laws of InterDent following the merger. Subject to certain conditions, we have agreed to maintain the current levels of directors' and officers' liability insurance for six years from the effective time with respect to coverage of matters occurring prior to the effective time, to the extent available, and providing coverage equivalent to the maximum available coverage under such policies currently in effect, paying up to 200% of the annual premiums currently paid by InterDent.

    Each of InterDent and ID Recap have agreed to cooperate and use our respective commercially reasonable efforts in obtaining necessary governmental approvals, including making required filings with the Federal Trade Commission and United States Department of Justice pursuant to the Hart-Scott-

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Rodino Antitrust Improvements Act of 1976 and seeking early termination of any applicable waiting periods under such Act.

    InterDent and ID Recap have also agreed to promptly notify each other of certain events, including notice from any person that a consent may be required, notice from any governmental authority relating to the transactions contemplated by the merger agreement, any action, suit, claim, investigation or proceeding that materially affects InterDent or the transactions contemplated by the merger agreement or any other event that is reasonably expected to have a material adverse effect on InterDent.

CONDITIONS PRECEDENT

    The obligations of each of InterDent and ID Recap to consummate the merger are subject to the fulfillment or waiver, if permissible, at or prior to the effective time of the merger of certain conditions, including the following:

    - no statute, rule or regulation, shall have been enacted and no order of a court or governmental entity shall be in effect directing that the transactions contemplated by the merger agreement not be consummated;

    - no party shall have been notified by any governmental entity that it intends to commence proceedings to restrain or prohibit the transactions contemplated by the merger agreement;

    - all required consents, waivers and approvals of governmental entities shall have been obtained and be in full force and effect;

    - any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act, shall have expired or been terminated;

    - the merger agreement and the transactions contemplated thereby shall have been approved and adopted by the affirmative vote or written consent of a majority of the outstanding shares of our capital stock entitled to vote thereon; and

    - we shall have received the requisite consent of the holders of our 7% Convertible Subordinated Notes to the merger agreement and the transactions contemplated thereby, which consent was obtained on October 22, 1999.

    Our obligation to effect the merger is further subject to the fulfillment or waiver, if permissible, at or prior to the effective time of the following conditions, among others:

    - the representations and warranties of ID Recap in the merger agreement shall be true and correct in all material respects as of the effective time of the merger; and

    - ID Recap shall have performed or complied in all material respects with its covenants and conditions under the merger agreement.

    The obligation of ID Recap to effect the merger is further subject to the fulfillment or waiver, if permissible, at or prior to the effective time of the merger of the following conditions, among others:

    - our representations and warranties contained in the merger agreement shall be true and correct in all material respects as of the effective time of the merger;

    - we shall have performed or complied in all material respects with our covenants and conditions under the merger agreement;

    - there shall have been no change in our business, assets, liabilities, results of operations or financial condition since October 22, 1999, which have had or are reasonably expected to have a material adverse effect on InterDent;

    - we shall have obtained all permits or approvals on terms reasonably satisfactory to ID Recap required from any governmental entity or third party in order to consummate the transactions contemplated by the merger agreement and to permit us to continue our business as it is currently being conducted;

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    - ID Recap shall have obtained all financing necessary to consummate the transactions contemplated by the merger agreement and which is reasonably necessary to continue business as it is currently being conducted;

    - certain significant stockholders shall have exchanged shares of our Common Stock, Series D Preferred Stock and 7% Convertible Subordinated Notes for shares of ID Recap's common stock and preferred stock;

    - we shall not have altered or modified and shall not have been required to alter or modify any of our accounting principles, methods or practices after our fiscal year ended December 31, 1998 and prior to the effective time of the merger which have had or are reasonably expected to have a material adverse effect on InterDent;

    - there shall not have occurred a material change in accounting rules or applicable securities laws or any actions by us which cause the basis of the stock acquired in connection with the merger being "pushed down" to InterDent resulting in a new accounting basis in our financial statements;

    - the aggregate number of dissenting shares in accordance with Section 262 of the Delaware General Corporation Law at the effective time of the merger shall not equal an aggregate of 15% or more of the shares of our Common Stock and Series D Preferred Stock as of the record date for the special meeting;

    - we and Leonard Green & Partners or its affiliates shall have executed and delivered the management services agreement previously described in this proxy statement;

    - certain parties required to enter into a stockholders agreement, applicable to such stockholders following the merger, shall have executed and delivered such stockholders agreement;

    - we shall have delivered an opinion from the law firm of Foley & Lardner or other law firm of national standing with expertise in the area of California health plan regulation to the effect that the merger agreement and transactions contemplated thereby shall not require prior approval of the California Department of Corporations pursuant to the California Knox-Keene Health Care Services Plan Act of 1975, as amended, and regulations issued thereunder;

    - each of Michael T. Fiore and Dr. Steven R. Matzkin shall have executed and delivered the employment agreements previously described in this proxy statement; and

    - all of our directors, other than those continuing as directors after the merger, shall have resigned from our Board of Directors.

TERMINATION; AMENDMENTS; WAIVER

    The merger agreement provides that it may be terminated and the merger abandoned at any time prior to the effective time, whether before or after approval and adoption of the merger agreement and the transactions contemplated thereby by our stockholders at the special meeting as set forth below:

    (1) by mutual written consent of ID Recap and InterDent;

    (2) by either ID Recap or InterDent if:

       - the merger shall not have been consummated by April 30, 2000, provided that the right to terminate the merger agreement in such event is not available to any party whose breach of any of its representations, warranties or agreements under the merger agreement results in the failure of the merger to occur on or before such date;

       - the other party is in material breach of any of its covenants contained in the merger agreement, which breach is incapable of cure or is not cured within 15 days following written notice to the party committing such breach, provided that ID Recap may immediately terminate the merger agreement without providing us with notice or opportunity to cure such breach if we have breached covenants restricting our ability to solicit alternative acquisition proposals from third parties; or

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
       - the other party is in breach of any of its representations or warranties contained in the merger agreement which breach individually, or together with all other breaches, is reasonably expected to have a material adverse effect and either is incapable of being cured or is not cured within 15 days following written notice;

    (3) by ID Recap if:

       - certain specified conditions to completion of the merger become incapable of being fulfilled;

       - our Board of Directors, or a committee of the Board of Directors, fails to recommend or withdraws or modifies, or resolves to withdraw or modify, its recommendation of the merger to its stockholders; or

       - we take any action that would be prohibited by the non-solicitation covenant, but for certain permitted actions based on fiduciary obligations or in order to comply with applicable securities laws; or

    (4) by InterDent if:

       - a majority of our disinterested directors determine to withdraw the Board of Directors' recommendation of the merger or to recommend an alternative proposal in either case, based upon advice of legal counsel, after receipt of an alternative proposal, that their fiduciary duty requires such action and ID Recap does not respond within five business days of being provided with notice of the terms of the alternative proposal with a new proposal that a majority of our disinterested directors determines to be at least as favorable as the alternative proposal; or

       - specified conditions to completion of the merger become incapable of being fulfilled.

    We will be required to pay to ID Recap a $7.5 million termination fee, plus all fees and expenses not to exceed $1.5 million (excluding fees and expenses in connection with financings) and all fees and expenses incurred by ID Recap in connection with financings that we approve in advance, provided that the fees and expenses set forth in the financing letters referenced in the merger agreement will be deemed approved by us, under the following circumstances:

       - if either party terminates the merger agreement based upon a failure to obtain the requisite consent of the holders of our 7% Convertible Subordinated Notes, which consent was obtained on October 22, 1999;

       - if we terminate the merger agreement because the Board of Directors has approved an alternative acquisition proposal from another third party which offers higher consideration to our stockholders than the merger proposal by ID Recap;

       - if ID Recap terminates the merger agreement because the Board of Directors or any committee of the Board of Directors fails to recommend or withdraws or modifies or resolves to withdraw or modify its recommendation of the merger; or

       - if ID Recap terminates the merger agreement because we have materially breached our covenants in the merger agreement not to solicit, encourage, initiate or take other actions with respect to alternative acquisition proposals, to file a proxy statement and a Schedule 13E-3 within a reasonable time after the date of execution of the merger agreement, or to call and convene a special meeting of our stockholders within 45 days after filing of a definitive proxy statement with the Securities and Exchange Commission.

    We will be required to pay ID Recap a fee in the amount of $1 million, if no termination fee is otherwise due, plus all approved financing fees and expenses and up to $1.5 million of non-financing fees and expenses incurred by ID Recap in connection with the transactions contemplated by the merger agreement, if the merger agreement is terminated as a result of the failure of our stockholders to approve the merger. This fee will increase to $7.5 million if we enter into a proposal to sell all or a significant portion of our assets by asset sale, stock purchase or merger within 12 months from the date of such termination of the merger agreement.

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
    We will be required to pay ID Recap an amount equal to all approved financing fees and expenses and up to $1.5 million of non-financing fees and expenses if no termination fee is otherwise due, incurred by ID Recap in connection with the transactions contemplated by the merger agreement if ID Recap exercises its right to terminate the merger agreement because we have provided confidential information to a third party making an alternative acquisition proposal to us during the first 30 days following public announcement of the proposed merger. However, if we enter into an acquisition proposal within 12 months from the date of such termination of the merger agreement, then we will be required to pay an additional fee of $7.5 million to ID Recap.

    In the event that the merger agreement is terminated by either party and no termination fee is otherwise due and payable to ID Recap, we will be required to pay to ID Recap all approved financing expenses and up to $1.5 million of non financing expenses, unless:

    - ID Recap fails in any material respect to perform any of its material obligations under the merger agreement and has not cured its non-performance within 20 days after receiving written notice from us;

    - ID Recap has materially breached any material representations or warranties and such breach is not cured within 20 days after receiving written notice from us; or

    - the financing necessary to consummate the transaction contemplated by the merger agreement is not obtained, except for a failure to obtain such financing as a result of a breach of our representations and warranties, failure to perform any of our material obligations under the merger agreement or the occurrence of any event, individually or in the aggregate, that would reasonably be expected to have a material adverse effect on InterDent.

    In the event of termination, the merger agreement will become null and void and there will be no liability on the part of ID Recap or InterDent. However, no termination will affect:

    - the rights and remedies available to any party as a result of breach of the merger agreement by the other party, except when ID Recap is otherwise entitled to receive any fee as a result of a termination based upon such breach, such fee will be ID Recap's sole and exclusive legal remedy;

    - the responsibility of InterDent or ID Recap, as the case may be, for any fees or commissions due to any broker or other third party retained by InterDent; or

    - any termination fees and expenses required to be paid by InterDent to ID Recap pursuant to the merger agreement.

    The merger agreement may be amended by the parties in writing provided that any amendment of the merger agreement following approval by our stockholders that adversely affects the rights of our stockholders under the merger agreement shall require our stockholder's prior approval.

    The merger agreement provides that the parties thereto may extend the time for performance or waive compliance of the other party with any of the agreements or fulfillment of conditions to its own obligations in whole or in part if such waiver or extension is in writing and signed by the party so waiving.

CERTAIN TAX CONSIDERATIONS

    The following discussion summarizes material United States federal income tax considerations relevant to the merger. This discussion is based on current provisions of the Internal Revenue Code of 1986, existing and proposed regulations under the Code, and current administrative rulings and court decisions, all of which may change, possibly with retroactive effect. Any such change could alter the tax considerations described here. This discussion does not deal with all tax considerations that may be relevant to holders of InterDent Common Stock or Series D Preferred Stock subject to special tax rules, including financial institutions, broker-dealers, persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States, persons who hold their shares as part of a "straddle" or other integrated instrument and holders of

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
options or holders who acquired their stock through the exercise of an employee stock option or otherwise as compensation.

    The receipt of cash in exchange for our Common Stock or Series D Preferred Stock in the merger will be a taxable transaction for federal income tax purposes. Except as provided in the following paragraph, each holder will recognize gain or loss per share equal to the difference between $9.50 and the holder's basis per share of our Common Stock or Series D Preferred Stock. A stockholder generally must determine the amount, character and timing of such gain or loss separately with respect to each block of shares such stockholder owns. If a stockholder holds our Common Stock or Series D Preferred Stock as a capital asset, the gain or loss from the exchange will be a capital gain or loss. This gain or loss will be long-term if the stockholder has held the shares for more than one year. Under current law, the federal government taxes net long term capital gains of non-corporate taxpayers at a maximum income tax rate of 20%.

    A holder of our Common Stock or Series D Preferred Stock who receives cash for a portion of such holder's Common Stock or Series D Preferred Stock in the merger, and who also continues to own shares of our stock (either directly or constructively) after the merger, generally will not recognize gain or loss in the above manner, but instead will be subject to dividend or capital gain treatment on the cash received in the merger depending on the specific facts and circumstances with respect to such stockholder. Therefore, any holder of our Common Stock or Series D Preferred Stock, who will continue to own shares of our stock after the merger (either directly or constructively by reason of the ownership of such stock by a related person or entity) should consult his or her own tax advisor in connection with the merger.

    A holder of our Common Stock or Series D Preferred Stock who receives cash in the merger may be subject to 31% backup withholding unless the stockholder:

    - is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact; or

    - provides a correct taxpayer identification number, certifies on IRS Form W-9 or Substitute Form W-9 that he or she is not subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules.

    The Internal Revenue Service may impose penalties as well as backup withholding on a stockholder who does not provide his or her correct taxpayer identification number to us or to our disbursing agent. Backup withholding is not an additional tax. Rather, a stockholder may credit any amount withheld under these rules against the stockholder's federal income tax liability, provided that the stockholder gives certain required information to the Internal Revenue Service. When required, we (or our disbursing agent) will report to the holders of our Common Stock or Series D Preferred Stock and to the Internal Revenue Service the amount of any payments made pursuant to the merger and the amount of any tax withheld from such payments.

    This tax discussion is included for general information only and is based upon current law. You should consult your own tax advisor as to the specific tax consequences of the merger to you, including the application and effect of federal, state, local and other tax laws and the possible effect of changes in such tax laws.

ACCOUNTING TREATMENT

    We will treat the merger as a recapitalization for accounting purposes, as we will not meet the requirements for a new accounting basis as a result of the continuing shareholder interests. A recapitalization is a transaction structured to transfer the controlling interests of an operating entity to a new investor, with some owners also retaining an ownership interest. A recapitalization results in no change in the accounting basis of the assets or liabilities presented in the stand-alone financial statements of the operating entity. The consideration for the shares is accounted for as a reduction in equity.

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
REGULATORY REQUIREMENTS

    We are not aware of any material United States federal or state or foreign governmental regulatory requirement necessary to be complied with or approval that must be obtained in connection with the merger, except for:

    - the filing of the certificate of merger with the Secretary of State of the State of Delaware pursuant to the Delaware General Corporation Law after the approval and adoption of the merger agreement and the transactions contemplated thereby;

    - compliance with federal and state securities laws; and

    - the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.

CERTAIN LITIGATION

    Following our public announcement on October 22, 1999 that we entered into the merger agreement, various stockholder lawsuits seeking class certification were filed naming as defendants InterDent, certain of our officers and directors, and Leonard Green & Partners. These lawsuits seek monetary damages and injunctive relief in connection with the merger. See "BUSINESS OF THE COMPANY--Legal Proceedings" at page 54 for a more complete description of these lawsuits.

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
                            BUSINESS OF THE COMPANY

OVERVIEW

    InterDent is the largest provider of dental practice management services to multi-specialty dental professional corporations and associations in the United States. As of November 15, 1999, we provided comprehensive management services to a network of 210 dental offices and 1,799 operatories that employ 628 dentists (including 141 specialists) in selected markets in California, Florida, Georgia, Hawaii, Idaho, Indiana, Michigan, Nevada, Oregon, Pennsylvania and Washington. Such dentists provide comprehensive general dentistry services and offer specialty dental services, which include orthodontics, periodontics, endodontics, pedodontics, prosthodontics, oral surgery and oral pathology.

    As part of a delivery network of multi-specialty dental care, we provide management services to affiliated dental practices under long-term management service agreements. Under the terms of the management service agreements, we bill and collect patient receivables and provide all administrative support services to the affiliated dental practices. The dentists are employed by our network of affiliated dental practices (which include endodontics, oral pathology, oral surgery, orthodontics, pedodontics, periodontics, and prosthodontics). Our practice management services facilitate the delivery of convenient, high quality, comprehensive and affordable dental care to patients in a comfortable environment. We seek to build geographically dense dental practice networks in selected markets through a combination of affiliations with dental practices existing in the area and selectively developing new offices.

    InterDent began its business operations on March 12, 1999, as a result of a business combination between Dental Care Alliance, Inc. and Gentle Dental Service Corporation, each of which was a publicly-held provider of practice management services to dental practices. Each of these other companies became and is now our wholly owned subsidiary. The business combination was accounted for as pooling of interests.

    In addition, we have entered into a collaborative Internet arrangement with Dental X Change, Inc. and Bessemer Venture Partners which is designed to create an integrated web portal for both dentists and patients throughout the United States.

    Our operating strategy is to provide value to our affiliated dental practices through the introduction of a variety of practice enhancements. For example:

    - we provide general administrative services and implement established procedures in conjunction with our affiliated dental practices designed to optimize staffing ratios and patient scheduling;

    - we assist in developing and implementing targeted advertising and marketing programs and attracting additional dentists and dental practices;

    - we employ our affiliated dental practices' management and administrative personnel working at our affiliated dental practices;

    - we set standards of care at our affiliated dental practices in order to promote the provision of high quality dental care. However, the individual dental professional corporations and administrative personnel are responsible for compliance with state and local regulations of the practice of dentistry and with licensing and certification requirements (including acquiring and maintaining professional liability insurance); and

    - to the extent applicable, we provide significant managed care expertise to the affiliated dental practices.

We believe the implementation of these enhancements has resulted in significant revenue growth at the affiliated dental practices.

    We have established a network of dental directors comprised of leading dental practitioners within our network of affiliated dental practices. The network of dental directors works with affiliated dental practices to establish and implement "best practices" procedures and protocols for the purpose of maintaining high quality dental care. We provide educational services and a training program covering non-clinical aspects

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
of the dental practices. We also provide a management information system that combines commercially available software with customized, proprietary software. We believe that our enhanced system provides a competitive advantage by allowing us to effectively manage a large geographically diverse network of dental practices from a centralized base. We also intend to install our basic management information system at each of our affiliated dental practices.

DENTAL SERVICES INDUSTRY

    The Health Care Financing Administration, or HCFA, estimates that the annual aggregate domestic market for dental services was approximately $54 billion for 1998, representing 4.7% of total health care expenditures in the United States. Dental service expenditures grew at a compound annual growth rate of approximately 8.9% from 1980 to 1998. According to HCFA, the dental services industry is expected to experience this continued growth and is projected to reach $95 billion by 2007. We believe that the anticipated growth in the dental industry will be driven by several factors, including:

    - increase in the availability and types of dental insurance;

    - increasing demand for dental services from an aging population;

    - evolution of technology which makes dental care less traumatic and, therefore, more attractive to patients;

    - increased focus on preventive and cosmetic dentistry; and

    - growth of managed care organizations that offer dental coverage to their members.

    The market for dental services in the United States consists of both general and specialty dentistry services. General dentistry services include preventive and diagnostic procedures such as cleanings, examinations and x-rays and restorative treatments such as fillings of cavities, gum therapy and crowns. Specialty dentistry services include orthodontics, periodontics, endodontics, pedodontics, prosthodontics, oral surgery, and oral pathology.

    Dental care services in the United States are generally delivered through a fragmented system of local providers, primarily individual or small group practices. According to a 1995 survey conducted by the American Dental Association, there were approximately 153,000 actively practicing dental professionals in the United States, approximately 70% of whom practiced alone. We estimate that approximately 2% of general and specialty practitioners are affiliated with practice management companies.

    Based upon recent estimates, according to industry sources, approximately 34% of the estimated 147 million people covered by dental benefits in 1997 were enrolled in managed dental care programs, including preferred provider organizations ("PPO") and dental Health Maintenance Organizations ("HMOs"). Enrollment in dental HMOs, according to the National Association of Dental Plans, is estimated to have grown from 7.8 million in 1990 to an estimated
31 million in 1998.

    We believe that the trend toward consolidation in the dental services industry will continue as dentists seek to affiliate with group practice managers, such as us, due to the following:

    - desire of dentists to focus on clinical aspects rather than on administrative and regulatory aspects of their practices;

    - increasing patient demands for more flexible evening and weekend hours;

    - increasing demand for competitively-priced, high quality dental care at multiple locations;

    - increasing desire of recent dental school graduates to pursue alternatives to the traditional solo practice of dentistry; and

    - need for certifiable standards of care for patients.

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
OPERATING STRATEGY

    Our strategic objective is to maintain and expand our leadership position in the dental practice management industry. To achieve this objective, we seek to enter selected geographic markets and develop locally prominent, multi-specialty dental delivery networks that provide gentle, high quality, cost-effective dental care. The key elements of our strategy are as follows:

    PROVIDE CONVENIENT, COMPREHENSIVE DENTAL CARE.

    Our affiliated dental practices provide patients with customer-friendly, comprehensive and cost-effective dental care which is made available at convenient times and locations. Because our affiliated dental practices generally include both general practitioners and on-staff specialists who can provide dental services (such as orthodontics, periodontics, endodontics, pedodontics, prosthodontics, oral pathology and oral surgery), patients can rely on our affiliated dental practices to provide comprehensive dental care needs. By offering extended office hours and conveniently located offices, patients are offered a dental care environment that makes it easier to schedule and keep appointments. We also provide flexible payment options in an effort to reduce patient financial burdens.

    FOCUS ON QUALITY OF PATIENT CARE.

    We have and continue to refine procedures, training and systems designed to ensure optimum patient care. We seek to improve clinical outcomes through our network of dental directors, which works directly with our affiliated dental practices to institute quality assurance and utilization review programs. Additional programs of the clinical services council include the following:

    - the development and implementation of continuing education and training programs for dental professionals;

    - the design and implementation of treatment protocols;

    - the evaluation of new techniques and technologies; and

    - the monitoring of treatment outcomes.

    Additionally, we seek to affiliate with dentists and specialists who are committed to delivering high quality dental care.

    ESTABLISH A COMPREHENSIVE DENTAL CARE NETWORK.

    Our strategy is to increase the number of affiliated dental practices by entering into management contracts with, acquiring the non-professional assets of, and entering into license agreements with dental groups and practices in selected markets. Our objective is to affiliate with dental groups and practices that have a significant market position or, when combined with existing affiliated dental practices, would result in a significant market position. We also intend to selectively establish de novo dental offices in the markets in which we operate, in order to augment our market presence. We believe that the establishment of significant positions in the markets we serve will result in economies of scale. Following each new affiliation with a dental practice, we work closely with the professionals and staff in order to achieve network integration and provide patients with convenient dental treatment.

    ACHIEVE OPERATIONAL EFFICIENCIES AND ENHANCE REVENUE.

    We believe we achieve operating efficiencies through the establishment of centralized management and administrative functions (such as marketing, payroll, accounts payable, general accounting and human resources services) for the affiliated dental practices. At the same time, we maintain on-site functions (such as patient scheduling and billing and collections) at each dental office or on a regional basis. We also enhance dental practice revenues by providing services and establishing procedures designed to optimize staff ratios and patient scheduling, and utilizing our management information system to more effectively support our affiliated dental practices. We believe that our network configuration provides leverage in

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
negotiating with third-party payors and dental supply vendors to receive structured payments and contract terms that are more favorable than those typically available to individual and small group practitioners. The addition of specialists such as orthodontists and oral surgeons who serve multiple offices within our affiliated network also allows us to capture incremental revenue from the higher fees commanded by specialty services.

    INTEGRATE AND LEVERAGE MANAGEMENT INFORMATION SYSTEMS.

    Our management information system utilizes commercially available software, which has been enhanced by our proprietary software. This management information system allows us to more effectively enhance the affiliated dental practices. The system is designed to assist each affiliated dental practice in:

    - optimizing staffing ratios and patient scheduling;

    - identifying and reducing unfinished patient treatment programs;

    - maximizing billing and collection efforts; and

    - actively monitoring the performance of managed care and other third party contracts.

    We believe that our management information system provides a distinct competitive advantage by allowing us to effectively service a diverse network of dental practices from a centralized base.

    EXPAND PATIENT VOLUME THROUGH PROACTIVE MARKETING.

    We seek to assist our affiliated dental practices in increasing patient volume by focusing on patient satisfaction and targeting existing and new patients through radio, direct mail, print advertising and other retail marketing programs. We tailor our advertising to local markets, based upon demographic characteristics of each market and the brand name recognition of our affiliated dental practices in the respective markets. The affiliated dental practices support this marketing program by offering convenient hours and locations for the dental practices. Additional support from the affiliated dental practices include:

    - providing comprehensive dental care services such as same-day emergency care;

    - introducing or expanding specialty services at the dental practices; and

    - utilizing our management information system to identify and reduce incomplete patient treatments.

Our objective is to leverage our existing advertising programs to generate revenue as it expands within our selected markets.

    CAPITALIZE ON MANAGED CARE EXPERTISE.

    We assist our affiliated dental practices by supplementing their fee-for-service business with selected managed care contracts. We believe that selected managed care contracts offer an attractive and profitable source of incremental revenue for the affiliated dental practices. We also believe that the financial and clinical data generated by our management information system enables us to negotiate managed care contracts under favorable terms. Additionally, we utilize our management information system to actively monitor utilization of patient groups covered by the managed care plans. We believe that our expertise in managed care represents a competitive advantage.

DENTAL PRACTICE NETWORK

    As of November 15, 1999, we provided comprehensive management services to a dental practice network which employed 628 dentists, including 141 specialists, practicing out of 210 dental offices and 1,799 operatories located in the geographic markets set forth below.

LOCATION                                                    DENTISTS   OFFICES    OPERATORIES
--------                                                    --------   --------   -----------
Nevada....................................................     33         13           128
Washington................................................      9          7            45
Idaho.....................................................     15          2            53
Hawaii....................................................     41          7            55
Oregon....................................................     97         34           269
Northern California.......................................    150         30           349
Southern California.......................................    141         40           367
Florida...................................................     62         35           207
Georgia...................................................     29          8           106
Indiana...................................................      3          3            20
Michigan..................................................     26         13            98
Pennsylvania..............................................     22         18           102
                                                              ---        ---         -----
  Total...................................................    628        210         1,799
                                                              ===        ===         =====

EXPANSION STRATEGY

    As a part of our strategy, we are pursuing an aggressive network expansion plan. We believe that we have significant opportunities to affiliate with additional dental practices resulting from favorable industry characteristics and the professional and business relationships of our senior management.

    We believe that the use of dental practice management companies will continue to grow rapidly, resulting in significant consolidation opportunities for us and other practice management organizations. In order to capitalize on these consolidation opportunities, we utilize the extensive dental industry experience of our senior management and our significant relationships with numerous practitioners and other industry leaders throughout the United States. We believe that these extensive relationships provide a competitive advantage to us as we seek additional affiliation opportunities to further our growth.

    We intend to continue to offer numerous significant benefits and value-added services to attract dentists and specialty practitioners to our affiliated provider network. Specific value-added services provided by us include billing, reimbursement and collections services, payroll and staffing, patient scheduling, advertising and marketing, product supply management and equipment maintenance, dentist recruitment and capital resources. Additional benefits to practitioners include clinical leadership and excellence, quality of care standards and continuing education, and financial benefits including performance bonuses. We believe that we will continue to be successful in attracting and recruiting dentists for the affiliated dental practices by providing these services and benefits. Furthermore, we believe that our name recognition and market presence is and will continue to be attractive to practitioners from an affiliation standpoint. As a result, we believe we will have greater consolidation opportunities.

    We use a wide range of evaluation criteria in selecting affiliation candidates, including: number of practitioners and compensation, patient base, reimbursement rates, quality of care, operating statistics, including number of operatories, patient visits and revenue per chair, historical operating results and financial condition, general versus specialty revenue mix, payor mix, location, market demographics and competition, advertising expenditures, reputation within the local community, non-professional staffing requirements, and condition of facilities and equipment including information systems. We intend to target individual and group practitioners, as well as local and regional consolidators. Consideration for future affiliations may include a combination of cash and seller financing.

    Our affiliation integration process may include: centralization and management of certain administrative functions, integration of management information systems, initiation of quality assurance and peer review programs, development of advertising and marketing programs, reviewing quality of care and staff utilization, and modification of patient scheduling procedures. Such integration is intended to improve the operations of the dental practices and to position them for increased patient revenue and profit growth. We will also continue our strategy of establishing de novo dental offices in selected markets to augment existing market presence.

SERVICES AND OPERATIONS

    We provide comprehensive management services with respect to all of the operations of our network of affiliated dental practices, other than the provision of dental treatment. We employ all non-clinical personnel at the affiliated dental practices. Our services can be grouped into three broad categories: administrative and financial services, personnel services and operational services.

    ADMINISTRATIVE AND FINANCIAL SERVICES

    ADMINISTRATIVE. We provide administrative services to the affiliated dental practices, including staffing, education and training, billing and collections, patient scheduling, patient treatment follow-up, financial reporting and analysis, productivity reporting and analysis, cash management, group purchasing, inventory management, payroll processing, employee benefits administration, advertising promotion and other marketing support. We also assist in professional recruiting and provide support for dental practice operations, new site development and other capital requirements. We believe the dentists at the affiliated dental practices benefit from the support we provide and that these services substantially reduce the amount of time they are otherwise required to devote to administrative matters, thus enabling network dentists to dedicate more time to the growth of their professional practices. Through economies of scale, we are able to provide these services at a lower cost than could be obtained by any of the affiliated dental practices individually. In addition, because of our size and purchasing power, we have been able to negotiate discounts on, among other things, dental and office supplies, health and malpractice insurance, and equipment.

    THIRD-PARTY PAYOR MANAGEMENT. We examine various factors to determine which third-party payors' assignments we will recommend at each affiliated dental practice. Factors considered by us in making this recommendation include:

    - the types of procedures that are generally performed;

    - the geographic area served by the particular plan; and

    - the demographic characteristics of the typical plan participants.

    Some element of managed care is present at most affiliated dental practices, although generally not as the primary source of revenues. We assist our affiliated dental practices in the negotiation of contracts with third-party payors. As a result of our size, we are often able to negotiate better terms for our affiliated dental practices with third-party payors than would be available to solo practitioners or small group dental practices.

    ACCOUNTING SERVICES. We provide affiliated dental practices with a full range of accounting services, including preparation of financial statements, management of accounts payable, oversight of accounts receivable, verification of purchase orders, payroll administration and tax services. In addition, we assist each affiliated dental practice in the preparation of operating and financial budgets.

    THIRD-PARTY FINANCING. We have contracts with multiple non-recourse third-party financing companies that enable our affiliated dental practices to offer various third-party financing options directly to their patients, but we are not a party to the financing agreements. The financing company is responsible for all billing to, and collection from, the patient and has no recourse for payment against us or our affiliated dental practices.

    PERSONNEL SERVICES

    STAFFING AND SCHEDULING. We provide management services that are designed to optimize staffing ratios and patient scheduling at our affiliated dental practices. We are responsible for the hiring, retention, salary and bonus determination, job performance-related training and other similar matters affecting our employees, which include non-dental professionals providing services to the affiliated dental practices. Services provided by us include:

    - payroll administration, including recordkeeping, payroll processing, making payroll tax deposits, reporting payroll taxes and related matters;

    - risk management, including on-site safety inspections and monitoring, training, and workers' compensation claim management and administration;

    - administering benefit plans;

    - human resource materials, consulting and expertise on other human resource issues;

    - analysis and advice with respect to the optimal number of general dentists, specialist dentists, dental assistants and hygienists at each dental practice in an effort to provide high levels of quality care and patient confidence while practicing at a heightened level of efficiency;

    - assist dental practices with their scheduling in order to maximize efficiency and minimize delays in treatment; and

    - assist each affiliated dental practice, to the extent necessary, with respect to expanding office hours, optimizing the flow of patients through the offices and assisting dentists in the more efficient use of dental assistants and hygienists.

    In some circumstances, a professional employer organization assists us in providing these services.

    TRAINING AND EDUCATION. Staff and practice development programs are an integral part of our operating strategy. Our programs are designed to motivate staff to achieve optimum performance goals, increase the level of patient satisfaction, and improve our ability to attract and retain qualified personnel. We believe that our programs collectively have increased referrals from patients, and have increased treatment acceptance rates.

    We provide our affiliated dental practices with consulting and educational services. These services include a training program covering non-clinical aspects of the practice, together with specific training designed for the efficient and effective use of our management information system. Specifically, our training programs provide dental practice personnel with:

    - guidelines for addressing patient concerns;

    - techniques for explaining treatment procedures and length of treatment;

    - parameters for establishing appropriate financial arrangements with patients; and

    - a systematic approach to monitoring the success of each area of training.

    While we are not engaged in the practice of dentistry, we assist in training and educating professional personnel by providing analyses that allow them to determine training needs. All personnel, other than dentists, dental hygienists and other dental professionals, are supervised and trained by us or, in some circumstances, our subcontractor. We also help to coordinate group meetings and seminars. In addition, we encourage and facilitate team building of staff through regularly scheduled staff meetings and social events.

    RECRUITING. We continually assist our affiliated dental practices in recruiting dentists to add to our network. Recruiting takes place at dental schools through our contacts at schools, at regional dental conventions and through advertising in regional and national dental publications.

    OPERATIONAL SERVICES

    ADVERTISING AND MARKETING. We assist our affiliated dental practices in developing and implementing targeted advertising and marketing programs. Our marketing programs, which include patient educational and prevention programs at selected dental practices, are focused on the retention and reactivation of existing patients. In addition, we also use external marketing programs such as direct mail and yellow page advertising that are designed to identify the convenience of individual locations, payment plans and service hours, and the high standards of care at the practices in an attempt to attract new patients. Our marketing programs may include the use of local radio, television and print advertising, and other marketing promotions. In some instances, we seek to promote brand name recognition of our affiliated dental practices through use of regional brand names. For example, in Florida, several of our affiliated dental practices use the name "Advanced Dental Care." Additionally, several of our affiliated dental practices use the name "Gentle Dental." In some cases, affiliated dental practices are marketed under the names used by the practices prior to their affiliation with us to take advantage of the practices' existing market positions.

    DENTIST AFFILIATION. In order to continue our growth, we seek to enter into management agreements with dental practices that employ dentists who become affiliated with us. We believe that our affiliation structure allows many dentists to reduce the financial constraints associated with having a significant portion of their net worth invested in their practices. Further, we believe that the practice of dentistry within our network allows dentists to focus almost exclusively on practicing dentistry by avoiding the burden of non-clinical administrative and management responsibilities. An affiliation with us offers dentists the additional advantages of benefits such as health insurance and continuing education.

    QUALITY ASSURANCE. The clinical management procedures and treatment protocols for our affiliated dental practices vary from region to region. Under the guidance of our network of dental directors, key dentists in each region review and determine these procedures and treatment protocols. We work closely with dentists and hygienists at the affiliated dental practices to assist them with developing and implementing procedures and protocols. In addition, the network of dental directors helps our affiliated dental practices establish business and administrative standards under which dental services are provided, thereby creating a heightened clinical environment for the affiliated dental practices to enhance patient care and clinical outcomes. Areas included among the procedures and protocols to be determined by the network of dental directors are treatment planning, diagnostic screening, radiographic records, record keeping, specialty referrals and dental hygiene protocols. As part of the affiliated dental practices' clinical enhancement program, we intend to assist in providing quality assurance, peer review and utilization review programs. We also perform patient surveys to monitor patient satisfaction, and periodically audit patient charts and provide advice to the general dentists and dental specialists employed by the affiliated dental practices.

    MANAGEMENT INFORMATION SYSTEMS. Our management believes that access to accurate, relevant and timely financial and operating information is a key element of our practice management services. Our management information system is a combination of commercially available software with proprietary enhancements. It is designed to increase the efficiency and productivity of dental practices by enabling us and our dental practices to cost-effectively monitor the key business and professional operating aspects. We intend to implement our basic management system at each dental practice with which we affiliate. The system allows the affiliated dental practices to identify, track and schedule each individual patient treatment process, thereby reducing unfinished patient treatment programs which correspondingly increases practice revenues. The system also contains features designed to maximize billing and collection efforts, and to actively monitor the performance of managed care contracts.

    We utilize our information systems to track data related to each affiliated dental practice's operations and financial performance. Billing and collection information is compiled on a daily basis, enabling us to monitor financial performance and operational efficiency. We generate reports for each affiliated dental practice containing information as to every visit, charge and procedure. These reports are analyzed with respect to performance and efficiencies, particularly the ratios of dollars per patient. The management information systems function to optimize the practitioner's time through computerized scheduling.

    We believe that our enhanced management information systems provide a critical competitive advantage, in that it allows us to more effectively manage a geographically diverse network of dental practices from a centralized base. Our current proprietary software enhancements, together with our capacity to develop future enhancements, uniquely positions us for future expansion of our affiliated dental practice management network. We believe this system has increased the productivity of the affiliated dental practices that have implemented it.

    SCHEDULING. We implement patient scheduling systems at each of our affiliated dental practices. These systems enable us to devise daily patient schedules that maximize the efficiency of dental professionals. Patient visits are scheduled in small time increments based upon our knowledge of the time required for each type of dental procedure. In addition, office hours of each affiliated dental practice are tailored to meet the needs of its patient population. We believe that our scheduling systems result in more efficient patient flow, thereby increasing productivity and patient volume.

MANAGEMENT, LICENSING AND COLLABORATION AGREEMENTS

    As part of a delivery network of multi-specialty dental care, we provide management and licensing services to our affiliated dental practices under long-term management service and license agreements. The management agreements generally follow one of two formats depending upon whether management services are to be provided by Gentle Dental Service Corporation or Dental Care Alliance. Under the terms of the management service agreements, we bill and collect patient receivables and provide all administrative and management support services to our affiliated dental practices. These administrative and management support services include: financial, accounting, training, efficiency and productivity enhancement, recruiting, team building, marketing, advertising, purchasing, and related support personnel. Licensing services are generally provided by Dental Care Alliance and include marketing, advertising and purchasing. We have also entered into a collaborative Internet arrangement with Dental X Change, Inc. and Bessemer Venture Partners which is designed to create an integrated web portal for both dentists and patients throughout the United States.

GENTLE DENTAL MANAGEMENT AGREEMENTS

    Gentle Dental Service Corporation has entered into long-term management agreements with affiliated dental practices under which we are the exclusive administrator of all non-clinical aspects of the dental practices conducted by the affiliated dental practices, providing facilities, equipment, staffing, management support and other ancillary services. Under these management agreements, we:

    - provide all facilities and equipment used by the affiliated dental practices;

    - bill and collect all receivables on behalf of the affiliated dental practices;

    - purchase and provide all supplies;

    - provide all clerical, accounting, payroll, human resources, computer and other non-dental support personnel;

    - supervise and maintain custody of all business records;

    - provide management information reports;

    - assist with market research and plan and implement marketing and advertising programs;

    - negotiate contracts on behalf of the affiliated dental practices with managed care payors or other third parties; and

    - assist in the recruitment of dentists.

    In addition, although we establish guidelines for hiring and compensating dentist and clinical personnel, such responsibility remains with the affiliated dental practices. Specifically, the affiliated dental practices are responsible for:

    - hiring and compensating dentists and other dental professionals;

    - purchasing and maintaining malpractice insurance;

    - maintaining patient records; and

    - ensuring that dentists have the required licenses and other certifications.

    In addition, the affiliated dental practices are exclusively in control of all aspects of the practice of dentistry and the delivery of dental services.

    As compensation for all services provided under the management agreements, we receive service fees from the affiliated dental practices, typically equal to reimbursement of expenses incurred in the performance of our obligations under the management agreement, plus an additional fee equal to a percentage of the net revenues of each affiliated dental practice, as defined. However, in a few instances, management agreements provide for a flat fee of the net revenues of the affiliated dental practice, as defined in those agreements. We collect ongoing service fees out of the cash collections of the affiliated dental practice, or, under certain management agreements, out of receivables assigned to us by the affiliated dental practices.

    The management agreements each have an initial term of 40 years with automatic extensions ranging from five years to ten years thereafter, unless either party gives notice before the end of the term. The management agreements are not subject to early termination by the affiliated dental practices unless we are the subject of bankruptcy proceedings or materially breach the management agreement and do not cure the breach following notice. Certain management agreements have additional termination events, including the refusal to comply with the decisions of the joint operating committee, failure to pay the management fee, and a material change in applicable federal or state law.

    DENTAL CARE ALLIANCE MANAGEMENT AGREEMENTS

    Dental Care Alliance has entered into management agreements with affiliated dental practices under which we provide comprehensive administrative and business services and support to the affiliated dental practices. Under these management agreements we:

    - assist in the identification of areas in which the performance of affiliated dental practices and their dental professionals can be improved to increase revenues and operating income;

    - provide, maintain and repair all offices, equipment and furnishings;

    - employ all non-professional personnel necessary for the operation of the affiliated dental practices;

    - provide payroll services;

    - implement standard business systems and procedures and provide or facilitate systems and efficiencies training;

    - order all general business inventory and supplies required by the affiliated dental practices and handle accounts payable;

    - establish and maintain information systems and provide accounting and bookkeeping services;

    - monitor compliance with rules and regulations applicable to the affiliated dental practices business;

    - provide marketing assistance; and

    - provide assistance in billing and collections, all to the extent permitted by law.

    The management agreements provide that the affiliated dental practices are responsible for, among other things:

    - employing and supervising all affiliated dentists and dental hygienists;

    - complying with all laws, rules and regulations relating to affiliated dentists and dental hygienists;

    - participating in quality assurance/utilization review programs;

    - maintaining proper dental patient records;

    - obtaining and maintaining professional liability insurance; and

    - any other requirements to carry out the practice of dentistry.

    Under the terms of the management agreements, the affiliated dental practices are required to indemnify, hold harmless and defend us from and against any and all claims from negligent or intentional acts or omissions, including the performance of dental services, by the affiliated dental practices and their employees. We are required to indemnify, hold harmless and defend the affiliated dental practices from and against any and all claims resulting from our negligent or intentional acts or omissions.

    As compensation for our management services under the management agreements, we earn a management fee equal to 63% to 74% of the net collected revenues earned by the affiliated dental practices. We pay all of the operating and nonoperating expenses incurred by the affiliated dental practices except for:

    - salaries and benefits to the affiliated dentists and dental hygienists;

    - licensing fees paid to us;

    - debt and asset carrying costs related to the acquisition of the dental practice; and

    - any other direct cost to the affiliated dental practices not covered under the management agreement.

    The management agreements have 25-year terms, with automatic annual one-year renewals, and are terminable by either party for cause or upon the insolvency of the other party. In the event of a material default by the affiliated dental practices or the owner of the affiliated dental practice, we have the option to cause the sale of all of the stock or all of the assets of the affiliated dental practices to a licensed dentist designated by us. In such an event, the owner of the affiliated dental practice receives the proceeds of the sale, subject in certain cases to preset formulas, less any amounts owed as a result of the default. The affiliated dental practices or the owner of the affiliated dental practice may terminate the management agreement without cause provided the practice is sold to a dentist acceptable to us. The management agreements provide that they shall be amended by the parties in the event of any regulatory matters affecting the validity of the management agreement in a manner necessary to bring the management agreements into compliance.

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
    During the terms of the management agreements, we and the affiliated dental practices agree not to disclose certain confidential and proprietary information regarding the other. The affiliated dental practices are required under the management agreements to use their best efforts to enter into and enforce written employment agreements with each of their professional employees containing covenants not to compete with the affiliated dental practice in a specified geographic area for a specified period of time, generally from one to three years after termination of the employment agreement. The employment agreements generally provide for injunctive relief in the event of a breach of the covenant not to compete. However, the affiliated dental practices' ability to enforce such covenants is uncertain.

    DENTAL CARE ALLIANCE LICENSE AGREEMENTS

    Dental Care Alliance has two forms of license agreements. The long form license agreements generally have terms of five years, with automatic five-year renewal terms, while the short form license agreements have terms that are coterminous with the related management agreements. In consideration for the payment of a monthly license fee, which has generally ranged from $600 to $1,200, the licensee is entitled to identify its affiliated dental practice as a member of our network, participate in our marketing programs, utilize our discounted purchasing capabilities, and use one or more of our service marks, logo types and commercial symbols. The long form license agreements also provide for a monthly advertising fee of $1,000 which, if collected, would be used for general marketing, advertising and promotion of the Company's network and such licensed symbols. We have not collected any such monthly advertising fees and do not intend to do so in the future. The manner in which the licensee intends to use such licensed symbols must be approved by us in advance.

    The short form license agreements terminate immediately upon the termination of the related management agreement, and termination is governed by the provisions thereof. We may terminate the long form license agreements upon cancellation of, or failure to renew, the lease for the premises of the related affiliated dental practice, the bankruptcy of the associated licensee or upon the occurrence of certain other events set forth in the license agreement. The long form licensees may terminate their license agreements for cause at any time or without cause during the 30-day period commencing on the first anniversary of the execution of the agreement. Any other termination by the long form licensee constitutes a breach of the license agreement.

    DENTAL X CHANGE, INC. COLLABORATION AGREEMENT

    On September 3, 1999, we entered into a seven year collaborative Internet strategy agreement with Dental X Change, Inc. Dental X Change is a commercial Internet company servicing the professional dental market by providing web development, hosting, content, education, e-commerce, practice management services and dental oriented web services to dental practices and the dental professional market and consumer dental market through its various web sites and through intranets and other online technologies. The collaboration agreement will assist us to utilize the Internet to:

    - increase interaction and the flow of information between InterDent and its affiliated dental practices;

    - facilitate communication between InterDent's affiliated dental practices and patients;

    - facilitate communication between InterDent and its investors; and

    - provide non-affiliated dental practices with access to business information developed by InterDent.

    In exchange for a cash contribution of $1,020,000 and for entering into the collaboration agreement, we received 1,949,990 shares of Dental X Change common stock and a warrant to purchase 4,054,010 additional shares of Dental X Change common stock at $.10 per share. Pursuant to the collaboration agreement, InterDent, among other things:

    - will utilize and use all reasonable commercial efforts to cause the affiliated dental practices to utilize Dental X Change's Internet portal exclusively for ordering and fulfillment of all dental supplies and related products and distance learning, home study continuing education, and other training and educational materials;

    - has granted an exclusive license for the Compass System developed by InterDent to Dental X Change to web enable the Compass System as content or an online application;

    - will use Dental X Change's listing and referral service on the Internet for offices of our affiliated dental practices and their respective affiliated dentists; and

    - will use Dental X Change's recruitment services and help wanted classifieds as a primary source for recruitment on the Internet.

    In exchange for InterDent's commitments and in addition to the issuance of Dental X Change common stock and warrants, Dental X Change, among other things:

    - will continue to maintain and enable the portal and ensure that its online products (i) are available in the desired quantity and on a timely basis to meet the business and professional needs of InterDent and its affiliated dental practices, (ii) are of high quality and standards generally acceptable in the industry, and (iii) are provided to InterDent and its affiliated dental practices on no less favorable terms than provided to any other third party purchasing similar products;

    - will pay to Interdent a royalty based on a percentage of net sales of the web-enabled Compass System; and

    - will list on the Internet all of InterDent's affiliated dental practices and their respective dentists at no charge.

GOVERNMENT REGULATION

    GENERAL.

    The practice of dentistry is regulated extensively at both the state and federal level. Regulatory oversight includes, but is not limited to, considerations of fee-splitting, corporate practice of dentistry, anti-kickback and anti-referral legislation and state insurance regulation. Although we believe that our operations comply in all material respects with the laws to which they are subject, there can be no assurance that a review of our business relationships by courts or other regulatory authorities would not result in determinations that could prohibit or otherwise adversely affect operations or that the regulatory environment will not change, requiring us to reorganize, change our methods of reporting revenues and other financial results or restrict existing or future operations. Any such change could have a material adverse effect on our business, financial condition and results of operations.

    Every state imposes licensing and other requirements on individual dentists and dental facilities and services. In addition, federal and state laws regulate HMOs and other managed care organizations for which dentists may be providers. In connection with our operations in existing markets and expansion into new markets, we may become subject to compliance with additional laws, regulations and interpretations or enforcement thereof. Our ability to operate profitably will depend in part upon our and our affiliated dental practices obtaining and maintaining all necessary licenses, certifications and other approvals and operating in compliance with applicable health care regulations.

    Dental practices must meet federal, state and local regulatory standards in the areas of safety and health. Historically, these standards have not had any material adverse effect on the operations of the

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
affiliated dental practices. We believe that we and our affiliated dental practices are in compliance in all material respects with applicable federal, state and local laws and regulations relating to safety and health.

    CORPORATE PRACTICE OF DENTISTRY; FEE SPLITTING.

    The laws of many states prohibit, by statute or under common law, dentists from splitting fees with non-dentists and prohibit non-dental entities such as us from engaging in the practice of dentistry or employing dentists to practice dentistry. The specific restrictions against the corporate practice of dentistry as well as the interpretation of those restrictions by state regulatory authorities vary from state to state. The restrictions are generally designed to prohibit a non-dental entity from:

    - controlling the professional practice of a dentist;

    - employing dentists to practice dentistry (or, in certain states, employing dental hygienists or dental assistants); and

    - controlling the content of a dentist's advertising or sharing professional fees.

    A number of states limit the ability of a person other than a licensed dentist to own equipment or offices used in a dental practice. However, the states in which we conduct our business do not currently impose such limitations. Some of these states allow leasing of equipment and office space to a dental practice under a bona fide lease. Some states also prohibit a dentist from operating more than two dental offices. The laws of many states also prohibit dental practitioners from paying any portion of fees received for dental services in consideration for the referral of a patient. In addition, many states impose limits on the tasks that may be delegated by dentists to dental assistants.

    We provide management and administration services to dental practices, and believe that the fees we charge for those services are consistent with the laws and regulations of the jurisdictions in which we operate. We do not control the clinical aspects of the practice of dentistry or employ dentists to practice dentistry, except as permitted by law. Moreover, in states in which it is prohibited, we do not employ dental hygienists or dental assistants. We believe that our operations comply in all material respects with the above-described laws to which we are subject. However, there can be no assurance that a review of our business relationships by courts or other regulatory authorities would not result in determinations that could prohibit or otherwise adversely affect our operations. Furthermore, there can be no assurance that the regulatory environment will not change, requiring us to reorganize or restrict our existing or future operations.

    The laws regarding fee-splitting and the corporate practice of dentistry and their interpretation vary from state to state and are enforced by regulatory authorities with broad discretion. There can be no assurance that the legality of our business or our relationships with dentists or affiliated dental practices will not be successfully challenged or that the enforceability of the provisions of any management agreement will not be limited. The laws and regulations of certain states in which we may seek to expand may require us to change the form of our relationships with affiliated dental practices. Such a change may restrict our operations or the way in which providers may be paid or may prevent us from acquiring the non-dental assets of such practices or managing dental practices in such states. Similarly, there can be no assurance that the laws and regulations of the states in which we presently maintain operations will not change or be interpreted in the future either to restrict or adversely affect our existing or future relationships with our affiliated dental practices. Any change in our relationships with our affiliated dental practices resulting from the interpretation of corporate practice of dentistry and fee-splitting statutes and regulations could have a material adverse effect on our business and results of operations.

    ANTI-KICKBACK AND ANTI-REFERRAL LEGISLATION.

    Federal and many state laws prohibit the offer, payment, solicitation or receipt of any form of remuneration in return for, or in order to induce the referral of a person for services reimbursable under

Medicare, Medicaid or other federal and state health care programs. Further restrictions include the reimbursement by such regulatory agencies for the furnishing or arranging for the furnishing of items or services, the purchase, lease, order, arranging or recommending purchasing, leasing or ordering of any item. These provisions apply to dental services covered under the Medicaid program in which we participate. The federal government has increased scrutiny of joint ventures and other transactions among health care providers in an effort to reduce potential fraud and abuse related to Medicare and Medicaid costs. Many states have similar anti-kickback laws, and in many cases these laws apply to all types of patients, not just Medicare and Medicaid beneficiaries.

    The applicability of these federal and state laws to transactions in the health care industry such as those to which we are or may be a party has not been the subject of judicial interpretation. There can be no assurance that judicial or administrative authorities will not find these provisions applicable to our operations, which could have a material adverse effect on our business. Under current federal law, a physician or dentist or member of his or her immediate family is prohibited from referring Medicare or Medicaid patients to any entity providing "designated health services" in which the physician or dentist has an ownership or investment interest, unless such an applicable exception is available. A number of states also have laws that prohibit referrals for certain services such as x-rays by dentists if the dentist has certain enumerated financial relationships with the entity receiving the referral, unless an exception applies. Any future expansion of these prohibitions to other health services could restrict our ability to integrate dental practices and carry out the development of our network of affiliated dental practices.

    Noncompliance with, or violation of, either the anti-kickback provisions or restrictions on referrals can result in exclusion from the Medicare and Medicaid programs as well as civil and criminal penalties. Similar penalties apply for violations of state law. While we make every effort to comply with the anti-kickback and anti-referral laws, a determination of violation of these laws by us or its affiliated dental practices could have a material adverse effect on our business, financial condition and results of operations.

    STATE INSURANCE LAWS AND REGULATIONS.

    There are also certain regulatory risks associated with our role in negotiating and administering managed care and capitation contracts. There are risks, particularly in instances where the dental care provider typically is paid a pre-determined amount per-patient per-month from the payor in exchange for providing all necessary covered dental care services to patients covered under the contracts. The application of state insurance laws to reimbursement arrangements other than various types of fee-for-service arrangements is an unsettled area of law and is subject to interpretation by regulators with broad discretion. As we or our affiliated dental practices contract with third-party payors, including self-insured plans, for certain non-fee-for-service arrangements, we or our affiliated dental practice may become subject to state insurance laws. Revenues could be adversely affected in the event we or our affiliated dental practices are determined to be subject to licensure as an insurance company or required to change the form of their relationships with third-party payors and become subject to regulatory enforcement actions.

    HEALTH CARE REFORM PROPOSALS.

    The United States Congress and state legislatures have considered various types of health care reform, including comprehensive revisions to the current health care system. It is uncertain what legislative proposals will be adopted in the future, if any, or what actions federal or state legislatures or third-party payors may take in anticipation of or in response to any health care reform proposals or legislation. Health care reform legislation adopted by Congress or the legislatures of states in which we do business, as well as changes in federal and state regulations could have a significant effect on the health care industry and, thus, potentially materially adversely affect our operations and those of our network of affiliated dental practices.

    REGULATORY COMPLIANCE.

    We regularly monitor developments in laws and regulations relating to dentistry. We may be required to modify our agreements, operations or marketing from time to time in response to changes in business, statutory and regulatory environments. We plan to structure all of our agreements, operations and marketing in accordance with applicable law, although there can be no assurance that our arrangements will not be successfully challenged or that the required changes may not have a material adverse effect on operations or profitability.

COMPETITION

    We compete with other dental practice management companies seeking to affiliate with dental practices in the highly competitive dental practice management industry. We believe that the industry will become more competitive as it continues to develop. Key factors of competition currently include:

    - acquisition methods and models;

    - the reputations of the dental practices within dental care networks;

    - the scope of services provided by dental care networks;

    - management experience and expertise;

    - the sophistication of management information, accounting, finance and other systems; and

    - network operating methods.

We believe that we have a competitive advantage to effectively compete in each of these areas.

    We currently compete with other dental practice management companies in our existing markets. There are also a number of dental practice management companies currently operating in other parts of the country which may enter our existing markets in the future. Many of such competitors and potential competitors have substantially greater financial resources than us, have established large dental practice networks, or otherwise enjoy competitive advantages which may make it difficult for us to compete against them or enter into additional management agreements on terms acceptable to us. In addition, as we seek to expand our operations into new markets, we are likely to face competition from dental practice management companies which already have established a strong presence in such markets.

    The business of providing dental services is highly competitive in each of the markets in which our affiliated dental practices operate or in which operations are contemplated. The primary bases of such competition are quality of care and reputation, marketing exposure, convenience and traffic flow of location, relationships with managed care entities, appearance and usefulness of facilities and equipment, price of services and hours of operation. The affiliated dentist practices compete with other dentists who maintain single or satellite offices, as well as with dentists who maintain group practices, operate in multiple offices or are members of competing dental practice management networks. Many of those dentists have established practices and reputations in their markets. In addition to competing against established practices for patients, the affiliated dental practices compete with such practices in the retention and recruitment of general dentists, specialists and hygienists. If the availability of dentists begins to decline in our existing or targeted markets, it may become increasingly difficult to attract and retain the dental professionals to staff the affiliated dental practices. There can be no assurance that our affiliated dental practices will be able to compete effectively with such other practices.

INSURANCE

    We carry comprehensive liability and extended coverage insurance. Our affiliated dental practices carry professional liability and general liability insurance. Such insurance coverages are expanded to include all additional practices that we develop or affiliate, with policy specifications, insured limits, and deductibles customarily carried for similar dental practices.

SERVICE MARK

    Our network of affiliated dental practices in Oregon and Washington are operated and marketed under the name "Gentle Dental." Other affiliated practices may or may not use such name depending upon each affiliated practice's name recognition and other local market conditions. Gentle Dental is a federally registered service mark owned by us. On April 19, 1989, the Company's predecessor acquired title to the federal registration of this service mark as originally issued on October 26, 1982. As part of the purchase, the seller was granted an exclusive personal license to use the mark for the sale of dental services in practices owned or controlled by the seller in the Boston, Massachusetts, Baltimore, Maryland, and Washington, D.C. metropolitan areas. Such license expired on April 19, 1999. As a result, we could not use the mark in those markets until such license expired. We also recognize that there are numerous other practices across the country using the name Gentle Dental. Any entity that commenced use of our mark before October 26, 1982, may have rights to the mark in its geographic market superior to our rights. Given the costs and inherent uncertainties of service mark litigation, there can be no assurance that we can successfully enforce our service mark rights in any particular market.

EMPLOYEES

    We have entered into an agreement with an unrelated third party co-employer pursuant to which a significant number of our administrative and support staff located in certain of our affiliated dental practices as well as certain of our corporate office management and staff are co-employed. As of November 15, 1999, we employed or co-employed approximately 3,520 persons, consisting of 1,324 dental assistants, 1,190 dental office staff, and 130 executive and administrative staff.

    In addition, a significant number of our affiliated dental practices have entered into an agreement with the co-employer pursuant to which an affiliated dental practice and the co-employer co-employ all professional staff. As of November 15, 1999, such affiliated dental practices, in the aggregate, employed or co-employed approximately 927 dental professionals, consisting of 628 dentists and 299 dental hygienists. We, or our affiliated dental practices, as the case may be, are responsible for the hiring, retention, salary and bonus determination, job performance-related training and other similar matters affecting co-employees while the co-employer is responsible for:

    - payroll administration, including recordkeeping, payroll processing, making payroll tax deposits, reporting payroll, taxes and related matters;

    - risk management, including on-site safety inspections, monitoring, training and workers' compensation claim management and administration;

    - administering benefit plans; and

    - human resource consulting and expertise on other human resource issues.

The agreements with the co-employer are terminable by either party without cause on 30 days written notice, or for cause on 24 hours written notice.

    Also, as of November 15, 1999, approximately 130 clerical personnel and dental assistants employed by certain affiliated dental practices with us were subject to collective bargaining agreements that expire in 2000. These agreements are presently due for negotiation. In addition, we have assumed obligations under collective bargaining agreements by and between certain labor unions and some or all of the non-professional employees servicing six of our other affiliated dental practices. We have entered into contracts with certain labor unions in Michigan (where certain of our managed professional associations operate), pursuant to which we have agreed that such managed professional associations in Michigan will treat such unions' members at specified discounts. In addition, the National Labor Relations Board has ruled that we must engage in collective bargaining relating to certain of our non-dental professional employees working at another of our affiliated dental practices. Finally, our non-management employees at one other affiliated dental practice have voted in favor of unionizing and entering into a collective bargaining agreement with us. We are still in the process of negotiating this agreement.

    We believe we maintain good relationships with our employees.

PROPERTIES

    The dental practice and business offices in our network are generally leased from various parties pursuant to leases with remaining terms ranging through 2015. Several of the leases have options to renew, and we expect to renew or replace leases as they expire. Our corporate headquarters is located in leased office space in El Segundo, California. We also maintain executive offices in leased office space in Vancouver, Washington, and in Sarasota, Florida. In connection with the amendment of the management agreements with Oregon and Washington professional corporations, we acquired an office building located in Hazel Dell, Washington which is occupied by one of our clinical office locations.

LEGAL PROCEEDINGS

    Between October 25 and November 18, 1999, certain of our officers and directors, and Leonard Green & Partners were named as defendants in civil suits filed on behalf of certain owners of our Common Stock relating to the merger. Five suits were filed in the Court of Chancery in the State of Delaware, New Castle County and one in the Los Angeles County Superior Court in the State of California. The lawsuits purport to be brought on behalf of the holders of Common Stock and allege claims of breach of fiduciary duty and aiding and abetting such breach in connection with the merger. In general, the plaintiffs allege that:

    - the merger consideration is unjust and inadequate in that the intrinsic value of shares of Common Stock is allegedly greater than the merger consideration, in view of our prospects;

    - the merger consideration includes an inadequate premium; and

    - the merger consideration is designed to cap the market price of the shares of Common Stock before the trading price for the shares of Common Stock could recover from an alleged temporary downturn in the market.

The lawsuits also generally seek an injunction of the merger (or, if it is consummated, rescission thereof), compensatory and other damages, and an award of attorneys' fees and expenses. The lawsuits seek certification of a plaintiff's class. The five lawsuits in Delaware have been consolidated into one action captioned IN RE INTERDENT, INC. STOCKHOLDERS LITIGATION, consolidated C.A. 1796NC.

    We have sought coverage under existing directors and officers insurance policies for any settlements, judgments, and costs of defense in connection with these cases, within outstanding policy limits. There can be no assurance, however, that such insurance coverage will be adequate to cover all potential liabilities and costs that may be incurred. We intend to engage in a vigorous defense in these matters. Nevertheless, due to the uncertainties in litigation, the ultimate disposition of such litigation cannot be presently determined. Accordingly, no provision for any loss or recovery that may result upon resolution of the suits has been made in our consolidated financial statements. An adverse outcome could be material to our financial position, results of operations and liquidity and could prevent our ability to complete the merger.

    To the knowledge of our management, neither we nor our affiliated dental practices are currently subject to any other material litigation or threatened litigation against us or affiliated dental practices other than routine litigation arising in the ordinary course of business, some of which are expected to be covered by liability insurance and all of which collectively are not expected to have a material adverse effect on our business, financial condition or results of operations. Nevertheless, due to the uncertainties in litigation, the ultimate disposition of such litigation cannot be presently determined.

                MARKET PRICE INFORMATION; DIVIDENDS; AND RELATED
                              STOCKHOLDER MATTERS

    Our Common Stock is listed on the Nasdaq National Market under the symbol "DENT." Our Common Stock began trading on March 12, 1999, upon the consummation of the business combination between Dental Care Alliance and Gentle Dental Service Corporation. Prior to that date, there was no established trading market for the Common Stock. The following table sets forth, for the periods indicated, the highest and lowest per share sales price for our Common Stock as reported on the Nasdaq National Market. Stockholders are encouraged to obtain current market quotations:

1999                                                            HIGH       LOW
----                                                          --------   --------
First quarter (commencing March 12, 1999)...................  $5.8250    $  4.00
Second quarter..............................................   9.3125       4.50
Third quarter...............................................    9.125      6.075
Fourth quarter (through November 16, 1999)..................   8.9375     7.1562

    On October 22, 1999, the last full trading day prior to the day which the merger was announced, the highest and lowest per share sales prices were $8.00 and $7.875, respectively, and the closing sale price was $8.00. As of such date, there were approximately 184 holders of record of our Common Stock.

EFFECT OF MERGER ON PRINCIPAL STOCKHOLDERS OF INTERDENT

    The following table sets forth certain information regarding the beneficial ownership of InterDent Common Stock as of November 12, 1999, and after giving effect to the merger, as if completed on such date, by (a) each person we believe owns, or will own, beneficially more than five percent of InterDent Common Stock, (b) each director of InterDent, and (c) all directors and executive officers of InterDent as a group. Unless otherwise noted, it is believed that all persons listed in the table have sole voting and investment power with respect to all shares of InterDent Common Stock.

                                                            SHARES OF
                                                             COMMON
                                                              STOCK
                                                           OUTSTANDING
                                                          AND ISSUABLE
                                           AMOUNT AND         UPON
                                             NATURE       CONVERSION OR
                                          OF BENEFICIAL    EXERCISE OF
                                          OWNERSHIP OF      OPTIONS,
                                          COMMON STOCK      WARRANTS,
                                          PRIOR TO THE      PREFERRED     PERCENTAGE OF      AMOUNT AND      PERCENTAGE OF
                                             MERGER       STOCK AND/OR     OUTSTANDING       NATURE OF        OUTSTANDING
                                            (INCLUDES      CONVERTIBLE      SHARES OF        BENEFICIAL        SHARES OF
                                          SHARES LISTED    NOTES ON OR    COMMON STOCK      OWNERSHIP OF     COMMON STOCK
                                               IN            BEFORE       PRIOR TO THE      COMMON STOCK       AFTER THE
NAME OF BENEFICIAL OWNER OF COMMON STOCK    COLUMN 2)        , 2000          MERGER       AFTER THE MERGER      MERGER
----------------------------------------  -------------   -------------   -------------   ----------------   -------------
Green Equity Investors III, L.P.........            --             --            --           2,154,625          51.14%
Sprout Capital VII, L.P. and certain
  related entities(1)...................     3,169,659      1,520,096         14.01%            503,370          11.95%
SRM 1993 Children's Trust...............     2,553,677             --         12.01%            724,125          17.19%
CB Capital Investors, L.P.(2)...........     2,714,431      2,714,431         11.40%            242,005           5.74%
Michael T. Fiore(3).....................       376,772         20,000          1.78%             59,579(7)           *
Dr. Steven R. Matzkin...................     2,513,597         13,360         11.88%                 --             --
Robert Finzi(4).........................     3,169,659      1,520,096                           503,370          11.95%
Eric Green(5)...........................     2,714,431      2,714,431         11.40%            243,005           5.74%
Paul H. Keckley.........................         3,600          3,600             *                  --             --
H. Wayne Posey..........................        34,580          8,345             *                  --             --
Robert F. Raucci........................        42,505          8,350             *                  --             --
Curtis Lee Smith, Jr....................       763,145          8,350          3.61%                 --             --
All directors and officers as a group
  (17 persons)(6).......................    12,170,976      4,296,532         47.91%          4,069,703(7)         100%

--------------------------

*Less than one percent.

(1) DLJ Capital Corp. is the Managing General Partner of each of The Sprout CEO Fund, L.P., Sprout Growth II, L.P. and Sprout Capital VII, L.P. and has voting and investment control over the shares held by each of these three shareholders. DLJ Capital Corp. is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which has voting and investment control over DLJ Capital Corp. DLJ LBO Plans Management Corporation is the manager of DLJ First ESC L.L.C. and has voting and investment control over the shares held by DLJ First ESC L.L.C. DLJ LBO Plans Management Corporation is an indirect wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which has voting and investment control over DLJ LBO Plans Management Corporation. The beneficial ownership of Sprout Capital VII, L.P. and related entities includes an aggregate of 380,033 shares of common stock issuable upon conversion of Series D Preferred Stock.

(2) The general partner of CB Capital Investors, L.P. is CB Capital
    Investors, Inc., a wholly-owned subsidiary of the Chase Manhattan Bank, which has voting and investment control over CB Capital Investors, L.P. The beneficial ownership of CB Capital Investors, L.P. includes 1,085,767 shares of Common Stock issuable upon conversion of Series D Preferred Stock. In addition, CP Capital Investors, L.P. is the beneficial owner of 100 shares of Series A Preferred Stock which represents 100% of the issued and outstanding shares of Series A Preferred Stock. The Series A Preferred is not convertible into Common Stock.

(3) Includes 33,382 shares currently subject to repurchase by InterDent at $0.45 per share.

(4) Includes 3,169,658 shares beneficially owned by Sprout Capital VII, L.P. and certain related entities, as described in footnote 1 above. Mr. Finzi, as a general partner of a general partner of entities within this group, may be deemed to share voting and dispositive power with respect to such shares and with respect to the shares of capital stock beneficially owned by such entities after the merger. Mr. Finzi disclaims beneficial ownership of these shares.

(5) Includes 2,714,431 shares beneficially owned by CB Capital Investors, L.P., as described in footnote 2 above. Mr. Green, as an affiliate of CB Capital Investors, L.P., may be deemed to share voting and dispositive power with respect to such shares and with respect to the shares of capital stock beneficially owned by CB Capital Investors, L.P. after the merger.
    Mr. Green disclaims beneficial ownership of these shares.

(6) Includes 253,892 shares subject to repurchase by InterDent. Also includes 53,482 shares subject to repurchase by InterDent at a price of $0.225 per share, which repurchase rights lapse at a rate of 2,431 shares per month until August 31, 2001, at which time InterDent's repurchase rights will have lapsed as to all such 53,482 shares.

(7) Includes 20,000 shares of Common Stock issuable upon exercise of options on
    or before              , 2000.

COMMITMENTS TO ISSUE COMMON STOCK TO DIRECTORS AND EXECUTIVE OFFICERS

    We have adopted, and assumed as a result of acquisitions, stock option plans pursuant to which certain of our officers and directors have the right to purchase shares of InterDent Common Stock. As of November 18, 1999, our executive officers and directors as a group held options to acquire an aggregate of 828,288 shares of InterDent Common Stock. In addition, as of November 18, 1999, our executive officers and directors as a group held warrants to purchase an aggregate of 104,355 shares of InterDent Common Stock.

AFFILIATE GROUP CAPITAL STOCK PURCHASE INFORMATION

    InterDent was incorporated on October 13, 1998 and began its business operations on March 12, 1999, as a result of a business combination between Gentle Dental Service Corporation and Dental Care Alliance. As a result of the business combination, members of the affiliate group who were stockholders of either Gentle Dental Service Corporation or Dental Care Alliance exchanged their shares of capital stock in such companies for shares of capital stock of InterDent. Subsequent to the business combination on March 12, 1999, members of the affiliate group have collectively purchased the following amounts of InterDent Common Stock during the quarterly periods indicated:

                                                  NUMBER
                                                    OF         HIGH       LOW      AVERAGE
                                                  SHARES     PURCHASE   PURCHASE   PURCHASE
                                                 PURCHASED    PRICE      PRICE      PRICE
                                                 ---------   --------   --------   --------
First quarter (commencing March 12, 1999)......    2,000      $4.750     $4.500     $4.625
Second quarter.................................       --          --         --         --
Third quarter..................................       --          --         --         --
Fourth quarter (through         , 1999)               --          --         --         --

DIVIDENDS

    The payment of dividends is within the discretion of our Board of Directors; however, we intend to retain earnings from operations for use in the operation and expansion of our business and do not expect to pay cash dividends in the foreseeable future. Any future decision with respect to dividends will depend on future earnings, operations, capital requirements and availability, restrictions in future financing agreements and other business and financial considerations. In addition, our senior lender currently prohibits the payment of cash dividends.

                            SELECTED FINANCIAL DATA

    The following selected consolidated financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements and other financial information included elsewhere in this proxy statement. The information for the years ended December 31, 1996, 1997 and 1998 has been derived from the consolidated financial statements for the respective periods, included elsewhere in this proxy statement. The selected data for the years ended December 31, 1994 and 1995 presented below include unaudited proforma adjustments necessary to present fairly the information set forth herein as if InterDent and its wholly-owned subsidiaries would have elected C Corporation status during all periods presented. The proforma adjustments are based upon tax laws in effect during those periods. Also, due to the nature of InterDent's capital structure during the year ended 1994, earnings per share and common shares outstanding during the period are not applicable. The information for the nine month periods ended September 30 has been derived from the unaudited interim financial statements included elsewhere in this proxy statement. We believe the interim financial statements include all normal and recurring adjustments that are necessary for a fair presentation of our financial position and operating results. Results and trends in the interim financial statements may not be the same as those for the full year, as revenues and expenses can vary between quarters during the year.

                                                                                                         NINE MONTHS ENDED
                                                               YEARS ENDED DECEMBER 31,                    SEPTEMBER 30,
                                                 ----------------------------------------------------   -------------------
                                                   1994       1995       1996       1997       1998       1998       1999
                                                 --------   --------   --------   --------   --------   --------   --------
Dental practice net patient service revenue....  $    --    $    --    $ 3,701    $29,327    $103,136   $67,534    $134,487
Net management fees............................    3,404     10,294     12,002     21,664      30,827    21,069      31,798
Licensing and other fees.......................       43        263        348        291         695       466         752
                                                 -------    -------    -------    -------    --------   -------    --------
Net revenues...................................    3,447     10,557     16,051     51,282     134,658    89,069     167,037
Cost and expenses:
Clinical salaries and benefits.................       --         --      1,605     14,712      50,894    33,487      64,362
Practice non-clinical salaries and benefits....      612      2,819      4,391      9,683      19,418    13,145      22,744
Dental supplies and lab........................      354      1,633      3,008      7,892      17,267    11,570      20,739
Practice occupancy.............................      198        911      1,670      4,525       8,884     6,007      10,091
Practice selling, general and administrative...      285      1,311      1,900      6,178      14,234     9,133      17,339
Corporate selling, general and
  administrative...............................    1,159      2,513      3,779      6,592       8,613     6,173       8,530
Corporate restructure and merger costs.........       --         --         --      1,809       3,994        --       6,130
Depreciation and amortization..................      121        504      1,019      2,001       5,361     3,503       6,994
                                                 -------    -------    -------    -------    --------   -------    --------
Operating income (loss)........................      718        866     (1,321)    (2,110)      5,993     6,051      10,108
                                                 -------    -------    -------    -------    --------   -------    --------
Non-operating income (expense):
Interest expense, net..........................        6       (284)      (728)      (390)     (2,407)   (1,309)     (4,619)
Other income (expense), net....................       --       (101)       (55)       (74)        (14)      (11)          1
                                                 -------    -------    -------    -------    --------   -------    --------
Non-operating income (expense), net............        6       (385)      (783)      (464)     (2,421)   (1,320)     (4,618)
                                                 -------    -------    -------    -------    --------   -------    --------
Income (loss) before income taxes..............      724        481     (2,104)    (2,574)      3,572     4,731       5,490
Income tax expense (benefit)...................      253        234       (619)       187       2,302     1,614       1,867
                                                 -------    -------    -------    -------    --------   -------    --------
Net income (loss)..............................      471        247     (1,485)    (2,761)      1,270     3,117       3,623
Dividends on redeemable convertible preferred
  stock........................................       --         --       (246)    (1,032)         --        --          --
Accretion of redeemable common stock...........       40         86       (282)       (34)        (22)      (15)         (9)
                                                 -------    -------    -------    -------    --------   -------    --------
Net income (loss) attributable to common
  stock........................................  $   511    $   333    $(2,013)   $(3,827)   $  1,248   $ 3,102    $  3,614
                                                 =======    =======    =======    =======    ========   =======    ========
Net income (loss) per share:
Basic..........................................  $   N/A    $  0.04    $ (0.25)   $ (0.31)   $   0.06   $  0.16    $   0.18
Diluted........................................  $   N/A    $  0.04    $ (0.25)   $ (0.31)   $   0.06   $  0.15    $   0.16
Shares outstanding:
Basic..........................................      N/A      7,713      8,102     12,258      19,517    19,575      20,401
Diluted........................................      N/A      7,833      8,102     12,258      21,222    20,952      22,510

                                                                                                         PRO FORMA
                                                                                             ---------------------------------
                                                       YEARS ENDED       NINE MONTHS ENDED    YEARS ENDED    NINE MONTHS ENDED
                                                      DECEMBER 31,         SEPTEMBER 30,     DECEMBER 31,      SEPTEMBER 30,
                                                   -------------------   -----------------   -------------   -----------------
                                                     1997       1998           1999              1998              1999
                                                   --------   --------   -----------------   -------------   -----------------
Ratio of combined fixed charges and
  preference dividends to earnings...............      N/A      1.77            1.77                N/A               N/A
Deficiency of coverage of fixed charges
  and preferred dividends........................   $3,640       N/A             N/A            $38,442           $23,316

                                                                                                                   AT
                                                                                                                SEPTEMBER
                                                                           AT DECEMBER 31,                         30,
                                                         ----------------------------------------------------   ---------
                                                           1994       1995       1996       1997       1998       1999
                                                         --------   --------   --------   --------   --------   ---------
Balance Sheet Data:
Working capital (deficit)..............................  $   (47)   $ 1,439    $ 3,238    $22,591    $  6,709   $  (1,878)
Total Assets...........................................    3,230     11,052     29,519     72,972     165,134     217,571
Long-term debt, including current maturities...........    1,407      3,371      3,732     16,086      71,098     108,363
Redeemable common stock................................       --        710     14,848      2,130       2,102       1,794
Shareholders' equity...................................    1,386      4,241      3,718     43,939      68,990      73,905

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

    Certain portions of this proxy statement, including "BUSINESS OF THE COMPANY," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," and the pro forma financial information set forth on pages F-2 through F-5 contain various forward-looking statements which represent InterDent's expectations or beliefs concerning future events. Forward-looking statements relate to future operations, strategies, financial results or other developments and are not based on historical information. In particular, statements using verbs such as "anticipates," "believes," "estimates," "expects" or words of similar meaning generally involve forward-looking statements.

    InterDent cautions that its forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. Such factors include, without limitation:

    - InterDent's ability to consummate the merger;

    - the competitive nature of the market in which InterDent operates;

    - risks associated with InterDent's growth strategy, including InterDent's ability to successfully integrate acquisitions;

    - InterDent's dependence on key personnel;

    - the ability of InterDent to maintain its relationships with its affiliated dentists; and

    - possible risks relating to year 2000 issues.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

OVERVIEW

    As of November 15, 1999, we provided comprehensive management services to a dental practice network which employed 628 dentists, including 141 specialists, practicing out of 210 dental offices and 1,805 operatories in selected markets in California, Florida, Georgia, Hawaii, Idaho, Indiana, Michigan, Nevada, Oregon, Pennsylvania and Washington.

    InterDent's practice management services facilitate the delivery of convenient, high quality, comprehensive and affordable dental care to patients in a comfortable environment. The dentists affiliated through our network of affiliated dental practices provide comprehensive general dentistry services and offer specialty dental services, which include endodontics, oral pathology, oral surgery, orthodontics, pedodontics, periodontics, and prosthodontics. Our strategic objective is to maintain and expand our leadership position in the dental practice management industry. To achieve this objective, we seek to enter selected geographic markets and develop locally prominent, multi-specialty dental delivery networks. The key elements of our strategy are as follows:

    - provide convenient, comprehensive dental care;

    - focus on quality of patient care;

    - establish a comprehensive dental care network;

    - achieve operational efficiencies and enhance revenue;

    - integrate and leverage management information systems;

    - expand patient volume through proactive marketing; and

    - capitalize on managed care expertise.

    As part of a delivery network of multi-specialty dental care, we provide management and licensing services to our affiliated dental practices under long-term management service agreements. Under the terms of the management service agreements, we bill and collect patient receivables and provide all administrative and management support services to our affiliated dental practices. These administrative and management support services include: financial, accounting, training, efficiency and productivity enhancement, recruiting, team building, marketing, advertising, purchasing, and related support personnel. Licensing services include marketing, advertising and purchasing.

    As compensation for services provided under management service agreements, we receive management fees from our affiliated dental practices. Depending upon the individual management service agreement provisions, the management fee is calculated based upon one of two methods. Under one method, the management fee is equal to reimbursement of expenses incurred in the performance of our obligations under the management service agreements, plus an additional fee equal to a percentage of the net revenues of the affiliated dental practices. Under the other method, the management fee is a set percentage of the net revenues of the affiliated dental practices.

    The management service agreements have initial terms ranging from 25 to 40 years with automatic extensions, unless either party gives notice before the end of the term. The management service agreements are not subject to early termination by the affiliated dental practices unless we are the subject of bankruptcy proceedings or we materially breach the management service agreements and do not cure the breach following notice. Certain management service agreements have additional termination events, including the refusal to comply with the decisions of the joint operating committee, failure to pay the management fee, and a material change in applicable federal or state law.

RESULTS OF OPERATIONS

    The Emerging Issues Task Force ("EITF") of the Financial Accounting Standards Board evaluated certain matters relating to the physician practice management industry (EITF issue number 97-2) and reached a consensus on the accounting for transactions between physician practice management companies and physician practices and the financial reporting of such entities. For financial reporting purposes, EITF 97-2 mandates the consolidation of physician practice activities with the practice management company when certain conditions have been met, even though the practice management company does not have an equity investment in the physician practice. Our consolidated financial statements, included elsewhere herein, are prepared in conformity with the consensus reached in EITF 97-2.

    Under those circumstances where the management service agreements meet the criteria for consolidation as outlined in EITF 97-2, all the accounts of those affiliated dental practices are included in our consolidated financial statements included elsewhere herein. Accordingly, our consolidated statements of operations include the dental practice net patient revenue and related expenses of those affiliated dental practices. In instances where the management service agreements have not met the criteria for consolidation, we do not consolidate the accounts of the affiliated dental practices. Accordingly, our consolidated statements of operations exclude the dental practice net patient revenues and expenses of these affiliated dental practices. Rather, our statements of operations include only our net management fees generated from those management service agreements and our expenses incurred in the performance of our obligations under those management service agreements. The following discussion highlights changes in historical revenues and expense levels for the nine months ended September 30, 1999 and 1998, and the years ended December 31, 1998, 1997 and 1996, as reported in our consolidated financial statements and the related notes thereto appearing elsewhere herein.

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO NINE MONTHS ENDED
  SEPTEMBER 30, 1998

    DENTAL PRACTICE NET PATIENT REVENUE.

    Dental practice net patient revenue represents the clinical patient revenues at 128 current clinical locations through September 30, 1999 where the consolidation requirements of EITF 97-2 have been met. Dental practice net patient revenue was $50.1 million for the third quarter of 1999 compared to $29.0 million for the third quarter of 1998, representing a 72.5% increase of $21.1 million. Dental practice net patient revenue also increased to $134.5 million for the first nine months of 1999 compared to $67.5 million for the first nine months of 1998, representing a 99% increase of $67.0 million.

    We are pursuing an aggressive expansion strategy through the addition of affiliated dental practices. As a result, the majority of this revenue growth is due to the addition of 22 affiliated dental practices during 1998 and the first nine months of 1999, representing 85 current clinical locations. These affiliated dental practices have management service agreements that meet the EITF's consolidation requirements.

    We were also effectively able to increase total dental practice net patient revenue at existing facilities. We worked with affiliated dental practices to recruit new dentists to meet increased demand, negotiated additional contracts with managed care organizations and third party-payors, leveraged additional specialty dental services, and increased the number of patients successfully completing their treatment programs with the use of internally developed proprietary software. For those locations affiliated as of September 30, 1998, where the management service agreements meet the EITF criteria for consolidation, same-store dental practice net patient revenue for the third quarter of 1999 increased by over 10% when compared to revenue for the third quarter of 1998.

    NET MANAGEMENT FEES.

    Net management fees consist of revenue earned by InterDent in the performance of its obligations under management service agreements as of September 30, 1999, at 78 current unconsolidated affiliated dental practice clinical locations. Net management fees were $10.3 million for the third quarter of 1999 compared to $8.3 million for the third quarter of 1998, representing a 23.6% increase of $2.0 million. Net management fees were $31.8 million for the first nine months of 1999 compared to $21.1 million for the first nine months of 1998, representing a 50.9% increase of $10.7 million. We are pursuing an aggressive expansion strategy through the addition of affiliated dental practices. As a result, the majority of this growth is related to the the addition of 49 affiliated dental practice clinical locations during 1998 and the first nine months of 1999.

    LICENSING AND OTHER FEES.

    We earn certain fees from unconsolidated affiliated dental practices for various licensing and consulting services. Licensing and other fees were $0.8 million for the first nine months of 1999 compared to $0.5 million for 1998, representing a 61% increase of $0.3 million. This increase is entirely attributed to the addition of 47 unconsolidated affiliated dental practice clinical locations during 1998 and 1999.

    PRACTICE OPERATING EXPENSES.

    Practice operating expenses represent the direct costs associated with operating and managing the practice facility locations, including regional support departments. These costs are comprised of the following expenses:

    - CLINICAL SALARIES AND BENEFITS AND PROVIDER COSTS include all patient service provider staff compensation and related payroll costs at the consolidated affiliated dental practices, including dentists, hygienists and dental assistants, and dental assistants for the unconsolidated affiliated dental practices;

    - PRACTICE NONCLINICAL SALARIES AND BENEFITS COSTS include all staff compensation and related payroll costs at all dental and regional facilities other than dentists, hygienists, and dental assistants;

    - DENTAL SUPPLIES AND LAB COSTS include all direct supply costs in the performance of patient treatment programs;

    - PRACTICE OCCUPANCY EXPENSES include facility leases, property taxes, utilities, janitorial services, repairs and maintenance; and

    - PRACTICE SELLING, GENERAL AND ADMINISTRATIVE EXPENSES include general office, advertising, professional services (excluding dentistry), office supplies, bank processing fees, local taxes, insurance, bad debt expense, and other miscellaneous costs at the dental facilities and regional centers.

    Practice operating expenses have increased significantly during the third quarter and the first nine months of 1999 compared to the same periods in 1998. Practice operating expenses were $49.0 million for the third quarter of 1999 compared to $30.6 million for the third quarter of 1998, representing a 60.2% increase of $18.4 million. Practice operating expenses were $135.3 million for the first nine months of 1999 compared to $73.3 million for the first nine months of 1998, representing an 84.4% increase of $62.0 million. The majority of this increase in practice operating expenses is due to the addition of 42 affiliated dental practices clinical locators (representing 134 current clinical locations) during 1998 and the first nine months of 1999, as a result of our aggressive expansion strategy. Of the 42 affiliated dental practice clinical locations added in 1998 and the first nine months of 1999, 22 have management services agreements that meet the EITF's consolidation requirements.

    During the third quarter and the first nine months of 1999, most categories of practice operating expenses varied slightly as a percentage of net revenues when compared to the third quarter and the first nine months of 1998, respectively. During the first nine months of 1999, we have reported improvements in the reduction of total practice operating expenses as a percentage of net revenues. As a percentage of net revenues, practice operating expenses for the third quarter of 1999 were 80.8% compared to 81.4% for the third quarter of 1998, and 81.0% for the first nine months of 1999 compared to 82.3% for the first nine months of 1998. This overall reduction in practice operating expenses is a result of the successful implementation of our operating model at existing facilities and the proven strong operational and financial track records of our current affiliated dental practices. As a result, the overall practice operating margin for the third quarter of 1999 was 19.2% compared to 18.6% for the third quarter of 1998, and 19.0% for the first nine months of 1999 compared to 17.7% for the first nine months of 1998.

    CORPORATE SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.

    Corporate selling, general and administrative expenses include: corporate salaries, general office costs, investor relations expense, legal and audit fees, general insurance, director and officer liability insurance, corporate office supplies, and other miscellaneous costs at our corporate facilities. Corporate selling, general and administrative expenses were $2.7 million for the third quarter of 1999 compared to $2.4 million for the third quarter of 1998, representing a 14.6% increase of $0.3 million. Corporate selling, general and administrative expenses were $8.5 million for the first nine months of 1999 compared to $6.2 million for the first nine months of 1998, a 38.2% increase of $2.3 million.

    The rise in total corporate selling, general and administrative expenses is the result of increasing corporate staffing levels in our marketing, human resource, finance, and operations departments to accommodate the addition of affiliated dental practices. Additionally, resources have been added to respond to the increasing needs of our affiliated dental practices for information systems implementation, clinical management and mentoring programs, and to appropriately develop our support infrastructure. At the same time, we seek to maximize the effectiveness of corporate infrastructure costs. As a result, corporate selling, general and administrative expenses as a percentage of net revenues had steadily declined. Corporate selling, general and administrative expenses for the third quarter of 1999 were 4.5% of net revenues as compared to 6.4% for the third quarter of 1998. Corporate selling, general and administrative expenses for the first nine months of 1999 were 5.1% of net revenues as compared to 6.9% for the first nine months of 1998.

    CORPORATE RESTRUCTURING AND MERGER COSTS.

    We recorded corporate restructuring and merger costs associated with the business combination between Gentle Dental Service Corporation and Dental Care Alliance, each of which became a wholly-owned subsidiary of InterDent in March 1999. The business combination has been accounted for as a pooling-of-interests. As a result of the business combination, we recorded corporate restructuring and merger costs of $1.1 million for the third quarter of 1999 and $6.1 million for the first nine months of 1999. Approximately
$3.2 million of the total expense relates to merger costs consisting of investment banker fees, advisors fees, investor relations expense, legal fees, accounting fees, printing costs, and other costs. The remaining $2.9 million relates to our restructuring plan, including charges for employee related costs and the redirection of certain duplicative operations and systems costs.

    DEPRECIATION AND AMORTIZATION.

    Depreciation and amortization were $2.6 million for the third quarter of 1999 compared to $1.6 million for the third quarter of 1998. Depreciation and amortization increased $3.5 million to $7.0 million for the first nine months of 1999 compared to $3.5 million for the first nine months of 1998. These increases of 68% and 100%, respectively, are primarily due to additional property and equipment, intangible costs assigned to management services agreements and goodwill associated with dental practice affiliations completed in 1998 and 1999. It is anticipated that future acquisitions and earn-out payments on completed acquisitions will result in additional depreciation and amortization throughout 1999 and future periods.

    INTEREST EXPENSE.

    Interest expense was $1.9 million for the third quarter of 1999 compared to $0.7 million for the third quarter of 1998, representing a 183% increase of $1.2 million. Interest expense was $4.6 million for the first nine months of 1999 compared to $1.3 million for the first nine months of 1998, representing a 253% increase of $3.3 million. These increases in interest expense were due to additional debt incurred under our credit facility and private placement to complete the rapid expansion of additional affiliated dental practices throughout 1998 and 1999. It is anticipated that future acquisitions will require additional borrowings under our existing credit facility. Accordingly, we anticipate that interest expense will increase throughout 1999 and future periods.

    PROVISION FOR INCOME TAXES.

    Our current expected tax rate approximates the statutory rate as certain merger related expenses are not deductible for income tax purposes, which are offset by the carry forward of net operating losses from our subsidiaries and affiliates. We expect to fully utilize our net operating loss carryforwards in 1999. For the nine months ended September 30, 1999, we recorded an expected annual effective tax rate of approximately 34% as compared to the effective rate of 38% recorded during the same period in 1998.

YEAR ENDED DECEMBER 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

    DENTAL PRACTICE NET PATIENT REVENUE.

    Dental practice net patient revenue was $103.1 million for 1998 compared to $29.3 million for 1997, representing a 252% increase of $73.8 million. Of this growth, $49.2 million is primarily due to the addition of six affiliated dental practices in 1997 and the addition of 13 affiliated dental practices in 1998, representing 63 current affiliated dental practice clinical locations. These affiliated dental practices have management service agreements that meet the EITF consolidation requirements. The remaining growth of $24.6 million is due to the consolidation of the operating results of certain Oregon and Washington affiliated dental practices during 1998 as a result of their new management service agreements dated January 1, 1998. These contracts met the EITF criteria for consolidation.

    NET MANAGEMENT FEES.

    Net management fees were $30.8 million for 1998 compared to $21.7 million for 1997, representing a 42.3% increase of $9.2 million. Management fees increased by $21.1 million due to our aggressive expansion strategy, resulting in the addition of 49 unconsolidated affiliated dental practice clinical locations during 1998. However, such fees were offset by a reduction of $11.9 million in management fees associated with the revision of certain management service agreements of certain Oregon and Washington affiliated dental practices.

    LICENSING AND OTHER FEES.

    Licensing and other fees were $0.7 million for 1998 compared to $0.3 million for 1997, representing a 139% increase of $0.4 million. The increase is attributable to the addition of 49 unconsolidated affiliated dental practice clinical locations during 1998.

    PRACTICE OPERATING EXPENSES.

    Practice operating expenses have increased significantly during 1998 when compared to 1997. Practice operating expenses were $110.7 million for 1998 compared to $43.0 million for 1997, representing a 158% increase of $67.7 million. Most categories of practice operating expenses varied only slightly as a percentage of net revenues when comparing 1998 to 1997. During 1998, we reported improvements in the reduction of total practice operating expenses as a percentage of net revenues. As a percentage of net revenues, practice operating expenses for 1998 were 82.2% compared to 83.8% for 1997. The overall reduction in practice operating expenses is a result of the successful implementation of our operating model at existing facilities and the improvement of current affiliated dental practices. As a result, the overall practice operating margin for 1998 was 17.8% compared to 16.2% for 1997.

    CORPORATE SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.

    Corporate selling, general and administrative expenses were $8.6 million for 1998 compared to $6.6 million for 1997, representing a 30.7% increase of $2.0 million.

    The rise in total corporate selling, general and administrative expenses is the result of increasing corporate staffing levels in our marketing, human resource, finance, and operations departments to accommodate the addition of affiliated dental practices. Additionally, resources have been added to respond to the increasing needs of our affiliated dental practices for information systems implementation, clinical management and mentoring programs, and to appropriately develop our support infrastructure. At the same time, we seek to maximize the effectiveness of corporate infrastructure costs. As a result, corporate selling, general and administrative expenses as a percentage of net revenues have steadily declined. Corporate selling, general and administrative expenses for 1998 were 6.4% of net revenues as compared to 12.9% for 1997.

    CORPORATE RESTRUCTURE AND MERGER COSTS.

    We recorded $4.0 million in corporate restructure and merger costs in 1998. Of such costs, $0.3 million relates to corporate restructure and merger costs resulting from the business combination between Gentle Dental Service Corporation and GMS Dental Group, Inc. consummated in November 1997. The remaining $3.7 million relates to merger and severance costs associated with the business combination between Gentle Dental Service Corporation and Dental Care Alliance consummated in March 1999.

    DEPRECIATION AND AMORTIZATION.

    Depreciation and amortization was $5.4 million for 1998 compared to $2.0 million for 1997, representing a 168% increase of $3.4 million. This increase was primarily due to the addition of property and equipment, intangible costs assigned to management service agreements and goodwill associated with the addition of affiliated dental practices in 1998 and 1997.

    INTEREST EXPENSE.

    Interest expense was $2.4 million for 1998 compared to $0.4 million for 1997, representing a 517% increase of $2.0 million. This increase in interest expense was due to the additional debt we incurred in connection with the addition of affiliated dental practices in 1998 and 1997. We also completed a private placement of debt and preferred stock in 1998 and increased our credit facility to enable us to continue the addition of affiliated dental practices.

    PROVISION FOR INCOME TAXES.

    We recorded a net tax expense of $2.3 million in 1998 on income before income taxes of $3.6 million, compared to income tax expense of $0.2 million on a loss before income taxes of $2.6 million in 1997. In 1998, the difference in the effective tax rate from the statutory rate for the year is related to certain merger related expenses which are not deductible for income tax purposes, and the carry forward of net operating losses from certain of our subsidiaries and affiliates, for which realization was not reasonably assured. In 1997, we incurred income tax expense due to earnings in certain states, and did not recognize the benefit of net operating losses.

YEAR ENDED DECEMBER 31, 1997 COMPARED TO YEAR ENDED DECEMBER 31, 1996

    DENTAL PRACTICE NET PATIENT REVENUE.

    Dental practice net patient revenue was $29.3 million for 1997 compared to $3.7 million for 1996, representing a 692% increase of $25.6 million.

    We are pursuing an aggressive expansion strategy through the addition of affiliated dental practices. As a result, the majority of this revenue growth is due to the addition of six affiliated dental practices during 1997 and five affiliated dental practices during the three months ended December 31, 1996, representing 23 affiliated dental practice clinical locations. These affiliated dental practices have management service agreements that meet the EITF's consolidation requirements.

    NET MANAGEMENT FEES.

    Net management fees were $21.7 million for 1997 compared to $12.0 million for 1996, representing an 80.5% increase of $9.7 million. Of this increase, $3.2 million represents the revision of certain management service agreements in October 1996. Effective October 1996, DentalCare Alliance, Inc. revised the terms of all of its then existing management service agreements such that it would be responsible for payment of all non-professional expenses of the managed affiliated dental practices. Ten management service agreements were also revised to base DentalCare Alliance, Inc.'s management fee on a percentage of net profits at each affiliated dental practice to a percentage of net patient revenues from each affiliated dental practice. Prior to the revisions on 12 management service agreements, all non-professional expenses and related revenues were reflected in the financial statements in each associated affiliated dental practice. Of the increase in revenues, $0.5 million is attributable to increases in the percentages of patient revenue payable under management service agreements with two affiliated dental practices in Washington and Oregon. Also, we were pursuing an aggressive expansion strategy through the addition of affiliated dental practices. As a result, the remaining revenue growth is related to the addition of 20 unconsolidated affiliated dental practice clinical locations during 1997.

    LICENSING AND OTHER FEES.

    Licensing and other fees were $0.3 million for 1997 compared to $0.3 million in 1996, representing no increase.

    PRACTICE OPERATING EXPENSES.

    Practice operating expenses have increased significantly during 1997 when compared to 1996. Operating expenses were $43.0 million for 1997 compared to $12.6 million for 1996, representing a 242% increase of $30.4 million. The majority of the increase in practice operating expenses is due to the addition of 43 affiliated dental practice clinical locations during 1997 and the fourth quarter of 1996 as a result of the Company's aggressive expansion strategy. Of the 43 affiliated dental practice clinical locations added during this period, 23 have management service agreements that meet the EITF's consolidation requirements. In addition, the increase in total operating expenses is associated with the revision of certain management service agreements.

    As a percentage of net revenues, practice operating expenses for 1997 were 83.8% compared to 78.3% for 1996. This increase in practice operating costs as a percentage of net revenues is directly associated with the revision of 12 management service agreements entered into in October 1996. While total practice operating expenses are higher as a percentage of revenues in 1997, actual profit margin related to those affiliated dental practices increased as a result of the larger associated revenue base.

    CORPORATE SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.

    Corporate selling, general and administrative expenses were $6.6 million for 1997 compared to $3.8 million for 1996, a 74.4% increase of $2.8 million.

    The rise in total corporate selling, general and administrative expenses is the result of increasing corporate staffing levels in our marketing, human resource, finance, and operations departments to accommodate the addition of affiliated dental practices. Additionally, resources have been added to respond to the increasing needs of our affiliated dental practices for information systems implementation, clinical management and mentoring programs, and to appropriately develop our support infrastructure. At the same time, we seek to maximize the effectiveness of corporate infrastructure costs. As a result, corporate selling, general and administrative expenses as a percentage of net revenues have steadily declined. Corporate selling, general and administrative expenses for 1997 was 12.9% of net revenues as compared to 23.5% for 1996.

    CORPORATE RESTRUCTURING AND MERGER COSTS.

    During 1997, the Company recorded corporate restructuring and merger costs associated with the business combination between Gentle Dental Service Corporation and GMS Dental Group, Inc. consummated in November 1997. The combination has been accounted for as a pooling-of-interests. As a result of the business combination, we recorded expense of $1.8 million during the third quarter of 1997. Of such expenses, $0.7 million relates to corporate restructuring and merger costs consisting of investment banker fees, advisors fees, investor relations expense, legal fees, accounting fees, printing costs, and other costs. The remaining $1.1 million relates to our restructuring plan, including charges for employee related costs and the redirection of certain duplicative operations and systems costs.

    DEPRECIATION AND AMORTIZATION.

    Depreciation and amortization was $2.0 million for 1997 compared to $1.0 million for 1996, representing a 96.4% increase of $1.0 million. This increase is primarily due to the addition of property and equipment, intangible costs assigned to management service agreements and goodwill associated with the addition of affiliated dental practices during 1997 and 1996.

    INTEREST EXPENSE.

    Interest expense was $0.4 million for 1997 compared to $0.7 million for 1996 representing a 46.4% decrease of $0.3 million. This decrease in interest expense resulted from our repayment of $4.4 million under various bank loan arrangements with the proceeds from the initial public offering of Gentle Dental Service Corporation, partly offset by additional debt incurred to complete the addition of affiliated dental practices in 1997.

    PROVISION FOR INCOME TAXES.

    In 1997, we recorded a net tax expense of $0.2 million on a net loss of $2.6 million. We incurred income tax expense due to earnings in certain states, and did not recognize the benefit of net operating loss carryforwards due to the uncertainty of our ability to utilize those carryforwards. Furthermore, we incurred certain merger related expenses which are not deductible for income tax purposes. In 1996, we recorded a tax benefit related to our net operating loss.

LIQUIDITY AND CAPITAL RESOURCES

    At September 30, 1999, cash and cash equivalents were $0.8 million, representing a $7.5 million decrease in cash and cash equivalents of $8.3 million available at December 31, 1998. This decline is due to the amendment to our credit facility, which allowed us to consolidate cash balances between subsidiaries and pay down the credit facility balances. Our negative working capital at September 30, 1999 of $1.9 million represents a decrease from working capital of $6.7 million at December 31, 1998. This decrease in working capital is primarily attributable to acquisition earn-out and merger and restructure payables and accruals of approximately $2.9 million (excluding amounts paid during 1999), payment of earn-out consideration, and utilization of cash to pay down borrowings under our credit facility.

    Net cash provided by operations (which includes merger and restructure expenses) amounted to $8.1 million for the nine months ended September 30, 1999 compared to net cash provided by operations of $0.9 million for the nine months ended September 30, 1998. The increase of net cash provided by operations during the nine months ended September 30, 1999 is attributed to improvements in our results of operations and increases in accrued payroll and payroll related costs. Excluding merger and restructure costs, operating income for the nine months ended September 30, 1999 and 1998 was $16.2 million and $6.1 million, respectively. As a result, excluding merger and restructure costs, net cash provided by operations amounted to $14.2 million for the nine months ended September 30, 1999 compared to $2.1 million for the nine months ended
September 30, 1998.

    Net cash used in investing activities was $44.9 million for the nine months ended September 30, 1999. Included in the investing activities is cash paid for affiliated dental practices of $30.6 million, and $5.8 million paid for property and equipment. These uses of cash were primarily funded through borrowing under our existing credit facility. As a result, cash provided from the credit facility amounted to $34.3 million for the nine months ended September 30, 1999.

    During the nine months ended September 30, 1999, we acquired substantially all of the assets of 41 affiliated dental practice clinical locations, including cash, accounts receivable, supplies and fixed assets. The addition of these affiliated dental practices has been accounted for using the purchase method of accounting. The aggregate dental practice acquisition purchase price recorded during the nine months ended September 30, 1999, representing the fair value of the assets acquired, including intangible assets, was $48.5 million. Approximately $39.1 million of the purchase price has been allocated to intangible assets. The total purchase price included $31.9 million in cash, $11.3 million in liabilities incurred and assumed, and $5.3 million in accrued earn-out from transactions completed in current and prior periods.

    In connection with the addition of certain affiliated dental practices, we have agreed to pay to the selling parties possible future consideration in the form of cash and InterDent Common Stock. The amount of future consideration payable by us under earn-outs is generally computed based upon financial performance of the affiliated dental practices during certain specified periods. We accrue for earn-out payments with respect to affiliated dental practice acquisitions when such amounts are probable and reasonably estimable. During the nine months ended September 30, 1999, we paid $5.0 million in additional earn-out consideration.

    As of September 30, 1999, we have accrued $7.0 million for future earn-out payments, of which $0.3 million is included in additional paid-in capital for anticipated stock to be issued and the remaining anticipated cash payments are included in other current liabilities. For those acquisitions with earn-out provisions, we estimate the total maximum earn-out that could be paid, including amounts already accrued, is between $20 million and $30 million from January 1999 to December 2002, of which the majority is expected to be paid in cash. In future years, such additional earn-out consideration could result in additional amortization of $0.4 million to $0.8 million annually.

    We previously have made loans to various unconsolidated affiliated dental practices in connection with their acquisition of assets of dental practices and have made working capital advances to certain unconsolidated affiliated dental practices for their operations. The loans, which are evidenced by interest bearing notes that are payable upon demand, are being paid in accordance with their terms. The owners of our affiliated dental practices generally personally guarantee both the loans and advances.

    We currently have a credit facility providing a maximum credit line of $90 million. The credit facility has a revolving feature expiring on September 30, 2001, at which time it will convert into a four year term loan to be repaid in 16 equal quarterly installments. Principal amounts owed under the credit facility bear interest, at the Company's option, at varying margins over LIBOR (2.25%-3.0%) or the prime rate (0.5%-1.25%), based on the level of InterDent's leverage ratio. Our credit facility requires us to pay an unused commitment fee (depending on amounts of unused available credit). This fee is based on the average daily amount by which the bank commitment under the credit facility exceeds the aggregate amount of all loans then outstanding.

    Our credit facility contains several covenants including restrictions on our ability to incur indebtedness; repurchase, or make dividends with respect to, our capital stock; and requirements relating to maintenance of a specified net worth and compliance with specified financial ratios. In addition, the credit facility requires us to notify certain lenders prior to making any acquisitions and to obtain the consent of the lenders prior to making acquisitions with purchase prices exceeding a certain amount of cash and purchase price. Our obligations under the credit facility and our subsidiaries under the guarantees are secured by a security interest in certain equipment, fixtures, inventories, receivables, subsidiary stock, certain debt instruments, accounts and general intangibles of each of such entities.

    We have outstanding $30 million of 7% Subordinated Convertible Notes and
$12 million of Preferred Stock. The 7% Subordinated Convertible Notes have eight-year terms and are convertible into shares of our Common Stock at $9.21 for each share of Common Stock issuable upon conversion of outstanding principal and accrued but unpaid interest on such 7% Subordinated Convertible Notes. If certain events of default occur, the 7% Subordinated Convertible Notes then outstanding will automatically convert into shares of our Series B Preferred Stock at a rate of one share of Series B Preferred Stock for each $1,000 in outstanding principal and accrued but unpaid interest on the 7% Subordinated Convertible Notes, subject to adjustment for stock splits, reverse splits, stock dividends, reorganizations and the like. The 7% Subordinated Convertible Notes and all outstanding shares of our Preferred Stock shall be automatically converted into our Common Stock (or, in the case of Series A Preferred Stock and Series C Preferred Stock, redeemed at nominal cost) if the rolling 21-day average closing market price of our Common Stock on 20 out of any 30 consecutive trading days is more than $16.85 on or prior to May 18, 2000, or more than $17.98 at any time thereafter.

    We are authorized to issue 30,000,000 shares of Preferred Stock. Presently authorized series of our Preferred Stock include the following series:

    - Series A--100 shares authorized, issued and outstanding;

    - Series B--70,000 shares authorized, zero issued or outstanding;

    - Series C--100 shares authorized, zero shares issued or outstanding; and

    - Series D--2,000,000 shares authorized, 1,628,663 shares are issued and outstanding.

The shares of Series B Preferred Stock are convertible into shares of our Common Stock at the rate of 108.58 shares of Common Stock for each share of Series B Preferred Stock (assuming there are no declared but unpaid dividends on the Series B Preferred Stock), and the shares of Series D Preferred Stock are convertible into shares of our Common Stock on a share for share basis (assuming there are no declared but unpaid dividends on the Series D Preferred Stock), in each case subject to adjustment for stock splits, reverse splits, stock dividends, reorganizations and similar events. The Series A Preferred Stock and Series C Preferred Stock are not convertible.

    A total of 254,901 and 339,246 outstanding shares of InterDent Common Stock issued at a price of $0.45 and $0.225 per share, respectively, are subject to repurchase as a result of a subsidiary's failure to achieve certain specified performance targets through December 31, 1998. It is anticipated that these shares will be repurchased in the future.

    On October 22, 1999, we announced the signing of the merger agreement. Under the terms of the agreement, our stockholders (other than certain members of our management) at the date of the transaction will receive $9.50 per share in cash. Completion of the transaction is subject to stockholder approval, receipt of regulatory approvals, and completion of debt financing required to fund the transaction, valued at $325 million. We currently anticipate completing the transaction in the first calendar quarter of 2000.

    We believe that proceeds from our existing credit facility and cash flow from operations will be sufficient to fund our operations through the next fiscal year. We also believe that such funds will be sufficient to complete a number of other future dental practice affiliations and any possible future consideration to be paid. However, to execute our long term business strategy, we will require substantial additional funding through additional long-term or short-term borrowing arrangements or through the public or private issuance of additional debt or equity securities to affiliate new practices and to expand and maintain existing affiliated practices. There can be no assurance that any such financing will be available or will be available on terms acceptable to InterDent.

YEAR 2000 COMPLIANCE

    Many existing computer programs use only two digits to identify a year in a data field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000 or earlier. The Year 2000 issue affects us in that the dental practice management business is dependent on computer applications, such as management information systems and financial and accounting systems.

    In order to address the Year 2000 issues facing InterDent, we initiated a program to prepare our computer systems and applications for the Year 2000. As the primary focus of our Year 2000 plans, we have converted affiliated dental practices to target systems identified and believed to be Year 2000 compliant. We have divided our Year 2000 plan into five phases, and chart our progress in each of the phases, expressed as an approximate percentage of completion of that phase:

                                                             APPROXIMATE
                                                            PERCENTAGE OF
PHASE                                                         COMPLETION
-----                                                     ------------------
Awareness...............................................         100%
Assessment..............................................         100%
Renovation..............................................          95%
Validation..............................................          95%
Implementation..........................................          90%

    We expect to complete all phases of our Year 2000 plan by December 1999.

    We expect to incur internal staff costs as well as consulting and other expenses related to infrastructure enhancements necessary to prepare for the Year 2000. Validation and conversion of primary system applications and hardware is expected to cost $1.0 million and will be incurred by the end of 1999.

    As part of our Year 2000 plan, we are undertaking infrastructure and facilities enhancements and performing tests necessary to ensure that we are adequately prepared for the Year 2000. We are also communicating with vendors and third-party payors to ensure that they are taking appropriate steps to address their Year 2000 issues. We are also preparing contingency plans to minimize potential harm to us in the event that any or all of the third parties with which we conduct business is unable to attain Year 2000 compliance. We have prepared contingency plans which are system and application specific and are intended to ensure that, in the event that certain systems and/or applications fail by or at the Year 2000, we will be able to engage in our core business functions in spite of such failure. Our most likely worst case Year 2000 scenario would be that we experience significant delays in billing and collecting professional fees due to our affiliated dental practices. This delay would directly impact our cash flow and could have a material adverse effect on our business, financial condition or results of operations.

    We believe that our established Year 2000 plan and other steps being taken are adequate to ensure that we will not be materially affected by the Year 2000 problem. However, there can be no assurance that the Year 2000 plan and related remedial and contingency plans will fully protect us from the risks associated with the Year 2000 problem. The analysis of, and preparation for, the Year 2000 and related problems necessarily rely on a variety of assumptions about future events. There can be no assurance that we have accurately predicted such future events or that our remedial and contingency plans will adequately address such future events. In the event that our business, vendor or patients are disrupted as a result of the Year 2000 problem, such disruption could have a material adverse effect on InterDent.

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
Pro Forma Unaudited Financial Statements....................     F-2

Pro Forma Balance Sheet as of September 30, 1999............     F-3

Pro Forma Statement of Operations for the year ended
  December 31, 1998.........................................     F-4

Pro Forma Statements of Operations for the nine months ended
  September 30, 1999 and 1998...............................     F-5

Independent Auditors' Reports...............................     F-7

Consolidated Balance Sheets as of December 31, 1997 and
  1998......................................................    F-10

Consolidated Statements of Operations for the years ended
  December 31, 1996, 1997
  and 1998..................................................    F-12

Consolidated Statements of Shareholders' Equity for the
  years ended December 31, 1996, 1997, and 1998.............    F-13

Consolidated Statements of Cash Flows for the years ended
  December 31, 1996, 1997
  and 1998..................................................    F-16

Notes to Consolidated Financial Statements..................    F-18

Condensed Consolidated Balance Sheets as of September 30,
  1999 and December 31, 1998................................    F-44

Condensed Consolidated Statements of Operations for the
  three and nine months ended September 30, 1999 and 1998...    F-45

Condensed Consolidated Statements of Cash Flows for the nine
  months September 30, 1999 and 1998........................    F-46

Notes to Condensed Consolidated Financial Statements........    F-47

               UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS

The Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1999 and the Pro Forma Statements of Operations for the nine months ended September 30, 1998 and 1999 and the year ended December 31, 1998 have been prepared by InterDent, Inc. management. The Pro Forma Condensed Financial Statements assume the completion of the merger transaction and related financing as described in this proxy statement and reflect certain assumptions and adjustments as described in the notes to the pro forma financial statements.

The Pro Forma Statements of Operations for the nine months ended September 30, 1998 and 1999 and the year ended December 31, 1998 were prepared as if we completed the proposed merger as of January 1, 1998. The Pro Forma Condensed Balance Sheet reflects the merger transaction as if it had occurred as of September 30, 1999. The following pro forma financial statements are unaudited and were prepared by management on the same basis as the financial statements included elsewhere herein and, in the opinion of management, include all adjustments necessary to present fairly the information set forth herein.

The Pro Forma Financial Statements do not purport to be indicative of the results of operations that actually would have occurred if the transactions described above had been effected at the dates indicated or to project future results of operations for any period.

                                INTERDENT, INC.

                       PRO FORMA CONDENSED BALANCE SHEET

                               SEPTEMBER 30, 1999

                                                                      SEPTEMBER 30,
                                                        -----------------------------------------
                                                        REPORTED   ADJUSTMENTS             1999
                                                        --------   -----------           --------
Current assets........................................  $ 32,940    $ 168,217 (1)        $ 34,122
                                                                      147,407 (2)
                                                                     (250,316)(5)
                                                                      (64,126)(5)

Property and equipment................................    28,010                           28,010
Intangible assets.....................................   140,495                          140,495
                                                                       (2,159 )(4)
Other assets..........................................    16,126       12,593 (3)(4)       26,560
                                                        --------    ---------            --------

Total assets..........................................  $217,571    $  11,616            $229,187
                                                        ========    =========            ========
Current liabilities...................................  $ 34,818                         $ 34,818
Other liabilities.....................................     3,199                            3,199
Long-term debt, excluding current maturities..........   103,855    $ 160,000 (2)         169,729
                                                                      (94,126)(5)

Redeemable common stock...............................     1,794       (1,794)(5)              --

                                                                       (2,159)(4)
                                                                      168,217 (1)
Shareholders' equity..................................    73,905     (218,522)(5)          21,441
                                                        --------    ---------            --------
Total liabilities, redeemable common and shareholders'
  equity..............................................  $217,571    $  11,616            $229,187
                                                        ========    =========            ========

                                INTERDENT, INC.

                       PRO FORMA STATEMENT OF OPERATIONS

                                                               YEAR ENDED DECEMBER 31, 1998
                                                         -----------------------------------------
                                                         REPORTED   ADJUSTMENTS             1998
                                                         --------   -----------           --------
Dental group net patient service revenue...............  $103,136                         $103,136
Net management fees....................................    30,827                           30,827
Consulting and licensing fees..........................       695                              695
                                                         --------     -------             --------
Net revenues...........................................   134,658          --              134,658

Costs and expenses
  Clinical salaries and benefits.......................    50,894                           50,894
  Practice nonclinical salaries and benefits...........    19,418                           19,418
  Dental supplies and lab expenses.....................    17,267                           17,267
  Practice occupancy expenses..........................     8,884                            8,884
  Practice selling, general and administrative
    expenses...........................................    14,234                           14,234
  Corporate selling, general and administrative
    expenses...........................................     8,613                            8,613
  Corporate restructure and merger costs...............     3,994                            3,994
  Depreciation and amortization........................     5,361                            5,361
                                                         --------     -------             --------
    Total operating expenses...........................   128,665          --              128,665
                                                         --------     -------             --------
    Operating income...................................     5,993          --                5,993
                                                         --------     -------             --------

                                                                        2,219 (3)(4)
Nonoperating income (expense)..........................                (2,754)(6)
  Interest expense, net................................    (2,407)     20,000 (2)          (21,872)
  Other income (expense)...............................       (14)      2,547 (7)           (2,561)
                                                         --------     -------             --------
    Nonoperating (expense), net........................    (2,421)     22,012              (24,433)
                                                         --------     -------             --------
Income (loss) before income taxes......................     3,572      22,012              (18,440)

Provision for income taxes.............................     2,302      (2,252)(8)               50
                                                         --------     -------             --------
Net income (loss)......................................     1,270      19,760              (18,490)
Accretion of redeemable common stock...................       (22)        (22)(9)               --
Dividends on preferred stock...........................                20,002 (1)          (20,002)
                                                         --------     -------             --------
  Net income (loss) attributable to common stock.......  $  1,248     $39,740             $(38,492)
                                                         ========     =======             ========

                                INTERDENT, INC.

                       PRO FORMA STATEMENT OF OPERATIONS

                                                               NINE MONTHS ENDED SEPTEMBER 30,
                                    -------------------------------------------------------------------------------------
                                    REPORTED   ADJUSTMENTS             1999     REPORTED   ADJUSTMENTS             1998
                                    --------   -----------           --------   --------   -----------           --------
Dental group net patient service
  revenue.........................  $134,487                         $134,487   $67,534                          $ 67,534
Net management fees...............    31,798                           31,798    21,069                            21,069
Consulting and licensing fees.....       752                              752       466                               466
                                    --------     -------             --------   -------      -------             --------
Net revenues......................   167,037          --              167,037    89,069           --               89,069

Costs and expenses
  Clinical salaries and
    benefits......................    64,362                           64,362    33,487                            33,487
  Practice nonclinical salaries
    and benefits..................    22,744                           22,744    13,145                            13,145
  Dental supplies and lab
    expenses......................    20,739                           20,739    11,570                            11,570
  Practice occupancy expenses.....    10,091                           10,091     6,007                             6,007
  Practice selling, general and
    administrative expenses.......    17,339                           17,339     9,133                             9,133
  Corporate selling, general and
    administrative expenses.......     8,530                            8,530     6,173                             6,173
  Corporate restructure and merger
    costs.........................     6,130                            6,130        --                                --
  Depreciation and amortization...     6,994                            6,994     3,503                             3,503
                                    --------     -------             --------   -------      -------             --------
    Total operating expenses......   156,929          --              156,929    83,018           --               83,018
                                    --------     -------             --------   -------      -------             --------
    Operating income..............    10,108          --               10,108     6,051           --                6,051
                                    --------     -------             --------   -------      -------             --------

                                                   1,664 (3)(4)                                1,664 (3)(4)
Nonoperating income (expense).....                (4,631)(6)                                  (1,767)(6)
  Interest expense, net...........    (4,619)     15,000 (2)          (16,652)   (1,309)      15,000 (2)          (16,206)
  Other income (expense)..........         1       1,910 (7)           (1,909)      (11)       1,910 (7)           (1,921)
                                    --------     -------             --------   -------      -------             --------
    Nonoperating (expense), net...    (4,618)     13,943              (18,561)   (1,320)      16,807              (18,127)
                                    --------     -------             --------   -------      -------             --------
Income (loss) before income
  taxes...........................     5,490      13,943               (8,453)    4,731       16,807              (12,076)

Provision for income taxes........     1,867      (1,791)(8)               76     1,614       (1,569)(8)               45
                                    --------     -------             --------   -------      -------             --------
Net income (loss).................     3,623      12,152               (8,529)    3,117       15,238              (12,121)
Accretion of redeemable common
  stock...........................        (9)         (9)(9)               --       (15)         (15)(9)               --
Dividends on preferred stock......                14,863 (1)          (14,863)                14,863 (1)          (14,863)
                                    --------     -------             --------   -------      -------             --------
  Net income (loss) attributable
    to common stock...............  $  3,614     $27,006             $(23,292)  $ 3,102      $30,086             $(26,984)
                                    ========     =======             ========   =======      =======             ========

                                INTERDENT, INC.
               NOTES TO PRO FORMA UNAUDITED FINANCIAL STATEMENTS

    The Unaudited Pro Forma Balance Sheet as of September 30, 1999 and Pro Forma Statements of Operations for the nine months ended September 30, 1998 and 1999 and the year ended December 31, 1998 have been prepared by InterDent, Inc. management. The Pro Forma Consolidated Financial Statements are based on certain assumptions and adjustments described below.

    The Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1998 and 1999 and the Pro Forma Statement of Operations for the year ended December 31, 1998 were prepared as if the proposed merger had been completed at January 1, 1998. The Pro Forma Condensed Balance Sheet reflects the merger transaction as if it had occurred as of September 30, 1999. The Pro Forma Statements of Operations and Balance Sheet contain the following assumptions and adjustments (amounts in 000's):

        (1) The sale of the following equity securities to new investors:

           a--Common stock issued for $35,374

           b--Senior preferred stock issued for $72,000 generating dividends at 14% annually, compounded quarterly

           c--Junior preferred stock issued for $67,000 generating dividends at 14% annually

           d--Issuance costs of $6,157 were netted with the proceeds.

       (2) Issuance of $160,000 in subordinated debentures with an interest rate payable of 12.5% annually.
          As further described in notes 3 and 4, issuance costs of $12,593 are netted against the proceeds of debt issued.

        (3) Fees and expenses of $2,100 incurred to secure a senior line of credit for $100,000. Amortization of the fees will occur over 5 years. An annual fee of .75% of the unused balance will be paid. These pro forma financial statements assume that the line of credit will be unused.

        (4) Additional fees and expenses of $16,650 incurred to complete the merger includes the cost of issuing equity and debt. The fees related to the previous debt of $2,159 will be written off, however this expense has not been reflected in the pro forma statements of operations since the charge is non-recurring. Amortization of the new fees will be over 10 years for the subordinated debt. The subordinated debt fees assumed to be capitalized are $10,493.

        (5) The Company purchases existing equity securities for $250,316 which includes the existing common stock, redeemable common stock ($1,794), preferred stock ($12,090), stock options ($6,800), warrants ($1,927), and senior subordinated debt converted to common stock ($30,000) and repays the existing balance in the credit facility ($64,126).

        (6) Elimination of the interest from the existing credit facility and the existing subordinated debenture interest of $1,767, $4,631, and $2,754 for the nine months ended September 30, 1998 and 1999, and the year ended December 31, 1998 respectively.

        (7) An annual management fee will be paid based on 1.6% of debt and equity securities owned by Leonard Green & Partners, CB Capital Investors, LP and Sprout Capital VII and related entities.

        (8) The pro forma provision for income tax reflects the minimum tax for the Company based on losses generated in the periods presented.

        (9) Elimination of accretion of redeemable common stock.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors

Interdent, Inc.

    We have audited the accompanying consolidated balance sheets of Interdent, Inc. and subsidiaries as of December 31, 1997 and 1998 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Dental Care Alliance, Inc. and subsidiaries, which financial statements reflect total assets constituting 39% and 25% as of December 31, 1997 and 1998, respectively, and total revenues constituting 10%, 15% and 22% for each of the years in the three-year period ended December 31, 1998, respectively, of the related consolidated totals. Those financial statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Dental Care
Alliance, Inc. and subsidiaries, is based solely on the report of the other auditors. Separate financial statements of Gentle Dental Service Corporation and subsidiaries also included in the 1996 consolidated financial statements were audited by other auditors whose report dated February 28, 1997, expressed an unqualified opinion on those financial statements. The contribution of Gentle Dental Service Corporation and subsidiaries to total revenues and net loss amounted to 66% and 66% of the respective totals for 1996.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

    In our opinion, based on our audits and the reports of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Interdent, Inc. and subsidiaries as of December 31, 1997 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

Orange County, California

May 27, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Gentle Dental Service Corporation:

    In our opinion, the statements of operations, of redeemable common stock and nonredeemable shareholders' equity and of cash flows, not presented separately herein, present fairly, in all material respects, the results of operations of Gentle Dental Service Corporation and its cash flows for the year ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above. As disclosed in Note 10 to the financial statements, the Company has certain related party transactions.

/s/ PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
February 28, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Dental Care Alliance, Inc.

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Dental Care Alliance, Inc. (the "Company") successor to Golden Care Holdings, Inc. and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 25, 1999

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1998

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                1997       1998
                                                              --------   --------
                                 ASSETS (NOTE 7)
Current assets:
  Cash and cash equivalents.................................  $20,670    $  8,244
  Accounts receivable, net of allowances of $4,159 and
    $6,855 in 1997 and 1998, respectively...................    6,395      10,616
  Management fee receivables................................    2,645       4,536
  Current portion of notes and advances receivable from
    professional associations, net..........................      567       1,157
  Supplies inventory........................................    1,238       2,887
  Prepaid expenses and other current assets.................    1,851       3,164
                                                              -------    --------
      Total current assets..................................   33,366      30,604
Property and equipment, net (note 4)........................   11,207      21,379
Intangible assets, net (note 5).............................   27,584     105,111
Notes and advances receivable from professional
  associations, net of current portion......................      314       4,062
Other assets................................................      501       3,978
                                                              -------    --------
      Total assets..........................................  $72,972    $165,134
                                                              =======    ========
                         LIABILITIES, REDEEMABLE COMMON
                         STOCK AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................  $ 3,090    $  4,223
  Accrued payroll and payroll related costs.................    2,149       4,862
  Other current liabilities (note 6)........................    4,690      10,809
  Current portion of long-term debt and capital lease
    obligations (notes 7 and 14)............................      846       4,001
                                                              -------    --------
      Total current liabilities.............................   10,775      23,895
Long-term liabilities:
  Obligations under capital lease, net of current portion
    (note 14)...............................................      833       1,243
  Long-term debt, net of current portion (note 7)...........   14,407      35,854
  Convertible senior subordinated debt......................       --      30,000
  Deferred income taxes.....................................      773       2,914
  Other long-term liabilities...............................      115         136
                                                              -------    --------
      Total long-term liabilities...........................   16,128      70,147
                                                              -------    --------
      Total liabilities.....................................   26,903      94,042
                                                              =======    ========

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                    CONSOLIDATED BALANCE SHEETS (CONTINUED)

                           DECEMBER 31, 1997 AND 1998

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                1997       1998
                                                              --------   --------
Redeemable common stock, no par value, 183,686 and 180,712
  shares issued and outstanding in 1997 and 1998,
  respectively (note 9).....................................  $ 2,130    $  2,102
Shareholders' equity (notes 8 and 10):
  Preferred stock, 30,000,000 shares authorized:
    Preferred stock--Series A, no par value, 100 shares
      authorized; zero and 100 shares issued and outstanding
      in 1997 and 1998, respectively........................       --           1
    Convertible preferred stock--Series B, no par value,
      70,000 shares authorized, zero shares issued and
      outstanding in 1997 and 1998, respectively............       --          --
    Preferred stock--Series C, no par value, 100 shares
      authorized; zero and 100 shares issued and outstanding
      in 1997 and 1998, respectively........................       --          --
    Convertible preferred stock--Series D, no par value,
      2,000,000 shares authorized; zero and 1,628,663 shares
      issued and outstanding in 1997 and 1998,
      respectively..........................................       --      12,089
  Common stock, $0.001 par value, 50,000,000 authorized,
    19,183,540 and 20,584,416 shares issued and outstanding
    in 1997 and 1998, respectively..........................       19          21
  Additional paid-in capital................................   49,399      61,129
  Shareholder notes receivable..............................     (577)       (596)
  Accumulated deficit.......................................   (4,902)     (3,654)
                                                              -------    --------
      Total shareholders' equity............................   43,939      68,990
Commitments and contingencies (notes 3 and 14)
                                                              -------    --------
      Total liabilities, redeemable common stock and
        shareholders' equity................................  $72,972    $165,134
                                                              =======    ========

          See accompanying notes to consolidated financial statements.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                1996       1997       1998
                                                              --------   --------   --------
Dental practice net patient service revenue.................  $ 3,701    $29,327    $103,136
Net management fees.........................................   12,002     21,664      30,827
Licensing and other fees....................................      348        291         695
                                                              -------    -------    --------
      Total revenues........................................   16,051     51,282     134,658
                                                              -------    -------    --------
Costs and expenses:
  Clinical salaries and benefits and provider costs.........    1,605     14,712      50,894
  Practice nonclinical salaries and benefits................    4,391      9,683      19,418
  Dental supplies and lab expenses..........................    3,008      7,892      17,267
  Practice occupancy expenses...............................    1,670      4,525       8,884
  Practice selling, general and administrative expenses.....    1,900      6,178      14,234
  Corporate selling, general and administrative expenses....    3,779      6,592       8,613
  Corporate restructure and merger costs....................       --      1,809       3,994
  Depreciation and amortization.............................    1,019      2,001       5,361
                                                              -------    -------    --------
      Total operating expenses..............................   17,372     53,392     128,665
                                                              -------    -------    --------
      Operating income (loss)...............................   (1,321)    (2,110)      5,993
                                                              -------    -------    --------
Nonoperating expense:
  Interest expense, net.....................................     (728)      (390)     (2,407)
  Other expense, net........................................      (55)       (74)        (14)
                                                              -------    -------    --------
      Nonoperating expense, net.............................     (783)      (464)     (2,421)
                                                              -------    -------    --------
Income (loss) before income taxes...........................   (2,104)    (2,574)      3,572
Provision (benefit) for income taxes........................     (619)       187       2,302
                                                              -------    -------    --------
      Net income (loss).....................................   (1,485)    (2,761)      1,270
Dividends on redeemable convertible preferred stock.........     (246)    (1,032)         --
Accretion of redeemable common stock........................     (282)       (34)        (22)
                                                              -------    -------    --------
      Net income (loss) attributable to common stock........  $(2,013)   $(3,827)   $  1,248
                                                              =======    =======    ========
Net income (loss) per share attributable to common stock:
  Basic.....................................................  $ (0.25)   $ (0.31)   $   0.06
  Diluted...................................................    (0.25)     (0.31)       0.06
                                                              =======    =======    ========

          See accompanying notes to consolidated financial statements.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

                                 (IN THOUSANDS)

                                                                   ADDITIONAL   SHAREHOLDER   RETAINED
                                            PREFERRED    COMMON     PAID-IN        NOTES      EARNINGS
                                              STOCK      STOCK      CAPITAL     RECEIVABLE    (DEFICIT)    TOTAL
                                            ---------   --------   ----------   -----------   ---------   --------
Balance, December 31, 1995................     $--       $    8      $ 3,219       $  (40)    $    922    $ 4,109
Reclassification of members capital upon
  C-Corporation election..................      --           --          175           --         (175)        --
Redeemable convertible preferred stock--
  Series B initial issuance and issuance
  costs...................................      --           --       (1,266)          --           --     (1,266)
Convertible preferred stock--Series A
  issued for acquisitions.................       1           --          295           --           --        296
Convertible preferred stock--Series C
  issued for acquisitions.................       1           --        1,733           --           --      1,734
Common stock issued in connection with:
  Acquisitions............................      --           --           99           --           --         99
  Other...................................      --           --          332           --           --        332
  Exchange for shareholder notes
    receivable............................      --           --          137         (136)          --          1
  Stock warrants issued related to debt
    financing.............................      --            1          309           --           --        310
  Common stock and options granted to
    nonemployees..........................      --           --           77           --           --         77
Accretion of redeemable common stock......      --           --         (191)          --          (91)      (282)
Payments on shareholder notes
  receivable..............................      --           --           --           40           --         40
Dividends on redeemable convertible
  preferred stock.........................      --           --           --           --         (246)      (246)
Net loss..................................      --           --           --           --       (1,485)    (1,485)
                                               ---       ------      -------       ------     --------    -------
Balance, December 31, 1996................     $ 2       $    9      $ 4,919       $ (136)    $ (1,075)   $ 3,719
                                               ===       ======      =======       ======     ========    =======

                                INTERDENT, INC.
                                AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

                                 (IN THOUSANDS)

                                                                 ADDITIONAL   SHAREHOLDER
                                          PREFERRED    COMMON     PAID-IN        NOTES      ACCUMULATED
                                            STOCK      STOCK      CAPITAL     RECEIVABLE      DEFICIT      TOTAL
                                          ---------   --------   ----------   -----------   -----------   --------
Convertible preferred stock--Series C
  issued for acquisitions...............     $--      $    --      $ 1,156       $   --       $    --     $ 1,156
Common stock issued in connection
  with:.................................      --           --           --           --            --          --
  Acquisitions..........................      --           --          475           --            --         475
  Initial public offerings, net of
    issuance costs......................      --            5       27,307           --            --      27,312
  Other.................................      --            1          676           --            --         677
  Stock subscription receivable.........      --           --           --         (273)           --        (273)
  Employee purchase plan................      --           --           17           --            --          17
  Pursuant to options for shareholder
    notes receivable....................      --           --          151         (150)           --           1
  Exercise of stock options.............      --           --          520           --            --         520
Stock options granted to nonemployees...      --           --           56           --            --          56
Conversion of convertible preferred
  stock--Series A, B and C into common
  stock.................................      (2)           3       12,173           --            --      12,174
Adjustment to redemption value of
  mandatorily redeemable preferred
  stock.................................      --           --           --           --           (11)        (11)
Conversion of mandatorily redeemable
  preferred stock.......................      --            1        1,784           --            11       1,796
Accrued dividends on mandatorily
  redeemable preferred stock............      --           --           --           --        (1,032)     (1,032)
Accretion of redeemable common stock....      --           --           --           --           (34)        (34)
Elimination of put rights on common
  stock.................................      --           --         (191)          --            --        (191)
Interest accrued on shareholder notes
  receivable............................      --           --           --          (18)           --         (18)
Value of shares to be issued under
  earn-outs.............................      --           --          356           --            --         356
Net loss................................      --           --           --           --        (2,761)     (2,761)
                                             ---      -------      -------       ------       -------     -------
Balance, December 31, 1997..............     $--      $    19      $49,399       $ (577)      $(4,902)    $43,939
                                             ===      =======      =======       ======       =======     =======

                                INTERDENT, INC.
                                AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

                                 (IN THOUSANDS)

                                                                 ADDITIONAL   SHAREHOLDER
                                          PREFERRED    COMMON     PAID-IN        NOTES      ACCUMULATED
                                            STOCK      STOCK      CAPITAL     RECEIVABLE      DEFICIT      TOTAL
                                          ---------   --------   ----------   -----------   -----------   --------
Preferred stock--Series A issued for
  private placement.....................   $     1    $    --      $    --       $  --        $    --     $     1
Convertible preferred stock--Series D
  issued for private placement, net of
  issuance costs........................    12,089         --           --          --             --      12,089
Common stock issued in connection with:
  Acquisitions..........................        --          2       10,495          --             --      10,497
  Employee purchase plan................        --         --          172          --             --         172
Exercise of stock options...............        --         --          126          --             --         126
Stock options granted to nonemployees...        --         --          196          --             --         196
Accretion of redeemable common stock....        --         --           --          --            (22)        (22)
Interest accrued on shareholder notes
  receivable............................        --         --           --         (19)            --         (19)
Issuance of common stock warrants for
  financing.............................        --         --           92          --             --          92
Value of shares to be issued under
  earn-outs.............................        --         --          649          --             --         649
Net income..............................        --         --           --          --          1,270       1,270
                                           -------    -------      -------       -----        -------     -------
Balance, December 31, 1998..............   $12,090    $    21      $61,129       $(596)       $(3,654)    $68,990
                                           =======    =======      =======       =====        =======     =======

          See accompanying notes to consolidated financial statements.

                                INTERDENT, INC.

                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

                                 (IN THOUSANDS)

                                                                 1996       1997       1998
                                                               --------   --------   --------
Cash flows from operating activities:
  Net income (loss).........................................   $(1,485)   $ (2,761)  $  1,270
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization...........................     1,019       2,001      5,361
    Loss on disposal of assets..............................        63          31          4
    Loss on investment in joint venture.....................        95         135          4
    Non-employee stock options granted and stock issued for
      fees and compensation.................................        77          56         59
    Interest accrued on shareholder notes receivable........        --         (18)       (19)
    Amortization of deferred financing costs................       242          25        204
    Deferred income taxes...................................      (146)         91        169
  Changes in assets and liabilities, net of effects of
    acquisitions:
    Accounts receivable, net................................    (1,144)         (6)      (614)
    Management fee receivable from Professional
      Associations..........................................      (916)     (1,138)    (3,610)
    Supplies inventory......................................        63        (399)      (335)
    Prepaid expenses and other current assets...............        52      (1,155)      (661)
    Other assets............................................      (161)        266       (922)
    Accounts payable........................................       803         354       (800)
    Accrued payroll and payroll related costs...............     1,253         423        539
    Other liabilities.......................................        74       1,699      1,686
                                                               -------    --------   --------
      Net cash provided by (used in) operating activities...      (111)       (396)     2,335
                                                               -------    --------   --------
Cash flows from investing activities:
  Purchase of property and equipment........................   $  (877)   $ (3,413)  $ (8,348)
  Net payments received (advances) on notes receivable from
    Professional Associations...............................         3        (370)      (336)
  Cash paid for investment in joint venture.................       (82)         --         --
  Advances to Professional Associations.....................       (17)       (467)    (3,860)
  Cash paid for acquisitions, including directs costs, net
    of cash acquired........................................    (7,754)    (10,729)   (62,959)
                                                               -------    --------   --------
      Net cash used in investing activities.................    (8,727)    (14,979)   (75,503)
Cash flows from financing activities:
  Net proceeds (payments) on short-term borrowings..........     1,048      (2,097)        --
  Net borrowings from credit facilities.....................        --      10,000     19,874
  Proceeds from issuance of long-term debt..................       584         327     31,545
  Payments of long-term debt and obligations under capital
    leases..................................................    (1,298)     (3,617)    (1,319)
  Payments of deferred financing costs......................      (150)        (30)    (1,784)
  Proceeds from issuance of common and preferred stock......    11,946      28,490     15,265
  Common and preferred stock issuance costs.................      (500)       (918)    (2,818)
  Payments on shareholder notes receivable..................        40          --         --
  Exercise of put rights....................................       (90)       (103)       (50)
  Exercise of options.......................................        --         520         29
                                                               -------    --------   --------
      Net cash provided by financing activities.............    11,580      32,572     60,742
                                                               -------    --------   --------
      Increase (decrease) in cash and cash equivalents......     2,742      17,197    (12,426)
Cash and cash equivalents, beginning of year................       731       3,473     20,670
                                                               -------    --------   --------
Cash and cash equivalents, end of year......................   $ 3,473    $ 20,670   $  8,244
                                                               =======    ========   ========

                                INTERDENT, INC.

                                AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

                                 (IN THOUSANDS)

                                                                 1996       1997       1998
                                                               --------   --------   --------
Supplemental disclosures of cash flow information:
  Cash paid (received) during period:
    Interest................................................   $   503    $    654   $  2,567
    Income taxes............................................      (159)        128      1,899
Non cash transactions:
  Purchase of property and equipment under capital leases...       825         278         --
  Issuance of shareholder notes receivable..................       136         150         --
  Interest accrued on shareholders notes receivable.........        --          18         19
  Accretion of redeemable common stock......................       282          34         22
  Issuance of common stock to founders and to purchase the
    predecessor companies...................................       530          --         --
  Issuance of redeemable convertible preferred stock--Series
    B to investment bankers for services....................       314          --         --
  Conversion of convertible preferred stock Series, A, B,
    and C into shares of common stock.......................        --      12,714         --
  Conversion of mandatorily redeemable preferred stock into
    shares of common stock..................................        --       1,796         --
  Warrants issued in connection with public and private
    offerings...............................................        --         150         92
  Effect of acquisition:
    Liabilities assumed or issued...........................     2,921       8,887     16,353
    Common and convertible preferred stock and warrants
      issued................................................     2,725       1,635     10,496
    Value of shares to be issued under earn-out
      agreements............................................        --         356        649
  Elimination of put rights on common stock.................        --         191         --
  Elimination of minority interest..........................        19          --         --
                                                               =======    ========   ========

          See accompanying notes to consolidated financial statements.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(1) ORGANIZATION

    InterDent, Inc. ("InterDent" or the "Company"), incorporated on October 13, 1998, is a Delaware corporation headquartered in El Segundo, California. The Company is one of the largest providers of dental practice management services to multi-specialty dental professional corporations and associations ("PAs") in the United States. Each PA employs and directs the professional dental staff and provides all of the clinical services to the patients. The Company provides management services to dental practices in selected markets in California, Florida, Georgia, Hawaii, Idaho, Indiana, Michigan, Nevada, Oregon, Pennsylvania and Washington.

    As part of a delivery network of multi-specialty dental care, the Company provides management services to affiliated PAs under long-term management service agreements. Under the terms of the management service agreements, the Company bills and collects patient receivables and provides all administrative support services to the PAs. The dentists employed through the Company's network of affiliated dental practices provide comprehensive general dentistry services and offer specialty dental services, which include orthodontics, periodontics, endodontics, pedodontics, prosthodontics, oral surgery and oral pathology. The Company's practice management services facilitate the delivery of convenient, high quality, comprehensive and affordable dental care to patients in a comfortable environment. The Company seeks to build geographically dense dental practice networks in selected markets through a combination of affiliating with existing dental practices and/or selectively developing new offices.

(2) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

    On March 12, 1999, Gentle Dental Service Corporation ("GDSC") and Dental Care Alliance, Inc. ("DCA") completed mergers in which each entity became a wholly owned subsidiary of InterDent, Inc. a newly formed corporation. These consolidated financial statements have been prepared following the pooling-of-interest method of accounting and reflect the combined financial position and operating results of GDSC and DCA (and certain PAs as discussed below) for all periods presented.

    The Emerging Issues Task Force ("EITF") of the Financial Accounting Standards Board reached a consensus on the accounting for transactions between physician practice management companies and physician practices and the financial reporting of such entities (EITF issue number 97-2). For financial reporting purposes, EITF 97-2 mandates the consolidation of physician practice activities with the practice management company when certain conditions have been met, even though the practice management company does not have an equity investment in the physician practice. The accompanying financial statements are prepared in conformity with the consensus reached in EITF 97-2. All significant intercompany transactions and accounts have been eliminated.

    Corporate practice of medicine laws in the states in which Interdent currently operates prohibit it from owning dental practices. In response to these laws the Company has executed management services agreements ("MSAs") with various PAs. Under those circumstances where the MSAs meet the criteria for consolidation as outlined in EITF 97-2, all the accounts of those Pas are included in the accompanying consolidated financial statements. Accordingly, the consolidated statements of operations include the net patient revenues and related expenses of these PAs.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(2) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    In instances where the MSAs have not met the criteria for consolidation, the Company does not consolidate the accounts of the PAs. Accordingly, the consolidated statements of operations exclude the net patient revenues and expenses of these PAs. Rather, the consolidated statements of operations include only the Company's net management fee revenues generated from those MSAs and the Company's expenses associated with those MSAs.

DEPENDENCE ON PAS

    The Company receives fees for services provided to the PAs under MSAs but does not employ dentists or control the practices of the dentists employed by the PAs. The Company's revenue is dependent on revenue generated by the PAs and, therefore, effective and continued performance of the managed dental offices during the term of the MSAs is essential to the Company's long-term success.

NET REVENUES

    Revenues consist primarily of PA net patient service revenue ("net patient revenue") and Company net management fees. Net patient revenue represents the consolidated revenue of the PAs reported at the estimated net realizable amounts from patients, third party payors and others for services rendered, net of contractual adjustments. Net management fees represent amounts charged to the unconsolidated PAs on an agreed-upon percentage of the PAs net patient service revenue under MSAs, net of provisions for contractual adjustments and doubtful accounts.

CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

    Accounts receivable principally represent receivables from patients and insurance carriers for dental services provided by the related PAs and are recorded net of contractual adjustments and allowance for doubtful accounts. Contractual allowances, included as a reduction of net receivables, represent an estimate of the difference between the amount billed by the Company and the amount which the patient, third party payor or others are contractually obligated to pay the Company. A provision for doubtful accounts is provided based upon expected collections and is included in practice selling, general and administrative expenses.

RECEIVABLES FROM PAS

    Management fee receivable represents amounts owed to the Company from unconsolidated PAs related to revenue recorded in accordance with their MSAs and is recorded based upon the net realizable value of patient accounts receivables of the PAs. The Company reviews the collectibility of the patient accounts receivables of the PAs and adjusts its management fee receivable accordingly.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(2) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Advances consist primarily of receivables from PAs due in connection with working capital advances made to certain unconsolidated PAs. The Company reviews the collectibility of its receivables related to advances to PAs. This review is based upon the cash flow of the PAs, and the fair market value of the collateral of the assets of the PAs. Commencing August 1997, under terms of note agreements such advances are repayable under terms calling for interest at 8 1/2%, adjusted for any changes in the Company's borrowing rate, and are due on demand. All advances and payables between PAs and the Company under common ownership have a right of offset included in the agreement. The Company has established a reserve for these advances of $86 and $149 as of December 31, 1997 and 1998, respectively. Notes receivable from PAs relate to financing of certain medical and non-medical capital additions made by certain unconsolidated PAs. Notes receivables from PAs generally have terms of 2 to 10 years, bearing interest with rates between 8 1/2% and 18 1/2%, and are secured by the assets of the PAs and personally guaranteed by the PA owners.

    Advance and note amounts to be collected within the next year are classified as current assets in the accompanying consolidated balance sheets.

SUPPLIES

    Supplies consist primarily of disposable dental supplies and instruments stored at the clinics. Supplies are stated at the lower of cost (first-in, first-out basis) or market (net realizable value).

PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost, net of accumulated depreciation and amortization. Expenditures for maintenance and repairs are charged to expense as incurred and expenditures for additions and improvements are capitalized.

    Equipment held under capital leases is stated at the present value of minimum lease payments at the inception of the lease. Leasehold improvements are amortized over their estimated useful life or the remaining lease period, whichever is less. Depreciation of property and equipment is recorded using the straight-line method over the shorter of the related lease term or the estimated useful lives, which are as follows:

                                                              RANGE OF LIVES
                                                                (IN YEARS)
                                                              --------------
Dental equipment............................................       3-15
Computer equipment..........................................          3
Furniture, fixtures, & equipment............................       3-15
Leasehold improvements......................................       3-20
Vehicles....................................................          5
Buildings...................................................         25

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(2) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE ASSETS

    Intangible assets result primarily from the excess of cost over the fair value of net tangible assets purchased. Such intangibles relate primarily to noncompetition covenants, MSAs, and goodwill associated with dental practice acquisitions. Intangibles relating to MSAs consist of the costs of purchasing the rights to provide management support services to PAs over the initial noncancelable terms of the related agreements, usually 25 to 40 years. Under these agreements, the PAs have agreed to provide dental services on an exclusive basis only through facilities provided by the Company, which is the exclusive administrator of all non-dental aspects of the acquired PAs, providing facilities, equipment, support staffing, management and other ancillary services. The agreements are noncancelable except for performance defaults.

    Intangible assets are amortized on the straight-line method, ranging from 5 years for other intangibles to 25 years for MSAs and goodwill.

LONG-LIVED ASSETS

    The Company reviews its asset balances for impairment at the end of each quarter or more frequently when events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. To perform that review, the Company estimates the sum of expected future undiscounted net cash flows from assets. If the estimated net cash flows are less than the carrying amount of the asset, the Company recognizes an impairment loss in an amount necessary to write-down the asset to a fair value as determined from expected future discounted cash flows. No write-down of assets was recorded for the years ended December 31, 1996, 1997 and 1998.

FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

    The Company estimates the fair value of its monetary assets and liabilities based upon the existing interest rates related to such assets and liabilities, redeemable common stock compared to current market rates of interest for instruments with a similar nature and degree of risk. The Company estimates that the carrying value of all of its monetary assets and liabilities approximates fair value as of December 31, 1997 and 1998.

USE OF ESTIMATES

    In preparing the financial statements conforming to Generally Accepted Accounting Principals ("GAAP"), we have made estimates and assumptions that affect the following:

    - Reported amounts of assets and liabilities at the date of the financial statements;

    - Disclosure of contingent assets and liabilities at the date of the financial statements; and

    - Reported amounts of revenues and expenses during the period.

Actual results could differ from those estimates.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(2) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NET INCOME (LOSS) PER SHARE

    The Company utilizes Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS 128"). In accordance with SFAS 128, the Company presents "basic" earnings per share, which is net income divided by the average weighted common shares outstanding during period, and "diluted" earnings per share, which considers the impact of common share equivalents. Dilutive potential common shares represent shares issuable using the treasury stock method. Dilutive potential common shares comprising convertible preferred stock, convertible subordinated debt, contingent shares, and the exercise of certain options, warrants, and put rights have been excluded from the computation of diluted loss per share for the years ended December 31, 1996 and 1997 as their effect is anti-dilutive. Such excluded issuable shares were 131,033 and 589,242, respectively, for the years ended December 31, 1996 and 1997.

    The following table summarizes the computation of earnings (loss) per share:

                                                            1996         1997          1998
                                                         ----------   -----------   -----------
Net income (loss) attributable to common stock--basic
  and diluted..........................................  $   (2,013)  $    (3,827)  $     1,248
                                                         ==========   ===========   ===========
Basic shares reconciliation:
  Weighted average common shares outstanding...........   8,101,573    12,258,393    20,087,462
  Contingently repurchaseable common shares............          --            --      (570,890)
                                                         ----------   -----------   -----------
    Basic shares.......................................   8,101,573    12,258,393    19,516,572
                                                         ----------   -----------   -----------
  Convertible preferred stock..........................          --            --     1,023,159
  Warrants.............................................          --            --       108,888
  Put rights...........................................          --            --        64,862
  Contingent shares....................................          --            --        68,329
  Assumed conversion of options........................          --            --       440,425
                                                         ----------   -----------   -----------
    Diluted shares.....................................   8,101,573    12,258,393    21,222,235
                                                         ----------   -----------   -----------
Net income (loss) attributable to common stock:
    Basic..............................................  $    (0.25)  $     (0.31)  $      0.06
    Diluted............................................       (0.25)        (0.31)         0.06
                                                         ==========   ===========   ===========

COMPREHENSIVE INCOME

    The Company adopted the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, Reporting Comprehensive income ("SFAS 130"). SFAS 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains, and losses). The adoption of SFAS 130 did not have an effect on the Company's financial position or results of operations as the Company does not have components of other comprehensive income.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(2) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

    Income taxes are accounted for under the asset and liability method in accordance with Statement of Financial and Accounting Standards No. 109, Accounting for Income Taxes ("SFAS No. 109"). Upon its incorporation on
October 23, 1996, DCA, a wholly owned subsidiary of InterDent, Inc. terminated its predecessor status as a Limited Liability Corporation and became subject to income taxes.

STOCK-BASED COMPENSATION

    In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123"). Under SFAS 123, the Company may elect to recognize stock-based compensation expense based on the fair value of the awards or continue to account for stock-based compensation under Accounting Principles Board Opinion No. 25 ("APB 25"), Accounting for Stock Issued to Employees, and disclose in the notes to the financial statements the effects of SFAS 123 as if the recognition provisions were adopted. The Company has elected to account for stock-based compensation under APB 25.

SEGMENT REPORTING

    The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS" 131"). SFAS 131 supersedes SFAS 14, Financial Reporting for Segments of a Business Enterprise, replacing the "industry segment" approach with the "management" approach. The management approach designates the internal reporting that is used by management for making operating decisions and assessing the performance as the source of the Company's reportable segments. The adoption of SFAS 131 did not have an impact for the reporting and display of segment information as each of the affiliated dental practices are considered to have similar economic characteristics, as defined in the pronouncement, and therefore are aggregated.

(3) BUSINESS COMBINATIONS, DENTAL PRACTICE AFFILIATIONS AND ACQUISITIONS

BUSINESS COMBINATIONS

    On March 12, 1999, the Company completed mergers with GDSC and DCA through the exchange of 1 share for each share of GDSC common stock and 1.67 shares for each share of DCA common stock. In the completed combination, GDSC and DCA each became a wholly-owned subsidiary of the Company. See note 15. The mergers have been accounted for using the pooling-of-interests method of accounting. Accordingly, the historical financial statements for the periods prior to the completion of the combination have been restated as though the companies had been combined. The restated financial statements have been adjusted to conform the lives in computing depreciation of equipment and amortization of intangible

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(3) BUSINESS COMBINATIONS, DENTAL PRACTICE AFFILIATIONS AND ACQUISITIONS (CONTINUED)

assets. The related adjustments were not material to the financial statements. The results of operations of GDSC and DCA for 1997 through the date of the merger are as follows:

                                                    1996       1997       1998
                                                  --------   --------   --------
Dental practice net patient
  service revenue:
  GDSC..........................................  $ 3,701    $29,327    $103,136
  DCA...........................................       --         --          --
                                                  -------    -------    --------
    Total.......................................  $ 3,701    $29,327    $103,136
                                                  =======    =======    ========
Net management fees:
  GDSC..........................................  $10,712    $14,076    $  2,186
  DCA...........................................    1,290      7,588      28,641
                                                  -------    -------    --------
    Total.......................................  $12,002    $21,664    $ 30,827
                                                  =======    =======    ========
Consulting and licensing fees:
  GDSC..........................................  $    --    $    --    $     --
  DCA...........................................      348        291         695
                                                  -------    -------    --------
    Total.......................................      348        291         695
                                                  =======    =======    ========
Net income loss:
  GDSC..........................................  $(1,687)   $(3,187)   $ (1,800)
  DCA...........................................      202        420       3,098
  Adjustments to conform accounting methods.....       --          6         (28)
                                                  -------    -------    --------
    Total.......................................  $(1,485)   $(2,761)   $  1,270
                                                  =======    =======    ========

In connection with the mergers, the Company recorded direct merger expenses of $2,241 in the fourth quarter of 1998. These expenses consist primarily of accounting, legal and other advisory fees. Also, the Company recorded a restructuring charge in 1998 of $1,590 relating to severance packages. The Company anticipates additional merger and restructure charges to be incurred throughout 1999.

    On November 4, 1997, GMS Dental Group, Inc. merged into GDSC. In connection with the merger transaction, all of the issued and outstanding shares of GMS common stock were converted into 4,548,161 shares of common stock of GDSC. The merger has been accounted for as a pooling of interest.

    As a result of the merger, GDSC recorded direct merger expenses of $677. These expenses consist primarily of accounting, legal and other advisory fees. Also, GDSC recorded a restructuring charge of $1,295, of which $1,132 was recorded in 1997 while an additional $163 was recorded when incurred in 1998. The charge included $289 for employee related costs, $311 for facility consolidation and related leasehold and fixed asset write-offs and $695 for the redirection of certain duplicative operations and programs and other costs. These charges were substantially completed in 1998 as the remaining obligation related to the

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(3) BUSINESS COMBINATIONS, DENTAL PRACTICE AFFILIATIONS AND ACQUISITIONS (CONTINUED)

restructuring charges was approximately $130 at December 31, 1998 and included in other current liabilities in the accompanying financial statements.

DENTAL PRACTICE AFFILIATIONS AND ACQUISITIONS

    During 1997, the Company entered into 11 MSAs representing 11 office locations. The MSAs have not met the EITF consolidation requirements. Accordingly, the consolidated statements of operations exclude the net patient revenues and expenses of the PAs associated with these MSAs. Rather, the consolidated statements of operations include only the management fees revenues from those MSAs and the Company's expense associated with those MSAs.

    In 1997, the Company also acquired substantially all of the assets of 15 dental office locations, including cash, accounts receivable, supplies and fixed assets and entered into MSAs with the PAs that met the EITF consolidation requirements. Accordingly, the consolidated statements of operations include the net patient revenues and related expenses of the PAs.

    On December 29, 1997, the Company acquired all of the outstanding capital stock of Marketplace Dental, Inc., a Florida corporation ("Marketplace"), pursuant to the merger (the "Merger") of Marketplace with and into Dental Care Alliance of Florida, Inc. ("DCA Florida"), a wholly-owned subsidiary of the Company. DCA Florida ("DCA") was the surviving corporation in the Merger. Marketplace was a dental practice management company, which managed six dental practices in Palm Beach County. Pursuant to the Merger DCA acquired all of the assets and assumed certain liabilities of Marketplace. Such assets consisted primarily of non-dental assets (including dental equipment) and management agreements. Pursuant to the Merger, all shares of Marketplace common stock were converted into the right to receive, in the aggregate 133,600 shares of unregistered common stock of the Company and an amount in cash of approximately $500, which is included other current liabilities. Approximately $1,760 of the purchase price has been allocated to intangible assets.

    The total price for the fair value of the assets acquired, including intangible assets was $21,251. Approximately $11,187 of the purchase price has been allocated to intangible assets. The total purchase consideration included $10,729 in cash, $1,635 in nonredeemable preferred and common stock, warrants, and $8,827 in liabilities issued or assumed. Additional shares may be issued for future earnouts based upon the financial performance of the PAs.

    The Company and its related Washington and Oregon PAs entered into asset purchase and management service agreements (collectively, the "Agreements") on January 1, 1998. The new Agreement meet the criteria for consolidation of the PA accounts with the Company for financial reporting purposes.

    Under the terms of the Agreements, the Company acquired all of the fixed assets and assumed certain liabilities of the PAs. In exchange, the Company paid consideration of $1,674 in addition to the assumption of certain liabilities, which was offset by the Company's $1,674 receivable from the PAs. In addition, the Company will pay $575 in cash over 18 equal monthly installments and may pay future consideration, to be determined upon the achievement of certain financial results, as described in the Agreements.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(3) BUSINESS COMBINATIONS, DENTAL PRACTICE AFFILIATIONS AND ACQUISITIONS (CONTINUED)

    During 1998, the Company entered into twenty-one MSAs representing 44 office locations. The MSAs have not met the EITF consolidation requirements. Accordingly, the consolidated statements of operations exclude the net patient revenues and expenses of the PAs associated with these MSAs. Rather, the consolidated statements of operations include only the management fees revenues from those MSAs and the Company's expense associated with those MSAs.

    The Company also acquired substantially all of the assets of 41 dental office locations, including cash, accounts receivable, supplies and fixed assets and entered into MSAs with the PAs that met the EITF consolidation requirements. Accordingly, the consolidated statements of operations include the net patient revenues and related expenses of these. Additionally, the Company acquired all of the outstanding capital stock of the following entities:

    - Capitol Dental Care, Inc., ("CDC") an Oregon corporation. CDC provides capitated dental services under the Oregon Health Plan pursuant to a contract with the State of Oregon Office of Medical Assistance Programs.

    - Managed Dental Care of Oregon, Inc., ("MDCO"). MDCO is a dental care entity that contracts with the Oregon Health Plan pursuant to a contract with the State of Oregon Office of Medical Assistance Programs.

    - Dedicated Dental Systems, Inc. ("Dedicated Dental"), a Bakersfield, California company. Dedicated Dental owns and operates 11 staff model dental offices pursuant to a license granted under the California Knox-Keene Health Care Service Plan Act of 1975.

    - Dental One Associates, Inc., a Georgia corporation ("Dental One").

    The aggregate dental practice acquisition purchase price recorded by the Company during the year ended December 31, 1998, representing the fair value of the assets acquired in the above affiliations and earnout consideration accrued or paid for transactions completed in current and prior periods was $90,457. Approximately $80,837 of the purchase price has been allocated to intangible assets. The total purchase consideration included $62,959 in cash, $10,496 in common stock issued (1,264,361 shares), and $16,353 in liabilities incurred and assumed. Additionally, an aggregate value of $649 shares have been earned under earn-out agreements and additional amounts may be earned under earn-out agreements.

    In connection with certain completed affiliation transactions, the Company has agreed to pay to the seller's possible future consideration in the form of cash and Company capital stock. The amount of future consideration payable by the Company under earn-outs is generally computed based upon financial performance of the affiliated dental practices during certain specified periods. The Company accrues for earn-out payments with respect to prior practice acquisitions when such amounts are probable and reasonably estimable.

    As of December 31, 1998, the Company had accrued $3,985 for future earnout payments, of which $1,005 is included in additional paid-in capital for anticipated stock issuances while the remaining accrual for anticipated cash payments is included in other current liabilities. For those acquisitions with earn-out

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(3) BUSINESS COMBINATIONS, DENTAL PRACTICE AFFILIATIONS AND ACQUISITIONS (CONTINUED)

provisions, the Company estimates the total maximum earn-out that could be paid, including amounts already accrued, is between $20 and $27 million from January 1999 to December 2002, of which the majority is expected to be paid in cash. In future years, such additional earn-out consideration could result in additional amortization of $800 to $1,080 annually.

    The above transactions have been accounted for using the purchase method of accounting. The excess of the total purchase price over the fair value of the net tangible and identifiable intangible assets acquired are being amortized over the lesser of the term of the related management service agreements or 25 years using the straight-line method. The results of operations for these practices have been included in the consolidated financial statements of the Company since the dates of their affiliation.

    The following unaudited pro forma information presents the condensed consolidated results of operations as if the 1997 and 1998 affiliations and acquisitions discussed above, and related financing activities had occurred as of January 1, 1997. The pro forma results have been prepared for comparative purposes only and are not necessarily indicative of what the actual results of operations would have been had the practices been affiliated as of that date, nor does it purport to represent future operations of the Company:

                                                                1996       1997       1998
                                                              --------   --------   --------
As Reported:
DP net patient service revenue..............................  $ 3,701    $ 29,327   $103,136
Net management licensing and other fees.....................   12,350      21,955     31,522
Net income (loss) attributable to common stock..............   (2,013)     (3,827)     1,248
Net income (loss) per share attributed to common stock:
Diluted.....................................................  $ (0.25)   $  (0.31)  $   0.06
                                                              =======    ========   ========
Pro forma:
DP net patient service revenue..............................  $31,006    $138,157   $145,387
Net management licensing and other fees.....................   15,991      15,638     32,674
Net income (loss)...........................................   (1,080)      3,458      4,882
Net income (loss) per share attributed to common stock:
Diluted.....................................................  $ (0.12)   $   0.19   $   0.21
                                                              =======    ========   ========

Net income (loss) amounts reflected above include the effect of merger and restructure costs of $1,809 and $3,994 during the years ended December 31, 1997 and 1998, respectively, as outlined in the business combination discussion above.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(4) PROPERTY AND EQUIPMENT

    Property and equipment are summarized as follows:

                                                              1997       1998
                                                            --------   --------
Dental equipment..........................................  $ 6,207    $11,876
Computer equipment........................................    2,028      3,411
Furniture, fixtures and equipment.........................    1,278      3,075
Leasehold improvements....................................    3,962      6,646
Vehicles..................................................       46         70
Buildings.................................................       48        792
Land......................................................       10        395
                                                            -------    -------
    Total property and equipment..........................   13,579     26,265
Less accumulated depreciation and amortization............   (2,372)    (4,886)
                                                            -------    -------
                                                            $11,207    $21,379
                                                            =======    =======

(5) INTANGIBLE ASSETS

    Intangible assets consists of the following:

                                                             1997       1998
                                                           --------   --------
Management Services Agreements...........................  $28,468    $ 70,581
Goodwill.................................................       --      38,166
Other....................................................      127         205
                                                           -------    --------
Total intangible assets..................................   28,595     108,952
Less accumulated depreciation............................   (1,011)     (3,841)
                                                           -------    --------
                                                           $27,584    $105,111
                                                           =======    ========

(6) OTHER CURRENT LIABILITIES

    Other current liabilities consists of the following:

                                                               1997       1998
                                                             --------   --------
Accrued earn-outs..........................................   $  386    $ 2,980
Merger and restructure costs...............................    1,266      2,212
Acquisition and affiliation obligations....................      920         --
Other......................................................    2,118      5,617
                                                              ------    -------
                                                              $4,690    $10,809
                                                              ======    =======

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(7) DEBT

    The Company has two credit facilities at December 31, 1998, providing for a maximum borrowing of $60,000. One credit facility provides for a maximum borrowing of $45,000. The revolving feature of the credit facility expires on September 30, 2001, at which time it will convert into a four year term loan to be repaid in 16 equal quarterly installments. Principal amounts owed under the credit facility bear interest (7.48% at December 31, 1998), at varying amounts over LIBOR (2.25% - 3.00%) or the prime rate (0.50% - 1.25%), at the Company's option, based on the level of their leverage ratio. The credit facility requires the Company to pay an unused commitment fee in an amount ranging from 0.375% to 0.750% per annum of the average daily amount by which the bank commitment under the credit facility exceeds the aggregate amount of all loans then outstanding. The credit facility contains several covenants including restrictions on the ability of the Company to incur indebtedness, repurchase of shares, pay dividends without prior approval; and contains requirements relating to maintenance of a specified net worth and compliance with specified financial ratios. In addition, the credit facility requires the Company to notify the lenders prior to making any acquisition and to obtain the consent of the lenders prior to making acquisitions over a specified purchase price. The obligations of the Company under the credit facility and the subsidiaries under the guarantees are secured by a security interest in the equipment, fixtures, inventory, receivables, subsidiary stock, certain debt instruments, accounts and general intangibles of each of such entities.

    In March 1998, the Company also executed an agreement for a $15,000 line of credit (Revolving Note) with a financial institution. The Revolving Note is subject to a fee for the unused portion of the line of credit of 0.25%. Certain restrictive covenants, including debt liquidity ratios and interest, liability and liquidity coverage, were included in the agreement and as of December 31, 1998, the Company was in compliance with such covenants. The Revolving Note expires in May 1999, and the financial institution has provided notice of their intention to renew for one additional year under similar terms. As such, these amounts are included in the long-term portion of debt.

    On June 3, 1998, the Company issued $30,000 of subordinated convertible notes ("Notes"). The Notes have an eight-year term and bear interest at 7.0%. See note 8 for discussion on the conversion of the Notes.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(7) DEBT (CONTINUED)

    Long term debt is summarized as follows:

                                                                1997       1998
                                                              --------   --------
Credit facility, interest at 3.25% in excess of LIBOR rate,
  terminated and repaid during 1998.........................  $10,000    $    --
Credit facility, interest at 7.48% at December 31, 1998.....       --     23,518
Revolving note, interest at 1.75% over the Eurodollar rate
  payable monthly...........................................       --      6,356
Senior subordinated note payable, face value of $2,083
  discounted interest at 8%; due July 2002..................    1,448      1,568
Subordinated note payable, interest at 8%, interest payable
  annually through January 2002; due January 2002...........      696        696
Senior subordinated note payable, interest at 8%; due in
  monthly installments of principal and interest of $14; due
  July 2002.................................................      637        515
Senior subordinated note payable, face value of $500
  discounted interest at 8%; due in July 1999...............      441        478
Note payable, interest at 9.375%; payable in monthly
  installments of $4, secured by land and building; due
  April 1999................................................       --        381
Note payable to seller, interest at 8.5%, principal and
  interest payable quarterly, maturing in March 2003,
  secured by stock in subsidiary............................       --        917
Various unsecured acquisition notes payable, due in monthly
  and quarterly installments of principal and interest at
  rates ranging from 8.25% to 10.0%; due through November
  2003......................................................    1,449      4,582
Notes payable, secured by underlying assets at specific
  dental practices, interest at rates ranging from 2.65% to
  11.9%, maturing through 2002..............................      117        114
                                                              -------    -------
                                                               14,788     39,125
Less current portion........................................     (381)    (3,271)
                                                              -------    -------
                                                              $14,407    $35,854
                                                              =======    =======

    At December 31, 1998, the aggregate maturities of long-term debt for each of the next five years are as follows:

1999........................................................  $ 3,271
2000........................................................    7,847
2001........................................................    1,720
2002........................................................    2,524
2003........................................................      117
Thereafter..................................................   23,646
                                                              -------
                                                              $39,125
                                                              =======

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(8) SHAREHOLDERS' EQUITY

    In 1997 GMS merged into GDSC. GMS had preferred stock outstanding consisting of convertible preferred stock--Series A, redeemable convertible preferred stock--Series B and convertible preferred stock--Series C. The redeemable convertible preferred stock--Series B, including dividends and the convertible preferred stock--Series A and C, were converted into 7,603,677 shares (3,384,302 shares of GDSC common stock) of GMS common stock on November 4, 1997 prior to the GMS merger. Upon closing of the merger between GMS and the GDSC, all 10,218,578 outstanding GMS common shares were converted into 4,548,161 shares of GDSC's common stock. A reconciliation of the total shares of preferred and common stock outstanding during the years ended December 31, 1996, 1997 and 1998 is as follows:

                                            CONVERTIBLE               CONVERTIBLE   CONVERTIBLE   CONVERTIBLE
                                             PREFERRED    PREFERRED    PREFERRED     PREFERRED     PREFERRED
                                              STOCK--      STOCK--      STOCK--       STOCK--       STOCK--       COMMON
                                             SERIES A     SERIES A     SERIES C      SERIES C      SERIES D       STOCK
                                            -----------   ---------   -----------   -----------   -----------   ----------
Balance, December 31, 1995................        --           --            --             --            --     7,698,134
Convertible preferred stock--Series A
  issued for acquisitions.................       395           --            --             --            --            --
Convertible preferred stock--Series C
  issued for acquisitions.................        --           --         1,777             --            --            --
Common stock issued in connection with:
Acquisitions..............................        --           --            --             --            --       226,452
Other.....................................        --           --            --             --            --       340,430
Pursuant to options for shareholder notes
  receivable..............................        --           --            --             --            --       608,524
Exercise of stock options.................        --           --            --             --            --         2,000
Repurchase of common stock................        --           --            --             --            --       (24,000)
Common stock granted to nonemployees......        --           --            --             --            --         2,500
                                                ----       ------        ------      ---------     ---------    ----------

Balance, December 31, 1996................       395           --         1,777             --            --     8,854,040
Convertible preferred stock--Series C
  issued for acquisitions.................        --           --         1,156             --            --            --
Common stock issued in connection with:
Acquisitions..............................        --           --            --             --            --       109,039
Initial public offering...................        --           --            --             --            --     4,840,000
Employee purchase plan....................        --           --            --             --            --         1,902
Other.....................................        --           --            --             --            --       133,600
Pursuant to options on shareholder notes
  receivable..............................        --           --            --             --            --       333,816
Exercise of stock options.................        --           --            --             --            --       434,063
Conversion of preferred stock.............        --           --            --             --            --     1,092,778
Conversion of preferred stock--Series A, B
  and C into common stock.................      (395)          --        (2,933)            --            --     3,384,302
                                                ----       ------        ------      ---------     ---------    ----------

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(8) SHAREHOLDERS' EQUITY (CONTINUED)

                                            CONVERTIBLE               CONVERTIBLE   CONVERTIBLE   CONVERTIBLE
                                             PREFERRED    PREFERRED    PREFERRED     PREFERRED     PREFERRED
                                              STOCK--      STOCK--      STOCK--       STOCK--       STOCK--       COMMON
                                             SERIES A     SERIES A     SERIES C      SERIES C      SERIES D       STOCK
                                            -----------   ---------   -----------   -----------   -----------   ----------
Balance, December 31, 1997................        --           --            --             --            --    19,183,540
Preferred stock--Series A issued for
  private placement.......................        --          100            --             --            --            --
Convertible preferred stock--Series C
  issued for private placement, convert
  into common stock.......................        --           --            --             --            --            10
Convertible preferred stock--Series D for
  private placement.......................        --           --            --             --     1,628,663            --
Common stock issued in connection with:
Acquisitions..............................        --           --            --             --            --     1,264,361
Employee purchase plan....................        --           --            --             --            --        23,497
Other.....................................        --           --            --             --            --        89,323
Exercise of warrants......................        --           --            --             --            --         1,961
Exercise of options.......................        --           --            --             --            --        21,734
                                                ----       ------        ------      ---------     ---------    ----------
Balance, December 31, 1998................        --          100            --             --     1,628,663    20,584,426
                                                ====       ======        ======      =========     =========    ==========

COMMON STOCK

    An aggregate of 608,524 shares of common stock were issued in 1996 at a purchase price of $.225 per share. 269,278 of these shares are subject to a four-year vesting schedule whereby one-quarter of the shares vested upon issuance and one-quarter of the shares vested in October 1997. The remaining shares vest on a monthly basis during the remaining thirty-six months.

    A total of 254,901 and 339,246 outstanding shares of the Company common stock, issued at a price of $.45 and $.225 per share, respectively are subject to repurchase at cost as a result of the Company's failure to achieve certain specified performance targets through December 31, 1998. These shares are expected to be repurchased in the future.

PREFERRED STOCK

    The Board of Directors may issue preferred stock with preferences to be determined at the time of issuance.

    On June 3, 1998, the Company completed a $45,000 private placement, consisting of $30,000 of subordinated notes and $15,000 of preferred stock. The subordinated notes have eight year terms and are convertible into shares of the common stock at $9.21 for each share of common stock issuable upon conversion of outstanding principal and accrued but unpaid interest on such subordinated notes. If certain events of default occur, the subordinated notes then outstanding will automatically convert into shares of Series B preferred stock at a rate of one share of Series B preferred stock for each thousand dollars in

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(8) SHAREHOLDERS' EQUITY (CONTINUED)

outstanding principal and accrued but unpaid interest on the subordinated notes, subject to adjustment for stock splits, reverse splits, stock dividends, reorganizations and the like. The subordinated notes and all outstanding shares of preferred stock shall be automatically converted into common stock (or, in the case of Series A preferred stock and Series C preferred stock, redeemed at nominal cost) if the rolling 21-day average closing market price of the common stock on 20 out of any 30 consecutive trading days is more than $15.73 on or prior to May 18, 1999, more than $16.85 on or prior to May 18, 2000, or more than $17.98 at any time thereafter.

    The presently authorized Series of preferred stock include the following series: 100 shares of Series A preferred stock, all of which is issued and outstanding; 70,000 shares of Series B preferred stock, none of which is presently outstanding but which will be issued automatically upon conversion of the then outstanding subordinated notes; 100 shares of Series C preferred stock, none of which is presently outstanding; and 2,000,000 shares of Series D preferred stock of which 1,628,663 shares are issued and outstanding. The shares of convertible Series B preferred stock are convertible into shares of common stock at the rate of 108.58 shares of common stock for each share of Series B preferred stock, and the shares of Series D preferred stock are convertible into shares of common stock on a share for share basis, in each case subject to adjustment for stock splits, reverse splits, stock dividends, reorganizations and the like. The Series A and Series C preferred stock are not convertible.

STOCK WARRANTS

    In May 1996 the Company issued warrants to purchase 4,333 shares of its common stock at $7.50 per share to a lender in connection with a line of credit agreement. Concurrently, the Company issued to certain directors, officers and shareholders of the Company warrants to purchase 115,000 shares of the Company's common stock at $7.50 per share in consideration for guaranteeing a total of $1,000 of a line-of-credit. The line-of-credit is no longer available and has been fully repaid. All stock warrants expire in May 2001 and no such stock warrants have been exercised to date.

    In connection with the Company's former $10,000 credit facility, warrants were issued in 1996 entitling the bank to purchase 81,942 shares of the Company's common stock at a price of $3.93 per share. The warrants were recorded at their estimated fair market value of $1 which is included in interest expense in the accompanying financial statements. These warrants expire in October 2001.

    On January 26, 1994 and October 25, 1996, the Company issued to one of its officers warrants to purchase 136,172 shares of stock (at each grant date), with an exercise price at the then fair market value (aggregate value of $148 and $125 respectively) as determined by an independent third party appraisal. The warrants became fully vested in January 1997. All such warrants were exercised in February 1997, and the exercise price was funded by an interest bearing note from the Company. This interest bearing note has been offset against additional paid-in capital in stockholders' equity at December 31, 1997.

    In connection with the GDSC's initial public offering, warrants were issued in 1997 entitling representatives of the underwriters to purchase up to 150,000 shares of the Company's common stock at a price of $6.00 per share. These warrants were recorded at their estimated fair value of $1. As of December 31, 1998, there were 145,875 of these warrants outstanding, which expire in February 2002.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(8) SHAREHOLDERS' EQUITY (CONTINUED)

    In connection with the acquisition of the net assets of dental practices, the Company issued warrants to purchase approximately 239,160 shares of common stock ranging at a price from $7.86 to $9.44 per share. The warrants expire in 2004; no such stock warrants have been exercised to date. Warrants for 22,254 shares become exercisable only if certain performance conditions are met by the acquired dental practices. The estimated fair value was recorded as part of the consideration for the acquisition.

    In connection with the Company's $45,000 private placement, warrants were issued in 1998 entitling the holder to purchase of 40,000 shares of the Company's common stock at a price of $9.21 per share. The warrants estimated fair market value of $92 is recorded as preferred stock issuance costs in the accompanying financial statements. These warrants expire in 2005.

    In connection with an exclusive corporate development advisory agreement, the Company issued 5 year warrants to purchase up to 48,709 shares of the Company's common stock at an exercise price of $7.12 per share. Also, the Company issued 88,512 warrants to purchase the Company's common stock at an exercise price of $1.04 per share. The warrants expire in 2002.

(9) REDEEMABLE CONVERTIBLE PREFERRED AND COMMON STOCK

    The following summary presents the changes in the redeemable preferred and common stock:

                                  SHARES OF
                                 MANDATORILY   REDEEMABLE   SHARES OF    REDEEMABLE   SHARES OF
                                 REDEEMABLE    PREFERRED    REDEEMABLE   PREFERRED    REDEEMABLE   REDEEMABLE
                                  PREFERRED     STOCK--      STOCK--      STOCK--       COMMON       COMMON
                                    STOCK       SERIES B     SERIES B     SERIES B      STOCK         STOCK
                                 -----------   ----------   ----------   ----------   ----------   -----------
Balance, December 31, 1996.....     15,000       $1,402      6,180,000    $11,055       190,302      $2,199
Issued in connection with
  private placement............         --           --        107,142        188            --          --
Dividends on redeemable
  convertible preferred stock--
  Series B.....................         --           --             --        932            --          --
Accretion of put rights........         --           --             --         --            --          34
Exercise of put rights.........         --           --             --         --        (6,616)       (103)
Conversion into common stock...    (15,000)      (1,402)    (6,287,142)   (12,175)           --          --
                                   -------       ------     ----------    -------      --------      ------
Balance, December 31, 1997.....         --           --             --         --       183,686       2,130
Accretion of put rights........         --           --             --         --            --          22
Exercise of put rights.........         --           --             --         --        (2,974)        (50)
                                   -------       ------     ----------    -------      --------      ------
Balance, December 31, 1998.....         --       $   --             --    $    --       180,712      $2,102
                                   =======       ======     ==========    =======      ========      ======

REDEEMABLE COMMON STOCK

    In connection with certain acquisitions, the Company granted put rights to certain shareholders that may require the Company to redeem up to 80,712 shares of its common stock, at a redemption price

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(9) REDEEMABLE CONVERTIBLE PREFERRED AND COMMON STOCK (CONTINUED)

ranging from $13.38 to $19.62 per share. If all shareholders with such outstanding put rights exercise their options, the Company would be required to repurchase the above shares of common stock for $1,166. The redemption periods continue through January 4, 2003. If the shareholder does not place a redemption request during the redemption period, the put right will expire on the stated expiration date. Put rights for all but 20,000 shares terminate in the event of the Company successfully completing a public offering at a price of at least $20.00 per share. The Company redeemed 6,616 shares of redeemable common stock for $103 during 1997 and 2,974 shares for $50 during 1998.

    The shares of common stock subject to the put rights are reported on the balance sheet as redeemable common stock. Such shares have been recorded at their fair value as of date of acquisition, inclusive of accretion during each of the three years in the period ended December 31, 1998. The Company records accretion on a ratable basis over the redemption period of the respective stock. Such accretion for the years ended December 31, 1996, 1997 and 1998 was $91, $34 and $22, respectively. Such common stock at December 31, 1998 is redeemable as follows:

                        SHARES     AMOUNT        PRICE RANGE
                       --------   --------   -------------------
1999.................   22,754     $  318    $     13.38 - 18.16
2000.................   20,849        308          13.60 - 19.62
2001.................   29,681        438          13.60 - 18.80
2002.................    3,714         51                  13.60
2003.................    3,714         51                  13.60
                       -------     ------
                        80,712     $1,166
                       =======     ======

PRIVATE PLACEMENT OF REDEEMABLE COMMON STOCK AND WARRANTS

    In 1996, GDSC completed a private placement offering (the "Placement Offering ") of 100,000 shares of GDSC's redeemable common stock which include warrants to purchase 100,000 additional shares of GDSC's common stock at an exercise price of $7.50 per share. The stock warrants expire on December 14, 2001; no stock warrants have been exercised to date. In connection with the Placement Offering, the shareholder received certain put rights which are exercisable after June 21, 2001 but not later than June 21, 2003 if GDSC has not completed a public offering of its common stock by June 21, 2001 at a price of at least $22.00 per share and with net proceeds to GDSC of at least $10,000. The per share price applicable to the put rights is 20 times GDSC's average adjusted net income per share for the two most recent fiscal years preceding the exercise of the rights. As of December 31, 1998, GDSC has not recorded any accretion related to the above put rights.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(10) STOCK OPTIONS

    Under GDSC's stock incentive plan and DCA's 1997 executive incentive compensation plan and DCA's 1997 non-qualified stock option plan (collectively the "Plans"), incentive stock options, non-statutory stock options, stock appreciation rights or bonus rights, award of stock bonuses, and/or sale of restricted stock of the Company have been and may be granted to employees and non-employees. The Plans provide for the issuance of up to 3,127,000 shares of Company common stock. The Company's Board of Directors administers the Plans. The Board has the authority to determine the persons to whom awards will be made, the amounts, and other terms and conditions of the awards. Shares issued under the Plans are generally subject to a three to five-year vesting schedule from the date of grant and expire ten years from the original grant date.

    Concurrent with its initial public offering, GDSC repriced all employee stock options then outstanding to the offering price of $5.00 per share (except for certain stock options held by a principal shareholder, which were repriced at 110% of the offering price). All other terms with respect to such options were maintained. No compensation expense related to the repricing of the employee stock options was recorded as the adjusted exercise price was not below the fair value of the common stock as of the repricing date.

    Prior to the merger of GDSC and GMS, GMS had two stock-based option plans ("Former Plans") which offered essentially the same awards and stock option terms as the GDSC's stock incentive plan. Upon consummation of the merger of GMS with GDSC, the Former Plans were frozen to allow no additional option grants under those plans. The number of options and option price for the options granted under the Former Plans were converted to GDSC share (and subsequently Company share) and share price equivalent utilizing the same conversion ratio of GMS common stock to GDSC common stock. Stock options issued to non-employees have been recorded at their estimated fair market value and are being expensed over their respective vesting lives of up to five years. Total compensation expense recorded for the years ended December 31, 1996, 1997 and 1998 was $77, $56 and $59, respectively.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 123

    The Financial Accounting Standards Board has issued SFAS 123, Accounting for Stock Based Compensation, which defines a fair value based method of accounting for employee stock option or similar compensation plans. However, it also allows an entity to continue to measure compensation cost related to stock options issued to employees under these plans using the method of accounting prescribed by the APB 25, Accounting for Stock Issued to Employees. Entities electing to remain with the accounting in APB 25 must make pro forma disclosures of net income and earnings per share, as if the fair value based method of accounting defined in this Statement had been applied.

    The Company has elected to account for its stock-based compensation plans under APB 25; however, the Company has computed for pro forma disclosure purposes the value of all options granted during the years ended December 31, 1996, 1997 and 1998. The options have been valued using the Black-Scholes

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(10) STOCK OPTIONS (CONTINUED)

pricing model as prescribed by SFAS 123. The following weighted average assumptions have been used for grants of stock options:

                                                GDSC PLAN                 DCA PLAN
                                         -----------------------   -----------------------
Risk free interest rate................        5.7% - 6.4%               4.6% - 5.8%
Expected dividend yield................            --                        --
Expected lives.........................        5 - 6 years               3 - 4 years
Expected volatility....................         60% - 74%                 6% - 11%

    Options were assumed to be exercised over the expected lives for the purpose of this valuation. Adjustments are made for options forfeited prior to vesting. The total estimated value of options granted which would be amortized over the vesting period of the options is $705, $1,262 and $4,047 for the years ended December 31, 1996, 1997 and 1998, respectively. The options granted during 1996, 1997 and 1998 were valued at a per share amount ranging from $0.82 to $5.32.

    If the Company had accounted for stock options issued to employees in accordance with SFAS 123, the Company's net loss attributable to common stock and pro forma net loss per share would have been reported as follows:

    Net income (loss) attributable to common stock:

                                                      1996       1997       1998
                                                    --------   --------   --------
As reported.......................................  $(2,013)   $(3,827)   $ 1,248
Pro forma.........................................   (2,334)    (4,623)    (1,035)
                                                    =======    =======    =======

    Pro forma net income (loss) per share attributable to common stock:

                                                         1996       1997       1998
                                                       --------   --------   --------
As reported--basic...................................   $(0.25)    $(0.31)    $ 0.06
Pro forma--basic.....................................    (0.26)     (0.35)     (0.05)
As reported--diluted.................................    (0.25)     (0.31)      0.06
Pro forma--diluted...................................    (0.26)     (0.35)     (0.05)
                                                        ======     ======     ======

    The effects of applying SFAS 123 for providing pro forma disclosures for 1996, 1997 and 1998 are not likely to be representative of the effects on reported net income (loss) and net income (loss) per common equivalent share for future years, because options vest over several years and additional awards generally

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(10) STOCK OPTIONS (CONTINUED)

are made each year. The following summary presents the options granted and outstanding under the Plans and Former Plans and the 1997 Plans as of December 31, 1996, 1997 and 1998:

                                                  NUMBER OF SHARES
                                              ------------------------               WEIGHTED AVERAGE
                                              EMPLOYEE    NON-EMPLOYEE     TOTAL      EXERCISE PRICE
                                              ---------   ------------   ---------   ----------------
Outstanding, December 31, 1995..............    351,172      297,881       649,053        $2.98
  Granted...................................    328,284       38,705       366,989         2.50
  Exercised.................................     (2,000)          --        (2,000)          --
  Canceled..................................    (96,549)      (5,833)     (102,382)        8.19
                                              ---------     --------     ---------        -----
Outstanding, December 31, 1996..............    580,907      330,753       911,660         2.20
  Granted...................................    849,009      208,280     1,057,289         4.25
  Exercised.................................   (626,260)    (141,619)     (767,879)        0.87
  Canceled..................................   (142,100)      (1,200)     (143,300)        4.78
                                              ---------     --------     ---------        -----
Outstanding, December 31, 1997..............    661,556      396,214     1,057,770         5.22
  Granted...................................    757,015      611,433     1,368,448         7.41
  Exercised.................................     (6,484)    (103,762)     (110,246)        1.10
  Canceled..................................   (112,238)     (69,955)     (182,193)        6.60
                                              ---------     --------     ---------        -----
Outstanding, December 31, 1998..............  1,299,849      833,930     2,133,779        $6.81
                                              =========     ========     =========        =====

    The following table sets forth the exercise prices, the number of options outstanding and exercisable, and the remaining contractual lives of the Company's stock options granted under the Plans and Former Plans at December 31, 1998:

                       WEIGHTED AVERAGE
                      NUMBER OF OPTIONS
                  --------------------------     CONTRACTUAL
EXERCISE PRICE    OUTSTANDING    EXERCISABLE    LIFE REMAINING
--------------    -----------    -----------    --------------
  $0.45-0.67          75,152        41,024        8.25 years
   4.13-6.07         648,775       187,790              5.17
   6.13-8.75       1,369,843        55,150              5.79
       10.00          40,000        37,000              6.36
                   ---------       -------       -----------
  $     6.81       2,133,779       320,964        5.77 years
  ==========       =========       =======       ===========

    At December 31, 1997 there were a total of 1,057,770 shares outstanding of which 192,287 shares were exercisable under the Plans. As of December 31, 1998, there are 841,613 shares available for future option grants under the Plans.

(11) EMPLOYEE BENEFITS

    The Company participates in two defined contribution retirement plans in accordance with Section 401(k) of the Internal Revenue Code ("IRS"). The plans cover substantially all employees of GDSC.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(11) EMPLOYEE BENEFITS (CONTINUED)

Contributions to the plans by the Company are discretionary. There were no Company contributions to the plans during the years ended December 31, 1996, 1997 and 1998. Effective December 31, 1998, one plan was terminated while the other is currently frozen awaiting approval for termination from the IRS. Effective January 1, 1999 a new plan was established in accordance with
Section 401(k) of the Internal Revenue Code. The assets of the terminated plans are expected to be transferred into the new plan and/or into other qualified individual investment plans.

(12) INCOME TAXES

    Income tax provision (benefit) consists of the following:

                                                                   1996
                                                      ------------------------------
                                                      CURRENT    DEFERRED    TOTAL
                                                      --------   --------   --------
U.S. Federal........................................   $(158)     $(406)     $(564)
State and local.....................................      (3)       (52)       (55)
                                                       -----      -----      -----
                                                       $(161)     $(458)     $(619)
                                                       =====      =====      =====

                                                                    1997
                                                       ------------------------------
                                                       CURRENT    DEFERRED    TOTAL
                                                       --------   --------   --------
U.S. Federal.........................................    $136       $(2)       $134
State and local......................................      59        (6)         53
                                                         ----       ---        ----
                                                         $195       $(8)       $187
                                                         ====       ===        ====

                                                                  1998
                                                     ------------------------------
                                                     CURRENT    DEFERRED    TOTAL
                                                     --------   --------   --------
U.S. Federal.......................................   $1,836      $62       $1,898
State and local....................................      398        6          404
                                                      ------      ---       ------
                                                      $2,234      $68       $2,302
                                                      ======      ===       ======

    The effective tax rate differed from the U.S. statutory Federal rate of 34% due to the following:

                                                         1996       1997       1998
                                                       --------   --------   --------
U.S. Federal taxes at statutory rate.................   $(713)     $(880)     $1,215
Increase (decrease):
  State income taxes, net of federal tax benefit.....     (86)        27         178
  Flow through entity income.........................     (52)        --          --
  Valuation allowance for deferred tax assets........      75        691         776
  Bad debt and other reserves........................      --        189        (125)
  Non-deductible transaction costs...................      --         --         200

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(12) INCOME TAXES (CONTINUED)

                                                         1996       1997       1998
                                                       --------   --------   --------
  Amortization of nondeductible goodwill and other
    nondeductible items..............................     163         85          19
  Other..............................................      (6)        75          39
                                                        -----      -----      ------
        Income tax provision (benefit)...............   $(619)     $ 187      $2,302
                                                        =====      =====      ======

    Through October 23, 1996, DCA consisted predominantly of a group of Limited Liability Corporations and was not subject to direct income taxes during that time period.

    Deferred tax assets (liabilities) are comprised of the following components:

                                                                1997       1998
                                                              --------   --------
Deferred tax assets:
  Net operating loss carryforward...........................   $  645    $   846
  Allowance for doubtful accounts...........................    1,697      1,423
  Intangible assets, principally due to differences in
    amortization and capitalized costs......................      164        226
  Accrued payroll and related costs.........................       85         85
  Compensated absences, principally due to accrual for
    financial reporting purposes............................      146        246
  Restructure and severance accrual.........................       --        832
  Other accruals............................................       --        315
  Other.....................................................       38        195
                                                               ------    -------
        Total gross deferred tax assets.....................    2,775      4,168
  Less valuation allowance..................................     (766)    (1,542)
                                                               ------    -------
        Deferred tax assets, net of valuation allowance.....    2,009      2,626
                                                               ------    -------

Deferred tax liabilities:
  Accounts receivable.......................................   (1,410)    (1,038)
  Property and equipment principally due to differences in
    depreciation and capitalized costs......................     (521)    (1,030)
  Intangible assets, principally due to accrual for
    financial reporting purposes............................     (777)    (3,310)
  Cash versus accrual reporting for tax purposes............      (38)       (11)
  Pre-acquisition payables..................................       --        (39)
  Other.....................................................       (2)       (55)
                                                               ------    -------
        Deferred tax liabilities............................   (2,748)    (5,483)
                                                               ------    -------
        Net deferred tax liability..........................   $ (739)   $(2,857)
                                                               ======    =======
Reconciliation of net deferred tax liability:
  Deferred tax asset, current...............................   $   34    $    57
  Deferred tax liability, long-term.........................     (773)    (2,914)
                                                               ------    -------
        Net deferred tax liability..........................   $ (739)   $(2,857)

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(12) INCOME TAXES (CONTINUED)

    At December 31, 1998, the Company has net operating loss carryforwards for federal income tax purposes of approximately $2,300 which are available to offset future taxable income, if any, through 2018. In addition, the Company has alternative minimum tax credit carryforwards of approximately $12 which are available to reduce future regular income taxes, if any, over an indefinite period. The Company also has certain state net operating loss carryforwards, which are available to offset future taxable income.

    In accordance with the Internal Revenue Code, the annual utilization of net operating loss carryforwards and credits existing prior to a change in control in the Company may be limited.

(13) MALPRACTICE INSURANCE

    The Company, its affiliated dental practices, and associated dentists are insured with respect to dentistry malpractice risks on a claims-made basis. There are known claims and incidents that may result in the assertion of additional claims, as well as claims from unknown incidents that may be asserted arising from services provided to patients. Management is not aware of any claims against the Company or its affiliated groups, which might have a material impact on the Company's financial position or results of operations.

(14) COMMITMENTS AND CONTINGENCIES

    The Company has entered into a staff leasing agreement whereby certain Company corporate employees and non-clinical facility employees are leased.

    The Company has guaranteed a portion of the PAs debt. The guarantees relate primarily to debt incurred related to the acquisition of dental practices and is in addition to collateral already provided by the PA. As of December 31, 1998, the amount of PA debt guaranteed by the Company is approximately $5,900.

LEASE COMMITMENTS

    The Company has primarily entered into operating leases of commercial property. Commercial properties under operating leases mostly include space required to perform dental services and space for administrative facilities. Lease expense, including month-to-month rentals, for the years ended
December 31, 1996, 1997 and 1998 was $1,550, $3,130 and $7,317, respectively.

    The future minimum lease payments under capital and noncancelable operating leases with remaining terms of one or more years consist of the following at December 31, 1998:

                                                            CAPITAL    OPERATING
                                                            --------   ---------
1999......................................................   $  926     $ 8,271
2000......................................................      765       7,475
2001......................................................      391       6,511
2002......................................................      232       5,590
2003......................................................       50       4,083

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(14) COMMITMENTS AND CONTINGENCIES (CONTINUED)

                                                            CAPITAL    OPERATING
                                                            --------   ---------
Thereafter................................................       --      11,582
                                                             ------     -------
  Total minimum lease obligations.........................    2,364     $43,512
                                                                        =======
Less portion attributable to interest.....................     (391)
                                                             ======
    Obligations under capital lease.......................    1,973
Less current portion......................................      730
                                                             ======
                                                             $1,243
                                                             ======

LITIGATION

    The Company is subject to various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate resolution of such matters will not have a material adverse effect on the Company's financial position or results of operations.

(15) SUBSEQUENT EVENTS

    In January 1999, the Company completed the acquisition of three PAs located in Nevada and southern California, representing six clinical office locations. The total assets acquired, including intangibles was $3,002. These affiliations were accounted for using the purchase method of accounting and the related MSAs have met the criteria for consolidation of the PAs operating activities. The total purchase price was $4,476.

    In January 1999, the Company executed a MSA with a dental practice in Kissimmee, Florida. This MSA has not met the criteria for consolidation of the PAs operating activities. The total purchase price was $27 and is being accounting for using the purchase method of accounting.

    In February 1999, the Company purchased tangible assets and executed MSAs with seven dental practices in Michigan. These MSAs have not met the criteria for consolidation of the PAs operating activities. The total purchase price was $4,900 and is being accounting for using the purchase method of accounting.

    On March 12, 1999, the Company completed the previously announced mergers with Gentle Dental Service Corporation ("GDSC") and Dental Care Alliance, Inc. ("DCA"). In the completed combination, GDSC and DCA each became a wholly-owned subsidiary of InterDent, Inc. ("InterDent"), a new Delaware corporation headquartered in El Segundo, California. InterDent is traded on the Nasdaq National Market under the trading symbol DENT.

    In the mergers each share of DCA's 7,031,187 common stock was exchanged for
1.67 shares of InterDent Common Stock. Also, each share of GDSC's 9,178,602 total shares of outstanding common stock, including earn-out shares that were earned but not yet issued, automatically converted into one share of common stock of InterDent. Each 10 shares of GDSC's 100 outstanding shares of Preferred

                                INTERDENT, INC.
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1996, 1997 AND 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(15) SUBSEQUENT EVENTS (CONTINUED)

Stock--Series C automatically converted into one share of common stock of InterDent. Also, each share of GDSC's 100 outstanding shares of Preferred Stock--Series A and 1,628,663 outstanding shares of Convertible Preferred Stock--Series D converted into one share of preferred stock of InterDent with the same rights, preferences, and privileges as to InterDent as the share of Preferred Stock had with respect to GDSC.

    The mergers have been accounted for using the pooling-of-interests method of accounting. Accordingly, the historical financial statements for the periods prior to the completion of the combination have been restated as though the companies had been combined. The restated financial statements have been adjusted to conform the lives in computing depreciation of equipment and amortization of intangible assets. The related adjustments were not material to the financial statements.

    In April 1999, the Company completed the acquisition of two PAs, representing three clinical office locations in Oregon and Florida. The purchase price for these affiliations totaled $1,275. The total purchase price included cash paid of $747 and liabilities issued or assumed of $528, plus contingent payments to be made based on future performance. These affiliations were accounted for using the purchase method of accounting.

    In May 1999, the Company completed the acquisition of ten PAs, representing eleven clinical office locations in northern California. The purchase price for these affiliations totaled $9,300. The total purchase price included cash paid of $8,500 and liabilities issued of $800, plus contingent payments to be made based on future performance. These affiliations were accounted for using the purchase method of accounting.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  1999            1998
                                                              -------------   -------------
                                          ASSETS
Current assets:
  Cash and cash equivalents.................................    $    762        $  8,244
  Accounts receivable, net..................................      16,852          10,616
  Management fee receivables................................       6,085           4,536
  Current portion of notes and advances receivable from
    professional associations, net..........................       1,177           1,157
  Supplies inventory........................................       3,690           2,887
  Prepaid and other current assets..........................       4,374           3,164
                                                                --------        --------
      Total current assets..................................      32,940          30,604
                                                                --------        --------
Property and equipment, net.................................      28,010          21,379
Intangible assets, net......................................     140,495         105,111
Notes and advances receivable from professional
  associations, net of current portion......................      11,329           4,062
Other assets................................................       4,797           3,978
                                                                --------        --------
      Total assets..........................................    $217,571        $165,134
                                                                ========        ========
               LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................    $  3,603        $  4,223
  Accrued payroll and payroll related costs.................       8,351           4,862
  Other current liabilities.................................      18,356          10,809
  Current portion of long-term debt and capital lease
    obligations.............................................       4,508           4,001
                                                                --------        --------
      Total current liabilities.............................      34,818          23,895
                                                                --------        --------
Long-term liabilities:
  Obligations under capital leases, net of current
    portion.................................................       2,885           1,243
  Long-term debt, net of current portion....................      70,970          35,854
  Convertible senior subordinated debt......................      30,000          30,000
  Deferred income taxes.....................................       2,955           2,914
  Other long-term liabilities...............................         244             136
                                                                --------        --------
      Total long-term liabilities...........................     107,054          70,147
                                                                --------        --------
      Total liabilities.....................................     141,872          94,042
                                                                --------        --------
Redeemable common stock, no par value, 157,958 and 180,712
  shares issued and outstanding in 1999 and 1998,
  respectively..............................................       1,794           2,102
                                                                --------        --------
Shareholders' equity:
  Preferred stock, 30,000,000 shares authorized:
    Preferred stock--Series A, no par value, 100 shares
     authorized and outstanding.............................           1               1
    Convertible Preferred stock--Series B, no par value,
     70,000 shares authorized, zero shares issued and
     outstanding............................................          --              --
    Preferred stock--Series C, no par value, 100 shares
     authorized, zero shares issued and outstanding.........          --              --
    Convertible Preferred stock--Series D, no par value,
     2,000,000 shares authorized, 1,628,663 shares issued
     and outstanding........................................      12,089          12,089
  Common stock, no par value, 50,000,000 shares authorized,
    20,937,920 and 20,584,416 shares issued and outstanding
    in 1999 and 1998, respectively..........................          21              21
  Additional paid-in capital................................      62,445          61,129
  Shareholder notes receivable..............................        (611)           (596)
  Accumulated deficit.......................................         (40)         (3,654)
                                                                --------        --------
      Total shareholders' equity............................      73,905          68,990
                                                                --------        --------
      Total liabilities, redeemable common stock and
       shareholders' equity.................................    $217,571        $165,134
                                                                ========        ========

     See accompanying notes to condensed consolidated financial statements.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                         THREE MONTHS ENDED     NINE MONTHS ENDED
                                                            SEPTEMBER 30,         SEPTEMBER 30,
                                                         -------------------   -------------------
                                                           1999       1998       1999       1998
                                                         --------   --------   --------   --------
Dental practice net patient service revenue............  $50,071    $29,031    $134,487   $67,534
Net management fees....................................   10,297      8,332      31,798    21,069
Licensing and other fees...............................      228        171         752       466
                                                         -------    -------    --------   -------
        Net revenues...................................   60,596     37,534     167,037    89,069
Cost and expenses:
  Clinical salaries and benefits.......................   23,523     14,162      64,362    33,487
  Practice non-clinical salaries and benefits..........    8,271      5,371      22,744    13,145
  Dental supplies and lab expenses.....................    7,454      4,879      20,739    11,570
  Practice occupancy expenses..........................    3,779      2,467      10,091     6,007
  Practice selling, general and administrative
  expenses.............................................    5,924      3,683      17,339     9,133
  Corporate selling, general and administrative
  expenses.............................................    2,735      2,387       8,530     6,173
  Corporate restructure and merger costs...............    1,101         --       6,130        --
  Depreciation and amortization........................    2,645      1,575       6,994     3,503
                                                         -------    -------    --------   -------
        Operating income...............................    5,164      3,010      10,108     6,051
                                                         -------    -------    --------   -------
Non-operating income (expense):
  Interest expense, net................................   (1,859)      (656)     (4,619)   (1,309)
  Other income (expense), net..........................        9         (4)          1       (11)
                                                         -------    -------    --------   -------
        Non-operating expense, net.....................   (1,850)      (660)     (4,618)   (1,320)
                                                         -------    -------    --------   -------
        Income before income taxes.....................    3,314      2,350       5,490     4,731
Provision for income taxes.............................    1,127        699       1,867     1,614
                                                         -------    -------    --------   -------
        Net income.....................................    2,187      1,651       3,623     3,117
Accretion of redeemable common stock...................       (2)        (3)         (9)      (15)
                                                         -------    -------    --------   -------
        Net income attributable to common stock........  $ 2,185    $ 1,648    $  3,614   $ 3,102
                                                         =======    =======    ========   =======
Income per share attributable to common stock--basic...  $  0.11    $  0.08    $   0.18   $  0.16
                                                         =======    =======    ========   =======
Income per share attributable to common
  stock--diluted.......................................  $  0.10    $  0.07    $   0.16   $  0.15
                                                         =======    =======    ========   =======

     See accompanying notes to condensed consolidated financial statements.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASHFLOWS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                  NINE MONTHS
                                                                ENDED SEPTEMBER
                                                                      30,
                                                              -------------------
                                                                1999       1998
                                                              --------   --------
Cash flows from operating activities:
  Net income................................................  $ 3,623    $ 3,117
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................    6,994      3,503
    Loss on disposal of assets..............................       --          4
    Loss on investment in joint venture.....................       --          4
    Non-employee stock options granted and stock issued for
     fees and compensation..................................       41         45
    Interest accrued on shareholder notes receivables.......      (15)       (14)
    Amortization of deferred financing costs................      231          7
    Deferred income taxes...................................       41         90
  Changes in assets and liabilities, net of the effect of
    acquisitions:
    Accounts receivable, net................................   (3,032)       364
    Management fee receivables from professional
     associations...........................................   (1,035)    (3,075)
    Supplies inventory......................................      (82)       (87)
    Prepaid expenses and other current assets...............     (678)    (1,230)
    Other assets............................................     (316)      (748)
    Accounts payable........................................   (1,329)      (838)
    Accrued payroll and payroll related costs...............    2,603        702
    Accrued merger and restructure..........................     (140)    (1,199)
    Other liabilities.......................................    1,183        251
                                                              -------    -------
            Net cash provided by operating activities.......    8,089        896
                                                              -------    -------
Cash flows from investing activities:
  Purchase of property and equipment........................   (5,830)    (5,378)
  Net payments received (advances) on notes receivable from
    professional associations...............................      179       (365)
  Advances to professional associations.....................   (6,875)    (2,532)
  Cash paid for acquisitions, including direct costs, net of
    cash acquired...........................................  (31,263)   (49,946)
  Investment in joint venture...............................   (1,122)        --
                                                              -------    -------
            Net cash used in investing activities...........  (44,911)   (58,221)
                                                              -------    -------
Cash flows from financing activities:
  Net proceeds from credit facilities.......................   34,252      1,400
  Proceeds from issuance of long term debt..................       --     32,299
  Payments on long-term debt and obligations under capital
    leases..................................................   (3,938)      (929)
  Payments of deferred financing costs......................     (664)      (368)
  Proceeds from issuance of common and preferred stock......       56     13,749
  Payments to cancel warrants...............................      (55)        --
  Exercise of put rights....................................     (318)       (50)
  Exercise of stock options.................................        7         28
                                                              -------    -------
            Net cash provided by financing activities.......   29,340     46,129
                                                              -------    -------
            Decrease in cash and cash equivalents...........   (7,482)   (11,196)
Cash and cash equivalents, beginning of period..............    8,244     20,670
                                                              -------    -------
Cash and cash equivalents, end of period....................  $   762    $ 9,474
                                                              =======    =======
Cash paid for interest......................................  $ 4,610    $ 1,301
                                                              =======    =======

     See accompanying notes to condensed consolidated financial statements.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(1)  ORGANIZATION

    InterDent, Inc. ("InterDent" or the "Company"), is a Delaware corporation headquartered in El Segundo, California. InterDent is one of the largest providers of dental practice management services to multi-specialty dental professional corporations and associations ("PAs") in the United States. Including affiliations completed through November 1, 1999, InterDent provides management services to professional dental associations at 209 dental offices with 625 dentists, including 141 specialists, and 1,787 operatories in selected markets in California, Florida, Georgia, Hawaii, Idaho, Indiana, Michigan, Nevada, Oregon, Pennsylvania, and Washington.

    As part of a delivery network of multi-specialty dental care, the Company provides management services to affiliated PAs under long-term management service agreements. Under the terms of the management service agreements, the Company bills and collects patient receivables and provides all administrative support services to the PAs. The dentists employed through the Company's network of PAs provide comprehensive general dentistry services and offer specialty dental services, which include endodontics, oral pathology, oral surgery, orthodontics, pedodontics, periodontics, and prosthodontics. The Company's practice management services facilitate the delivery of convenient, high quality, comprehensive and affordable dental care to patients in a comfortable environment. The Company seeks to build geographically dense dental practice networks in selected markets through a combination of affiliations with dental practices existing in the area and selectively developing new offices.

(2)  BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    On March 12, 1999, Gentle Dental Service Corporation ("GDSC") and Dental Care Alliance, Inc. ("DCA") completed mergers in which each entity became a wholly-owned subsidiary of InterDent, Inc., a newly formed corporation. The combination has been accounted for using the pooling-of-interests method of accounting, therefore the consolidated financial statements reflect the combined financial position and operating results of GDSC and DCA for all periods presented. The consolidated financial statements include the accounts of InterDent, Inc. and its subsidiaries and certain PAs, as discussed below. All significant intercompany transactions and accounts have been eliminated.

    The Emerging Issues Task Force ("EITF") of the Financial Accounting Standards Board has evaluated certain matters relating to the physician practice management industry (EITF issue number 97-2) and reached a consensus on the accounting for transactions between physician practice management companies and physician practices and the financial reporting of such entities. For financial reporting purposes, EITF 97-2 mandates the consolidation of physician practice activities with the practice management company when certain conditions have been met, even though the practice management company does not have an equity investment in the physician practice. The accompanying financial statements are prepared in conformity with the consensus reached in EITF 97-2.

    Corporate practice of medicine laws in the states in which InterDent currently operates generally prohibit the Company from owning dental practices. In response to these laws, the Company has executed management services agreements ("MSAs") with various PAs. Under those circumstances where the MSAs meet the criteria for consolidation as outlined in EITF 97-2, all the accounts of those PAs are included in

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(2)  BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the accompanying consolidated financial statements. Accordingly, the condensed consolidated statements of operations include the net patient revenues and related expenses of those PAs. As of September 30, 1999, there are 128 clinical locations included within the condensed consolidated statements of operations, including the related net patient revenues and related expenses of the PAs.

    In instances where the MSAs have not met the criteria for consolidation, the Company does not consolidate the accounts of the PAs. Accordingly, the consolidated statements of operations exclude the net patient revenues and expenses of these PAs, and include only the Company's net management fee revenue generated from those MSAs and the Company's corresponding expenses associated with fulfilling its obligations under those MSAs. There are 78 clinical locations accounted for in this manner within the condensed consolidated statements of operations as of September 30, 1999.

INTERIM REPORTING

    The accompanying unaudited interim consolidated financial statements of InterDent have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and note disclosures normally included in annual consolidated financial statements have been condensed or omitted as permitted under those rules and regulations. We believe all adjustments, consisting only of normal, recurring adjustments considered necessary for a fair presentation, have been included and that the disclosures made are adequate to insure that the information presented is not misleading. To obtain a more detailed understanding of our results, it is suggested that these financial statements be read in conjunction with the consolidated financial statements and related notes for the year ended December 31, 1998 included in Form 8-K/A filed on May 28, 1999. The results of operations for the three and nine months ended September 30, 1999 are not necessarily indicative of the results of operations for the entire year.

NET REVENUES

    Revenues consist primarily of PA net patient service revenue and Company net management fees. Net patient revenue represents the consolidated revenue of the PAs at normal and customary rates from patients, third party payors and others for services rendered, net of contractual adjustments. Net management fees represent amounts charged under MSAs to the unconsolidated PAs on an agreed-upon percentage of the PAs net patient service revenue, net of provisions for contractual adjustments and doubtful accounts.

RECEIVABLES FROM PAS

    Management fee receivables represent amounts owed to the Company from unconsolidated PAs related to revenue recorded in accordance with their MSAs and is recorded based upon the net realizable value of patient accounts receivables of the PAs. The Company reviews the collectibility of the patient accounts receivable of the PAs and adjusts its management fee receivables accordingly.

    Advances consist primarily of receivables due in connection with working capital advances made to certain unconsolidated PAs. Such advances bear interest at 8.5%, adjusted for any changes in the

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(2)  BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company's borrowing rate, and are due upon demand. Notes receivable relate to the financing of medical and non-medical capital additions made by certain unconsolidated PAs. The notes, which are personally guaranteed by the PA owners, bear interest at rates ranging between 8.5% and 18.5%. The collectibility of receivables from PAs is reviewed based upon the cash flow of the PAs and, where appropriate, the fair market value of collateral assets. Advance and note amounts to be collected within the next year are classified as current assets in the accompanying condensed consolidated balance sheets and are recorded net of a provision for estimated uncollectible amounts.

INTANGIBLE ASSETS

    Intangible assets result primarily from the excess of cost over the fair value of net tangible assets purchased. Such intangibles relate primarily to non-competition covenants, management services agreements, and goodwill associated with dental practice acquisition asset and stock purchase transactions. Intangibles relating to management service agreements consist of the costs of purchasing the rights to provide management support services to PAs over the initial non-cancelable terms of the related agreements. Under these agreements, the PAs have agreed to provide dental services on an exclusive basis only through facilities provided by the Company which is the exclusive administrator of all non-dental aspects of the affiliated PAs, providing facilities, equipment, support staffing, management and other ancillary services. The agreements, which are generally for 25 to 40 year terms, are non-cancelable except for performance defaults, as defined. Intangible assets are amortized on the straight-line method, ranging from 5 years for other intangible assets to 25 years for MSAs and goodwill.

NET INCOME PER SHARE

    The Company has adopted Statement of Financial Accounting Standards
No. 128, Earnings Per Share ("SFAS 128"). In accordance with SFAS 128, the Company presents "basic" earnings per share, which is net income divided by the average weighted common shares outstanding during the period, and "diluted" earnings per share, which considers the impact of common share equivalents. Dilutive potential common shares represent shares issuable using the treasury stock method. Dilutive potential common shares comprised of convertible subordinated debt have been excluded from the computation of diluted income per share for the three and nine months ended September 30, 1999 and 1998, as their effect is anti-dilutive.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(2)  BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Such excluded issuable shares were 3,257,328. The following table summarizes the computation of income per share:

                                               THREE MONTHS ENDED           NINE MONTHS ENDED
                                                  SEPTEMBER 30,               SEPTEMBER 30,
                                            -------------------------   -------------------------
                                               1999          1998          1999          1998
                                            -----------   -----------   -----------   -----------
Net income attributable to common stock...  $     2,185   $     1,648   $     3,614   $     3,102
Basic Shares Reconciliation:
  Weighted average common shares
  outstanding.............................   21,072,786    20,390,485    20,968,155    19,769,522
  Contingently issuable common shares.....           --        57,564            --        91,396
  Contingently repurchasable common
  shares..................................     (569,937)     (284,334)     (567,193)     (286,040)
                                            -----------   -----------   -----------   -----------
      Basic shares........................   20,502,849    20,163,715    20,400,962    19,574,878
                                            ===========   ===========   ===========   ===========
Income per share attributable to common
  stock--basic............................  $      0.11   $      0.08   $      0.18   $      0.16
                                            ===========   ===========   ===========   ===========
Diluted Shares Reconciliation:
  Basic shares............................  $20,502,849   $20,163,715   $20,400,962   $19,574,878
  Effects of dilutive potential common
  shares:
    Convertible preferred stock...........    1,628,665     1,628,665     1,628,665       813,139
    Warrants..............................      114,021       138,493        93,107       206,686
    Stock options.........................      412,733       242,408       260,071       299,050
    Put rights............................       51,655        79,965        78,217        58,044
    Contingent shares, non-issuable.......       49,573            --        48,646            --
                                            -----------   -----------   -----------   -----------
      Diluted shares......................   22,759,496    22,253,246    22,509,668    20,951,797
                                            ===========   ===========   ===========   ===========
Income per share attributable to common
  stock--diluted..........................  $      0.10   $      0.07   $      0.16   $      0.15
                                            ===========   ===========   ===========   ===========

INVESTMENT IN JOINT VENTURE

    On August 10, 1999, the Company announced involvement in a new collaborative Internet strategy designed to create an integrated web portal for dentists and patients throughout the United States. The Company and Bessemer Venture Partners (an existing investor of the Company), have agreed to invest in Dental X Change, a leading web site for dental professionals. Dental X Change offers an extensive array of information, including continuing education courses, dental product information, manufacturer directories, classifieds, dental industry news, and on-line insurance eligibility verification through a partnership with Dental Connect. The Company contributed $1,020 to the joint venture and no gain or loss was recognized as result of the transaction. As the Company is not able to exercise control in the joint venture and the Company's ownership is less than 20%, the investment is accounted for using the cost basis method of accounting.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(2)  BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEGMENT REPORTING

    The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 supersedes SFAS 14, Financial Reporting for Segments of a Business Enterprise, replacing the "industry segment" approach with the "management" approach. The management approach designates the internal reporting that is used by management for making operating decisions and assessing the performance as the source of the Company's reportable segments. The affiliated practices of the Company do not meet the SFAS 131 for separate reporting, and therefore have not been separately reported on the condensed consolidated financial statements.

USE OF ESTIMATES

    In preparing the financial statements conforming to Generally Accepted Accounting Principles ("GAAP"), we have made estimates and assumptions that affect the following:

    - Reported amounts of assets and liabilities at the date of the financial statements;

    - Disclosure of contingent assets and liabilities at the date of the financial statements; and

    - Reported amounts of revenues and expenses during the period.

    Actual results could differ from those estimates.

(3)  NET REVENUE

    Revenues consist primarily of PA net patient service revenue and Company net management fees. Net patient revenue represents the consolidated revenue of the PAs at normal and customary rates from patients, third party payors and others for services rendered, net of contractual adjustments. Net management fees represent amounts charged under MSAs to the unconsolidated PAs on an agreed-upon percentage of the PAs net patient service revenue, net of provisions for contractual adjustments and doubtful accounts.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(3)  NET REVENUE (CONTINUED)

    The following represents amounts included in the determination of dental practice net patient service revenue and net management fees:

                                                         THREE MONTHS ENDED     NINE MONTHS ENDED
                                                            SEPTEMBER 30,         SEPTEMBER 30,
                                                         -------------------   -------------------
                                                           1999       1998       1999       1998
                                                         --------   --------   --------   --------
Dental practice net patient service revenue--all PAs...  $65,595    $41,112    $181,598   $98,190
LESS:
Dental practice net patient service
  revenue--Unconsolidated PAs..........................  (15,524)   (12,081)    (47,109)  (30,656)
                                                         -------    -------    --------   -------
Reported practice net patient service revenue..........  $50,071    $29,031    $134,487   $67,534
                                                         =======    =======    ========   =======
Dental practice net patient service
  revenue--unconsolidated PAs..........................  $15,524    $12,252    $ 47,109   $31,121
LESS:
Amounts retained by dentists...........................   (5,227)    (3,920)    (15,311)  (10,052)
                                                         -------    -------    --------   -------
Net management fees....................................  $10,297    $ 8,332    $ 31,798   $21,069
                                                         =======    =======    ========   =======

(4) BUSINESS COMBINATIONS AND DENTAL PRACTICE ACQUISITIONS

BUSINESS COMBINATIONS

    On March 12, 1999, GDSC and DCA completed mergers in which each entity became a wholly-owned subsidiary of InterDent, Inc. In the mergers, each share of GDSC's 9,178,602 total shares of outstanding common stock, including earn-out shares that were earned but not yet issued, automatically converted into one share of common stock of InterDent. Each 10 shares of GDSC's 100 outstanding shares of Preferred Stock--Series C automatically converted into one share of common stock of InterDent. Also, each share of GDSC's 100 outstanding shares of Preferred Stock--Series A and 1,628,663 outstanding shares of Convertible Preferred Stock--Series D converted into one share of preferred stock of InterDent with the same rights, preferences, and privileges as to InterDent as the share of preferred stock had with respect to GDSC. Each share of DCA's 7,031,187 total shares of outstanding common stock was exchanged for 1.67 shares of InterDent stock. Upon consummation of the mergers, GDSC and DCA stockholders represented a 43.5% and 56.5%, respective ownership of InterDent, excluding common share equivalents. Including the impact of potential dilutive common shares outstanding, upon consummation of the mergers, GDSC and DCA stockholder ownership was approximately 53.5% and 46.5%, respectively.

    The mergers have been accounted for using the pooling-of-interests method of accounting. Accordingly, the historical financial statements for the periods prior to the completion of the combination have been restated as though the companies had been combined. The restated financial statements have been adjusted to conform the lives in computing depreciation of equipment. The individual results of operations

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(4) BUSINESS COMBINATIONS AND DENTAL PRACTICE ACQUISITIONS (CONTINUED)

of GDSC and DCA for 1999 through February 28, 1999, representing the latest available financial statements of the individual corporations prior to the mergers, are as follows:

                                                       GDSC       DCA
                                                     --------   --------
PA net patient service revenue.....................  $26,048     $   --
Management, consulting, and licensing fees.........      532      6,441
Net income.........................................    1,129        595

    As a result of the mergers the Company recorded direct merger expenses of $3,246 during the nine months ended September 30, 1999, consisting of investment banker fees, advisors fees, investor relations expense, legal fees, accounting fees, printing expense, and other costs. Also, the Company recorded a restructuring charge of $2,884 relating to the Company's restructuring plan, including charges for employee related costs, redirection of certain duplicative operations and programs, and other costs. Total restructure costs paid during the nine months ended September 30, 1999 were $2,814. During the three months ended September 30, 1999, the Company recorded direct merger expenses of $386 thousand and a restructuring charge of $715 thousand. Total restructure costs paid during the three months ended September 30, 1999 were $909 thousand. Included in accounts payable and other current liabilities at September 30, 1999 is $2,879 in accrued merger and restructure costs, of which $1,678 relates to accrued restructure costs. At December 31, 1998 these liabilities were $3,142.

DENTAL PRACTICE AFFILIATIONS

    During the nine months ended September 30, 1999, the Company acquired substantially all of the assets of 41 dental office locations, including cash, accounts receivable, supplies and fixed assets. The aggregate dental practice acquisition purchase price recorded during the nine months ended September 30, 1999, representing the fair value of the assets acquired in the above affiliations and earn-out consideration accrued or paid for transactions completed in current and prior periods was $48,517. Approximately $39,097 of the purchase price has been allocated to intangible assets. The total purchase consideration included $31,963 in cash (including $700 thousand on deposit at December 31, 1998), $11,293 in liabilities incurred and assumed, and $5,261 aggregate value of payments accrued and shares reserved under earn-out agreements.

    In connection with the completion of certain affiliation transactions, the Company has agreed to pay to the selling parties possible future consideration in the form of cash and InterDent common stock. The amount of future consideration payable by the Company under earn-outs is generally computed based upon financial performance of the affiliated dental practices during certain specified periods and is generally recorded as additional goodwill when earned. The Company accrues earn-out payments with respect to practice acquisitions when such amounts are probable and reasonably estimable. During the nine months ended September 30, 1999 the Company paid $4,959 in additional earn-out consideration.

    As of September 30, 1999, the Company has accrued $7,010 for future earn-out payments, of which $339 is included in additional paid-in capital for anticipated stock to be issued while the remaining accrual for anticipated cash payments is included in other current liabilities. For those acquisitions with earn-out

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(4) BUSINESS COMBINATIONS AND DENTAL PRACTICE ACQUISITIONS (CONTINUED)

provisions, the Company estimates the total maximum earn-out that could be paid, including amounts already accrued, is between $20,000 and $30,000 from September 1999 to December 2002, of which the majority is expected to be paid in cash. In future years, such additional earn-out consideration could result in additional amortization of $800 to $1,200 annually.

    The above asset purchases in 1999 have been accounted for using the purchase method of accounting. The excess of the total purchase price over the fair value of the net tangible and identifiable intangible assets acquired representing the estimated future value of the management services agreements are being amortized over the lesser of the term of the related management service agreements or 25 years using the straight-line method. The results of operations for these practices have been included in the consolidated financial statements of the Company since the dates of their affiliation.

(5)  DEBT

    Through June 15, 1999, the Company had two credit facilities providing for a maximum borrowing of $60,000. Effective June 15, 1999, the Company amended and restated one of the existing agreements, increasing the revolving credit commitment from $45,000 to $90,000, with the syndication of banks led by Chase Manhattan Bank. Proceeds from the amended credit agreement were used to pay-down the outstanding $15,000 credit facility which has been terminated. The amended and restated credit agreement has a revolving feature that expires on September 30, 2001, at which time it will convert into a four year term loan to be repaid in 16 equal quarterly installments. All amounts due under the credit facility are included in long-term debt. The financial institution in which the $15,000 credit facility was terminated has elected to participate in the syndication of the $90,000 facility amendment.

    The credit facility requires the Company to pay unused commitment fees and contains several covenants including restrictions on the ability of the Company to incur indebtedness, prohibitions on dividends without prior approval, and requirements relating to maintenance of a specified net worth and compliance with specified financial ratios. In addition, the credit facility requires the Company to notify the lenders prior to making any acquisitions and to obtain the consent of the lenders prior to making acquisitions over a specified purchase price. The obligations of the Company under the credit facility and the subsidiaries under the guarantees are secured by a security interest in the equipment, fixtures, inventories, receivables, subsidiary stock, certain debt instruments, accounts and general intangibles of each of such entities.

    The Company has issued $30,000 of subordinated convertible notes ("Notes"). The Notes have an eight-year term and bear interest at 7.0%. See note 6 for discussion on the conversion of the Notes.

(6)  SHAREHOLDERS' EQUITY

    The Company completed a $45,000 private placement on June 30, 1998, consisting of $30,000 of subordinated convertible notes and $15,000 of preferred stock. The subordinated notes have eight-year terms and are convertible into shares of the common stock at $9.21 for each share of common stock issuable upon conversion of outstanding principal and accrued but unpaid interest on such subordinated notes. If certain events of default occur, the subordinated notes then outstanding will automatically convert

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(6)  SHAREHOLDERS' EQUITY (CONTINUED)

into shares of Series B preferred stock at a rate of one share of Series B preferred stock for each thousand dollars in outstanding principal and accrued but unpaid interest on the subordinated notes, subject to adjustment for stock splits, reverse splits, stock dividends, reorganizations and the like. The subordinated notes and all outstanding shares of preferred stock, if any, shall be automatically converted into common stock (or, in the case of Series A preferred stock and Series C preferred stock, redeemed at nominal cost) if the rolling 21-day average closing market price of the common stock on 20 out of any 30 consecutive trading days is more than $15.73 on or prior to May 18, 1999, more than $16.85 on or prior to May 18, 2000, or more than $17.98 at any time thereafter.

    The Company is authorized to issue 30,000,000 shares of preferred stock. Presently authorized series of preferred stock include the following series:

    - Series A--100 shares authorized, issued and outstanding

    - Series B--70,000 shares authorized, zero issued or outstanding

    - Series C--100 shares authorized, zero shares issued or outstanding

    - Series D--2,000,000 shares authorized, 1,628,663 shares issued and outstanding.

    The shares of Series B preferred stock are convertible into shares of common stock at the rate of 108.58 shares of common stock for each share of Series B preferred stock (assuming there are no declared but unpaid dividends on the Series B preferred stock), and the shares of Series D preferred stock are convertible into shares of common stock on a share for share basis (assuming there are no declared but unpaid dividends on the Series D preferred stock), in each case subject to adjustment for stock splits, reverse splits, stock dividends, reorganizations and the like. The Series A preferred stock and Series C preferred stock are not convertible.

    A total of 254,901 and 339,246 outstanding shares of InterDent common stock issued at a price of $0.45 and $0.225 per share, respectively are subject to repurchase as a result of a subsidiary's failure to achieve certain specified performance targets through December 31,1998. It is anticipated that these shares will be repurchased in the future.

(7)  CONTINGENCIES

    The Company has been named as a defendant in various lawsuits in the normal course of business. In the opinion of management any liabilities resulting from these matters will not have a material impact on the Company's consolidated financial position or results of operations.

(8)  SUBSEQUENT EVENTS

    Subsequent to September 30, 1999, the Company completed the acquisition of 3 PAs, representing three clinical office locations. The purchase price for these affiliations totaled $2,114. The total purchase price included cash paid of $1,228 and liabilities issued or assumed of $886, plus contingent payments to be made based on future performance. These affiliations were accounted for using the purchase method of accounting. Funds for the acquisitions were provided under borrowings on the credit facility.

                                INTERDENT, INC.
                                AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

(8)  SUBSEQUENT EVENTS (CONTINUED)

    On October 22, 1999, the Company announced the signing of a definitive merger agreement between the Company and a group consisting of an affiliate of Leonard Green & Partners, L.P., and certain members of Company management, including Michael Fiore, Co-chairman and CEO, and Steven Matzkin, DDS, Co-chairman, President, and Chief Dental Officer. Additionally, existing investors in the Company, the Sprout Group and Chase Capital Partners, intend to participate in the transaction by maintaining ownership in the Company. Under the terms of the agreement, the Company's stockholders at the date of the transaction will receive $9.50 per share in cash. Completion of the transaction is subject to stockholder approval, receipt of regulatory approvals, and completion of debt financing required to fund the transaction, valued at approximately $325 million. The Company currently anticipates completing the transaction in the first calendar quarter of the year 2000.

    Subsequent to the October 22, 1999 announcement, certain Company officers and directors, and Leonard Green & Partners, L.P., were named as defendants in civil suits filed in the State of Delaware on behalf of certain owners of the Company's common stock. The lawsuits claim breach of fiduciary duty and aiding and abetting such breach in connection with the merger. The lawsuits generally seek injunctive relief, an injunction of the merger (or, if consummated, a rescission of the merger), compensatory and other damages, and an award of attorneys' fees and expenses. The complaints seek certification of a plaintiff's class and the Company expects that the suits will be consolidated into one suit. The Company has sought coverage under existing directors and officers insurance policies for any settlements, judgments, and costs of defense in connection with these cases, within outstanding policy limits. The Company believes the suits are without merit and intends to engage in a vigorous defense in these matters.

                                   APPENDIX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN
                                ID RECAP, INC.,
                             A DELAWARE CORPORATION
                                      AND
                                INTERDENT, INC.
                             A DELAWARE CORPORATION
                          DATED AS OF OCTOBER 22, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER is entered into as of October 22, 1999 by and between ID Recap, Inc., a Delaware corporation ('Recap') wholly owned by Green Equity Investors III, L.P. ("GEI"), and InterDent, Inc., a Delaware corporation (together with its Subsidiaries from time to time (except as the context may otherwise require), the "Company"), with respect to the following facts and circumstances:

    A. The Special Committee of the Company, the Board of Directors of the Company and the Board of Directors of Recap have each determined that it is advisable and in the best interests of its respective stockholders to effect the Merger of Recap with and into the Company upon the terms and subject to the conditions set forth herein.

    B. Pursuant to the Merger, all shares of capital stock of the Company (other than Dissenting Shares and shares held by Recap or in the Company's treasury) shall be cancelled and converted automatically into the right to receive an amount in cash per share, without interest, as set forth in Section
2.2 of this Agreement.

    C. Concurrently with the execution and delivery of this Agreement and in order to induce Recap to enter into this Agreement, Recap and certain Rollover Holders (defined below) are entering into Voting Agreements in the form attached hereto as EXHIBIT A, pursuant to which, among other things, the Rollover Holders will agree to vote their shares of the Company in favor of the Merger.

    D. In connection with the transactions contemplated by the Merger, certain members of management of and certain investors in the Company (the "Rollover Holders") have entered into Exchange and Subscription Agreements in the form attached hereto as EXHIBIT B (the "Exchange Agreement") with Recap, pursuant to which the Rollover Holders will exchange a portion of their Existing Shares (the "Rollover Shares") of the Company for shares of Recap prior to the closing of the Merger (the "Recapitalization").

    NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants contained herein and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

    1.1. CERTAIN TERMS. For all purposes of this Agreement, except as otherwise expressly provided:

        (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

        (b) all accounting terms not otherwise defined herein have the meanings assigned under GAAP;

        (c) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement;

        (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

        (e) the words "include," "includes" and "including" shall be deemed in each case to be followed by the words "without limitation";

        (f) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

        (g) the term "party" or "parties" when used herein refer to Recap, on the one hand, and the Company, on the other.

    1.2. DEFINITIONS. As used in this Agreement and the Exhibits and Schedules delivered pursuant to this Agreement, the following definitions shall apply:

        (a) "Acquisition Proposal" has the meaning set forth in Section 7.5 hereof.

        (b) "Action" means any action, complaint, petition, investigation, suit, litigation or other proceeding, whether civil or criminal, in law or in equity, or before any court, tribunal, arbitrator or Governmental Entity.

        (c) "Affiliate" means, with respect to any person or entity, any person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

        (d) "Agreement" means this Agreement, as amended or supplemented, together with all Exhibits and Schedules attached or incorporated by reference, in each case as amended or supplemented.

        (e) "Approval" means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from or made with, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

        (f) "Assets" of a Person shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

        (g)  "Balance Sheet" has the meaning set forth in Section 5.12.

        (h) "Business Day" means any day that is not a Saturday, Sunday or legal holiday in the State of California.

        (i)  "Certificate" has the meaning set forth in Section 4.1 hereof.

        (j) "Certificate of Merger" has the meaning set forth in Section 2.1(b) hereof.

        (k)  "Closing" has the meaning set forth in Section 3.1 hereof.

        (l)  "Closing Date" means the date and time of the Closing.

        (m)  "Code" means the Internal Revenue Code of 1986, as amended.

        (n)  "Common Stock" means the Company's common stock, no par value.

        (o) "Company" means InterDent, Inc., a Delaware corporation (together with its Subsidiaries from time to time (except as the context may otherwise require)).

        (p)  "Company Benefit Plans" has the meaning set forth in Section
    5.14(a).

        (q) "Company Board" means, as applicable, the Board of Directors and/or the Special Committee of the Board of Directors of the Company.

        (r)  "Company Computer System" has the meaning set forth in Section
    5.16.

        (s)  "Company Employees" has the meaning set forth in Section 5.14(a).

        (t)  "Company Pension Plan" has the meaning set forth in Section
    5.14(b).

        (u)  "Company Performance Shares" has the meaning set forth in Section
    5.3.

        (v)  "Company Plans" has the meaning set forth in Section 5.14(b).

        (w) "Company Proxy Statement" has the meaning set forth in Section 7.9 hereof.

        (x) "Company SEC Reports" means all of the forms, statements, schedules, reports and other documents filed or required to be filed by the Company or any Subsidiary with the SEC since December 31, 1996.

        (y) "Convertible Notes" means the Company's 7% convertible subordinated notes issued on May 18, 1998 and June 3, 1998 pursuant to the Securities Purchase Agreement dated May 12, 1998.

        (z)  "DGCL" means the Delaware General Corporation Law.

        (aa)  "Dissenting Shares" has the meaning set forth in Section 2.4.

        (bb) "Earn Out Shares" means the shares of capital stock of the Company that the Company is obligated to issue to a third party in connection with or arising from any earn out payments, including but not limited to those parties and obligations identified on Schedule 5.3.

        (cc) "Effective Time" has the meaning set forth in Section 2.1(b) hereof.

        (dd) "Encumbrance" means any charge, encumbrance, security interest, lien, option, equity, adverse claim or restriction, except for any restrictions on transfer generally arising under any applicable Law.

        (ee) "Environmental Law" has the meaning set forth in Section 5.17(b) hereof.

        (ff) "ERISA" means the Employee Retirement Income Security Act of 1934, as amended.

        (gg) "ERISA Affiliate" has the meaning set forth in Section 5.14(c) hereof.

        (hh) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (ii) "Exchange Agreement" means the exchange and subscription agreement in the form attached hereto as EXHIBIT B.

        (jj) "Exchange Ratio" has the meaning set forth in Section 2.2(h) hereof.

        (kk) "Existing Shares" means all of the Company's issued and outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock (if any), Series C Preferred Stock (if any) and Series D Preferred Stock.

        (ll)  "Expenses" has the meaning set forth in Section 9.3 hereof.

        (mm)  "Financing" has the meaning set forth in Section 6.5.

        (nn)  "Financing Letters" has the meaning set forth in Section 6.5.

        (oo) "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time, consistently applied.

        (pp)  "GEI" has the meaning set forth in the preamble.

        (qq) "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

        (rr) "Hazardous Substance" has the meaning set forth in Section 5.17(b) hereof.

        (ss)  "H-S-R Act" has the meaning set forth in Section 7.6(a) hereof.

        (tt) "Indebtedness" means all obligations for borrowed money and accounts payable, however evidenced, including principal and interest.

        (uu)  "Indemnified Party" has the meaning set forth in Section 7.13.

        (vv)  "Insurance Policies" has the meaning set forth in Section 5.20.

        (ww)  "Knox-Keene Act" has the meaning set forth in Section 8.3.14.

    (xx) "Law" means any statute, rule, regulation, administrative requirement, code or ordinance of any Governmental Entity.

    (yy)  "Leased Real Estate" has the meaning set forth in Section 5.24(b).

        (zz) "Liabilities" means all liabilities, obligations, debts and expenses whatsoever of the business of the Company, whether matured or unmatured, liquidated or unliquidated, fixed or contingent.

        (aaa) "Material Adverse Effect" means a material adverse effect on (i) the ability of the subject Person to perform its obligations under, and consummate the transactions contemplated by this Agreement on a timely basis or (ii) the condition (financial or otherwise), results of operations, assets, liabilities, prospects or business of the subject Person and its Subsidiaries taken as a whole.

        (bbb) "Merger" has the meaning set forth in Section 2.1(a) of this Agreement.

        (ccc) "Merger Consideration" means all of the cash paid to the holders of the Existing Shares and the holders of Convertible Notes, Options and Warrants pursuant to Article II hereof.

        (ddd)  "New Financing Letters" has the meaning set forth in Section 6.5.

        (eee)  "Notice of Superior Proposal" has the meaning set forth in
    Section 7.5(b).

        (fff) "Options" means the options to purchase shares of capital stock of the Company.

        (ggg) "Order" means any decree, injunction, judgment, order, ruling, arbitration award, assessment or writ issued by any Governmental Entity.

        (hhh)  "Owned Real Estate" has the meaning set forth in Section 5.24(a).

        (iii) "Paying Agent" has the meaning set forth in Section 2.3(a) hereof.

        (jjj)  "Permit" means any license, permit, franchise or authorization.

        (kkk) "Permitted Acquisitions" has the meaning set forth in Section 7.1(d) hereof.

        (lll)  "Permitted Encumbrances" means (i) Encumbrances disclosed on
    SCHEDULE 1.2(lll) hereto, (ii) liens for Taxes, assessments, governmental charges or levies or mechanics' and other statutory liens which are not material in amount relative to the property affected, and which are not yet delinquent or can be paid without penalty or are being contested in good faith and by appropriate proceedings in respect thereof, and (iii) imperfections of title which are not substantial in amount relative to the property affected and which do not materially interfere with the present use of the property subject thereto or affected thereby.

        (mmm) "Person" means an association, a corporation, an individual, a partnership, a limited liability company or limited liability partnership, a trust or any other entity or organization, including a Governmental Entity.

        (nnn) "Preferred Stock" means the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock.

        (ooo)  "Preliminary Termination Fee" has the meaning set forth in
    Section 9.3.

        (ppp)  "Recap" means ID Recap, Inc., a Delaware corporation.

        (qqq)  "Recapitalization" has the meaning set forth in the recitals.

        (rrr) "Representatives" means Persons acting on behalf of another Person, including such Person's officers, directors, employees, representatives, agents, independent accountants, investment bankers and counsel.

        (sss)  "Rollover Holders" has the meaning set forth in the recitals.

        (ttt) "Rollover Options" means the Options issued under the Stock Options Plans set forth on SCHEDULE 1.2(ttt), that will continue in the Surviving Corporation; provided, however, the excess of the aggregate cash amount that would be paid with respect to the Existing Shares subject to such Options, if the Options were exercised, over the aggregate exercise price with respect to such Options shall not exceed $2,330,000.

        (uuu)  "Rollover Shares" has the meaning set forth in the recitals.

        (vvv)  "SEC" means the United States Securities and Exchange Commission.

        (www)  "SEC Reports" has the meaning set forth in Section 5.6(a).

        (xxx)  "Securities Act" means the Securities Act of 1933, as amended.

        (yyy) "Series A Preferred Stock" means the Series A Preferred Stock, no par value of the Company.

        (zzz) "Series B Preferred Stock" means the Series B Preferred Stock, no par value of the Company.

        (aaaa) "Series C Preferred Stock" means the Series C Preferred Stock, no par value of the Company.

        (bbbb) "Series D Preferred Stock" means the Series D Preferred Stock, no par value of the Company.

        (cccc) "Service" means the Internal Revenue Service or any successor entity.

        (dddd) "Special Committee" means the special committee of the Board of Directors of the Company established to consider the fairness of the transaction as contemplated by this Agreement.

        (eeee) "Special Meeting" has the meaning set forth in Section 7.10 hereof.

        (ffff) "Stock Option Plans" means, collectively, the InterDent, Inc. 1999 Stock Incentive Plan, the InterDent, Inc. Employee Stock Purchase Plan of 1999, the InterDent, Inc. Dental Professional Stock Purchase Plan of 1999, Gentle Dental Service Corporation 1993 Stock Incentive Plan, as amended on June 4, 1998, Dental Care Alliance, Inc. 1997 Executive Incentive Compensation Plan, Dental Care Alliance, Inc. 1997 Non-Qualified Stock Option Plan, GMS Dental Group, Inc. 1996 Stock Option Plan and GMS Dental Group, Inc. 1996 Performance Stock Option Plan.

        (gggg) "Subsidiary" of a company means any Person in which such company has a direct or indirect equity or ownership interest by vote or value of in excess of 50%. Subsidiaries of the Company shall include, but not be limited to, Gentle Dental Service Corporation, a Delaware corporation, and Dental Care Alliance, Inc., a Delaware corporation, for all purposes except where the context otherwise requires; provided, however, that dental practices managed (but not owned) by InterDent, Inc. or any of its Subsidiaries shall not be included within the definition of a "Subsidiary" for purposes of the Agreement.

        (hhhh) "Superior Proposal" has the meaning set forth in Section 7.5(d) hereof.

        (iiii) "Surviving Corporation" has the meaning set forth in Section 2.1(a) hereof.

        (jjjj) "Takeover Statute" has the meaning set forth in Section 7.15 hereof.

        (kkkk) "Tax" or "Taxes", as the context may require, include: (i) any income, alternative or add-on minimum tax, gross income, gross receipts, franchise, profits, sales, use, ad valorem, business license, withholding, payroll, employment, excise, stamp, transfer, recording, occupation, premium, property, value added, custom duty, severance, windfall profit or license tax, governmental fee, including estimated taxes relating to any of the foregoing, or other similar tax or other like assessment or charge of similar kind whatsoever together with any interest and any penalty, addition to tax or additional amount imposed by any Governmental Entity responsible for the imposition of any such Tax; or (ii) any liability of a Person for the payment of any taxes, interest, penalty, addition to tax or like additional amount resulting from the application of Treas. Reg. Section 1.1502-6 or comparable provisions of any Governmental Entity in respect of a consolidated or combined return.

        (llll) "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Law relating to any Tax.

        (mmmm)  "Termination Fee" shall have the meaning set forth in Section
    9.3 hereof.

        (nnnn) "Update Statements" has the meaning set forth in Section 7.7 hereof.

        (oooo) "Voting Agreement" means the voting agreement in the form attached hereto as EXHIBIT A.

        (pppp) "Warrants" means the warrants to purchase shares of capital stock of the Company.

        (qqqq)  "Year 2000 Compliant" has the meaning set forth in Section 5.16.

                                  ARTICLE II.
                                   THE MERGER

    2.1.  THE MERGER.

        (a) At the Effective Time, Recap shall be merged with and into the Company in accordance with DGCL and the terms and conditions hereof (the "Merger"). Upon consummation of the Merger, the separate existence of Recap shall cease and the Company shall be the surviving corporation (the "Surviving Corporation").

        (b) As soon as practicable after the Closing, the Company will file a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with DGCL and make all other filings or recordings required by Law in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is filed with the Secretary of State of the State of Delaware or at such later time as is specified in the Certificate of Merger (the "Effective Time").

        (c) The Merger shall have the effects set forth in Sections 251, 259 and 261 of DGCL.

    2.2. MERGER CONSIDERATION AND CANCELLATION OF EXISTING SHARES AND CONVERTIBLE NOTES. At the Effective Time, pursuant to this Agreement and by virtue of the Merger and without any action on the part of Recap, the Company, or the holders of any of the following securities:

        (a) Each share of Common Stock issued and outstanding immediately prior to the Effective Time (including shares of Common Stock issued upon exercise of options, warrants and other convertible securities of the Company, including the Company's convertible securities pursuant to that certain Securities Purchase Agreement dated May 12, 1998, by and among Gentle Dental Service Corporation and the Purchasers set forth on SCHEDULE 1 to that agreement), other than any Dissenting Shares and shares to be cancelled pursuant to Section 2.2(g), shall be cancelled and shall be converted automatically into the right to receive an amount equal to $9.50 in cash, without interest, payable to the holder thereof upon surrender of the certificate formerly representing such share of Common Stock in the manner provided in Section 2.3;

        (b) Each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time, other than any Dissenting Shares and shares to be cancelled pursuant to Section 2.2(g), shall be cancelled and shall be converted automatically into the right to receive $1 in cash, without interest, payable to the holder thereof upon surrender of the certificate formerly representing such share of Series A Preferred Stock in the manner provided in Section 2.3;

        (c) Each share of Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (if any such shares are issued and outstanding), other than any Dissenting Shares and shares to be cancelled pursuant to Section 2.2(g), shall be cancelled and shall be converted automatically into the right to receive an amount equal $1,031.49 in cash, without interest, payable to the holder thereof upon surrender of the certificate formerly representing such share of Series B Preferred Stock in the manner provided in Section 2.3, and the right to receive certain Warrants pursuant to the terms of such Series B Preferred Stock shall be cancelled;

        (d) Each share of Series C Preferred Stock issued and outstanding immediately prior to the Effective Time (if any such shares are issued and outstanding), other than any Dissenting Shares and shares to be cancelled pursuant to Section 2.2(g), shall be cancelled and shall be converted automatically into the right to receive $1 in cash, without interest, payable to the holder thereof upon surrender of the certificate formerly representing such share of Series C Preferred Stock in the manner provided in Section 2.3;

        (e) Each share of Series D Preferred Stock issued and outstanding immediately prior to the Effective Time, other than any Dissenting Shares and shares to be cancelled pursuant to Section 2.2(g), shall be cancelled and shall be converted automatically into the right to receive an amount equal to $9.50 in cash, without interest, payable to the holder thereof upon surrender of the certificate formerly representing such share of Series D Preferred Stock in the manner provided in Section 2.3, and the right to receive certain Warrants pursuant to the terms of such Series D Preferred Stock shall be cancelled;

        (f) The Company's Convertible Notes issued and outstanding immediately prior to the Effective Time, other than any Convertible Notes to be cancelled pursuant to Section 2.2(g), shall be cancelled and shall be converted automatically into the right to receive prepayment equal to 101% of the outstanding principal amount (which includes any amounts payable in a change of control) and any accrued but unpaid interest thereon, and the right to receive a cash payment equal to $0.29 for each share of Common Stock that would be issued following exercise of the Warrants that would be issued in a redemption of the Convertible Notes, in lieu of the right to receive such Warrants pursuant to the terms of the Convertible Notes, which right to receive such Warrant shall be cancelled;

        (g) Each Existing Share and/or the Convertible Notes owned by Recap or held in the treasury of the Company, if any, immediately prior to the Effective Time shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

        (h) Each share of capital stock of Recap that is issued and outstanding immediately prior to the Effective Time shall be converted into one newly issued, fully paid and nonassessable share of capital stock, with identical rights, preferences and privileges, of the Surviving Corporation (the 'Exchange Ratio').

        (i) If between the date of this Agreement and the Effective Time the number of outstanding shares of capital stock of the Company shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split-up, combination, exchange of shares or the like other than pursuant to the Merger, the amount of the pro rata portion of the Merger Consideration and the Exchange Ratio shall be correspondingly adjusted; provided, however, the aggregate amount of the Merger Consideration shall remain unchanged.

    2.3. PAYMENT OF CASH FOR EXISTING SHARES; CONVERTIBLE NOTES, OPTIONS AND WARRANTS.

        (a) At the Effective Time, the Surviving Corporation shall irrevocably deposit or cause to be deposited with a paying agent appointed by Recap with the Company's prior approval (the "Paying Agent"), as agent for the holders of Existing Shares, Convertible Notes, Options and Warrants to be cancelled in accordance with Sections 2.2, 2.5 and 2.6, cash in the aggregate amount required to pay the Merger Consideration in respect of such securities outstanding immediately prior to the Effective Time. Pending distribution pursuant to
Section 2.3(b) hereof of the cash deposited with the Paying Agent, such cash shall be held in trust for the benefit of the holders of Existing Shares, Convertible Notes, Options and Warrants cancelled in the Merger and such cash shall not be used for any other purposes. Each holder of a certificate or certificates representing Existing Shares cancelled and extinguished at the Effective Time pursuant to Section 2.2 hereof may thereafter surrender such certificate or certificates to the Paying Agent, as agent for such holder of Existing Shares, in exchange for payment of the pro rata portion of the Merger Consideration as set forth in Section 2.2 for a period ending six months after the Effective Time. Each holder of Convertible Notes cancelled and extinguished at the Effective Time pursuant to Sections 2.2 hereof may thereafter surrender and deliver such notes to the Paying Agent, as agent for such holder of Convertible Notes, in exchange for payment of the pro rata portion of the Merger Consideration as set forth in Section 2.2 for a period ending six months after the Effective Time. Each holder of Warrants cancelled and extinguished at the Effective Time pursuant to Sections 2.2 and 2.6 hereof may thereafter surrender and deliver such warrants to the Paying Agent, as agent for such holder of Warrants, in exchange for payment of the pro rata portion of the Merger Consideration as set forth in Section 2.6 for a period ending six months after the Effective Time. Each holder of Options cancelled and extinguished at the Effective Time pursuant to Section 2.5 hereof shall be entitled to receive from the Paying Agent its pro rata portion of the Merger Consideration as set forth in Section 2.5 following the Effective Time.

        (b) After surrender to the Paying Agent of any certificate, note, warrant or other instrument which prior to the Effective Time shall have represented any Existing Shares, Convertible Notes or Warrants (as applicable), the Paying Agent shall promptly distribute to the person in whose name such certificate, note, warrant or other instrument shall have been registered, a check in the amount into which such Existing Shares, Convertible Notes or Warrants shall have been converted at the Effective Time pursuant to Sections
2.2 and 2.6 hereof. Until so surrendered and cancelled, each such certificate, note, warrant or other instrument shall, after the Effective Time, be deemed to represent only the right to receive its pro rata portion of the Merger Consideration, and until such surrender and cancellation, no cash shall be paid to the holder of such outstanding certificate, note, warrant or other instrument in respect thereof. From and after the Effective Time, the holders of Existing Shares, Convertible Notes and Warrants outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Existing Shares, Convertible Notes or Warrants other than the right to receive the portion of the Merger Consideration as provided in this Agreement. The Surviving Corporation shall promptly after the Effective Time cause to be distributed to such holders appropriate materials to facilitate such surrender.

        (c) If payment is to be made to a Person other than the registered holder of the Existing Shares, Convertible Notes or Warrants represented by the certificate, note, warrant or other instrument so surrendered in exchange therefor, it shall be a condition to such payment that the certificate, note, warrant or other instrument so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Paying Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Existing Shares, Convertible Notes or Warrants or establish to the satisfaction of the Paying Agent that such tax has been paid or is not payable.

        (d) After the Effective Time, there shall be no further transfers on the stock transfer books of the Surviving Corporation of the Existing Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates representing Existing Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged for the cash amount provided for, and in accordance with the procedures set forth, in this Article II.

        (e) If any cash deposited with the Paying Agent for purposes of payment in exchange for Existing Shares, Convertible Notes, Warrants or Options remains unclaimed six months after the Effective Time, such cash shall be returned to the Surviving Corporation, upon demand, and any such holder who has not converted his Existing Shares, Convertible Notes, Warrant or Options into the cash amount or otherwise received the cash amount pursuant to this Agreement prior to that time shall thereafter look only to the Surviving Corporation for payment of the cash amount. Notwithstanding the foregoing, the Surviving Corporation shall not be liable to any holder of Existing Shares, Convertible Notes, Warrants or Options for any amount paid to a public official pursuant to applicable unclaimed property laws. Any amounts remaining unclaimed by holders of Existing Shares, Convertible Notes, Warrants or Options, seven (7) years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Authority) shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

        (f) Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.4 to pay for Existing Shares for which dissenter's rights have been perfected shall be returned to the Surviving Corporation, upon demand.

        (g) No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate for Existing Shares.

        (h) In the event that any certificate, note, warrant or other instrument representing the Existing Shares, Convertible Notes, or Warrants shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate, note, warrant or other instrument to be lost, stolen or destroyed and, if required by the Company, the posting by such holder of a bond in such reasonable amount as the Company may direct as indemnity against any claim that may be made against it with respect to such certificate, note, warrant or other instrument, the Paying Agent will issue in exchange for and in lieu of such lost, stolen or destroyed Existing Share certificate the cash amount, and unpaid dividends and distributions on Existing Shares deliverable in respect thereof pursuant to this Agreement and the Merger.

    2.4. DISSENTING SHARES. Notwithstanding Section 2.2, Existing Shares which are issued and outstanding immediately prior to the Effective Time and which are held by a holder who has not voted such shares of capital stock of the Company in favor of the Merger and who has delivered a written demand for relief as a dissenting stockholder in the manner provided by DGCL and who, as of the Effective Time, shall not have effectively withdrawn or lost such right to relief as a dissenting stockholder ("Dissenting Shares") shall not be converted into a right to receive the pro rata portion of the Merger Consideration. The holders thereof shall be entitled only to such rights as are granted by Section 262 of DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such Dissenting Shares pursuant to Section 262 of DGCL shall receive payment therefor from the Surviving Corporation in accordance with DGCL; PROVIDED, HOWEVER, that if any such holder of Dissenting Shares (i) shall have failed to establish his entitlement to relief as a dissenting stockholder as provided in
Section 262 of DGCL, (ii) shall have effectively withdrawn his demand for relief as a dissenting stockholder with respect to such Dissenting Shares or lost his right to relief as a dissenting stockholder and payment for his Dissenting Shares under Section 262 of DGCL or (iii) shall have failed to file a complaint with the appropriate court seeking relief as to determination of the value of all Dissenting Shares within the time provided in Section 262 of DGCL, such holder shall forfeit the right to relief as a dissenting stockholder with respect to such Dissenting Shares and each such Dissenting Share shall be converted into the right to receive the appropriate cash amount, without interest thereon, from the Surviving Corporation as provided in Section 2.2. The Company shall give Recap prompt notice of any demands received by the Company prior to the Effective Time for relief as a dissenting stockholder, and Recap shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Recap, make any payment with respect to, or settle or offer to settle, any such demands.

    2.5.  STOCK OPTIONS.

        (a) Except as may be otherwise agreed to in writing between Recap and the holder of any Rollover Options, each Option that has an exercise price of equal to or greater than the cash amount payable in the Merger per share of Common Stock shall be cancelled at the Effective Time without any payment or other consideration therefor.

        (b) At the Effective Time, all other Options (other than the Rollover Options) shall be cancelled and, in lieu thereof, as soon as reasonably practicable after the Effective Time, each holder of such Options shall receive a cash payment from the Paying Agent equal to the excess of the aggregate cash amount that would be paid with respect to the shares of Common Stock subject to such Options, if the Options were exercised, over the aggregate exercise price with respect to such Options, as reduced by any required withholding of taxes. The Rollover Options at the Effective Time shall survive the Closing and the Surviving Corporation shall assume all the rights, liabilities and obligations of such Rollover Options in accordance with the respective Stock Option Plan or any successor or replacement stock option plan of the Surviving Corporation.

        (c) Prior to the Effective Time, the Company shall (i) take all reasonable steps necessary to make any amendments to the terms of such Stock Option Plans, individual Option agreement or Option that are necessary to give effect to the transactions contemplated by this Agreement, and (ii) use all reasonable and necessary efforts to obtain at the earliest practicable date all written consents (if necessary) from holders of Options to effect the cancellation of such holder's Options to take effect at the Effective Time.

        (d) At or prior to the Effective Time, the Company shall take all reasonable and necessary action to fully advise the holders of Options of their respective rights under this Agreement, the Options and the respective Stock Option Plan, to facilitate the timely exercise of such rights and obligations to effectuate the provisions of this Section 2.5. From and after the Effective Time, other than as expressly set forth in this Section 2.5 or any written agreement between Recap and the holder of the Rollover Options, no holder of Options shall have any rights in respect of such Options, other than to receive the pro rata portion of the Merger Consideration for such Options in the manner described in this Section 2.5. The surrender of any Option or the receipt of the pro rata portion of the Merger Consideration by such holder of an Option shall be deemed a release of any and all rights the holder of such Option had or may have had in respect of such Option.

    2.6.  WARRANTS.

        (a) Each Warrant that has an exercise price of equal to or greater than the cash amount payable per share of Common Stock shall be cancelled at the Effective Time without payment or other consideration.

        (b) Any right to receive a Warrant pursuant to the Series B Preferred Stock, the Series D Preferred Stock or Convertible Notes shall be cancelled at the Effective Time.

        (c) Immediately prior to the Effective Time, all other outstanding Warrants (other than any Warrants (or right to receive a Warrant) that are governed by Sections 2.6 (a) and (b) above), shall be cancelled and, in lieu thereof, as soon as reasonably practicable as of or after the Effective Time, the holders of such Warrants shall receive a cash payment from the Paying Agent equal to the excess of the aggregate cash amount that would be paid with respect to the Existing Shares subject to such Warrants, if the Warrants were exercised, over the aggregate exercise price with respect to such Warrants, as reduced by any required withholding of taxes.

        (d) Prior to the Effective Time, the Company shall (i) take all reasonable steps necessary to cause the Warrants, if any, to be terminated on or prior to the Effective Time and to otherwise make any amendments to the terms of such Warrants that are necessary to give effect to the transactions contemplated by this Agreement, and (ii) use all reasonable and necessary efforts to obtain at the earliest practicable date all written consents from holders of Warrants to effect the cancellation of such holder's Warrants to take effect at the Effective Time.

        (e) Notwithstanding any provision in this Section 2.6 to the contrary, Warrants held by two members of management of the Company that do not exceed an aggregate value of $155,000 may not be cancelled in the Merger and may remain outstanding as continuing obligations of the Surviving Corporation.

                                  ARTICLE III.
                                    CLOSING

    3.1.  CLOSING. The closing of the Merger (the "Closing") shall take place
(i) at the offices of Irell & Manella LLP, 333 South Hope Street, Los Angeles, California at 9:00 A.M. (Los Angeles time) on the Business Day on which the parties hereto designate as the closing date following the fulfillment or waiver of the conditions set forth in Article IX hereof in accordance with this Agreement or (ii) at such other place and time and/or on such other date as the Company and Recap may agree.

                                  ARTICLE IV.
                    CERTIFICATE OF INCORPORATION AND BYLAWS;
              OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

    4.1. THE CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Company (the "Certificate") in effect at the Effective Time shall be amended and restated as of the Effective Time and shall be the Certificate of Incorporation of the Surviving Corporation, until duly amended in accordance with the terms thereof and the DGCL.

    4.2. THE BYLAWS. The Bylaws of Recap in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with the terms thereof and the DGCL.

    4.3. OFFICERS AND DIRECTORS. From and after the Effective Time, the directors of the Surviving Corporation shall be as set forth on SCHEDULE 4.3 attached hereto, and the officers of the Company at the Effective Time, shall be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws.

                                   ARTICLE V.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as set forth in the corresponding sections of the Disclosure Schedules, the Company hereby represents and warrants to Recap as follows:

    5.1. ORGANIZATION, STANDING AND AUTHORITY. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing in the states of the United States and any foreign jurisdictions where its respective ownership or leasing of property or assets or the conduct of its business requires it to be so qualified, except as set forth on SCHEDULE
5.1. The Company has made available to Recap a complete and correct copy of the certificate of incorporation, bylaws or other organizational documents, each as amended to date, of each of the Company and its Subsidiaries. Each of the certificates of incorporation, bylaws or other organizational documents so made available is in full force and effect. The corporate records and minute books of the Company and its Subsidiaries reflect all material action taken and authorizations made at meetings of such companies' boards of directors or any committees thereof and at any stockholders' meetings thereof.

    5.2.  SUBSIDIARIES.

        (a) (i) The Company has provided in SCHEDULE 5.2 a list of the true, accurate and complete legal names, jurisdiction of incorporation or organization and foreign qualification of each of the Company and its Subsidiaries, (ii) no equity securities of any of its Subsidiaries are or may become required to be issued (other than to it or its wholly-owned Subsidiaries) by reason of any options, warrants, or otherwise, (iii) except as set forth on SCHEDULE 5.2, there are no contracts, commitments, understandings or arrangements by which any of such Subsidiaries is or may be bound to sell or otherwise transfer any equity securities of any such Subsidiaries (other than to it or its wholly-owned Subsidiaries), and (iv) except as set forth on SCHEDULE 5.2, there are no contracts, commitments, understandings, or arrangements relating to the Subsidiary's rights to vote or to dispose of such securities.

        (b) Except as provided in SCHEDULE 5.2, the Company does not own beneficially, directly or indirectly, any equity securities or similar interests of any Person, or any interest in a partnership, limited liability company, joint venture or other entity or organization, other than its Subsidiaries.

    5.3. COMPANY CAPITAL STOCK. As of October 19, 1999, the authorized capital stock of the Company consists solely of 50,000,000 shares of Common Stock, of which 21,095,087 are issued and outstanding and 30,000,000 shares of Preferred Stock of which the following series are authorized, issued and outstanding:

                         SHARES      SHARES ISSUED
       SERIES          AUTHORIZED   AND OUTSTANDING
---------------------  ----------   ---------------
A....................        100             100
B....................     70,000             -0-
C....................        100             -0-
D....................  2,000,000       1,628,663

As of the date hereof, except for such shares as may be repurchased by the Company as contemplated by Section 7.18 of this Agreement, no shares of Common Stock or Preferred Stock were held in treasury by the Company or otherwise beneficially owned by the Company or its Subsidiaries. The outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable, subject to no preemptive rights, and were not issued in violation of any preemptive rights. Except as set forth in SCHEDULE 5.3, each of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized, and validly issued and are fully paid and non-assessable and not subject to any preemptive right and owned, either directly or indirectly, by the Company free and clear of all Encumbrances. Except as set forth in SCHEDULE 5.3, there are no pre-emptive rights or outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of the Company or any of its Subsidiaries. Except as disclosed in SCHEDULE 5.3, the Company does not have shares subject to repurchase in the event certain performance targets have not been met (the 'Company Performance Shares'). SCHEDULE 5.3 also sets forth the number and type of the equity securities of the Company or its Subsidiaries that will be issued, in accordance with and subject to any and all earn-out payment or other obligations of the Company.

    5.4. CORPORATE POWER. The Company and its Subsidiaries each has the corporate power and authority to carry on its business as it is now being conducted and to own all its properties and assets. Except as set forth in
SCHEDULE 5.4, subject to receipt of the requisite approval of the Merger by the holders of its capital stock and the holders of the Convertible Notes entitled to vote thereon, this Agreement and the transactions contemplated hereby and thereby have been authorized by all necessary corporate action of the Company and the Company Board on or prior to the date hereof. This Agreement has been duly executed and delivered by the Company and is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

    5.5.  CONSENTS AND APPROVALS; NO DEFAULTS.

        (a) No consents or approvals of, or filings or registrations with, any Governmental Entity or with any third party are required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution, delivery or performance by the Company of this Agreement or to consummate the Merger except for (i) filings of applications, registrations, statements, reports or notices (and expiration of any applicable notice periods) with the United States Department of Justice, the Federal Trade Commission, NASD, the SEC and state securities authorities, (ii) the requisite approval of this Agreement by the holders of the capital stock of the Company and the holders of the Convertible Notes entitled to vote thereon, (iii) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL and (iv) consents, approvals, filings, or registrations listed on SCHEDULE 5.5(a) or which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

        (b) Subject to receipt of the approvals referred to in the preceding paragraph, and the expiration of related waiting periods, except as set forth in
SCHEDULE 5.5(b), the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, and compliance with the provisions hereof do not and will not (i) violate, or conflict with, or result in any breach of the terms, conditions, or provisions of the respective charter, bylaws or other organizational documents of the Company and each of its Subsidiaries; (ii) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, cancellation, modification or acceleration of the performance required by or a loss of a material benefit under, or result in the creation or imposition of (or the obligation to create or impose) any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any material agreement, indenture, note, bond, mortgage, deed of trust, undertaking, permit, lease, franchise, license or other instrument to which the Company is a party or by which it or any of its properties or assets may be bound or affected; or (iii) to the knowledge of the Company, violate any Law or Order applicable to the Company, except for any such violation, conflict, breach, default, event, right or Encumbrance which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (c) SCHEDULE 5.5(c) contains a list of all Approvals of Governmental Entities that, to the knowledge of the Company, are required to be given or obtained by the Company from any and all Governmental Entities in connection with the consummation of the transactions contemplated by this Agreement, except where the failure to be given or obtain such Approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

        (d) SCHEDULE 5.5(d) contains a list of all non-governmental Approvals that, to the knowledge of the Company, are required to be given or obtained by the Company from any and all third parties in connection with the consummation of the transactions contemplated by this Agreement, except where the failure to give or obtain such Approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

    5.6.  FINANCIAL REPORTS AND REGULATORY DOCUMENTS.

        (a) The Company has heretofore delivered or made available to Recap a complete and correct copy of each registration statement, offering circular relating to the offering of securities, report, proxy statement, schedule or information statement prepared by it or any of its Subsidiaries since December 31, 1996, including, without limitation, (A) any Annual Reports on Form 10-K, and (B) any Quarterly Reports on Form 10-Q, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "SEC Reports"). As of their respective dates or, if amended, as of the date of the last such amendment prior to the date of this Agreement, the Company's SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the Subsidiaries is required to file any forms, reports or other documents with the SEC. Except as set forth on SCHEDULE 5.6, each of the Company's consolidated balance sheets included in or incorporated by reference into its SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of the Company as of its date and each of the consolidated statements of income, cash flows and stockholders' equity included in or incorporated by reference into its SEC Reports (including any related notes and schedules) fairly presents the consolidated results of operations, retained earnings and cash flows, as the case may be, of the Company for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments), in each case in accordance with GAAP (except, in the case of unaudited statements, as permitted by applicable instructions or regulations of the SEC relating to the preparation of quarterly reports on Form 10-Q) consistently applied through the periods indicated.

        (b) Each of the Company and its Subsidiaries has timely filed all notices, reports, registrations, schedules and statements, together with any amendments required to be made with respect thereto, that they were required to file with the United States Department of Justice, the Federal Trade Commission, NASD, the SEC and state securities authorities and all other material reports and statements required to be filed by it with any Governmental Entity, including, without limitation, any report or statement required to be filed pursuant to the laws of the United States, and has paid all fees and assessments due and payable in connection therewith, except where the failure to file or pay such fees or expenses would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company.

        (c) Since June 30, 1999, the Company and its Subsidiaries have not incurred any material liability other than in the ordinary course of business consistent with past practice.

        (d) Except as disclosed in the Company SEC Reports, in SCHEDULE 5.6, or as contemplated by this Agreement, since June 30, 1999 to the date hereof, the Company's business has been conducted in the ordinary course, and there has not been any:

        (i) adverse and material change in the condition (financial or otherwise), results of operations, assets, liabilities, prospects or business of the Company;

        (ii) amendment to the Company's or any of the Company's Subsidiaries' charter, bylaws or other organizational documents;

        (iii) sale, assignment, disposition, transfer, pledge, mortgage or lease of any material assets primarily used or held for use in the Company's business;

        (iv) incurrence of any Indebtedness, other than accounts payable arising in the ordinary course of business, consistent with past practice, and other than under the existing revolving credit facility in the ordinary course of business;

        (v) material reduction in any cash or short-term investments or their equivalent, other than to meet cash needs arising in the ordinary course of business, consistent with past practices;

        (vi) sale, assignment, disposition, transfer, pledge, mortgage or lease of any material Owned Real Estate or Leased Real Estate;

        (vii) increase in the compensation or fringe benefits payable or to become payable to any officers or salaried employees of the Company, other than routine increases made in the ordinary course of business and consistent with past practice or as required by law or under any existing agreements heretofore disclosed to Recap;

        (viii) issuance, sale or disposition of any capital stock or other equity interest in the Company or options, warrants or other rights to purchase any such capital stock or equity interest or any securities convertible into or exchangeable for such capital stock or equity interest or any other change in the issued and outstanding capitalization of the Company;

        (ix) any amendment, alteration or modification in the terms of any currently outstanding options, warrants or other rights to purchase any capital stock or equity interest in the Company or any securities convertible into or exchangeable for such capital stock or equity interest, including without limitation any reduction in the exercise or conversion price of any such rights or securities, any change to the vesting or acceleration terms of any such rights or securities, or any change to terms relating to the grant of any such rights or securities;

        (x) declaration or payment of any dividend or other distribution, or the transfer of any assets, by the Company to any stockholders of the Company, or any redemption, repurchase or other acquisition by the Company of its capital stock, except in the ordinary course of business;

        (xi) change by the Company in any of its accounting principles, methods or practices, including any change in its policies with respect to reserves (whether for bad debts, contingent liabilities or otherwise), any change in depreciation or amortization policies or rates or any change in the policies pertaining to the recognition of accounts receivable or the discharge of accounts payable;

        (xii) changes in the business policies (including advertising, investment, marketing, pricing, purchasing, production, personnel, sales or budgeting) or organization of the Company, or the Company's relationships with dentists, hygienists, technicians, employees, suppliers, agents, servicers or customers that are material to the Company, except for changes that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company;

        (xiii) closure, shut down or other elimination of any of the Company's offices, franchises or any other change in the character of its business, properties or assets, except, for closures, shut downs, or other eliminations that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company;

        (xiv) loan or advance to or other such agreement with any of its stockholders, officers, directors, employees, agents, consultants or other Representatives, except in the ordinary course of business, consistent with past practice;

        (xv) damage, destruction or loss with respect to any of the properties or assets of the Company that would have a Material Adverse Effect; or

        (xvi)  agreement to do, cause or suffer any of the foregoing.

    5.7. DISCLOSURE DOCUMENTS. The proxy statement on Schedule 14A in respect of the Special Meeting of the Company's stockholders to vote upon the Merger (the "Company Proxy Statement") to be filed with the SEC in connection with the Merger will not, at the date it is first mailed to stockholders of the Company or at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act. No representation is made by the Company with respect to statements made in the Company Proxy Statement based on information supplied by Recap for inclusion therein.

    5.8. LITIGATION. Except as set forth in SCHEDULE 5.8, there are no Actions pending or, to the knowledge of the Company, claims threatened against the Company, at law or in equity, and there is no investigation or proceeding pending or, to the knowledge of the Company, threatened before or by any Governmental Entity nor is there any currently effective Order against the Company, except for any such Actions, claims, investigations, proceedings or Orders that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SCHEDULE 5.8 identifies those pending or, to the knowledge of the Company, threatened claims listed therein which (i) may not be covered by third party insurance or (ii) with respect to which the insurance carrier has denied coverage or has advised the Company that it is defending such claim under reservation of rights or (iii) for which the Company is self-insured.

    5.9.  REGULATORY MATTERS.

        (a) Except as set forth on SCHEDULE 5.9, neither the Company nor any of its Subsidiaries or any of their properties is a party to or is subject to any order, decree, agreement, memorandum of understanding or similar arrangement with or a commitment letter or similar submission to, or extraordinary supervisory letter from, any Governmental Entity.

        (b) Except as set forth on SCHEDULE 5.9, neither the Company nor any of its Subsidiaries has been advised by any Governmental Entity that such Governmental Entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter or similar action.

    5.10.  COMPLIANCE WITH LAWS.

        (a)  Except as set forth in SCHEDULE 5.10, the Company and each of its
Subsidiaries: (i) is in material compliance with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto or to the business of the Company and its Subsidiaries or to the employees conducting such businesses; (ii) has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Entities that are required in order to permit them to own or lease their properties and to conduct their businesses as presently conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the Company's knowledge, no suspension or cancellation of any of them is threatened; and (iii) has not received any notification or communication from any Governmental Entity (a) asserting that the Company or any of its Subsidiaries is not in compliance with any of the statutes, regulations or ordinances which such Governmental Entity enforces or (b) threatening to revoke any license, franchise, permit or governmental authorization (nor, to the Company's knowledge, do any grounds for any of the foregoing exist).

        (b) The terms and conditions set forth in the management agreements between the Company or its Subsidiaries and the dental practices managed by such entities comply in all material respects with applicable laws, rules, regulations and other applicable authorities relating to such agreements, including but not limited to laws, rules, regulations and other applicable authorities relating to the corporate practice of dentistry, fee-splitting, kickbacks, referral fees, and patient brokering and those relating to such practices.

    5.11.  MATERIAL CONTRACTS; DEFAULTS.

        (a) SCHEDULE 5.11 lists (a) all contracts or commitments that provide for the aggregate payments to or from the Company in excess of Five Hundred Thousand Dollars ($500,000) per contract per annum which cannot or in reasonable probability will not be completed within ninety (90) days from the Closing Date or cannot be terminated within ninety (90) days from the Closing Date without the payment of a penalty or the equivalent thereof in excess of Two Hundred Fifty Thousand Dollars ($250,000) or can be terminated by the other party thereto within ninety (90) days from the Closing Date; (b) all contracts or commitments affecting ownership of, title to, use of, or any interest in material real property; (c) all bonuses, incentive compensation, pension, group insurance, or employee welfare plans of any nature whatsoever that provides for aggregate payments from the Company in excess of Five Hundred Thousand Dollars ($500,000) per annum; (d) all documents evidencing any Indebtedness in excess of Two Hundred Fifty Thousand Dollars ($250,000) to or from the Company; (e) all other contracts or commitments providing for payments based in any manner upon the sales, fees, services, purchases or profits in excess of Five Hundred Thousand Dollars ($500,000) per annum; (f) all contracts or commitments, whether in the ordinary course of business or not, which involve future payments, earnouts, performance of services or delivery of goods, equipment or supplies to or by the Company of an aggregate amount or value in excess of Two Hundred Fifty Thousand Dollars ($250,000); (g) all business acquisition agreements, merger agreements (whether by sale of assets, consolidation, reorganization or otherwise), management services agreements, agency, dealership, license or royalty agreements, nondisclosure agreements, non-compete agreements, partnership, joint-venture agreements and commission agreements that require continuing or future payments by the Company in excess of Two Hundred Fifty Thousand Dollars ($250,000) entered into since January 1, 1999; (h) all agreements between the Company and any five percent (5%) or greater stockholder, any executive officer, director, Affiliate or any member of the immediate family of any of the foregoing persons of the Company; (i) all other material agreements and commitments with respect to intellectual property; (j) all material contracts to indemnify or share tax liability or sharing of fees, rebating charges or similar arrangements; and (k) all other agreements and commitments the absence or termination of which would have a Material Adverse Effect on the Company; PROVIDED THAT SCHEDULE 5.11 shall not include any leases for tangible personal property requiring monthly payments of less than Fifty Thousand Dollars ($50,000) or any contract between a Subsidiary of the Company and any provider or third party payor regarding payment for the provisions of professional dental services that are made in the ordinary course of business. Copies of all of the agreements, contracts and arrangements referred to in this Section have been heretofore made available to Recap.

        (b) Except as set forth in SCHEDULE 5.11, (i) the Company is not, and to the knowledge of the Company no other party is, in violation of any contract listed on said SCHEDULE 5.11 or in default with respect thereto, except for such violation or default that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company; (ii) each contract listed on said Disclosure Schedule is a valid, binding and enforceable obligation of the Company and, to the knowledge of the Company, the other parties thereto and is in full force and effect, except where the failure to be valid, binding, enforceable and in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, and (iii) none of the contracts listed on such SCHEDULE 5.11 contains provisions that upon a change in control of the Company would have a Material Adverse Effect on the Company.

    5.12. NO BROKERS. No action has been taken by the Company that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement.

    5.13. ABSENCE OF UNDISCLOSED LIABILITIES. Except as accrued on the balance sheet of the Company and/or its Subsidiaries at December 31, 1998 included in Form 10-K (the "Balance Sheet") or set forth in the notes thereto, and except as set forth in SCHEDULE 5.13, the Company and its Subsidiaries do not have any liability (whether absolute, accrued, contingent, or otherwise, matured or unmatured, and whether due or to become due), which liability is required (or would be required had such liabilities existed at December 31, 1998) to be reflected on the Balance Sheet or the notes thereto in accordance with GAAP, except for liabilities and obligations incurred since December 31, 1998 in the ordinary course of business and consistent with past practice which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

    5.14.  EMPLOYEE BENEFIT PLANS.

        (a) All benefit and compensation plans, contracts, policies or arrangements covering current employees or former employees of the Company and its Subsidiaries (collectively, the "Company Employees") and current or former directors of the Company, including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of ERISA, and deferred compensation, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans (collectively, the "Company Benefit Plans"), are disclosed in
SCHEDULE 5.14. True and complete copies of all the Company Benefit Plans, including, but not limited to, any trust instruments and insurance contracts forming a part of any the Company Benefit Plans, and all amendments thereto have been provided or made available to the other parties hereto.

        (b) Except as set forth in SCHEDULE 5.14, all employee benefit plans, other than "multiemployer plans" within the meaning of Section 3(37) of ERISA, covering the Company Employees (the "Company Plans"), have been administered in all material respects in compliance with their terms and with all applicable laws, to the extent subject to ERISA, including without limitation, ERISA and the Code. The Company is not a party to any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (the "Company Pension Plan") and which is a defined benefit plan as defined in Section 3(35) of ERISA. With respect to the employee benefit plan intended to qualify under Section 401 of the Code, the Internal Revenue Service has issued a favorable determination letter, a true and correct copy of which has been provided to Recap, that such plan is, and each such plan in fact is, qualified and exempt from federal income taxes. Except as set forth in SCHEDULE 5.14, there is no pending or, to the knowledge of the Company, threatened litigation relating to any Company Plan. Except as set forth in SCHEDULE 5.14, there are no audits, inquiries, reviews, proceedings, claims or demands pending with any governmental or regulatory agency. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any Company Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any of its Subsidiaries to a material tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

        (c) No material liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated 'single-employer plan', within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). Neither the Company, any of its Subsidiaries nor an Affiliate has contributed to a "multiemployer plan", within the meaning of
Section 3(37) of ERISA. No notice of a "reportable event", within the meaning of
Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any the Company Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof or will be required to be filed in connection with the transactions contemplated by this Agreement.

        (d) All contributions required to be made under the terms of any the Company Plan have been timely made or have been reflected on the consolidated financial statements of the Company referred to in Section 5.6. Neither any the Company Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of
Section 412 of the Code or Section 302 of ERISA, and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its Subsidiaries has provided, or is required to provide, security to any Company Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

        (e) Under each Company Pension Plan which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities", within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Company Plan's most recent actuarial valuation), did not exceed then current value of the assets of such Company Plan, and there has been no material change in the financial condition of such Company Plan since the last day of the most recent plan year.

        (f) Neither the Company nor any of its Subsidiaries has any material obligations for retiree health and life benefits under any Company Benefit Plan. The Company or its Subsidiaries may amend or terminate any such Company Benefit Plan at any time without incurring any material liability thereunder.

        (g) Except as contemplated by this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) entitle any employees of the Company or any of its Subsidiaries to severance pay, (ii) accelerate the time of payment or vesting or trigger any payment of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Company Benefit Plans or (iii) result in any breach or violation of, or a default under, any of the Company Benefit Plans. Without limiting the foregoing, as a result of the consummation of the transactions contemplated by this Agreement, neither the Company nor any of its Subsidiaries will be obligated to make a payment to an individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future. Except as set forth on SCHEDULE 5.14, there is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any of its affiliates that would obligate the Company to make any payments that will not be fully deductible by virtue of Section 162(m) of the Code.

    5.15.  LABOR AND EMPLOYMENT MATTERS.

        (a) Except as set forth on SCHEDULE 5.15, neither the Company nor any of its Subsidiaries is a party to or is bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is the Company or any of its Subsidiaries the subject of a proceeding asserting that it or any such Subsidiary has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel the Company or any such Subsidiary to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving it or any of its Subsidiaries pending or, to the Company's knowledge, threatened, nor is the Company aware of any activity involving its or any of its Subsidiaries' employees seeking to certify a collective bargaining unit or engaging in other organizational activity.

        (b) SCHEDULE 5.15 is an accurate list of each employment contract of the Company which provides for aggregate annual payments of more than $200,000 for personal services or employment which is not terminable on 30 days (or less) notice by the Company without penalty or obligation to make payments related to such termination. Except in accordance with the contracts, agreements, plans or programs identified in SCHEDULE 5.15, no individual will accrue or receive material additional benefits, service or accelerated rights to payment of benefits as a result of the transactions contemplated by this Agreement (either alone or combined with any other event or transaction).

        (c) The Company is in compliance in all material respects with all applicable Laws relating to the employment of labor, including those related to wages, hours, occupational safety and health, plant closings and mass layoffs, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate Governmental Entities, and there has been withheld and paid to the appropriate Governmental Entities, or there is being held for payment not yet due to such Governmental Entities, all amounts required to be withheld from the employees of the Company, and the Company is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing except for such failures which would not, individually or in the aggregate, be expected to have a Material Adverse Effect on the Company.

        (d) As of the date hereof, and except as set forth in SCHEDULE 5.15, there is no (i) unfair labor practice complaint against the Company pending before the National Labor Relations Board or any other federal, state, local or foreign agency; (ii) pending labor strike, work stoppage, work slow down or lockout affecting the Company; (iii) pending material grievance or unfair dismissal proceeding relating to the Company; (iv) material claim by employees of the Company alleging discrimination under any federal, state or local law or constitution, including claims of discrimination or retaliation based on race, color, creed, age, sex, sexual orientation, national origin, religion or disability; (v) other material claims affecting the Company relating to employment, including those based on statute, contract or tort; (vi) pending representation question or union organizing activities respecting a significant number of the employees of the Company; or (vii) to the knowledge of the Company, threat, investigation, charge or complaint with regard to any of the foregoing relating to the Company.

    5.16. YEAR 2000 COMPLIANCE. Except as set forth on SCHEDULE 5.16, (i) the computer software and related hardware of the Company and its Subsidiaries (the "Company Computer System") used for the storage and processing of data are, or will be prior to the year 2000, Year 2000 Compliant; (ii) to the actual knowledge of the Company, all of the suppliers, customers and third party providers of the Company are, or will be prior to the year 2000, Year 2000 Compliant; and (iii) the Company is taking or has taken all commercially reasonable and appropriate action to address and remedy any deficiencies in the Company Computer System which would keep it from becoming Year 2000 Compliant. As used herein, 'Year 2000 Compliant' shall mean the ability of the Company Computer System, to provide the following functions, without human intervention, individually and in combination with other products or systems: (i) consistently handle, record, store, process and present dates and date-related information before, during and after January 1, 2000, including but not limited to accepting date input, performing calculations on dates or portion of dates, and providing date output; (ii) function accurately in accordance with the published specifications and without undue interruption, before, during, and after January 1, 2000 (including leap year computations) without any adverse change in operation associated with the advent of the year 2000; (iii) respond to two-digit or four-digit dates and date-related input in a way that resolves any ambiguity as to the year 2000 in a disclosed, defined and predetermined manner, and store and provide output of dates and date-related information in ways that are unambiguous as to the year 2000; and (iv) suitably interact with other software and related hardware in a way which does not compromise its year 2000 compliance capability.

    5.17.  ENVIRONMENTAL MATTERS.

        (a) Except as set forth on SCHEDULE 5.17, the Company and each of its Subsidiaries has complied at all times in all material respects with applicable Environmental Laws; (i) no real property (including buildings or other structures) currently or formerly owned, leased or operated by the Company or any of its Subsidiaries has been contaminated with, or has had any release of, any Hazardous Substance that the Company would reasonably be expected to be liable for any potential material investigation, clean-up, claims or material liability from such real property; (ii) neither the Company nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) neither the Company nor any of its Subsidiaries has received any notice, demand letter, claim or request for information alleging any material violation of, or material liability under, any Environmental Law; (iv) neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other agreement with any Governmental Entity or any third party relating to any Environmental Law; (v) to the best of the Company's knowledge, there are no circumstances or conditions (including the presence of asbestos, underground storage tanks, lead products, polychlorinated biphenyls, prior manufacturing operations, dry-cleaning, or automotive services) involving any currently or formerly owned or operated property of the Company or any of its Subsidiaries, that could reasonably be expected to result in any material claims, liability or investigations against the Company or any of its Subsidiaries or result in any material restrictions on the ownership, use, or transfer of any property pursuant to any Environmental Law; and (vi) the Company has delivered to Recap copies of all environmental reports, studies, sampling data, correspondence, filings and other environmental information in its possession or reasonably available to it relating to the Company, any Subsidiary of the Company and any currently or formerly owned, leased or operated property.

        (b) As used herein, the term "Environmental Law" means any federal, state or local law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (i) the protection or restoration of the environment, health, safety, or natural resources, (ii) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (iii) noise, odor, wetlands, indoor air, pollution, contamination or any injury or threat of injury to persons or property in connection with any Hazardous Substance and the term "Hazardous Substance" means any substance in any concentration that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is or may be the subject of regulatory action by any Governmental Entity in connection with any Environmental Law.

    5.18.  TAX MATTERS.

        (a) (i) All Tax Returns that are required to be filed (taking into account any extensions of time within which to file) by or with respect to the Company and its Subsidiaries have been duly filed, (ii) all Taxes due have been paid in full, (iii) all deficiencies asserted or assessments made as a result of such examinations have been paid in full, (iv) no issues that have been raised by the relevant taxing authority in connection with the examination of any of the Tax Returns referred to in clause (i) are currently pending, and (v) no waivers of statutes of limitation have been given by or requested with respect to any Taxes of the Company or its Subsidiaries. The Company has made available to Recap true and correct copies of the United States federal income Tax Returns filed by the Company and its Subsidiaries for each of the three most recent fiscal years ended on or before December 31, 1998. Neither the Company nor any of its Subsidiaries has any liability with respect to income, franchise or similar Taxes that accrued on or before the end of the most recent period covered by the Company SEC Reports filed prior to the date hereof in excess of the amounts accrued with respect thereto that are reflected in the financial statements included in the Company SEC Reports filed on or prior to the date hereof. Except as set forth on SCHEDULE 5.18, neither the Company nor any of its Subsidiaries is a party to any Tax allocation or sharing agreement, is or has been a member of an affiliated group filing consolidated or combined Tax returns (other than a group the common parent of which is or was the Company) or otherwise has any liability for the Taxes of any person (other than the Company and its Subsidiaries).

        (b) Except as set forth on SCHEDULE 5.18, no Tax is required to be withheld pursuant to Section 1445 of the Code as a result of the transfer contemplated by this Agreement.

    5.19. BOOKS AND RECORDS. The books and records of the Company and its Subsidiaries have been fully, properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein, and they fairly present the financial position of the Company and its Subsidiaries.

    5.20. INSURANCE. SCHEDULE 5.20 lists all of the insurance policies, binders, or bonds maintained by the Company or its Subsidiaries ('Insurance Policies'). The Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent for its business, operations, properties and assets. All the Insurance Policies are in full force and effect; the Company and its Subsidiaries are not in material default thereunder; and all claims thereunder have been filed in due and timely fashion. No material claim by the Company on or in respect of an insurance policy or bond has ever been declined or refused by the relevant insurer or insurers. Between the date hereof and the Closing Date, the Company will maintain the levels of insurance coverage in effect on the date hereof and will submit all claims existing prior to the Closing Date to its insurance carrier on or before the Closing Date.

    5.21. ASSETS.

        (a) Except as indicated in SCHEDULE 5.21, the Company holds title to or a leasehold, consignment or license in each item of material tangible personal property owned by or in the possession of the Company. Except as indicated in
SCHEDULE 5.21 or on the Balance Sheet or the notes thereto:

        (i) each item of tangible personal property listed in the fixed asset ledger of the Company as being owned is owned by the Company, and will at the Closing be owned by the Company, free and clear of all Encumbrances except for Permitted Encumbrances; and

        (ii) the Company is not in default with respect to any term or condition of any lease of personal property, nor has any event occurred which through the passage of time or the giving of notice, or both, would result in such a default, in each case except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and

        (iii) except for such items of equipment as are undergoing repair or refurbishment or are being held for replacement, in each case in the ordinary course of business and consistent with past practice, and except to the extent that no material liability will be incurred in restoring equipment to reasonable operating condition, all of the equipment (including tools, operating and office supplies, and computer hardware and softwares) owned or leased or otherwise used by the Company are in reasonable operating condition and, subject to normal maintenance, are available for use.

        (b) All accounts receivable, unbilled invoices and other receivables of the Company due or recorded in the records and books of account of the Company as being due to the Company (less the amount of any provision or reserve therefor made in the records and books of account of the Company)
    (i) arose in the ordinary course of business, and (ii) are reasonably expected to be collectible.

        (c) Except as set forth in SCHEDULE 5.21, the values at which inventories of the Company are carried on the balance sheet as of December 31, 1998 referred to in Section 5.6 reflect the inventory valuation policy of the Company consistent with its past practice and in accordance with GAAP.

    5.22. STATEMENTS TRUE AND CORRECT. None of the information (including this Agreement) supplied or to be supplied by the Company or any of its Subsidiaries to any Governmental Entity in connection with the transactions contemplated hereby will, at the respective time such documents are supplied, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or omit to state any material fact necessary to correct any statement in any earlier communication to any Governmental Entity. All documents that the Company or any Subsidiary thereof is responsible for filing with any Governmental Entity in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law. Except as disclosed in this Agreement (including any Exhibit or Schedule) and such other documents and certificates, there is no fact known to the Company which constitutes a Material Adverse Effect on the Company.

    5.23. REGULATORY APPROVALS. Except as set forth on SCHEDULE 5.23 hereto, neither the Company nor any of its Subsidiaries has taken any action or has any knowledge of any fact or circumstance that is reasonably likely to materially impede or delay receipt of any consents of a Governmental Entity or result in the imposition of a condition or restriction.

    5.24.  REAL PROPERTY AND LEASEHOLDS.

        (a) SCHEDULE 5.24 lists and identifies all material parcels of real property currently owned in fee by the Company (the 'Owned Real Estate'). The Company holds marketable and legal title to each of the real properties constituting Owned Real Estate, free and clear of all Encumbrances, except for Permitted Encumbrances.

        (b) SCHEDULE 5.24 lists and identifies all material parcels of real property leased or subleased to the Company (collectively, the "Leased Real Estate"). Except as set forth on SCHEDULE 5.24, to the knowledge of the Company, the Company holds valid and subsisting leasehold interests to each of the leaseholds constituting Leased Real Estate, free and clear of all Encumbrances, except for Permitted Encumbrances.

        (c) With respect to each lease, master lease or sublease of any real estate described in SCHEDULE 5.24, except as set forth in SCHEDULE 5.24 and to the knowledge of the Company, the Company is not and no other party thereto is, in default with respect to any material term or condition thereof, nor has any event occurred that through the passage of time or the giving of notice, or both, would constitute a material default thereunder, except in each such case for such defaults as would not reasonably be expected to result in any adverse consequence that, individually or in the aggregate, would have a Material Adverse Effect on the Company.

        (d) Except as set forth on SCHEDULE 5.24 and to the knowledge of the Company, all the real property leases relating to the Leased Real Estate are in full force and effect (including those that have expired original terms and are continuing on a month-to-month or similar basis) and the Company is entitled to all the rights of a tenant thereunder, taking into account the consummation of the transactions contemplated by this Agreement. Except as set forth on SCHEDULE 5.24, no Action against the Company is pending or, to the knowledge of the Company, threatened in connection with any such real property leases, except for any Action (not involving the failure to pay rent) that is not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

    5.25. COMPANY ACTION. The Company Board or Special Committee has adopted resolutions recommending that this Agreement and the Merger be approved by its stockholders and note holders (as applicable) and directing that this Agreement and the Merger be submitted for consideration by its stockholders at the Special Meeting.

    5.26. TAKEOVER STATUTES. Except for Section 203 of the DGCL, no Takeover Statute applicable to the Company is applicable to the Merger, the Recapitalization or the other transactions contemplated hereby.

    5.27. EARN OUT PAYMENTS. SCHEDULE 5.27 sets forth a summary of the material terms of any and all earn out payment obligations of the Company, including but not limited to the payment of cash, the issuance of equity and incurring of Indebtedness by the Company. Such summary shall contain the identity of the party due such earn out payment, the amount of the payment, the transaction related to such earn out and the earn out performance thresholds.

    5.28. OPINION. The Special Committee has engaged Deutsche Bank Securities Inc. and has received the opinion of Deutsche Bank Securities Inc. to the effect that, as of the date of this Agreement, the cash consideration to be received in the Merger by the holders of the shares of Common Stock (other than the Rollover Holders) is fair to such holders from a financial point of view.

                                  ARTICLE VI.
                    REPRESENTATIONS AND WARRANTIES OF RECAP

    Recap hereby represents and warrants to the Company as follows:

    6.1. ORGANIZATION AND GOOD STANDING; AUTHORITY. Recap is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Recap and is a valid and legally binding obligation of it, enforceable against Recap in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

    6.2. ABSENCE OF CONFLICT. Subject to the receipt of the approvals set forth in SCHEDULE 6.2, the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, and compliance with the provisions hereof do not and will not (i) violate, or conflict with, or result in a breach of the terms, conditions, or provisions of the charter or bylaws of Recap; (ii) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event that, with the notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, cancellation, modification or acceleration of the performance required by or a loss of a material benefit under, or result in the creation or imposition of (or the obligation to create or impose) any Encumbrance upon any of the properties or assets of Recap under any of the terms, conditions or provisions of any material agreement, indenture, note, bond, mortgage, deed of trust, undertaking, permit, lease, franchise, license or other instrument to which Recap is a party or by which it or any of its properties or assets may be bound or affected; or (iii) to the knowledge of Recap, violate any Law or Order applicable to Recap, except for any such violation, conflict, breach, default, event, right or Encumbrance which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

    6.3. APPROVALS. SCHEDULE 6.3 contains a list of all Approvals of Governmental Entities which, to the knowledge of Recap, are required to be given or obtained by Recap from any and all Governmental Entities in connection with the consummation of the transactions contemplated by this Agreement, except where the failure to be given or obtain such Approvals, individually or in the aggregate, would not reasonable be expected to have a Material Adverse Effect.

    6.4. BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been conducted by Recap in such manner as not to give rise to, and the consummation of the transactions contemplated hereby will not give rise to, any valid claim against the Company or any of its directors, officers, stockholders or affiliates for a brokerage commission, finder's fee or other like payment to any person or entity.

    6.5. FINANCING. Recap will have at the Closing sufficient cash through a combination of committed capital from its investors (including, without limitation, equity cash contributions by GEI in the amounts contemplated by the Financing Letters (as defined below)) and financing from financial institutions, subject to the fulfillment of the conditions precedent to borrowings set forth in the Financing Letters, to enable it to pay the full Merger Consideration as provided herein, to make all other necessary payments by it in connection with the Merger (including the repayment of certain outstanding indebtedness of the Surviving Corporation, including the current senior credit facility of the Company and the Convertible Notes) and to pay all of the related fees and expenses (the "Financing"). The Company shall use all reasonable efforts to cooperate with and assist Recap in obtaining the Financing. The parties acknowledge that financing letters from the following Persons have been delivered to the Board of Directors of the Company: (i) Deutsche Bank Securities Inc. and (ii) Donaldson, Lufkin & Jenrette Securities Corporation (collectively, the "Financing Letters"). Notwithstanding anything in this Section 6.5 to the contrary, the Financing Letters delivered to the Board of Directors of the Company on or before the date of this Agreement may be superseded at the option of Recap after the date hereof but prior to the Effective Time by letters (the "New Financing Letters") delivered to the Board of Directors of the Company, which New Financing Letters shall be substantially similar to the Financing Letters, provided that the terms of the New Financing Letters shall not have any adverse effect upon the ability to consummate, or expand upon the conditions precedent to, the Financing as set forth in the Financing Letters. In such event, the term "Financing Letters" as used herein shall be deemed to refer to the New Financing Letters.

    6.6. STATEMENTS TRUE AND CORRECT. None of the information supplied or to be supplied by Recap or any of its Affiliates to the Company or any of its Affiliates in connection with any filing or communication with any Governmental Entity in connection with the transactions contemplated hereby will, at the respective time such documents are supplied, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or omit to state any material fact necessary to correct any statement in any earlier communication to or filing with any Governmental Entity. All documents that Recap or any of its Affiliates is responsible for filing with any Governmental Entity in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law.

                                  ARTICLE VII.
                                   COVENANTS

    7.1. CONDUCT OF BUSINESS PENDING CLOSING. Except for actions contemplated by subparagraphs below, the Company agrees that on and after the date hereof and prior to the Closing Date, except as otherwise consented to by Recap in writing (which consent shall not be unreasonably withheld), as set forth in SCHEDULE 7.1, or as otherwise contemplated by this Agreement:

        (a) The Company shall conduct its business in the ordinary course in all material respects;

        (b) The Company shall (i) discharge accounts payable and other current liabilities and obligations of the Company in accordance with past practice, and
(ii) discharge on a timely basis in accordance with past practice any and all liabilities as and to the extent such liabilities or any portion thereof become due prior to the Closing; PROVIDED, HOWEVER, that the Company shall not prepay, redeem or repurchase any Indebtedness or other obligations that are not due and payable prior to the Closing other than as contemplated by this Agreement or pursuant to its existing revolving credit facility in the ordinary course of business;

        (c) The Company shall use commercially reasonable efforts to preserve the business organization of the Company intact, to preserve the goodwill of suppliers, customers, employees and others with whom business relationships exist and maintain all Permits, licenses and franchises;

        (d) Other than in connection with acquisitions in the ordinary course of business, not to exceed $15,000,000 individually or $40,000,000 in the aggregate in total consideration (including but not limited to cash paid, seller notes, Indebtedness assumed or other such consideration including earn out obligations) (the "Permitted Acquisitions") following adequate notice to Recap, the Company shall not borrow any money, incur any Indebtedness or guarantee any Indebtedness or obligation of any Person, other than accounts payable arising in the ordinary course of business, consistent with past practice, and other than pursuant to its existing revolving credit facility in the ordinary course of business;

        (e) The Company shall not issue, sell or dispose of any capital stock or other equity interest in the Company or options, warrants or other rights to purchase any such capital stock or equity interest or any securities convertible into or exchangeable for such capital stock or equity interests or otherwise make or effect any change in the issued and outstanding capitalization of the Company;

        (f) Except as otherwise contemplated pursuant to this Agreement, the Company shall not cause or permit any amendment, alteration or modification in the terms of any currently outstanding options, warrants or other rights to purchase any capital stock or equity interest in the Company or any securities convertible into or exchangeable for such capital stock or equity interest, including without limitation any reduction in the exercise or conversion price of any such rights or securities, any change to the vesting or acceleration terms of any such rights or securities, or any change to terms relating to the grant of any such rights or securities;

        (g) Except as set forth on SCHEDULE 7.1(g), the Company shall not declare or pay any dividend or make any other distribution, or transfer any assets, to any stockholders of the Company, or redeem, repurchase or otherwise reacquire any of its capital stock, except in the ordinary course of business;

        (h) Other than Permitted Acquisitions or agreements to manage dental practices on the standard form agreements of the Company in accordance with past practice, following adequate notice to Recap, the Company shall not enter into any contracts or agreements (written or oral) that provide for aggregate payments by any party in excess of $500,000 per contract per annum, and that are not terminable upon 90 days (or less) notice by the Company without penalty or obligation to make payments related to such termination and, to the extent the Company is a party to any such contract or agreement as of the date hereof, the Company shall not amend or waive any material rights under any such contract;

        (i) Other than Permitted Acquisitions following adequate notice to Recap, the Company shall not purchase, lease or otherwise acquire all or any substantial part of the properties or assets of, or otherwise acquire, merge or consolidate with, any Person (or division thereof);

        (j) The Company shall not sell, lease, transfer, assign or otherwise dispose of any material properties or assets, except for sales in connection with any transaction to which the Company is contractually obligated prior to the date hereof described on SCHEDULE 7.1(j) or as consistent with past business practice;

        (k) Except as set forth on SCHEDULE 7.1(k), the Company shall not sell, lease, transfer, assign or otherwise dispose of any material Owned Real Estate or Leased Real Estate, and the Company shall not permit any lease or sublease of Leased Real Estate to terminate or expire, in each case except as otherwise provided in this Agreement or as consistent with past business practice;

        (l) Except as may be required by law or under any existing agreements heretofore disclosed to Recap, the Company shall not increase the compensation or fringe benefits payable or to become payable by the Company to any of the officers or salaried employees of the Company, other than routine or customary increases made in the ordinary course of business and consistent with past practice;

        (m) Except as set forth on SCHEDULE 7.1(m), the Company shall not close, shut down or otherwise eliminate any of its offices or make any other material change in the character of its business, properties or assets other than in the ordinary course of business consistent with past practice except for closures, shut downs, eliminations or changes that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company;

        (n) Except as disclosed on SCHEDULE 7.1(n) hereof, the Company shall not change its accounting principles, methods or practices, including any change in its policies with respect to reserves (whether for bad debts, contingent liabilities or otherwise), any change in depreciation or amortization policies or rates or any change in the policies pertaining to the recognition of accounts receivable or the discharge of accounts payable or accounting for inventories other than in the ordinary course of business and/or would have a detrimental impact on the financial condition of the Company;

        (o) Other than in the ordinary course or as otherwise contemplated by this Agreement as part of the transactions to be consummated pursuant to this Agreement, the Company shall not make any representation or proposal to, or engage in substantive discussions with, any of the holders (or their representatives) of any Indebtedness, or to or with any party which has issued a letter of credit that benefits the Company, without prior consultation with and approval of Recap (which shall not be unreasonably withheld);

        (p) The Company shall (i) use commercially reasonable efforts to maintain its existing Permits and Approvals, and (ii) be in compliance with applicable Law, except for failures to comply that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company;

        (q) The Company shall use commercially reasonable efforts to maintain in full force and effect all policies of insurance now in effect and give all notices and present all claims under all such policies in a timely fashion;

        (r) The Company shall not enter into any agreement or take or commit to take any action that would, if taken on or before the Closing, result in a breach of any of the foregoing covenants contained in this Section 7.1 or of any representation or warranty of the Company contained in this Agreement;

        (s) The Company shall not take any action, enter into any agreement, alter any policy or commit to any of the foregoing if such action, agreement or policy would delay or hinder the consummation of the Recapitalization or the Merger, or would result in or trigger push-down accounting treatment of the Merger and the transactions contemplated herein;

        (t) The Company shall not settle or resolve any single litigation, arbitration or other adjudication matter, if such settlement or resolution would result in a payment in excess of $750,000 without the prior written consent of Recap which consent shall not be unreasonably withheld; and

        (u) The Company may not make any single capital expenditures other than capital expenditures in the ordinary course of business consistent with past practice in amounts not exceeding $500,000.

    7.2. ACCESS. The Company shall permit Recap and its Representatives to have reasonable access during normal business hours, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of the Company's business, to all of the directors, officers, employees, agents and Representatives of the Company and all properties, books, records, operating instructions, procedures and Tax Returns of the Company and all other information with respect to the Company, its business and operations and its assets and properties as Recap or its Representatives may from time to time reasonably request, and to make copies of such books, records and other documents.

    7.3. PERMITS AND APPROVALS. The Company and Recap shall use commercially reasonable efforts to obtain all Permits and Approvals reasonably necessary for the consummation of the transactions contemplated hereby and to permit the Company, following the Closing, to continue to conduct its business in substantially the manner it is being conducted as of the date hereof, except as would not otherwise, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company. The Company shall use commercially reasonable efforts to obtain all authorizations from any Person as may be required for it to consummate the transactions contemplated hereby in accordance with the terms of this Agreement, and if the Company, despite such efforts, is unable to obtain any such authorizations, the Company shall take, or cause to be taken, all other reasonable actions necessary, proper or advisable in order for it to fulfill its obligations hereunder and to carry out the intentions of the parties expressed herein.

    7.4. LITIGATION. Until the Closing, each of the Company and Recap shall promptly notify the other of any action, suit, proceeding, claim or investigation which is threatened or commenced that materially relates to or materially affects the Company, its business, its properties or assets, this Agreement or the transactions contemplated hereby.

    7.5.  ACQUISITION PROPOSALS.

        (a) The Company agrees that neither it nor any of its officers and directors shall, and the Company shall direct and use its best efforts to cause its employees and Representatives (including, without limitation, any investment banker, attorney or accountant) not to, initiate, solicit or encourage, directly or indirectly, any inquiries, discussions, negotiations or the making of any proposal or offer (including, without limitation, any proposal or offer to stockholders of the Company) with respect to a merger, consolidation or similar transaction, other than pursuant to this Agreement, involving, or any purchase of all or any significant portion of the properties and assets or any equity securities of, the Company (any such proposal or offer being hereinafter referred to as an 'Acquisition Proposal') or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. The Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and shall make all reasonable efforts to enforce any confidentiality agreements to which it is a party. The Company will take the necessary steps to inform the appropriate individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 7.5. The Company will notify Recap immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with the Company, including setting forth the material terms of the proposal and the identity of the party making such proposal, and Company shall promptly notify Recap of the status and any material developments concerning the same, including furnishing copies of any such written inquiries or proposals.

        (b) Except as set forth in this Section 7.5(b), the Company Board shall not withdraw its recommendation of the transactions contemplated hereby or approve or recommend, or cause the Company to enter into any agreement with respect to any Acquisition Proposal. If the Company Board, by a majority disinterested vote determines in its good faith judgment after consultation with and based, among other things, upon the advice of legal counsel, that it is required to do so in order to comply with its fiduciary duties, the Company Board may withdraw its recommendation of the transactions contemplated hereby or approve or recommend a Superior Proposal (as defined in subsection (d) below), but in each case only if the following conditions are met:

        (i) the Company Board after providing written notice to Recap (a "Notice of Superior Proposal") advising Recap that the Company Board has received a Superior Proposal, and specifies the material terms and conditions of such Superior Proposal and identifies the person making such Superior Proposal; and

        (ii) if Recap does not, within five (5) business days of Recap's receipt of the Notice of Superior Proposal, make an offer that the Company Board by a majority disinterested vote determines in its good faith judgment (after consultation with a financial adviser of nationally recognized reputation) to be at least as favorable to the Company's stockholders as such Superior Proposal; provided, however, that the Company shall not be entitled to enter into any agreement with respect to a Superior Proposal unless and until this Agreement is terminated by its terms pursuant to
    Section 9.1 and the Company has paid all amounts due to Recap pursuant to
    Section 9.3.

    Any disclosure that the Company Board may be compelled to make with respect to the receipt of an Acquisition Proposal or otherwise in order to comply with its fiduciary duties or Rule 14d-9 or 14e-2 will not constitute a violation of this Agreement, provided that such disclosure states that no action will be taken by the Company Board in violation of this Section 7.5(b).

        (c) Should the Company, within 30 days following the public announcement of this Agreement, receive an unsolicited Acquisition Proposal and provided that the Company shall not have otherwise violated the provisions of
Section 7.5(a) hereof with respect to such unsolicited Acquisition Proposal, the Company may for a period not to exceed 30 days from the date that the Company received such unsolicited Acquisition Proposal, notwithstanding the provisions of Section 7.5(a), provide confidential information or data to and have discussions with the Person making such unsolicited Acquisition Proposal (subject to the execution and delivery of customary confidentiality agreements), if the Company Board by a majority disinterested vote determines in its good faith judgment after consultation with and based, among other things, upon the advice of legal counsel, that it is required to do so in order to comply with its fiduciary duties.

        (d) For purposes of this Agreement, a "Superior Proposal" means any bona fide Acquisition Proposal the terms of which contain a consideration higher than the cash consideration to be paid to the holders of the Common Stock of the Company in the Merger by Recap and that the Company Board by a majority vote determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) to be more favorable to the Company's stockholders than the Merger.

    7.6. H-S-R NOTIFICATION. (a) FILINGS. As soon as reasonably practicable after the execution of this Agreement, each of the Company and Recap shall file, or cause to be filed, with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the 'H-S-R Act'), the notification and documentary material required in connection with the transactions contemplated hereby.

    (b) COOPERATION. Recap and the Company shall promptly file any additional information requested as soon as reasonably practicable after receipt of a request for additional information. Recap and the Company shall use their commercially reasonable efforts to obtain early termination of the applicable waiting period under the H-S-R Act. The parties hereto will coordinate and cooperate with one another in exchanging such information and providing such reasonable assistance as may be requested in connection with such filings.

    (c) OTHER ACTIONS. The Company agrees that, in order to comply with the H-S-R Act in connection with the transactions contemplated hereby, Recap shall be entitled, in its sole discretion, to acquiesce to any divestitures, operating restrictions or other constraints imposed or required by any Governmental Entity, provided that such divestitures, operating restrictions or other constraints shall not have any material effect on the terms of the Merger.

    7.7. FINANCIAL STATEMENT DELIVERIES. As soon as is reasonably practicable and in no event later than thirty (30) days from the last day of each fiscal month, each fiscal quarter and each fiscal year between the date of this Agreement and the Closing Date, the Company shall prepare and provide to Recap monthly, quarterly or yearly historical financial statements, as applicable (the "Update Financial Statements") for the Company, utilizing the same format and methodology used in preparing the financial statements that are provided internally to management. As soon as reasonably practicable between the date of this Agreement and the Closing Date, the Company shall deliver drafts of any Form 10-Q or Form 10-K, including any revisions or amendments thereto, prepared or filed by the Company.

    7.8. COVENANT TO SATISFY CONDITIONS. Each of the Company and Recap will use reasonable best efforts to ensure that the conditions set forth in Article 8 hereof are satisfied, insofar as such matters are within the control of such party. Each such party shall promptly consult with the other with respect to, and provide to the other any legally permitted information and copies of all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity (other than confidential personnel information) in connection with this Agreement and the transactions contemplated hereby. Recap and the Company further covenant and agree, with respect to any pending or threatened Action, preliminary or permanent injunction or other Order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties hereto to consummate the transactions contemplated hereby, to use reasonable best efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be. Upon the request of Recap, the Company agrees that it shall use reasonable best efforts to secure waivers and/or consents from such third parties as may be necessary or desirable in Recap's reasonable judgment in order to consummate the transactions contemplated hereby.

    7.9. PROXY STATEMENT. As soon as reasonably practicable after the date hereof, the Company shall prepare the Company Proxy Statement, file such proxy statement and such other reports, schedules or other information (including without limitation Schedule 13E-3 under the Exchange Act) as may be required with the SEC, respond to comments of the staff of the SEC, if any, file the definitive proxy statement as soon as practicable, and promptly thereafter mail such proxy statement to all holders of record (as of the applicable record date) of Existing Shares. The Company and Recap shall cooperate reasonably with each other in the preparation of the proxy statement and such other materials. Recap shall provide the Company and any of its Affiliates with any information for inclusion in the Company Proxy

Statement or any other filings required to be made by the Company or any of its Affiliates with any Governmental Entity in connection with the transactions contemplated by this Agreement which may be required under applicable law and which is reasonably requested by the Company or any of its Affiliates. The Company agrees that Recap shall be given reasonable opportunity to review and comment on the proxy statement and such other materials and to approve the proxy statement and such other materials prior to its filing (which approval will not be unreasonably withheld) and thereafter to participate in discussions concerning the comments of the SEC staff and to approve all responses thereto (which approval will not be unreasonably withheld). The Company shall promptly notify Recap of the receipt of the comments of the SEC and of any request from the SEC for amendments or supplements to the Company Proxy Statement or for additional information, and will promptly supply Recap with copies of all correspondence between the Company or its representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the Company Proxy Statement or the Merger. If at any time prior to the Special Meeting any event should occur which is required by applicable law to be set forth in an amendment of, or a supplement to, the Company Proxy Statement, the Company will promptly inform Recap. In such case, the Company, with the cooperation of Recap, will, upon earning of such event, promptly prepare and mail such amendment or supplement; provided, that prior to such mailing, the Company shall consult with Recap with respect to such amendment or supplement and shall afford Recap reasonable opportunity to comment thereon. The Company will notify Recap at least 24 hours prior to the mailing of the Company Proxy Statement, or any amendment or supplement thereto, to the stockholders of the Company.

    7.10. STOCKHOLDERS' MEETING. The Company shall take all action necessary, in accordance with applicable law and its certificate of incorporation and bylaws, to convene a Special Meeting of the holders of the Existing Shares (the 'Special Meeting') as promptly as practicable, but in no event more than 45 days after a definitive proxy statement has been filed with the SEC (unless Recap requests or consents to an extension of such 45 day period), for the purpose of approving the Merger. The Company Board shall recommend at such Special Meeting that the Merger be approved by its stockholders. Notwithstanding the foregoing, if, as a result of actions taken in compliance with Section 7.5 hereof and subject to the provisions of Article 9 hereof, the Company receives a formal unsolicited Acquisition Proposal concerning a transaction in which all the holders of Existing Shares will receive the consideration in a Superior Proposal, the Company Board may withdraw or modify such recommendation prior to the Special Meeting; PROVIDED, HOWEVER, that the Company shall have consulted with its legal counsel and conclude in its good faith that the Company Board is legally required to do so in the discharge of its fiduciary duties; and PROVIDED FURTHER, that the Company shall give Recap five (5) Business Days' prior notice of such withdrawal or modification, specifying the material terms of such unsolicited Acquisition Proposal.

    7.11. FINANCING. Each of the Company and Recap agrees to use its commercially reasonable efforts to obtain all of the financing necessary in connection with the consummation of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Company acknowledges receipt of the 'Financing Letters' referred to in Section 6.5 hereof and undertakes to use its commercially reasonable efforts to fulfill, or cause to be fulfilled, the obligations of 'Borrower' thereunder. Each of the Company and Recap shall use their respective best commercial efforts to (i) commence the process to obtain the financing as contemplated in this Section
7.11 (including marketing of debt instruments) promptly following approval of the Merger and this Agreement by the requisite vote of the holders of capital stock and Convertible Notes of the Company (provided that Recap shall not required to commence any marketing of debt instruments prior to January 15,
2000), and (ii) obtain such financing by the earlier to occur of eight (8) weeks from the date the Merger and this Agreement are approved by the requisite vote of the holders of capital stock and Convertible Notes of the Company or April 30, 2000.

    7.12. DISCLOSURE PRIOR TO CLOSING. In the event that, at any time prior to the Closing, the Company or Recap becomes aware of any matter that, if existing or known as of the date of this

Agreement, would have been required to be set forth or described in the Schedules hereto or would otherwise have rendered any representation or warranty false, such party shall promptly provide written notice of such matters to the other party. However, no such notice provided under this Section 7.12 shall be deemed to cure any breach of any representation or warranty made in this Agreement whether for purposes of determining whether or not the conditions set forth in Article 8 hereof have been satisfied or otherwise. In addition, the Company shall promptly provide written notice of any events occurring after the date hereof that individually or in the aggregate have had or are reasonably expected to have a Material Adverse Effect on the Company.

    7.13. DIRECTORS' AND OFFICERS' INSURANCE AND INDEMNIFICATION. The Surviving Corporation will indemnify each person who is now, or has been at any time prior to the date hereof, a director or officer of the Company or its successors and assigns (individually an 'Indemnified Party' and collectively the 'Indemnified Parties'), to the fullest extent required or permitted under the certificate of incorporation or Bylaws of the Company, or any agreement with the Company in each case as in effect immediately prior to the execution of this Agreement, with respect to any claim, liability, loss, damage, judgment, fine, penalty, amount paid in settlement or compromise, cost or expense, including reasonable fees and expenses of legal counsel (whenever asserted or claimed), based in hole or in part on, or arising in whole or in part out of, any matter, state of affairs or occurrence existing or occurring at or prior to the Effective Time whether commenced, asserted or claimed before or after the Effective Time, including, without limitation, liability arising under the Securities Act, the Exchange Act, or state law. The Surviving Corporation will maintain in effect for not less than six years after the Effective Time the current policies of directors' and officers' liability insurance maintained by the Company on the date hereof (provided that Recap may substitute therefor policies having at least the same coverage, with a comparably rated issuer and containing terms and conditions which are no less advantageous to the persons currently covered by such policies as insured) with respect to matters existing or occurring at or prior to the Effective Time; PROVIDED, HOWEVER, that if the aggregate annual premiums for such insurance during such period exceed 200% of the per annum rate of the aggregate premium currently paid by the Company for such insurance on the date of this Agreement, then the Surviving Corporation will provide the maximum coverage that will then be available at an annual premium equal to 200% of such rate. The rights under this Section 7.13 are in addition to rights that an Indemnified Party may have under the certificate of incorporation, Bylaws or other similar organizational documents of the Company or any Subsidiary or under the DGCL. The rights under this Section 7.13 are contingent upon the occurrence of, and will survive consummation of, the Merger and are expressly intended to benefit each Indemnified Party.

    7.14. OPTIONS, WARRANTS AND CONVERTIBLE NOTES. The Company shall use its reasonable best efforts to obtain the rollover, the exercise or the cancellation of the Options and Rollover Options as set forth in Section 2.5. The Surviving Corporation shall assume the Rollover Options pursuant to Section 2.5 and in accordance with the respective Stock Option Plan, and the exercise price and number of shares underlying each such option shall be adjusted equitably to reflect the effect of the Merger. The Company shall use its reasonable best efforts to obtain the cancellation and surrender of the Warrants as set forth in
Section 2.6, and the receipt of any approvals or consents from the holder thereof to this Agreement and the transactions contemplated hereby. The Company shall use its reasonable best efforts to obtain the cancellation and surrender of the Convertible Notes as set forth in Section 2.2, and the receipt of any approvals or consents from the holders thereof to this Agreement and the transactions contemplated hereby.

    7.15. ANTITAKEOVER STATUTES. If any Takeover Statute (as defined below) is or may become applicable to the transactions contemplated hereby, the Company Board will grant such approvals and take such actions as are necessary so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise act to eliminate the effects of any Takeover Statute on any of the transactions contemplated hereby or thereby. For purposes of this Agreement, a "Takeover Statute" means a "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws in the United States, including without limitation Section 203 of the DGCL.

    7.16. REGULATORY APPLICATIONS. (a) Each of the Company and Recap and their respective Subsidiaries shall cooperate and use their respective reasonable best efforts to prepare all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary to consummate the transactions contemplated by this Agreement. Each of the Company and Recap shall have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, with respect to all material written information submitted to any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees that it will consult with the other party hereto with respect to the obtaining of all material permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other party appraised of the status of material matters relating to completion of the transactions contemplated hereby.

    (b) Each party agrees, upon request, to furnish the other party with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such other party or any of its Subsidiaries to any third party or Governmental Entity.

    7.17. NOTICES OF CERTAIN EVENTS. Each of the parties hereto shall promptly notify the other party of:

    (a) the receipt by such party of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement.

    (b) the receipt by such party of any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

    (c) any actions, suits, claims, investigations or proceedings commenced or, to the best of such party's knowledge threatened against, or affecting such party which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to this Agreement or which relate to the consummation of the transactions contemplated by this Agreement.

    7.18. REDEMPTION OR CANCELLATION OF SECURITIES. The Company agrees to redeem and/or cancel the securities set forth on SCHEDULE 7.18, in accordance with the provisions of this Agreement and in order to consummate the Merger.

    7.19. DELIVERY OF OPINION OF FINANCIAL ADVISOR. The Company agrees to deliver to Recap a true and complete copy of the written opinion of Deutsche Bank Securities Inc., promptly following the execution and delivery of this Agreement.

                                 ARTICLE VIII.
                              CONDITIONS OF MERGER

    8.1. GENERAL CONDITIONS. The obligations of the parties to effect the Closing shall be subject to the following conditions unless waived in writing by both parties:

        8.1.1. NO LAW OR ORDERS. No Law or Order shall have been enacted, entered, issued or promulgated by any Governmental Entity (and be in effect) which prohibits or materially restricts the consummation of the transactions contemplated hereby.

        8.1.2. H-S-R. Any applicable waiting period under the H-S-R Act shall have expired or have been terminated with respect to the transactions contemplated hereby.

        8.1.3. LEGAL PROCEEDINGS. No Governmental Entity shall have notified either party to this Agreement that it intends to commence proceedings to restrain or prohibit the transactions contemplated hereby or force rescission, unless such Governmental Entity shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing Date.

        8.1.4. STOCKHOLDER APPROVAL. The Merger and the other transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding capital stock of the Company entitled to vote thereon.

        8.1.5. REGULATORY APPROVAL. All regulatory approvals or waivers required to consummate the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired and no such approvals or waivers shall contain any conditions, restrictions or requirements which Recap's Board reasonably determines would (i) following the Effective Time, have a Material Adverse Effect on the Surviving Corporation taken as a whole or (ii) reduce the benefits of the transactions contemplated hereby to such a degree that Recap would not have entered into this Agreement had such conditions, restrictions or requirements been known at the date hereof.

        8.1.6. THIRD PARTY CONSENTS. The Company shall have received all requisite consents to the transactions contemplated by the Merger and/or waivers to certain redemption or conversion rights, or conversion price or redemption price adjustments or change in control rights or acceleration rights, reasonably satisfactory to the Company and Recap, and of the Purchasers (as that term is defined in the Securities Purchase Agreement) pursuant to the Subordinated Notes and the Securities Purchase Agreement signed in connection therewith.

        8.1.7. CONVERTIBLE NOTE HOLDERS APPROVAL. The Merger and the other transactions contemplated hereby shall have been approved by the requisite vote or consent of the holders of the Convertible Notes entitled to vote or consent thereon.

        8.2. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to close the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions precedent, any of which may be waived by the
Company:

        8.2.1.  ACCURACY OF RECAP'S REPRESENTATIONS AND PERFORMANCE OF
OBLIGATIONS.

    (a) All representations and warranties made by Recap in this Agreement, any Schedule or any agreement, certificate or instrument to be executed by Recap pursuant hereto shall be true and correct in all respects on the date when made and on and as of the Closing Date (unless the representations and warranties address matters as of a particular date, in which case they shall remain true and correct in all respects as of such date) with the same effect as if made on and as of the Closing Date (without regard to any amendment or supplement of any such Schedule, agreement or instrument after the date hereof), except where such failures, in each case or in the aggregate, have not had and are not reasonably expected to have a Material Adverse Effect on Recap, PROVIDED THAT, whenever any such representation or warranty is conditioned by reference to materiality or a Material Adverse Effect, for the purposes of this Section 8.2.1(a), such representation or warranty shall be treated as if such representation or warranty did not contain any limitation as to materiality or Material Adverse Effect as stated therein.

    (b) Recap shall have performed or complied in all material respects with all covenants and conditions contained in this Agreement, any Schedule or any agreement, certificate or instrument to be executed by Recap pursuant hereto required to be performed or complied with by Recap either at or prior to the Closing.

        8.2.2. RECAP DELIVERIES. Recap shall have delivered, or shall have caused to be delivered, to the Company at or prior to the Closing the following:

        (a) a certified copy of the resolutions duly adopted by the board of directors of Recap authorizing this Agreement and the transactions contemplated hereby and thereby;

        (b) such other documents, instruments or certificates as shall be reasonably requested by the Company or its counsel; and

        (c) a certificate of the president or any vice president and secretary or any assistant secretary of Recap certifying to the matters set forth in
    Section 8.2.1(a) and (b) above.

    8.3. CONDITIONS PRECEDENT TO OBLIGATIONS OF RECAP. The obligations of Recap to close the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions precedent, any of which may be waived by Recap:

    8.3.1. ACCURACY OF THE COMPANY'S REPRESENTATIONS AND PERFORMANCE OF OBLIGATIONS.

        (a) All representations and warranties made by the Company in this Agreement, any Schedule or any agreement, certificate or instrument to be executed by the Company pursuant hereto shall be true and correct in all respects on the date when made and on and as of the Closing Date (unless the representations and warranties address matters as of a particular date, in which case they shall remain true and correct in all respects as of such date) with the same effect as if made on and as of the Closing Date (without regard to any amendment or supplement of any such Schedule, agreement or instrument after the date hereof), except where such failures, in each case or in the aggregate, have not had and are not reasonably expected to have a Material Adverse Effect on the Company, PROVIDED THAT, whenever any such representation or warranty is conditioned by reference to materiality or a Material Adverse Effect, for the purposes of this Section 8.3.1(a), such representation or warranty shall be treated as if such representation or warranty did not contain any limitation as to materiality or Material Adverse Effect as stated therein.

        (b) Except for any action requested or required to be taken by the Company pursuant to Section 7.6(c) hereof, the Company shall have performed or complied in all material respects with all covenants and conditions contained in this Agreement, any Schedule or any agreement, certificate or instrument to be executed by the Company pursuant hereto required to be performed or complied with by the Company either at or prior to the Closing.

    8.3.2. PERMITS AND APPROVALS. The Company shall have made or obtained, on terms reasonably satisfactory to Recap, all Permits and Approvals required from any Governmental Entity or any third party in order to consummate the transactions contemplated hereby and permit the Surviving Corporation to continue the Company's business in substantially the manner as it is being conducted as of the date hereof, except where the failure to obtain such Permits or Approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

    8.3.3. COMPANY ADVERSE CHANGES. There shall not have occurred after the date hereof any events which individually or in the aggregate have had or are reasonably expected to have a Material Adverse Effect on the Company.

    8.3.4. DELIVERIES. The Company shall have delivered, or shall have caused to be delivered, to Recap at or prior to the Closing the following:

        (a) to the extent requested by Recap, resignations of the directors of the Company and each of the Company's Subsidiaries effective as of the Closing;

        (b) certified copies of the resolutions duly adopted by the Company Board and by the holders of the Existing Shares, authorizing this Agreement and the transactions contemplated hereby;

        (c) a certificate of the chief executive officer, president or any vice president and secretary or any assistant secretary of the Company certifying to the matters set forth in Section 8.3.1(a) and (b) above;

        (d) the corporate seal, minute books and stock transfer books of the Company; and

        (e) such other documents, instruments or certificates as shall be reasonably requested by Recap or its counsel.

    8.3.5. FINANCING. Recap shall have made or obtained all financing (i) necessary in connection with the consummation of the transactions contemplated by this Agreement and the 'Financing Letters' referred to in Section 6.5 and
(ii) which is reasonably necessary to continue after the Closing the business of the Surviving Corporation in substantially the manner it is currently being conducted or is planned to be conducted.

    8.3.6.  RECAPITALIZATION. The Recapitalization shall have been consummated.

    8.3.7. ACCOUNTING PRINCIPLES. Except as set forth on SCHEDULE 8.3.7, from the fiscal year ended December 31, 1998 and prior to the Effective Time, the Company shall not have altered, modified or amended, and the Company shall not have been required in the future to make any alteration, modification or amendment (which in Recap's reasonable belief would have a Material Adverse Effect on the Company) of, any of its material accounting principles, methods or practices (that are limited and directed to the Company specifically and not applicable generally to all companies), whether or not required or requested to make such alteration, modification or amendment by any Governmental Entity, by the Company's independent auditors or otherwise.

    8.3.8. PUSH-DOWN ACCOUNTING. There shall not have occurred any material change in accounting rules (including but not limited to GAAP), or in the applicable federal and state securities Laws, or any action by the Company or its Subsidiaries, which results in or triggers push-down accounting treatment for the Merger.

    8.3.9. DISSENTING SHARES. The aggregate number of Dissenting Shares shall not equal 15% or more of the shares of the Company outstanding as of the record date for the Special Meeting.

    8.3.10. SHARE EXCHANGE AND SUBSCRIPTION. Subject to the terms and conditions of the Exchange Agreement, the Rollover Holders and Recap shall have consummated a transfer and exchange of the Rollover Shares held by the Rollover Holders with Recap, in exchange for newly issued shares of capital stock of Recap to the Rollover Holders, prior to the Effective Time.

    8.3.11. MANAGEMENT SERVICES AGREEMENT. The Company (and/or the Subsidiaries) and Leonard Green & Partners, L.P. (and/or its Affiliates) shall have executed and delivered the management services agreement prior to the Closing.

    8.3.12. STOCKHOLDERS AGREEMENT. Each of the respective parties to the stockholders agreement shall have executed and delivered such agreement prior to the Closing.

    8.3.13. DUE DILIGENCE OF DENTISTS AND DENTAL PROFESSIONALS. For a period of thirty (30) days from the date of this Agreement, Recap shall be entitled to meet with and perform due diligence on certain dentists, other dental professionals and certain dental practices affiliated with the Company, identified and selected by Recap at its discretion after reasonable notice to and consultation with the Company. The discoveries by Recap from such due diligence shall not reasonably be expected to have a Material Adverse Effect on the Company.

    8.3.14. KNOX-KEENE OPINION. The Company shall deliver an opinion letter from Foley Lardner or other law firm of national standing with expertise in the area of California health plan regulation to the effect that the Agreement and the transactions contemplated hereby shall not require prior approval from the California Department of Corporations pursuant to the California Knox-Keene Health Care Service Plan Act of 1975, as amended, and the regulations issued thereunder (the 'Knox-Keene Act'), by virtue of the licensure of the Company's Subsidiary, Dedicated Dental Systems, Inc. as a specialized health care service plan under the Knox-Keene Act and other than any issues arising from the notice and prior approval from the California Department of Corporations pursuant to the Knox-Keene Act, the Agreement and the transactions contemplated hereby would not otherwise violate the Knox-Keene Act.

    8.3.15. EMPLOYMENT AGREEMENTS. Each of Michael Fiore and Steven Matzkin shall have executed and delivered an employment agreement substantially in the form attached hereto as Exhibit C prior to the Closing.

    8.3.16. CANCELLATION OF OPTIONS, WARRANTS AND CONVERTIBLE NOTES. The Company shall have obtained the rollover, the exercise or the cancellation of the Options and Rollover Options as set forth in Section 2.5 and received any necessary agreements, approvals or consents from the holders thereof. The Company shall have obtained the cancellation and surrender of the outstanding Warrants as set forth in Section 2.6 (except for Warrants held by two members of management of the Company not to exceed an aggregate value of $155,000 which may not be cancelled and may remain outstanding) and received any necessary approvals or consents from the holders thereof. The Company shall have obtained the cancellation and surrender of the Convertible Notes as set forth in Section 2.2(f).

    8.3.17. AGREEMENTS WITH POTENTIAL RECIPIENTS OF EARN OUT SHARES. The Company shall have entered into an agreement with each potential recipient of Earn Out Shares, including but not limited to those recipients set forth on
Schedule 5.3, to the effect that such recipient agrees to accept cash in lieu of any Earn Out Shares to be issued to such recipient in the event that the earn out obligation is incurred by the Company.

    8.3.18. RESIGNATION OF DIRECTORS. All of the directors of the Company, other than those persons set forth on SCHEDULE 4.3, shall have resigned from the Board of Directors effective as of the Closing Date.

                                  ARTICLE IX.
                                  TERMINATION

    9.1. TERMINATION. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Time, whether before or after stockholder approval of the Merger:

        (a)  MUTUAL CONSENT. By mutual written consent of the parties hereto;

        (b)  BY RECAP. By Recap, if (i) any of the conditions set forth in
Section 8.1 or 8.3 shall have become incapable of fulfillment, (ii) the Company Board or any committee thereof fails to recommend or withdraws or modifies, or resolves to withdraw or modify, its recommendation of the Merger, whether or not in compliance with Section 7.10 hereof, or (iii) the Company, the Company Board or any Representative of the Company shall take any other actions that would be proscribed by Section 7.5 hereof but for the exceptions therein set forth in
Section 7.5(b) allowing certain actions to be taken based on the fiduciary obligations of the Company Board or in order to comply with applicable securities law requirements;

        (c) BY THE COMPANY. By the Company, if (i) the Company Board has approved a Superior Proposal in accordance with the terms of Section 7.5 or (ii) any of the conditions set forth in Section 8.1 or 8.2 shall have become incapable of fulfillment;

        (d) FAILURE OF CONDITIONS. By Recap or the Company, if the transactions contemplated hereby are not consummated on or before April 30, 2000 and if the failure to consummate such transactions on or before such date did not result from the breach of any representation, warranty or agreement herein of the party seeking such termination;

        (e) BREACH OF COVENANT. By Recap or the Company, if the other party shall be in material breach of any of its covenants contained in this Agreement and such breach either is incapable of cure or is not cured within 15 days after notice from the party wishing to terminate; PROVIDED THAT the party seeking such termination shall not also then be in material breach of this Agreement; PROVIDED FURTHER that any breach of the provisions of Section 7.5 hereof shall entitle Recap to an immediate right of termination without any notice or cure requirement.

        (f) BREACH OF REPRESENTATIONS AND WARRANTIES. By Recap or the Company, if the other party shall be in breach of any of its representations or warranties contained in this Agreement, which breach, individually or together with all other breaches, is reasonably expected to have a Material Adverse Effect on the Company or Recap, as applicable, and such breach either is incapable of cure or is not cured within 15 days after notice from the party wishing to terminate, PROVIDED, that the party seeking such termination shall not also then be in material breach of this Agreement.

        9.2. MANNER AND EFFECT OF TERMINATION. Termination shall be effected by the giving of written notice to that effect by the party seeking termination. If this Agreement is validly terminated and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect and no party shall be obligated to the others hereunder; PROVIDED, HOWEVER, that termination shall not affect (i) the rights and remedies available to a party as a result of the breach by the other party hereunder (provided that, the provisions of Section 9.3 shall constitute the exclusive legal remedy of Recap with respect to breach by the Company described therein),
(ii) the provisions of Sections 5.12 and 6.4 hereof, or (iii) the obligations of the Company pursuant to Section 9.3 below.

    9.3.  CERTAIN PAYMENTS UPON TERMINATION.

        (a)  In the event that: (i) either party terminates this Agreement under
Section 9.1(b)(i), 9.1(c)(ii) or 9.1(d) due to the failure of the condition specified in Section 8.1.7 to be satisfied; (ii) the Company terminates this Agreement under Section 9.1(c)(i); (iii) Recap terminates this Agreement under
Section 9.1(b)(ii); or (iv) Recap terminates this Agreement under Section 9.1(e) based on the violation or breach by the Company of the covenants set forth in Sections 7.5, 7.9, or 7.10 hereof, the Company shall pay to Recap a termination fee in the amount of $7,500,000 (the 'Termination Fee'), plus all Expenses. In the event that this Agreement is terminated by either party under Section 9.1(b)(i), 9.1(c)(ii) or 9.1(d) due to a failure of the condition specified in
Section 8.1.4 and the Termination Fee is not then otherwise payable pursuant to the preceding sentence, the Company shall pay Recap a preliminary termination fee in the amount of $1,000,000 (the 'Preliminary Termination Fee'), plus all Expenses; provided, however, that if the Company enters into an Acquisition Proposal within twelve months from the date of the termination of this Agreement under such circumstance, the Company shall pay to Recap an additional $6,500,000. In the event that Recap terminates this Agreement under Section 9.1(b)(iii) the Company shall pay Recap for all Expenses; and if the Termination Fee is not otherwise payable, the Company shall pay Recap the Termination Fee if the Company enters into an Acquisition Proposal within twelve months from the date of the termination of this Agreement.

        (b) In the event this Agreement is terminated under Section 9.1 and neither the Termination Fee nor the Preliminary Termination Fee is payable under
Section 9.3(a), the Company shall pay, or reimburse Recap, upon submission of one or more statements thereof, accompanied by reasonable supporting documentation, for all Expenses incurred in connection with or related to this Agreement, the Merger and the consummation of all transactions contemplated by this Agreement, unless: (i) Recap fails in any material respect to perform any of its material obligations under this Agreement and has not cured such non-performance within 20 days after Recap has received written notice from the Company specifying the nature of such non-performance; (ii) Recap has materially breached any of the material representations or warranties made by it in Article VI, and such breach is not cured (if the same is susceptible of being cured) within 20 days after Recap has received written notice from the Company specifying the nature of such breach; or (iii) the financing necessary to consummate the transactions contemplated by this Agreement is not obtained, except for the failure to obtain such financing as a result of a breach of the Company's representations and warranties made in Article V, the failure of the Company to perform any of its material obligations under this Agreement, or the occurrence of any event, individually or in the aggregate, that would reasonably expected to have a Material Adverse Effect on the Company.

        (c) For purposes of this Section 9.3, "Expenses" shall mean (A) all fees and expenses (including those of counsel, accountants and other advisors, but not including any fees and expenses in connection with financings) not to exceed $1,500,000 and (B) all fees and expenses in connection with financings (that have been approved in advance by the Company), incurred by any of Recap and its affiliates in connection with the transactions contemplated by this Agreement; PROVIDED, HOWEVER, any fees and expenses set forth in the Financing Letters shall be deemed approved by the Company. All payments required to be made hereunder shall be made by wire transfer of immediately available funds within two (2) Business Days of the event giving rise to the payment of such Expenses. The Company acknowledges that the agreements contained in this Section
9.3 are an integral part of the transactions contemplated by this Agreement and that, without said agreements, Recap would not enter into this Agreement; accordingly, if the Company fails promptly to pay the Termination Fee and Expenses due pursuant to this Section 9.3, and, in order to obtain such payment, Recap commences a suit which results in a judgment against the Company for the fees and expenses set forth herein, the Company will pay to Recap Recap's reasonable expenses (including attorneys' fees and expenses) in connection with such suit, together with interest on the amounts due hereunder at the legal rate determined by the court rendering such judgment.

                                   ARTICLE X.
                                OTHER AGREEMENTS

    10.1. CONFIDENTIALITY. The Company agrees that from the date hereof until the Closing Date or earlier termination of this Agreement it will not, and will use reasonable best efforts to ensure that none of its directors, officers, Representatives, agents or employees will, without the prior written consent of Recap, submit or disclose to or file with any other Person, or use, any confidential or non-public information relating to the Company or Recap, except for such disclosure as may be required by Law or applicable accounting regulations. Recap agrees that from the date hereof until the Closing Date or earlier termination of this Agreement it will not, and will use reasonable best efforts to ensure that none of its directors, officers, Representatives, agents or employees will, without the prior written consent of the Company, submit or disclose to or file with any other Person, or use, any confidential or non-public information relating to the Company, except for such disclosure as may be required by Law or applicable accounting regulations. Without limiting the generality of the foregoing, Recap and the Company agree and acknowledge that, until the Closing, they will continue to be bound by the Confidentiality Agreement dated August 10, 1999 between the Company and Leonard Green & Partners, L.P.

                                  ARTICLE XI.
                                 MISCELLANEOUS

    11.1. EXPENSES. Except as otherwise specifically provided for herein (including without limitation under Article IX hereof), each of the Company, on the one hand, and Recap, on the other, shall pay all of its costs and expenses (including attorneys', accountants' and investment bankers' fees) incurred in connection with this Agreement and the transactions contemplated hereby.

    11.2. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered personally or sent by facsimile transmission (receipt of which is confirmed) or by courier service promising overnight delivery

(with delivery confirmed the next day) or three (3) Business Days after sent by registered or certified mail (postage prepaid, return receipt requested). Notices shall be addressed as follows:

To The Company:          InterDent, Inc.
                         222 North Sepulveda Boulevard
                         Suite 740
                         El Segundo, California 90245-4340
                         Attention: Michael T. Fiore
                         Facsimile: (310) 765-2459

With a copy to:          McDermott, Will & Emery
                         18101 Von Karman Avenue
                         Suite 1100
                         Irvine, California 92612
                         Attention: Richard J. Babcock, Esq.
                         Facsimile: (949) 851-9348

To Recap:                ID Recap, Inc.
                         c/o Leonard Green & Partners, L.P.
                         11111 Santa Monica Boulevard
                         Suite 2000
                         Los Angeles, California 90025
                         Attention: John Baumer
                         Facsimile: (310) 954-0404

With a copy to:          Irell & Manella LLP
                         333 South Hope Street, 33rd Floor
                         Los Angeles, California 90071
                         Attention: Edmund M. Kaufman, Esq.
                         Facsimile: (213) 229-0515

Either party may from time to time change its address for the purpose of notices by a similar notice specifying the new address but no such change shall be effective as against any Person until such Person shall have actually received it.

    11.3. ENTIRE AGREEMENT. This Agreement contains the final and entire agreement between the parties with respect to the transactions contemplated hereby and supersedes all written or verbal representations, warranties, commitments and other understandings prior to the date hereof, other than the Confidentiality Agreement, dated August 10,1999. No reference shall be made to any draft of this Agreement for purposes of interpretation or resolution of ambiguity or otherwise. All Exhibits annexed hereto, and all Schedules referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

    11.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    11.5. SEVERABILITY. If any provision hereof shall be held to be unenforceable or invalid by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not alter the enforceability, validity or effect of any other provision hereof.

    11.6. ASSIGNABILITY. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns; PROVIDED, HOWEVER, that neither this Agreement nor any right or obligation hereunder may be assigned by either party without the prior written consent of the other to be given in the other party's sole discretion.

    11.7. CAPTIONS. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    11.8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

    11.9. SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof (without requirement to post bond), in addition to any and all other remedies at law or in equity.

    11.10. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented at any time, whether before or after stockholder approval only by an instrument in writing signed by all parties hereto; PROVIDED, HOWEVER, this Agreement may not be amended, modified or supplemented following approval of the Merger by the holders of the Company's outstanding capital stock entitled to vote thereon without the further approval of such stockholders if such amendment, modification or supplement would adversely affect such stockholders. No waiver by any party of any of the provisions hereof shall be effective unless set forth in writing and executed by the party so waiving. Any waiver or failure to insist upon strict compliance with any obligation, covenant, agreement, provision, term or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply.

    11.11. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable, whether under applicable laws and regulations or otherwise, to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement.

    11.12. PUBLICITY. Except as hereinafter provided, the Company and Recap shall not, and each of them shall use commercially reasonable efforts to cause their respective directors, officers, employees, Representatives and agents not to, discuss publicly or make any public statement with respect to this Agreement or the transactions contemplated hereby without the other party's approval. Before making any such public announcements, the parties hereto shall use good faith efforts to agree upon the text of a joint announcement to be made by the parties hereto or use good faith efforts to obtain the other party's approval of the text of any public announcement to be made solely on behalf of such party. If the parties hereto are unable to agree on or approve such a public statement or announcement and legal counsel for a party is of the opinion that such statement or announcement is required by law or the rules of any stock exchange on which the parties' securities are traded, then such party may make or issue the legally required statement or announcement.

    11.13. FORCE MAJEURE. Anything to the contrary in this Agreement notwithstanding, no party hereto shall be liable to the other parties hereto for any loss, injury, delay, damages or other casualty suffered or incurred by such other party hereto due to strikes, riots, storms, fires, explosions, acts of God, war, governmental action, or any other cause similar thereto which is beyond the reasonable control of such parties, and any failure or delay by any party hereto in performance of any of its obligations under this Agreement due to one or more of the foregoing causes shall not be considered as a breach of this Agreement. In the event that performance of any of the material obligations under this Agreement shall be suspended due to one or more of the foregoing causes and such suspension shall have a material adverse impact on consummation of the transactions as contemplated in this Agreement or on the operations or financial conditions or prospects of the Company, then the aggrieved party which shall be materially and adversely affected thereby may terminate this Agreement.

    11.14. ATTORNEY'S FEES. In any suit or proceeding arising out of this Agreement or to interpret or enforce any provision of this Agreement, the prevailing party shall be entitled to all reasonable out-of-pocket expenses and reasonable attorneys' fees incurred by such party in connection with such suit or proceeding.

    11.15. NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Article II, and Sections 5.12, 6.4 and 7.13 hereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          INTERDENT, INC.
                                          a Delaware corporation

                                          By: /s/ Michael T. Fiore______________
                                          Name: Michael T. Fiore
                                          Title: Chief Executive Officer

                                          ID RECAP, INC.,
                                          a Delaware corporation
                                          By: /s/ John Danhakl__________________
                                          Name: John Danhakl
                                          Title: President

                                    EXHIBITS

Exhibit A               Voting Agreement
Exhibit B               Recapitalization Agreement
Exhibit C               Employment Agreement
                                     SCHEDULES

Schedule 1.2(lll)       Permitted Encumbrances
Schedule 1.2(ttt)       Rollover Options
Schedule 4.3            Directors
Schedule 5.1            Organization, Standing and Authority
Schedule 5.2            Company, Subsidiaries and Equity
Schedule 5.3            Company Capital Stock
Schedule 5.4            Corporate Power
Schedule 5.5(a)         Consent and Approvals; No Defaults
Schedule 5.5(b)         Conflicts
Schedule 5.5(c)         Governmental Approvals
Schedule 5.5(d)         Non-Governmental Approvals
Schedule 5.6            Financial Reports and Regulatory Documents; Changes
Schedule 5.8            Litigation
Schedule 5.9            Regulatory Matters
Schedule 5.10           Compliance with Laws
Schedule 5.11           Material Contracts; Defaults
Schedule 5.13           Undisclosed Liabilities
Schedule 5.14           Employee Benefit Plans
Schedule 5.15           Labor and Employment Matters
Schedule 5.16           Year 2000 Compliance
Schedule 5.17           Environmental Matters
Schedule 5.18           Tax Matters
Schedule 5.20           Insurance
Schedule 5.21           Assets
Schedule 5.23           Regulatory Approvals
Schedule 5.24           Real Property and Leaseholds
Schedule 5.27           Earn out Payments
Schedule 6.2            Conflicts
Schedule 6.3            Approvals
Schedule 7.1            Conduct of Business Pending Closing
Schedule 7.18           Redemption or Cancellation of Securities
Schedule 8.3.7          Accounting Principles

                                   APPENDIX B

                 [LETTERHEAD OF DEUTSCHE BANK SECURITIES INC.]

                                                           October 22, 1999

Board of Directors and
  Special Committee of the Board of Directors
InterDent, Inc.
222 North Sepulveda Boulevard, Suite 740
El Segundo, California 90245-4340

Members of the Board and Special Committee:

    Deutsche Bank Securities Inc. ("Deutsche Bank") has been requested by InterDent, Inc. ("InterDent") to render an opinion, as more fully described below, in connection with the proposed transaction involving InterDent and Leonard Green & Partners, L.P. ("LGP") pursuant to the Agreement and Plan of Merger, dated as of October 22, 1999 (the "Merger Agreement"), between ID Recap, Inc. ("Recap"), a wholly owned subsidiary of Green Equity Investors III, L.P. ("GEI"), an affiliate of LGP, and InterDent, which provides, among other things, for the merger of Recap with and into InterDent (the "Merger"). As set forth more fully in the Merger Agreement, as a result of the Merger, each outstanding share of the common stock, no par value, of InterDent (the "InterDent Common Stock") will be converted into the right to receive $9.50 in cash (the "Merger Consideration"). The Merger Agreement also provides for the conversion of the outstanding shares of preferred stock of InterDent and the outstanding 7% convertible subordinated notes of InterDent into the right to receive cash, as more fully described in the Merger Agreement. We have been advised by representatives of InterDent that certain members of the management and certain investors of InterDent (the "Rollover Holders") will, in connection with the transactions contemplated by the Merger, have the right to exchange a portion of their shares of InterDent Common Stock for shares of the common stock of Recap, which will be converted, upon effectiveness of the Merger, into the right to receive newly issued common stock of the surviving corporation in the Merger.

    You have requested Deutsche Bank's opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of InterDent Common Stock (other than Rollover Holders).

    In arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial and other information concerning InterDent and certain internal analyses and other information furnished to or discussed with it by InterDent and its advisors. Deutsche Bank has also held discussions with members of the senior management of InterDent regarding the business and prospects of InterDent. In addition, Deutsche Bank has (i) reviewed the reported prices and trading activity for InterDent Common Stock, (ii) compared certain financial and stock market information for InterDent with similar information for certain other companies whose securities are publicly traded, (iii) reviewed the financial terms of certain recent business combinations which it deemed comparable in whole or in part, (iv) reviewed the terms of the Merger Agreement, and (v) performed such other studies and analyses and considered such other factors as it deemed appropriate.

    Deutsche Bank has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning InterDent, including, without limitation, any financial information, forecasts or projections considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank has assumed and relied upon the accuracy and completeness of all such information and Deutsche Bank has not conducted a physical inspection of any of the properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities, of InterDent. With respect to the financial forecasts and projections made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed that they have been prepared on bases reflecting the best currently available estimates and

Board of Directors and
  Special Committee of the Board of Directors
InterDent, Inc.
Ocotber 22, 1999
Page 2

judgments of InterDent as to the matters covered thereby. In rendering its opinion, Deutsche Bank expresses no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. In connection with its engagement, Deutsche Bank was not requested to, and did not, participate in the negotiation or structuring of the Merger, nor was Deutsche Bank authorized to, and it did not, solicit indications of interest from any party with respect to the acquisition of all or a part of InterDent. Deutsche Bank's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date hereof.

    For purposes of rendering its opinion, Deutsche Bank has assumed that, in all respects material to its analysis, the representations and warranties of InterDent and Recap contained in the Merger Agreement are true and correct, InterDent and Recap will each perform all of the covenants and agreements to be performed by it under the Merger Agreement and all conditions to the obligations of each of InterDent and Recap to consummate the Merger will be satisfied without any waiver thereof. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Merger will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which either InterDent or Recap is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have a material adverse effect on InterDent or materially reduce the contemplated benefits of the Merger to InterDent.

    This opinion is addressed to, and for the use and benefit of, the Board of Directors and the Special Committee of the Board of Directors of InterDent and is not a recommendation to any stockholder as to how such stockholder should vote with respect to matters relating to the proposed Merger. This opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to the holders of InterDent Common Stock (other than Rollover Holders), and Deutsche Bank expresses no opinion as to the merits of the underlying decision by InterDent to engage in the Merger.

    Deutsche Bank, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. Deutsche Bank will receive a fee for its services with respect to this opinion upon delivery of this opinion. Deutsche Bank and its affiliates have in the past provided financial services to LGP and its affiliates unrelated to the proposed Merger, including having acted as lead managing underwriter in connection with various financings relating to the securities of LGP and certain affiliates of LGP, for which services Deutsche Bank and its affiliates have received compensation. In addition, Deutsche Bank will participate in the financing for the Merger, for which services Deutsche Bank will receive compensation, and is a limited partner in GEI. Deutsche Bank maintains a market in InterDent Common Stock and regularly publishes research reports regarding the businesses and securities of InterDent and other publicly traded companies in the healthcare services industry. In the ordinary course of business, Deutsche Bank and its affiliates may actively trade or hold the securities and other instruments and obligations of InterDent for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities, instruments or obligations.

    Based upon and subject to the foregoing, it is Deutsche Bank's opinion that, as of the date of this letter, the Merger Consideration is fair, from a financial point of view, to the holders of InterDent Common Stock (other than Rollover Holders).

                                        Very truly yours,

                                        /S/ DEUTSCHE BANK SECURITIES INC.

                                        DEUTSCHE BANK SECURITIES INC.

                                   APPENDIX C

THE SHARES OF COMMON STOCK AND PREFERRED STOCK SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. TRANSFER OF SUCH SHARES IS ALSO RESTRICTED BY THE TERMS OF THIS AGREEMENT AND BY THE TERMS OF THE VOTING AGREEMENT OF ID RECAP, INC.

                      EXCHANGE AND SUBSCRIPTION AGREEMENT

    This EXCHANGE AND SUBSCRIPTION AGREEMENT (the "AGREEMENT"), dated as of
October   , 1999, by and between             (the "INVESTOR") and ID
Recap, Inc., a Delaware corporation (the "COMPANY").

    WHEREAS, Investor is currently a stockholder in InterDent, Inc., a Delaware corporation ("INTERDENT"), and is the owner of the number of shares set forth opposite Investor's name under the caption "Rolled Securities" in SCHEDULE 1 attached hereto.

    WHEREAS, in connection with that certain Agreement and Plan of Merger, dated contemporaneously herewith (the "MERGER AGREEMENT"), the Company will merge with and into InterDent with InterDent as the surviving corporation (the "MERGER").

    WHEREAS, subject to the terms and conditions in this Agreement, Investor desires to contribute the shares (the "ROLLOVER SHARES") set forth under the caption "Rolled Securities" in SCHEDULE 1 attached hereto in a transaction intended to qualify under Section 351 of the Internal Revenue Code, as amended in exchange (the "EXCHANGE") for newly issued shares of capital stock of the Company (the "SHARES"), in the amounts set forth under the captions "Common Exchange Shares," "Senior Preferred Exchange Shares," and "Junior Preferred Exchange Shares," in SCHEDULE 1.

    NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

1.  CONTRIBUTION OF THE ROLLOVER SHARES.

    1.1. CONTRIBUTION OF THE ROLLOVER SHARES IN SUBSCRIPTION FOR THE SHARES. On the terms and conditions set forth herein, Investor agrees to subscribe for and the Company agrees to issue to Investor the Shares of the Company set forth under the captions "Common Exchange Shares," "Senior Preferred Exchange Shares" and "Junior Preferred Exchange Shares" in SCHEDULE 1 in exchange for the Rollover Shares set forth in SCHEDULE 1.

    1.2. CLOSING. The closing (the "CLOSING") of the Exchange shall be at the time and date established by the Company; provided, the Company shall provide at least three (3) business days notice of such time and date to Investor. The Closing shall take place at the offices of Irell & Manella LLP, 333 South Hope Street, Los Angeles, California 90071.

    1.3. CONDITIONS TO CLOSING. The Closing shall be subject to the following conditions unless waived in writing by the Company:

       (a) NO LAW OR ORDERS. No law or order shall have been enacted, entered, issued or promulgated by any governmental entity (and be in effect) which prohibits or materially restricts the consummation of the transactions contemplated hereby.

       (b) LEGAL PROCEEDINGS. No governmental entity shall have notified either party to this Agreement that it intends to commence proceedings to restrain or prohibit the transactions contemplated hereby or force rescission, unless such governmental entity shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing date.

       (c) STOCKHOLDER APPROVAL. The Merger and the other transactions contemplated by the Merger Agreement shall have been approved by the requisite vote of the holders of the outstanding capital stock of InterDent entitled to vote thereon.

       (d) REPRESENTATIONS AND WARRANTIES. All representations and warranties in this Agreement by the Investor shall be true and correct in all respects on the date when made and on and as of the Closing date with the same effect as if made on and as of the Closing date.

       (e) COVENANTS AND AGREEMENTS. The Investor shall have performed or complied in all material respects with all covenants and conditions contained in this Agreement or in any agreement, certificate or instrument to be executed pursuant hereto required to be performed or complied with at or prior to the Closing.

       (f) PERMITS AND APPROVALS. The Company shall have obtained, on terms reasonably satisfactory to it, all permits and approvals required from any governmental entity or any third party in order to consummate the transactions contemplated hereby.

       (g) COMPANY ADVERSE CHANGES. There shall not have occurred any events which individually or in the aggregate have had or are reasonably expected to have a material adverse effect on the Company or its ability to consummate the Merger.

    1.4. COMPANY DELIVERIES. At the Closing, the Company shall deliver to Investor stock certificates representing the Shares to be received by Investor.

    1.5. INVESTOR DELIVERIES. At the Closing, Investor shall deliver to the Company the following:

       (a) an executed Investment Qualification Questionnaire in the form attached hereto;

       (b) certificate(s) evidencing the Rollover Shares together with duly executed stock powers thereof; and

       (c) a certificate of Investor confirming the fulfillment of the conditions set forth in Sections 1.3(d) and (e).

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor as follows.

    2.1. ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having full power and authority to own its properties and to carry on its business as conducted.

    2.2. AUTHORITY. The Company has the requisite corporate power and authority to deliver this Agreement, perform its obligations herein, and consummate the transactions contemplated hereby. The Company has duly executed and delivered this Agreement. This Agreement is a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

    2.3. SHARES DULY AUTHORIZED. All of the Shares to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

3. REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR. Investor hereby represents and warrants to the Company as follows.

    3.1. ORGANIZATION. Investor, if an entity, is duly organized, validly existing and in good standing under the laws of state of its incorporation or organization, having full power and authority to own its properties and to carry on its business as conducted. Investor, if a natural person, is of legal age, competent to enter into a contractual obligation, and a citizen of the United States of America. The principal place of business or principal residence of Investor is as shown on the signature page of this Agreement.

    3.2. OWNERSHIP OF THE ROLLOVER SHARES. Investor is the sole record and beneficial owner of the Rollover Shares set forth under Investor's name in SCHEDULE 1 hereto, free and clear of any claim, lien, security interest, mortgage, deed of trust, pledge, charge, conditional sale or other title retention agreement, lease, preemptive right, right of first refusal, option, restriction, tenancy, easement, license or other encumbrance of any kind. Except as set forth in SCHEDULE 3.2, neither Investor nor any of its affiliates is a party to, or bound by, any arrangement, agreement, instrument or order (i) relating to the sale, repurchase, assignment, or other transfer of any capital stock or equity securities of InterDent, (ii) relating to the receipt of dividends, proxy rights, or voting rights of any capital stock or other equity securities of InterDent, or (iii) relating to rights to registration under the Securities Act of 1933 or the Securities Exchange Act of 1934 of any capital stock or equity securities of InterDent.

    3.3. AUTHORITY. Investor has the requisite power and authority to deliver this Agreement, perform Investor's obligations herein, and consummate the transactions contemplated hereby. Investor has duly executed and delivered this Agreement and has obtained the necessary authorization to execute and deliver this Agreement and to perform Investor's obligations herein and to consummate the transactions contemplated hereby. This Agreement is a valid, legal and binding obligation of Investor enforceable against Investor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

    3.4. INVESTOR INTENT. Unless Investor is acting in a fiduciary capacity as provided in Section 3.5 below, Investor is acquiring the Shares for Investor's own account as principal, for investment purposes only, not for any other person or entity and not for the purpose of resale or distribution.

    3.5. FIDUCIARY CAPACITY. If Investor is subscribing for the Shares from the Company in a fiduciary capacity, Investor makes these representations and warranties on behalf of the person(s) or entity(ies) for whom Investor will contribute and exchange the Rollover Shares for the Company's Shares.

    3.6. FINANCIAL STATUS. Investor, alone or together with its Purchase Representative (as defined in Rule 501(h) of Regulation D), if applicable, has such knowledge and experience in financial and business matters as will enable Investor to evaluate the merits and risks of an investment in the Company. Investor, if a natural person, has adequate means of providing for his or her current financial needs and personal contingencies, and has no need for liquidity in the investment in the Shares, understands that he or she may not be able to liquidate his or her investment in the Company in an emergency, if at all, and can afford a complete loss of the investment.

    3.7. ACCREDITED INVESTOR OR PURCHASER REPRESENTATIVE. Investor (or acting together a Purchaser Representative) is an Accredited Investor, as defined by Rule 501 of Regulation D of the Securities Act.

       If Investor is a natural person, (i) Investor's individual net worth or joint net worth with Investor's spouse at the time of the execution of this Agreement is in excess of $1,000,000; or (ii) Investor had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

    3.8. NO GENERAL SOLICITATION. Investor has received no general solicitation or general advertisement in connection with the Exchange or an investment in the Company. Investor has received no other representations or warranties from the Company or any other person acting on behalf of the Company, other than those contained in this Agreement.

    3.9. ACCURACY OF INFORMATION. As of the date hereof and as of the Closing, the representations and warranties of Investor contained herein and all information provided by Investor to the Company concerning Investor, its financial position and its knowledge of financial and business matters including, but not limited to, the information set forth in the Investment Qualification Questionnaire, is correct and complete, and if there should be any changes in that information prior to an Investor receiving the Shares, Investor will immediately provide the Company with the correct information.

4. AGREEMENTS AND ACKNOWLEDGEMENTS OF EACH INVESTOR. Investor hereby agrees and acknowledges to the Company as follows.

    4.1. ACCEPTANCE OF SUBSCRIPTION. The Company shall have the right, in its sole discretion, to terminate this Agreement prior to effecting the subscription and exchange.

    4.2. NO REGISTRATION. Investor understands that the Shares being acquired by Investor have not been registered under the Securities Act, in reliance on an exemption therefrom for transactions not involving any public offering, that such Shares have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state agency, and that no such agency has passed on the accuracy or adequacy of disclosures made to Investor by the Company. No federal or state governmental agency has passed on or made any recommendation or endorsement of the Shares or an investment in the Company.

    4.3. LIMITATIONS ON DISPOSITION AND RESALE. Investor understands that the Shares cannot be sold, transferred or otherwise disposed of unless the Shares have been registered by the Company pursuant to the Securities Act of 1933 and any applicable state securities laws, unless an exemption therefrom is available. Investor understands that it may not be possible for Investor to liquidate the investment in the Company; and Investor agrees not to sell, transfer or otherwise dispose of the Shares unless the Shares have been so registered or an exemption from the requirement of registration is available under the Securities Act of 1933. Investor recognizes that there will not be any public trading market for the Shares and, as a result, Investor may be unable to sell or dispose of its interest in the Company.

    4.4. NEWLY FORMED ENTITY. Investor recognizes that the Company was only recently formed and, accordingly, has no financial or operating history and that the investment in the Company is extremely speculative and involves a high degree of risk.

    4.5. COMPLIANCE WITH AGREEMENT. Investor agrees to execute any and all further documents necessary to become a stockholder of the Company. Investor agrees to execute and deliver any and all further documents and writings, and to perform such other actions, as may be or become reasonably necessary or expedient to effect and carry out the terms of this Agreement.

    4.6. IRREVOCABLE SUBSCRIPTION AND CANCELLATION. Investor understands that this subscription is irrevocable, except as otherwise provided in any applicable federal or state law governing this Agreement and the transactions contemplated herein.

    4.7. PURCHASER REPRESENTATIVE. If Investor used or will use the services of a Purchaser Representative in connection with the Exchange, such Purchaser Representative has disclosed or will disclose, by submitting to the Company a Purchaser Representative Questionnaire in the form given Investor by the Company, any material relationship which now exists between each Purchaser Representative or his affiliates and the Company and its affiliates, or which is mutually understood to be contemplated, or which has existed at any time during the previous two (2) years, and further setting forth any compensation received or to be received as a result of such relationship.

5. ATTORNEY'S FEES. In the event of any litigation or other legal proceeding involving the interpretation of this Agreement or enforcement of the rights or obligations of the parties hereto, the prevailing party or parties shall be entitled to recover reasonable attorney's fees and costs as determined by a court or other adjudicator.

6. GOVERNING LAW. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware, excluding any conflict-of-laws rule or principle that might refer the governance or construction of this Agreement to the law of another jurisdiction. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons or circumstances is not affected thereby, and that provision shall be enforced to the greater extent permitted by law.

7. ASSIGNMENT. Investor shall have neither the right nor the power to assign or delegate any provision of this Agreement except with the prior written consent of the Company. Except as provided in the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors, assigns, executors and administrators.

8. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and both of which shall constitute one and the same document.

9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing executed by the party to be bound thereby.

10. TERMINATION OF AGREEMENT. This Agreement may be terminated: (i) by the mutual written consent of the parties hereto; (ii) by the Company if a condition set forth in Section 1.3 hereof is not satisfied or otherwise waived by the Company; or (iii) by either party if the Merger Agreement is terminated for any reason whatsoever.

11. FURTHER ASSURANCES. Subject to the terms and conditions provided herein, each party hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable, whether under applicable laws and regulations or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement.

                     [The remainder of this page is blank]

    IN WITNESS WHEREOF, the parties have hereby executed this Exchange and Subscription Agreement as of the date set forth above.

                              INDIVIDUAL INVESTOR

                                          Name of Subscriber (Print or Type)

                                          Signature of Subscriber

                                          Signature of Joint Subscriber

                                          Residence Address
                                          (Street Address)

                                          (City and State)            (Zip Code)

                                          --------------------------------------
                                          Telephone Number

                                          Social Security Number or
                                          Taxpayer Number of Subscriber

                                   ACCEPTANCE

    The foregoing subscription is hereby accepted, subject to the terms and conditions hereof, as of the date set forth above.

                                          ID RECAP, INC.
                                          a Delaware corporation

                                          By:
                                            Name:
                                            Title:

    IN WITNESS WHEREOF, the parties have hereby executed this Exchange and Subscription Agreement as of the date set forth above.

                                ENTITY INVESTOR

                                          Name of Subscriber (Print or Type)

                                          By:
                                            Signature

                                          Its:
                                            Title

                                          Principal Place of Business of
                                          Subscriber

                                          (City and State)            (Zip Code)

                                          --------------------------------------
                                          Telephone Number

                                          Tax Identification Number of
                                          Subscriber

                                   ACCEPTANCE

    The foregoing subscription is hereby accepted, subject to the terms and conditions hereof, as of the date set forth above.

                                          ID RECAP, INC.
                                          a Delaware corporation

                                          By:
                                            Name:
                                            Title:

                                   SCHEDULE 1

                                  SCHEDULE 3.2

              CONFIDENTIAL INVESTMENT QUALIFICATION QUESTIONNAIRE

                                 ID RECAP, INC.
                             A DELAWARE CORPORATION

                              SPECIAL INSTRUCTIONS

    In order to establish the availability under federal and state securities laws of an exemption from registration or qualification requirements for the proposed Exchange, you are required to represent and warrant, and by executing and delivering this questionnaire will be deemed to have represented and warranted, that the information stated herein is true, accurate and complete to the best of your knowledge and belief, and may be relied on by the Company. Further, by executing and delivering this questionnaire you agree to notify the Company and supply corrective information promptly if, prior to the consummation of your exchange of the Rollover Shares for the Shares, any such information becomes inaccurate or incomplete. Your execution of this questionnaire does not constitute any indication of your intent to subscribe for the Shares.

    A subscriber who is a NATURAL PERSON must complete each Question EXCEPT for 2 and 5.

    A subscriber that is an ENTITY other than a trust must complete each Question EXCEPT for 3 and 5.

    A subscriber that is a TRUST must complete each Question EXCEPT for 3.

                              GENERAL INFORMATION

    1.  ALL SUBSCRIBERS.

       a.  Name(s) of prospective investor(s):

       b.  Address:

       c.  Tel. No.: (___) ______

    2.  SUBSCRIBERS THAT ARE ENTITIES.

       a.  Type of entity:

           Trust
           Corporation
           Partnership
           Other:

       b.  State and date of legal formation:

       c.  Nature of Business:

       d. Was the entity organized for the specific purpose of acquiring the Shares in this Exchange?

                               Yes______ No______

       e.  Federal tax identification number: ____________

    3.  SUBSCRIBERS WHO ARE INDIVIDUALS.

       a.  State where registered to vote:

       b.  Social Security Number:

       c.  Please state the subscriber's education and degrees earned:

DEGREE       SCHOOL                                                          YEAR
------       ------                                                        --------

       d.  Current occupation (if retired, describe last occupation):

       Employer:

       Nature of Business:

       Position:

       Business Address:

       Tel. No.: (___) ______

        4. ACCREDITATION. Does the subscriber satisfy one or more of the following accredited investor requirements? Contact the Company if none of the following is applicable.

    Investor is:

    A natural person whose net worth (or joint net worth with my spouse) is in excess of $1,000,000 as of the date hereof.

    A natural person whose income in the prior two years was, and whose income in the current year is reasonably expected to be in excess of $200,000 or joint income with my spouse in the prior two years was, and is reasonably expected to be in the current year in excess of $300,000.

    A director or executive officer of ID Recap, Inc.

    A trust with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Shares of ID Recap, Inc., whose purchases are directed by a sophisticated person, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares of ID
    Recap, Inc.

    A "bank", "savings and loan association", or "insurance company" as defined in the Securities Act of 1933.

    A broker/dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    An investment company registered under, or a "business development company" as defined in Section 2(a)(48) of the Investment Company Act of 1940.

    A Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958.

    A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $5,000,000.

    An "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974 (a "Plan") which has total assets in excess of $5,000,000.

    A Plan whose investment decisions, including the decision to subscribe for the Shares of ID Recap, Inc., are made solely by (i) a "plan fiduciary" as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which includes a bank, a savings and loan association, an insurance company or a registered investment adviser, or (ii) an "accredited investor" as defined under Rule 501(a) of the Securities Act of 1933.

    A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business Trust, or partnership, not formed for the specific purpose of investing in the Shares and having total assets in excess of $5,000,000.

    Any entity in which all of the equity owners meet one of the above descriptions.

    5.  TRUSTS.

    Does the trust meet the following tests:

       a.  Has total assets in excess of $5,000,000?

                               Yes______ No______

       b. Was formed for the purpose of the investment in the Shares in this Exchange?

                               Yes______ No______

       c. Are the purchases by the Trust directed by a sophisticated investor who, alone or with his or her subscriber representative, understands the merits and risks of the investment in the Shares?

                               Yes______ No______

                     [The remainder of this page is blank]

INDIVIDUAL(S) SIGN HERE:

(Signature)

(Print Name)

(Address)

Social Security #:____________

Spouse of Subscriber:

(Signature)

ORGANIZATIONS SIGN HERE:

(Print Name of Organization)

By:
(Signature)

(Print Name and Title)

(Address)

Federal ID#:

              CONFIDENTIAL PURCHASER REPRESENTATIVE QUESTIONNAIRE

                                 ID RECAP, INC.
                             A DELAWARE CORPORATION

        1. Has the subscriber relied on the advice of a Purchaser Representative in connection with evaluating the merits and risks of the Purchase of the Shares in the Exchange?

                               Yes______ No______

       If yes, please give the name, address and telephone number of the person who is acting as the Purchaser Representative.

       Name:

       Address:

       Telephone number: (___) ______

        2.  How often does the subscriber invest in securities?

       Often______ Occasionally______ Never______

        3. Please list below the subscriber's most recent investments (up to three):

                   NAME OF INVESTMENT                        AMOUNT OF INVESTMENT
        -----------------------------------------  -----------------------------------------

        4. Does the subscriber, either alone or together with its Purchaser Representative identified above, have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares in the Exchange?

                               Yes______ No______

        5. Does the subscriber, either alone by reason of its business or financial experience or together with its Purchaser Representative, have the capacity to protect its own interests in connection with the contribution of the Rollover Shares in exchange for the Shares in the Exchange?

                               Yes______ No______

        6. Is the subscriber (or the trust beneficiary for which it is the fiduciary) able to bear the economic risk of the Investment, including a complete loss of the investment in the Shares?

                               Yes______ No______

        7. Does the subscriber have any other investments or contingent liabilities which could cause the need for sudden cash requirements in excess of cash readily available to the subscriber?

                               Yes______ No______

       If Yes, explain:

        8. Does the subscriber have a net worth or joint net worth with his or her spouse which is at least five times as great as the fair market value of the Shares subscribed for in the Exchange?

                               Yes______ No______

        9. If 25% or more of the subscriber's total assets are represented by investments in the subscriber's own company or real estate, are all liabilities associated with them included as personal liabilities?

                               Yes______ No______

       If No, what is the dollar amount of each such liability?

        10. Has the subscriber ever been subject to bankruptcy, reorganization or debt restructuring?

                               Yes______ No______

       If Yes, provide details:

        11. Is the subscriber involved in any litigation which, if an adverse decision occurred, would adversely affect the subscriber's financial condition?

                               Yes______ No______

       If Yes, provide details:

        12. Does the subscriber confirm that neither the subscriber nor the subscriber's broker nor Purchaser Representative became aware of or was introduced to the Company by means of any general advertisement?

                               Yes______ No______

        13. Does the subscriber confirm that the foregoing statements are complete and accurate to the best of its knowledge and belief, and that it undertakes to notify the Company regarding any material change in the information set forth above prior to the Closing of the Exchange?

                               Yes______ No______

                     [The remainder of this page is blank]

INDIVIDUAL(S) SIGN HERE:

(Signature)

(Print Name)

(Address)

Social Security #:____________

Spouse of Subscriber:

(Signature)

ORGANIZATIONS SIGN HERE:

(Print Name of Organization)

By:
(Signature)

(Print Name and Title)

(Address)

Federal ID#:

                                   APPENDIX D

                                VOTING AGREEMENT

    VOTING AGREEMENT, dated as of October   , 1999 (this "Agreement"), by and
between ID Recap, Inc., a Delaware corporation ("Recap"), and             (the
"Stockholder").

    WHEREAS, InterDent, Inc., a Delaware corporation (the "Company"), and Recap are entering into an Agreement and Plan of Merger, dated as of this date, as may be modified or amended from time to time in a manner not adverse to the Stockholder (the "Merger Agreement"), which provides, among other things, for the merger of Recap with and into the Company with the Company as the surviving corporation (the "Merger");

    WHEREAS, in connection with the Merger Agreement, Recap has requested that the Stockholder make certain agreements with respect to certain shares of capital stock of the Company (the "Shares") beneficially owned by the Stockholder, upon the terms and subject to the conditions of this Agreement;

    WHEREAS, in connection with the Merger Agreement, Recap and certain stockholders are entering into an Exchange and Subscription Agreement (the "Exchange Agreement"), which provides, among other things, for such stockholders to exchange their shares of capital stock of the Company for shares of capital stock of Recap prior to the Merger; and

    WHEREAS, the Stockholder is willing to make certain agreements with respect to the Subject Shares (as defined below).

    NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth in this Agreement, the parties agree as follows:

    1. VOTING AGREEMENTS. For so long as this Agreement is in effect, at any meeting of Stockholders of the Company, and in any action by consent of the Stockholders of the Company, the Stockholder shall vote, or, if applicable, give consents with respect to, all of the Subject Shares that are held by the Stockholder on the record date applicable to the meeting or consent (i) in favor of the Merger Agreement and the Merger contemplated by the Merger Agreement;
(ii) against any competing Acquisition Proposal (as defined in the Merger Agreement) or other proposal inconsistent with the Merger Agreement or which may delay or adversely affect the likelihood of the completion of the Merger;
(iii) against any change in a majority of the persons who constitute the board of directors of the Company inconsistent with the Merger Agreement or the Merger; (iv) against any change in the capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws inconsistent with the Merger Agreement or the Merger; and (v) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting or in any such consent. Such Stockholder shall not enter into any agreement or understanding with any person the effect of which would be inconsistent with or violate the provisions of agreements contained in this Section 1. The Stockholder shall use best efforts to cast the Stockholder's vote or give the Stockholder's consent in accordance with the procedures communicated to the Stockholder by the Company relating thereto so that the vote or consent shall be duly counted for purposes of determining that a quorum is present and for purposes of recording the results of that vote or consent.

    2. SUBJECT SHARES. The term "Subject Shares" shall mean the Shares set forth on SCHEDULE A hereto, together with any shares of capital stock of the Company acquired by the Stockholder after the date hereof over which the Stockholder has the power to vote or power to direct the voting.

    3. COVENANTS. For so long as this Agreement is in effect, except as otherwise contemplated by the Merger Agreement or the Exchange Agreement, the Stockholder agrees not to (i) sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of (each such disposition or contract, a "Transfer"), any Subject Shares or Shares the Stockholder then has or will have the right to acquire pursuant to options, warrants, convertible securities or other such rights to purchase Shares granted to the Stockholder by the Company; (ii) grant any powers of attorney, consents, or proxies with respect to any shares that then constitute Subject Shares, deposit any of the Subject Shares into a voting trust, enter into a voting or option agreement with respect to any of the Subject Shares inconsistent with the Merger Agreement or this Agreement, or otherwise restrict or take any action adversely affecting the ability of the Stockholder freely to exercise all voting rights with respect to the Subject Shares; (iii) subject to Section 8, directly or indirectly, solicit, initiate, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal (as defined in the Merger Agreement) or engage in any negotiation concerning, or provide any confidential information or data to, or have any discussions with any person relating to an Acquisition Proposal; and the Stockholder shall notify Recap immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with the Stockholder; or (iv) permit, cause, or take any action, or fail to take any action, which would make any representation, warranty, covenant, or other undertaking of the Stockholder in this Agreement untrue or incorrect or prevent, burden or materially delay the consummation of the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that nothing in the foregoing provisions of this Section 3 shall prohibit the Stockholder from effecting any transfer of Subject Shares pursuant to any bona fide charitable gift or by will or applicable laws of descent and distribution, or for estate planning purposes, if the transferee agrees in writing to be bound by the provisions of this Agreement. As used in this Agreement, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended.

    4. WAIVER OF DISSENTERS' RIGHTS. The Stockholder hereby waives any rights to dissent from the Merger.

    5. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents and warrants to Recap that:

        (a) CAPACITY; NO VIOLATIONS. The Stockholder has the legal capacity to enter into this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law). The execution, delivery and performance by the Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach or default under, any of the terms of any contract, commitment or other obligation to which the Stockholder is a party or by which the Stockholder is bound, (ii) violate any order, writ, injunction, decree or statute, or any law, rule or regulation applicable to the Stockholder or the Subject Shares; or (iii) result in the creation of, or impose any obligation on the Stockholder to create, any Lien upon the Subject Shares that would prevent the Stockholder from voting the Subject Shares. In this Agreement, "Lien" shall mean any lien, pledge, security interest, claim, third party right or other encumbrance.

        (b) SUBJECT SHARES. The Stockholder has the power to vote or direct the voting of the Subject Shares. The Subject Shares are the only shares of any class of capital stock of the Company which the Stockholder has the right, power or authority (sole or shared) to sell or vote, and, other than options, warrants or other convertible securities of the Company held by the Stockholder as of this date and set forth on SCHEDULE B hereto, the Stockholder does not have any right to acquire, nor is it the beneficial owner of, any other shares of any class of capital stock of the Company or any securities convertible into or exchangeable or exercisable for any shares of any class of capital stock of the Company. The Stockholder is not a party to any contracts (including proxies, voting trusts or voting agreements) that would prevent the Stockholder from voting the Subject Shares or conflicts with the provisions of this Agreement.

        (c) TITLE TO SHARES. Except as set forth on SCHEDULE 5(C), the Stockholder is the sole record and beneficial owner of the Subject Shares, free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust or agreement, understanding, arrangement, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind, other than restrictions imposed by the securities laws or pursuant to this Agreement or the Merger Agreement.

        (d) NO FINDER'S FEES. Except as disclosed in the Merger Agreement, no broker, investment banker, financial advisor, or other person is entitled to any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder the payment of which could become the obligation of the Company or Recap. The Stockholder, on behalf of itself and its affiliates, hereby acknowledges that it is not entitled to receive any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the transactions contemplated hereby or by the Merger Agreement.

    6. EXPENSES. Each party to this Agreement shall pay its own expenses incurred in connection with this Agreement.

    7. SPECIFIC PERFORMANCE. The Stockholder acknowledges and agrees that if Stockholder fails to perform any of Stockholder's obligations under this Agreement, immediate and irreparable harm or injury would be caused to Recap for which money damages would not be an adequate remedy. Accordingly, the Stockholder agrees that Recap shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. If Recap should institute an action or proceeding seeking specific enforcement of the provisions of this Agreement, the Stockholder hereby waives the claim or defense that Recap has an adequate remedy at law and hereby agrees not to assert in that action or proceeding the claim or defense that a remedy at law exists. The Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any equitable relief.

    8. STOCKHOLDER CAPACITY. If the Stockholder is or becomes during the term hereof a director or officer of the Company, the Stockholder shall not be deemed to have made any agreement or understanding herein in his or her capacity as such director or officer. The Stockholder signs solely in Stockholder's capacity as the beneficial owner of the Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by the Stockholder in any capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement. Nothing in this Agreement shall be deemed to constitute a transfer of the beneficial ownership of the Subject Shares by the Stockholder.

    9. NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier or sent by telecopy, to the applicable party at the following addresses or telecopy numbers (or at any other address or telecopy number for a party as shall be specified by like notice):

If to Recap, to:                       ID Recap, Inc.
                                       c/o Leonard Green & Partners, L.P.
                                       11111 Santa Monica Boulevard, Suite 2000
                                       Los Angeles, California 90025
                                       Attention: John Baumer
                                       Telephone: (310) 954-0444
                                       Facsimile: (310) 954-0404

With a copy to:                        Irell & Manella LLP
                                       333 South Hope Street, Suite 3300
                                       Los Angeles, California 90071-3042
                                       Attention: Ed Kaufman, Esq.
                                       Telephone: (213) 229-0500
                                       Facsimile: (213) 229-0515

If to the Stockholder:                 at the address and telephone number
                                       set forth on the signature page

With a copy to:                        McDermott Will & Emery
                                       13101 Von Karman Avenue, Suite 1100
                                       Irvine, California 92612
                                       Attention: Richard Babcock, Esq.
                                       Telephone: (949) 757-7111
                                       Facsimile: (949) 851-9348

    10. PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns; provided, however, that any successor in interest or assignee shall agree to be bound by the provisions of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Recap, the Stockholder or their successors or assigns, any rights or remedies under, or by reason, of this Agreement.

    11. ENTIRE AGREEMENT; AMENDMENTS. Other than the Merger Agreement, the Exchange Agreement and the transactions contemplated therein, this Agreement contains the entire agreement between the Stockholder and Recap with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to these transactions. This Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

    12. ASSIGNMENT. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party to this Agreement, except that (a) Recap may assign its rights and obligations under this Agreement to GEI (as defined in the Merger Agreement) or any of GEI's or Recap's direct or indirect wholly owned subsidiaries or affiliates, and (b) the Stockholder may transfer the Subject Shares to the extent permitted by Section 3 of this Agreement.

    13. HEADINGS. The section headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

    14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

    15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

    16. TERMINATION. This Agreement shall terminate automatically and without further action on behalf of any party at the earlier of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the date the Merger Agreement is terminated pursuant to and in accordance with its terms.

                            [Signature page follows]

    IN WITNESS WHEREOF, Recap and the Stockholder have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                                       ID RECAP, INC.

                                                       By
                                                           ------------------------------------------
                                                       Name:
                                                       Title:

                                                       ---------------------------------------------
                                                       [Stockholder Name:]

                                                       ---------------------------------------------
                                                       Address

                                                       ---------------------------------------------

                                                       ---------------------------------------------
                                                       Telephone Number

                                                       ---------------------------------------------
                                                       Facsimile Number

                                   SCHEDULE A
                                  SHARES OWNED

                                   SCHEDULE B
              OPTION, WARRANT AND OTHER RIGHTS TO PURCHASE SHARES

                                SCHEDULE 5.2(C)
                                TITLE TO SHARES

                                   APPENDIX E

                            DELAWARE CODE ANNOTATED
                         SECTION 262. APPRAISAL RIGHTS
                             TITLE 8. CORPORATIONS
                       CHAPTER 1. GENERAL CORPORATION LAW
                     SUBCHAPTER IX. MERGER OR CONSOLIDATION
                                     8 DEL.

    SECTION 262. APPRAISAL RIGHTS

    (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word stockholder means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words stock and share mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words depository receipt mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

    (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to section 251 (other than a merger effected pursuant to section 251(g) of this title), section 252, section 254, section 257, section 258, section 263 or section 264 of this title:

        (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of section 251 of this title.

        (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to section 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

           a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

           d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

        (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)  Appraisal rights shall be perfected as follows:

           (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

           (2) If the merger or consolidation was approved pursuant to section 228 or section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date or the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or
       (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

        (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection
    (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                   APPENDIX F

                            ------------------------

                          CERTIFICATE OF INCORPORATION
                                       OF
                                INTERDENT, INC.
                                 [TO BE FILED]

                             ---------------------

                            ------------------------

                                 ID RECAP, INC.
                                     BYLAWS

                             ---------------------

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                  --------
ARTICLE I           OFFICES.....................................................
       Section 1.   Registered Office...........................................
       Section 2.   Other Offices...............................................

ARTICLE II          MEETINGS OF STOCKHOLDERS....................................
       Section 1.   Place of Meetings...........................................
       Section 2.   Annual Meetings.............................................
       Section 3.   Special Meetings............................................
       Section 4.   Notice of Meetings..........................................
       Section 5.   Quorum; Adjournment.........................................
       Section 6.   Proxies and Voting..........................................
       Section 7.   Stock List..................................................
       Section 8.   Organization................................................
       Section 9.   Conduct of Business.........................................
       Section 10.  Actions by Stockholders.....................................

ARTICLE III         BOARD OF DIRECTORS..........................................
       Section 1.   Duties and Powers...........................................
       Section 2.   Number and Term of Office...................................
       Section 3.   Vacancies...................................................
       Section 4.   Meetings....................................................
       Section 5.   Quorum......................................................
       Section 6.   Actions of Board Without a Meeting..........................
       Section 7.   Meetings by Means of Conference Telephone...................
       Section 8.   Committees..................................................
       Section 9.   Compensation................................................
       Section 10.  Removal.....................................................

ARTICLE IV          OFFICERS....................................................
       Section 1.   General.....................................................
       Section 2.   Election; Term of Office....................................
       Section 3.   Chairman of the Board.......................................
       Section 4.   President...................................................
       Section 5.   Vice President..............................................
       Section 6.   Secretary...................................................
       Section 7.   Assistant Secretaries.......................................
       Section 8.   Treasurer...................................................
       Section 9.   Assistant Treasurers........................................
       Section 10.  Other Officers..............................................

ARTICLE V           STOCK.......................................................
       Section 1.   Form of Certificates........................................
       Section 2.   Signatures..................................................
       Section 3.   Lost Certificates...........................................
       Section 4.   Transfers...................................................
       Section 5.   Record Date.................................................
       Section 6.   Beneficial Owners...........................................
       Section 7.   Voting Securities Owned by the Corporation..................

                                                                                    PAGE
                                                                                  --------
ARTICLE VI          NOTICES.....................................................
       Section 1.   Notices.....................................................
       Section 2.   Waiver of Notice............................................

ARTICLE VII         GENERAL PROVISIONS..........................................
       Section 1.   Dividends...................................................
       Section 2.   Disbursements...............................................
       Section 3.   Corporation Seal............................................

ARTICLE VIII        DIRECTORS' LIABILITY AND INDEMNIFICATION....................
       Section 1.   Directors' Liability........................................
       Section 2.   Right to Indemnification....................................
       Section 3.   Right of Claimant to Bring Suit.............................
       Section 4.   Non-Exclusivity of Rights...................................
       Section 5.   Insurance and Trust Fund....................................
       Section 6.   Indemnification of Officers, Employees and Agents of the
                    Corporation.................................................
       Section 7.   Amendment...................................................

ARTICLE IX          AMENDMENTS..................................................

                                     BYLAWS
                                       OF
                                 ID RECAP, INC.
                     (HEREINAFTER CALLED THE "CORPORATION")
                                   ARTICLE I
                                    OFFICES

    Section 1. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

    Section 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    Section 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    Section 2. ANNUAL MEETINGS. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

    Section 3. SPECIAL MEETINGS. Special meetings of the stockholders may be called by the Board of Directors, the Chairman of the Board, the President, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Upon request in writing to the Chairman of the Board, the President, any Vice President or the Secretary by any person (other than the board) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the persons entitled to call the meeting may give the notice.

    Section 4. NOTICE OF MEETINGS. Written notice of the place, date, and time of all meetings of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation. The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting.

    Section 5. QUORUM; ADJOURNMENT. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or the Certificate of Incorporation. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time without notice other than announcement at the meeting, until a quorum shall be present or represented.

    When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

    Section 6. PROXIES AND VOTING. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy duly authorized and filed in accordance with the procedure established for the meeting.

    Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his name on the record date for the meeting, except as otherwise provided herein or required by law or the Certificate of Incorporation.

    All voting, including on the election of directors but excepting where otherwise provided herein or required by law or the Certificate of Incorporation, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or such stockholder's proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

    All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or the Certificate of Incorporation or herein, all other matters shall be determined by a majority of the votes cast.

    Section 7. STOCK LIST. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder's name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

    The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

    Section 8. ORGANIZATION. Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

    Section 9. CONDUCT OF BUSINESS. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

    Section 10. ACTIONS BY STOCKHOLDERS. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III
                               BOARD OF DIRECTORS

    Section 1. DUTIES AND POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

    Section 2. NUMBER AND TERM OF OFFICE. The Board of Directors shall consist of one (1) or more members. The number of directors shall be fixed and may be changed from time to time by resolution duly adopted by the Board of Directors or the stockholders, except as otherwise provided by law or the Certificate of Incorporation. Except as provided in the Certificate of Incorporation or in
Section 3 of this Article, directors shall be elected by the holders of record of a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Directors need not be stockholders.

    Section 3. VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director or by the stockholders entitled to vote at any Annual or Special Meeting held in accordance with Article II, and the directors so chosen shall hold office until the next Annual or Special Meeting duly called for that purpose and until their successors are duly elected and qualified, or until their earlier resignation or removal.

    Section 4. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly-elected Board of Directors shall be held immediately following the Annual Meeting of Stockholders and no notice of such meeting shall be necessary to be given the newly-elected directors in order legally to constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Meetings may be held at any time without notice if all the directors are present or if all those not present waive such notice in accordance with Section 2 of Article VI of these Bylaws.

    Section 5. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    Section 6. ACTIONS OF BOARD WITHOUT A MEETING. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

    Section 7. MEETINGS BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

    Section 8. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Any committee, to the extent allowed by law and provided in the Bylaw or resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

    Section 9. COMPENSATION. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    Section 10. REMOVAL. Unless otherwise restricted by the Certificate of Incorporation or Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

                                   ARTICLE IV

                                    OFFICERS

    Section 1. GENERAL. The officers of the Corporation shall be appointed by the Board of Directors and shall consist of a Chairman of the Board or a President, or both, a Secretary and a Treasurer (or a position with the duties and responsibilities of a Treasurer). The Board of Directors may also appoint one or more vice presidents, assistant secretaries or assistant treasurers, and such other officers as the Board of Directors, in its discretion, shall deem necessary or appropriate from time to time. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

    Section 2. ELECTION; TERM OF OFFICE. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect a Chairman of the Board or a President, or both, a Secretary and a Treasurer (or a position with the duties and responsibilities of a Treasurer), and may also elect at that meeting or any other meeting, such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors together with the powers and duties customarily exercised by such officer; and each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may at any time, with or without cause, by the affirmative vote of a majority of directors then in office, remove any officer.

    Section 3. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall be the chief executive officer of the Corporation. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall have such other duties and powers as may be prescribed by the Board of Directors from time to time.

    Section 4. PRESIDENT. The President shall be the chief operating officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have and exercise such further powers and duties as may be specifically delegated to or vested in the President from time to time by these Bylaws or the Board of Directors. In the absence of the Chairman of the Board or in the event of his inability or refusal to act, or if the Board has not designated a Chairman, the President shall perform the duties of the Chairman of the Board, and when so acting, shall have all of the powers and be subject to all of the restrictions upon the Chairman of the Board.

    Section 5. VICE PRESIDENT. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one vice president, the vice presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The vice presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

    Section 6. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

    Section 7. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, or the Secretary, and shall have the authority to perform all functions of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

    Section 8. TREASURER. The Treasurer shall be the Chief Financial Officer, shall have the custody of the corporate funds and securities, shall keep complete and accurate accounts of all receipts and disbursements of the Corporation, and shall deposit all monies and other valuable effects of the Corporation in its name and to its credit in such banks and other depositories as may be designated from time to time by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers and receipts for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall, when and if required by the Board of Directors, give and file with the Corporation a bond, in such form and amount and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of his or her duties as Treasurer. The Treasurer shall have such other powers and perform such other duties as the Board of Directors or the President shall from time to time prescribe.

    Section 9. ASSISTANT TREASURERS. Except as may be otherwise provided in these Bylaws, Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, or the Treasurer, and shall have the authority to perform all functions of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

    Section 10. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                   ARTICLE V
                                     STOCK

    Section 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation
(i) by the Chairman of the Board or the President or a Vice President and
(ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation.

    Section 2. SIGNATURES. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

    Section 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

    Section 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

    Section 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    Section 6. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

    Section 7. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the President, any Vice President or the Secretary and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

                                   ARTICLE VI
                                    NOTICES

    Section 1. NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, facsimile transmission, telex or cable and such notice shall be deemed to be given at the time of receipt thereof if given personally or at the time of transmission thereof if given by telegram, facsimile transmission, telex or cable.

    Section 2. WAIVER OF NOTICE. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member or a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                  ARTICLE VII
                               GENERAL PROVISIONS

    Section 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting or by any Committee of the Board of Directors having such authority at any meeting thereof, and may be paid in cash, in property, in shares of the capital stock or in any combination thereof. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

    Section 2. DISBURSEMENTS. All notes, checks, drafts and orders for the payment of money issued by the Corporation shall be signed in the name of the Corporation by such officers or such other persons as the Board of Directors may from time to time designate.

    Section 3. CORPORATION SEAL. The corporate seal, if the Corporation shall have a corporate seal, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII
                    DIRECTORS' LIABILITY AND INDEMNIFICATION

    Section 1. DIRECTORS' LIABILITY. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent provided by applicable law for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation

Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

    This Section 1 is also contained in Article SEVENTH of the Corporation's Certificate of Incorporation, and accordingly, may be altered, amended or repealed only to the extent and at the time such Certificate Article is altered, amended or repealed.

    Section 2. RIGHT TO INDEMNIFICATION. Each person who was or is made a party to or is threatened to be made a party to or is involuntarily involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director of the Corporation, or is or was serving (during his or her tenure as director) at the request of the Corporation as a director of another corporation or of a partnership, joint venture, trust or other enterprise, whether the basis of such Proceeding is an alleged action or inaction in an official capacity as a director or in any other capacity while serving as a director, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law (or other applicable law), as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with such Proceeding. Such director shall have the right to be paid by the Corporation for expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law (or other applicable law) requires, the payment of such expenses in advance of the final disposition of any such Proceeding shall be made only upon receipt by the Corporation of an undertaking by or on behalf of such director to repay all amounts so advanced if it should be determined ultimately that he or she is not entitled to be indemnified under this Article or otherwise.

    Section 3. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 2 of this Article is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, together with interest thereon, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim, including reasonable attorneys' fees incurred in connection therewith. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law (or other applicable law) for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (or of its full Board of Directors, its directors who are not parties to the Proceeding with respect to which indemnification is claimed, its stockholders, or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law (or other applicable law), nor an actual determination by any such person or persons that such claimant has not met such applicable standard of conduct, shall be a defense to such action or create a presumption that the claimant has not met the applicable standard of conduct.

    Section 4.  NON-EXCLUSIVITY OF RIGHTS.  The rights conferred by this
Article shall not be exclusive of any other right which any director may have or hereafter acquire under the Delaware General Corporation Law or any other statute, or any provision contained in the Corporation's Certificate of Incorporation or Bylaws, or any agreement, or pursuant to a vote of stockholders or disinterested directors, or otherwise.

    Section 5. INSURANCE AND TRUST FUND. In furtherance and not in limitation of the powers conferred by statute:

        (1) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law; and

        (2) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amount as may become necessary to effect indemnification as provided therein, or elsewhere.

    Section 6. INDEMNIFICATION OF OFFICERS, EMPLOYEES AND AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, including the right to be paid by the Corporation the expenses incurred in defending any Proceeding in advance of its final disposition, to any officer, employee or agent of the Corporation to the fullest extent of the provisions of this Article VIII or otherwise with respect to the indemnification and advancement of expenses of directors of the Corporation.

    Section 7. AMENDMENT. Any repeal or modification of this Article VIII shall not change the rights of a director to indemnification with respect to any action or omission occurring prior to such repeal or modification.

                                   ARTICLE IX
                                   AMENDMENTS

    Except as otherwise specifically stated within an Article to be altered, amended or repealed, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting.

    The undersigned, as the Incorporator of ID Recap, Inc., hereby adopts the foregoing Bylaws as the Bylaws of said corporation.

    Dated as of October 12, 1999

                                   ---------------------------------------------

                                          Denise R. Wymore, Incorporator

    The undersigned, constituting the Board of Directors of ID Recap, Inc., hereby adopt the foregoing Bylaws as the Bylaws of said corporation.

    Dated as of October 12, 1999.

                                   ---------------------------------------------

                                          John Danhakl, Director

                                   ---------------------------------------------

                                          John Baumer, Director

THIS IS TO CERTIFY:

    That I am the duly elected, qualified and acting of Secretary ID Recap, Inc. and that the foregoing Bylaws were adopted as the Bylaws of said corporation as of the 12th day of October, 1999, by the Board of Directors of said corporation.

    Dated as of October 12, 1999.

                                   ---------------------------------------------

                                          Jim Gillette, Secretary

                                   APPENDIX G

MEMBERS OF THE AFFILIATE GROUP

    C.B. CAPITAL INVESTORS, L.P.

    CB Capital Investors, L.P. ("CBCI, L.P.") is a Delaware limited partnership whose principal business office is located at 380 Madison Avenue, 12th Floor, New York, New York 10017. The general partner of CBCI, L.P. is CB Capital Investors, Inc., a Delaware corporation ("CBCI"), whose principal business office is located at the same address as CBCI, L.P. CBCI is a wholly owned subsidiary of The Chase Manhattan Bank, a New York corporation, which is a wholly owned subsidiary of The Chase Manhattan Corporation, a Delaware corporation, both of whose principal business offices are located at 270 Park Avenue, 5th Floor, New York, New York 10017. The limited partner of CBCI, L.P. is Chase Capital Partners, a New York general partnership ("CCP"), whose principal business office is located at the same address as CBCI, L.P. CCP is also the investment manager of CBCI and a Limited Partner of CBCI, L.P.

    CBCI, L.P. and CBCI are engaged in the venture capital and leveraged buyout business. The directors of CBCI are Jeffrey C. Walker and Donald J. Hofmann. The executive officers of CBCI are Jeffrey C. Walker, Chief Executive Officer; Donald J. Hofmann, President; Mitchell J. Blutt, M.D., Secretary and Robert C. Carroll, Assistant Secretary. Each of the individual general partners of CCP are also officers of CBCI. Eric Green, who is member of the Board of Directors of InterDent, Inc., is as a principal of CCP. The address for each of the directors and executive officers of CBCI, each of whom is a U.S. citizen, is c/o Chase Capital Partners, 380 Madison Avenue, 12(th) Floor, New York, New York 10017.

    CCP is also engaged in the venture capital and leveraged buyout business. Set forth below are the names of each general partner of CCP who is a natural person. Each such general partner is a U.S. citizen, whose principal occupation is general partner of CCP and whose principal business office address (except for Mr. Soghikian) is c/o Chase Capital Partners, 380 Madison Avenue, 12th Floor, New York, New York 10017.

    - John R. Baron

    - Christopher C. Behrens

    - Mitchell J. Blutt, M.D.

    - Arnold L. Chavkin

    - Michael R. Hannon

    - Donald J. Hofmann

    - Stephen P. Murray

    - John M.B. O'Connor

    - Brian J. Richmand

    - Shahan D. Soghikian

    - Jeffrey C. Walker

    - Damion E. Wicker, M.D.

    Mr. Soghikian's principal business office address is c/o Chase Capital Partners, 50 California Street, Suite 2940, San Francisco, CA 94111.

    Jeffrey C. Walker is the managing general partner of CCP. The remaining general partners of CCP are Chase Capital Corporation, a New York corporation ("Chase Capital"), CCP Principals, L.P., a Delaware limited partnership ("Principals") and CCP European Principals, L.P., a Delaware limited partnership

("European Principals"), each of whose principal business office is located at the same address as CBCI, L.P. Chase Capital is a wholly owned subsidiary of The Chase Manhattan Corporation, a Delaware corporation, whose principal business office is located at the same address as CBCI, L.P. The general partner of each of Principals and European Principals is Chase Capital.

    Set forth below is the name, business address, principal occupation and employment of each executive officer of Chase Capital, each of whom is a U.S. citizen.

NAME                                   TITLE
----                                   -----
William B. Harrison, Jr.*............  Chairman & Chief Executive Officer
Jeffrey C. Walker**..................  President
Mitchell J. Blutt, M.D.**............  Executive Vice President
Gregory Meridith*....................  Vice President & Secretary
Robert C. Carroll*...................  Assistant Secretary
Anthony J. Horan*....................  Assistant Secretary
Denis G. Connors*....................  Assistant Secretary
William B. Harrison, Jr.*............  Director
Jeffrey C. Walker**..................  Director

------------------------

    * Principal occupation is employee and/or officer of The Chase Manhattan Corporation. Business address is c/o The Chase Manhattan Corporation, 270 Park Avenue, New York, New York 10017.

    ** Principal occupation is employee of The Chase Manhattan Corporation and/or general partner of Chase Capital Partners. Business address is c/o CCP, 380 Madison Avenue, 12(th) Floor, New York, NY 10017.

    The Chase Manhattan Corporation ("Chase") is a Delaware corporation engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017.

    Set forth below is the name, business address, principal occupation and employment of each executive officer of Chase, each of whom is a U.S. citizen.

NAME                                   TITLE
----                                   -----
William B. Harrison, Jr*.............  Chairman of the Board, President and
                                       Chief Executive Officer
Thomas G. Labrecque*.................  President
Donald L. Boudreau*..................  Vice Chairman of the Board
James B. Lee, Jr.*...................  Vice Chairman of the Board
Denis J. O'Leary*....................  Vice Chairman of the Board
Marc J. Shapiro*.....................  Vice Chairman of the Board
Joseph G. Sponholz*..................  Vice Chairman of the Board
John J. Farrell*.....................  Director, Human Resources John
Frederick W. Hill*...................  Director, Corporate Marketing and
                                       Communication
William H. McDavid*..................  General Counsel

------------------------

    * Principal occupation is executive officer and/or employee of The Chase Manhattan Bank. Business address is c/o The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017.

    Set forth below is the name, business address, principal occupation and employment of each director of Chase, each of whom is a U.S. citizen.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Hans W. Becherer.....................  Chairman of the Board
                                       Chief Executive Officer
                                       Deere & Company
                                       8601 John Deere Road
                                       Moline, IL 61265

Frank A. Bennack, Jr.................  President and Chief Executive Officer
                                       The Hearst Corporation
                                       959 Eighth Avenue
                                       New York, NY 10019

Susan V. Berresford..................  President
                                       The Ford Foundation
                                       320 East 43rd Street
                                       New York, NY 10017

M. Anthony Burns.....................  Chairman, President and Chief
                                       Executive Officer
                                       Ryder System, Inc.
                                       2800 N.W. 82nd Avenue
                                       Miami, FL 33166

H. Laurance Fuller...................  Co-Chairman of the Board and Chief
                                       Executive Officer
                                       Amoco Corporation
                                       200 East Randolph Drive
                                       Chicago, IL 60601

William H. Gray, III.................  Chairman of the Board,
                                       President and Chief Executive Officer
                                       The College Fund/UNCF
                                       9860 Willow Oaks Corporate Drive
                                       P.O. Box 10444
                                       Fairfax, VA 22031

William B. Harrison, Jr..............  President and Chief Executive Officer
                                       The Chase Manhattan Corporation
                                       270 Park Avenue, 8th Floor
                                       New York, NY 10017-2070

Harold S. Hook.......................  Retired Chairman of the Board
                                       and Chief Executive Officer
                                       American General Corporation
                                       2929 Allen Parkway
                                       Houston, TX 77019

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Helene L. Kaplan.....................  Of Counsel
                                       Skadden, Arps, Slate, Meagher & Flom
                                       919 Third Avenue--Room 29-72
                                       New York, NY 10022

Thomas G. Labrecque..................  Retired President and
                                       Chief Operating Officer
                                       The Chase Manhattan Corporation
                                       270 Park Avenue, 8th Floor
                                       New York, NY 10017-2070

Henry B. Schacht.....................  Director and Senior Advisor
                                       E.M. Warburg,
                                       Pincus & Co., LLC
                                       466 Lexington Avenue
                                       10th Floor
                                       New York, New York 10017

Andrew C. Sigler.....................  Retired Chairman of the Board and
                                       Chief Executive Officer
                                       Champion International Corporation
                                       1 Champion Plaza
                                       Stamford, CT 06921

John R. Stafford.....................  Chairman
                                       President
                                       Chief Executive Officer
                                       American Home Products Corporation
                                       Five Giralda Farms
                                       Madison, NJ 07940

Marina N. Whitman....................  Professor of Business Administration
                                       and Public Policy
                                       The University of Michigan
                                       School of Public Policy
                                       411 Lorch Hall, 611 Tappan Street
                                       Ann Arbor, MI 48109-1220

    SPROUT CAPITAL VII, L.P. AND RELATED ENTITIES

    The Sprout Group includes the following persons and entities: (1) Sprout Capital VII, L.P., a Delaware Limited Partnership ("Sprout VII"); (2) Sprout CEO Fund, L.P., a Delaware Limited Partnership ("Sprout CEO"), (3) DLJ First ESC, LLC, a Delaware Limited Liability Company, ("DLJFESC") (4) DLJ Growth Associates II, L.P., a Delaware Limited Partnership ("Growth LP"); (5) DLJ Growth Associates (II), Inc., a Delaware Corporation ("Growth Inc."); (6) Sprout Growth II, L.P., a Delaware Limited Partnership ("Sprout II" and together with Sprout VII, DLJFESC and Sprout CEO the "Sprout Funds")); (7) DLJ Associates VII, L.P., a Delaware Limited Partnership ("DLJ VII"); (8) DLJ Capital Associates
VII, Inc., a Delaware Corporation ("DLJCA VII"); (9) The Kroon 1994 Limited Partnership, a Connecticut Limited Partnership ("Kroon"); (10) Patrick J. Boroian; (11) Philippe O. Chambon; (12) Robert E. Curry; (13) Robert Finzi;
(14) Keith B. Geeslin; (15) The JHT 1994 Limited Partnership, a Connecticut Limited Partnership ("JHT"); (16) Kathleen D. LaPorte; (17) Scott F. Meadow;
(18) Arthur S. Zuckerman; (19) Janet A. Hickey; (20) Hal Tague; (21) Richard E. Kroon; (22) Mary Jane Kroon;

(23) DLJ Capital Corporation, a Delaware Corporation ("DLJCC"); (24) Donaldson, Lufkin & Jenrette, Inc., a Delaware Corporation ("DLJ"); (25) The Equitable Companies Incorporated, a Delaware corporation ("EQ"); (26) AXA, a societe anonyme organized under the laws of France ("AXA"); (27) Finaxa, a societe anonyme organized under the laws of France; (28) AXA Assurances I.A.R.D. Mutuelle, a mutual insurance company organized under the laws of France;
(29) AXA Assurances Vie Mutuelle, a mutual insurance company organized under the laws of France; (30) AXA Courtage Assurance Mutuelle (formerly known as Uni Europe Assurance Mutuelle), a mutual insurance company organized under the laws of France; (31) AXA Conseil Vie Assurance Mutuelle (formerly known as Alpha Assurances Vie Mutuelle), a mutual insurance company organized under the laws of France, and (32) Claude Bebear, Patrice Garnier and Henri de Clermont-Tonnerre, trustees (the "AXA Voting Trustees") of a voting trust (the "AXA Voting Trust") established pursuant to a Voting Trust Agreement by and among AXA and the AXA Voting Trustees dated as of May 12, 1992, and as amended, January 22, 1997.

    Growth LP, Growth Inc., DLJ VII, DLJCA VII, DLJCC and DLJ are collectively referred to as the "DLJ Entities".

    Kroon, Patrick J. Boroian, Philippe O. Chambon, Robert E. Curry,
Robert Finzi, Keith B. Geeslin, JHT, Kathleen D. LaPorte, Scott F. Meadow, Arthur S. Zuckerman, Janet A. Hickey, Hal Tague, Richard E. Kroon, Mary Jane Kroon and Alex Rosen are collectively referred to as the "General Partners".

    Sprout VII is a Delaware limited partnership which makes investments for long term appreciation. DLJCC is the managing general partner of Sprout VII. DLJCC makes all of the investment decisions on behalf of Sprout VII. DLJ VII is a Delaware limited partnership which serves as a general partner of Sprout VII. DLJCA VII is a general partner of DLJ VII. DLJCA VII is a Delaware corporation formed to serve as a general partner of DLJ VII. DLJCA VII is a wholly owned subsidiary of DLJCC.

    Sprout CEO is a Delaware limited partnership which makes investments for long term appreciation. DLJCC is the managing general partner of Sprout CEO. DLJCC makes all of the investment decisions on behalf of Sprout CEO.

    DLJFESC is a Delaware limited liability company which makes investments for long term appreciation. DLJ LBO Plans Management Company is a Delaware corporation and the manager of DLJFESC and makes all of the investment decisions on behalf of DLJFESC.

    Sprout II is a Delaware limited partnership which makes investments for long term appreciation. DLJCC is the managing general partner of Sprout II and makes all of the investment decisions on behalf of Sprout II.

    Growth Inc. is a Delaware corporation and a general partner of Growth LP. Growth-Inc. is a wholly owned subsidiary of DLJCC.

    Kroon is a Connecticut limited partnership which makes investments for long term appreciation. Kroon is one of the general partners of Growth LP and DLJ VII.

    Patrick J. Boroian is a general partner of Growth LP and DLJ VII and is a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Philippe O. Chambon is a general partner of Growth LP and DLJ VII and is a citizen of France. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Robert E. Curry is a general partner of Growth LP and DLJ VII and is a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Robert Finzi is a general partner of Growth LP and DLJ VII and is a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Keith B. Geeslin is a general partner of Growth LP and DLJ VII and is a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    JHT is a Connecticut limited partnership which makes investments for long term appreciation. JHT is a general partner of Growth LP and DLJ VII.

    Kathleen D. LaPorte is a general partner of Growth LP and DLJ VII and is a citizen of the United States. She is employed by Sprout Group and her principal occupation is venture capital investing.

    Scott F. Meadow is a general partner of Growth LP and DLJ VII and is a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Arthur S. Zuckerman is a general partner of Growth LP and DLJ VII and is a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Alex Rosen is a general partner of DLJ VII and is a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Janet A. Hickey is a general partner of JHT and is a citizen of the United States. She is employed by Sprout Group and her principal occupation is venture capital investing.

    Hal Tague is a general partner of JHT and a citizen of the United States. He is employed as President of Overbrook Management Corp. and his principal occupation is investment management and administration.

    Richard E. Kroon is a general partner of Kroon and a citizen of the United States. He is employed by Sprout Group and his principal occupation is venture capital investing.

    Mary Jane Kroon is a general partner of Kroon and a citizen of the United States. She is not employed.

    DLJCC is a Delaware corporation formed to make investments in industrial and other companies to participate in the management of venture capital pools. DLJCC is a wholly owned subsidiary of DLJ.

    DLJ is a publicly held Delaware corporation. DLJ directly owns all of the capital stock of DLJCC. DLJ, acting on its own behalf or through its subsidiaries, is a registered broker/dealer and registered investment adviser engaged in investment banking, institutional trading and research, investment management and financial and correspondent brokerage services.

    AXA Financial is a Delaware corporation and is a holding company. As of June 30, 1999, AXA Financial owned, directly or indirectly, 70.5% of DLJ.

    AXA is a societe anonyme organized under the laws of France and a holding company for an international group of insurance and related financial services companies. As of June 30, 1999, approximately 58.3% of the outstanding common stock of AXA Financial was beneficially owned by AXA. For insurance regulatory purposes, to insure that certain indirect minority shareholders of AXA will not be able to exercise control over AXA Financial and certain of its insurance subsidiaries, the voting shares of AXA Financial capital stock beneficially owned by AXA and its subsidiaries have been deposited into the AXA Voting Trust. As of June 30, 1999, AXA directly owned 1.5% of DLJ.

    Finaxa is a societe anonyme organized under the laws of France and is a holding company. As of June 30, 1999, Finaxa controlled directly and indirectly approximately 20.7% of the issued ordinary shares (representing approximately 32.7% of the voting power) of AXA.

    Each of AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA Conseil Vie Assurance Mutuelle (collectively, the "Mutuelles AXA") is a mutual insurance company organized under the laws of France. Each of the Mutuelles AXA is owned by its policy holders. As of March 1, 1999, the Mutuelles AXA, as a group, control approximately 61.7% of the issued shares (representing approximately 72.3% of the voting power) of Finaxa and 22.7% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. Including the ordinary shares owned by Finaxa, on March 1, 1999, the Mutuelles AXA directly or indirectly controlled 23.9% of the issued ordinary shares (representing 37.6% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA and Finaxa.

    Claude Bebear, Patrice Garnier and Henri de Clermont-Tonnerre, the AXA Voting Trustees, exercise all voting rights with respect to the shares of AXA Financial capital stock beneficially owned by AXA and its subsidiaries that have been deposited in the AXA Voting Trust.

    The address of the principal business and office of each of the DLJ Entities and the Sprout Funds is 277 Park Avenue, New York, New York 10172. The address of the principal business and principal office of AXA Financial is 1290 Avenue of the Americas, New York, New York 10104.

    The address of the principal business and principal office of each of the General Partners is:

    - Patrick J. Boroian--c/o Sprout Group, 277 Park Ave., New York, NY 10172

    - Philippe O. Chambon--c/o Sprout Group, 3000 Sand Hill Rd., Building 3, Ste. 170 Menlo Park, CA 94025

    - Robert E. Curry--c/o Sprout Group, 3000 Sand Hill Rd., Building 3, Ste. 170, Menlo Park, CA 94025

    - Robert Finzi--c/o Sprout Group, 3000 Sand Hill Rd., Building 3, Ste. 170, Menlo Park, CA 94025

    - Keith B. Geeslin--c/o Sprout Group, 3000 Sand Hill Rd., Building 3, Ste. 170, Menlo Park, CA 94025

    - Alex Rosen--c/o Sprout Group, 3000 Sand Hill Rd. Building 3, Ste. 170, Menlo Park, CA 94025

    - Kathleen D. LaPorte--c/o Sprout Group, 3000 Sand Hill Rd., Building 3, Ste. 170, Menlo Park, CA 94025

    - Scott F. Meadow--520 Lake Cook Road, Suite 450, Deerfield, IL 60015

    - Arthur S. Zuckerman--c/o Sprout Group, 277 Park Ave., New York, NY 10172

    - Janet A. Hickey--c/o Sprout Group, 277 Park Ave., New York, NY 10172

    - Hal Tague--Overbrook Management Corp., 521 Fifth Avenue, New York, NY
      10121

    - Richard E. Kroon--c/o Sprout Group, 277 Park Ave., New York, NY 10172

    - Mary Jane Kroon--c/o Richard E. Kroon, Sprout Group, 277 Park Ave., New York, NY 10172

    - The Kroon 1994 Limited Partnership--c/o Richard E. Kroon, Sprout Group, 277 Park Ave., New York, NY 10172

    - The JHT 1994 Limited Partnership--c/o Janet Hickey, Sprout Group, 277 Park Ave., New York, NY 10172

    The address of the principal business and principal office of each of AXA and the AXA Voting Trustees is 9 Place Vendome, 75001 Paris, France. The address of the principal business and principal office of Finaxa is 23, avenue Matignon, 75008 Paris, France; of each of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is 21, rue de Chateaudun, 75009 Paris, France; of AXA Courtage Assurance Mutuelle is 26, rue Louis-le-Grande, 75002 Paris, France; and of AXA Conseil Vie Assurance Mutuelle is Tour Franklin, 100/101 Terrasse Boieldieu, Cedex 11, 92042 Paris La Defense, France.

    The name, business address, citizenship, present principal occupation or employment and the name and business address of any corporation or organization in which each such employment is conducted, of each executive officer or member, as applicable, of the Board of Directors, the Supervisory Board or the Conseil d'Administration (French analogue of a Board of Directors) of Growth Inc., DLJCA VII, DLJCC, DLJ, AXA Financial, AXA, Finaxa and the Mutuelles AXA are set forth below.

    The names of the directors and the names and titles of the executive officers of Growth Inc. and their business addresses and principal occupations are set forth below. If no address is given, the director's or executive officer's business address is that of Growth Inc. at 277 Park Avenue, New York, New York 10172. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to Growth Inc. and each individual is a United States citizen.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Richard E. Kroon*....................  President

Anthony F. Daddino*..................  Chief Financial Officer
                                       Executive Vice President
                                       DLJ

Arthur Zuckerman.....................  Vice President

Marjorie S. White*...................  Secretary and Treasurer
                                       Vice President
                                       DLJ

------------------------

*   Director

    The names of the directors and the names and titles of the executive officers of DLJ Capital DLJCA VII and their business addresses and principal occupations are set forth below. If no address is given, the director's or executive officer's business address is that of DLJCA VII at 277 Park Avenue, New York, New York 10172. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to DLJCA VII and each individual is a United States citizen.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Richard E. Kroon*....................  President and Chief Executive Officer

Arthur Zuckerman.....................  Vice President

Marjorie S. White*...................  Secretary and Treasurer
                                       Vice President
                                       DLJ

------------------------

*   Director

    The names of the directors and the names and titles of the executive officers of DLJCC and their business addresses and principal occupations are set forth below. Each director's or executive officer's business address is that of DLJCC at 277 Park Avenue, New York, New York 10172. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to DLJCC and each individual is a United States citizen.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Richard E. Kroon*....................  President and Chief Executive Officer

Anthony F. Daddino*..................  Vice President
                                       Executive Vice President
                                       Chief Financial Officer
                                       DLJ

Marjorie S. White*...................  Secretary and Treasurer
                                       Vice President
                                       DLJ

------------------------

*   Director

    The names of the directors and the names and titles of the executive officers of DLJ and their business addresses and principal occupations are set forth below. If no address is given, the director's or executive officer's business address is that of DLJ at 277 Park Avenue, New York, New York 10172. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to DLJ and each individual is a United States citizen.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
John S. Chalsty*.....................  Chairman of the Board

Joe L. Roby*.........................  Chief Executive Officer

Henri de Castries*(1)................  Senior Executive Vice President
                                       Financial Services and Life Insurance
                                       Activities
                                       AXA
                                       23 avenue Matignon
                                       75008 Paris, France

Denis Duverne*(1)....................  Senior Vice President--International
                                       Life
                                       AXA
                                       23, avenue Matignon
                                       75008 Paris, France

Louis Harris.........................  Chairman and Chief Executive Officer,
                                       LH Research (research)
                                       152 East 38th Street
                                       New York, New York 10016-2605

Michael Hegarty*.....................  Vice Chairman and Chief Operating
                                       Officer
                                       The Equitable Life Assurance Society
                                       of the United States
                                       1290 Avenue of the Americas
                                       New York, NY 10104

Henri G. Hottingeur*(2)..............  Chairman and Chief Executive Officer
                                       Banque Hottingeur (banking)
                                       38, rue de Provence
                                       75009 Paris, France

W. Edwin Jarmain*(3).................  President
                                       Jarmain Group Inc. (private
                                       investment holding company)
                                       Suite 2525, Box 36
                                       121 King Street, West
                                       Toronto, Ontario
                                       M5H 3T9 Canada

Francis Jungers*.....................  Retired
                                       19880 NW Nestucca Drive
                                       Portland, Oregon 97229

Anthony F. Daddino*..................  Executive Vice President and Chief
                                       Financial Officer

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Edward D. Miller*....................  President and Chief Executive Officer
                                       and Director
                                       AXA
                                       President, Chief Executive Officer
                                       and Director
                                       AXA Financial
                                       Chairman and Chief Executive Officer
                                       The Equitable Life Assurance
                                       Society of the United States
                                       1290 Avenue of the Americas
                                       New York, New York 10104

W. J. Sanders, III*..................  Chairman and Chief Executive Officer
                                       Advanced Micro Devices, Inc.
                                       901 Thompson Place
                                       Sunnyvale, CA 94086

Stanley B. Tulin*....................  Executive Vice President and Chief
                                       Financial Officer
                                       AXA Financial
                                       1290 Avenue of the Americas
                                       New York, NY 10104

John C. West*........................  Retired
                                       c/o Bothea, Jordan & Griffin
                                       23B Shelter Cove
                                       Hilton Head Island, SC 29928

Hamilton E. James*...................  Chairman, DLJ's Banking Group

Richard S. Pechter*..................  Chairman, DLJ's Financial Services
                                       Group

David DeLucia........................  Head, DLJ's Fixed Income Division
                                       Chief Financial Officer

Stuart M. Robbins*...................  Managing Director, DLJ's Global
                                       Institutional Equities Group

Jane Mack Gould*.....................  Senior Vice President and Portfolio
                                       Manager, Alliance

------------------------

*   Director

(1) Citizen of the Republic of France

(2) Citizen of Switzerland

(3) Citizen of Canada

    The names of the directors and the names and titles of the executive officers of AXA Financial and their business addresses and principal occupations are set forth below. If no address is given, the director's or executive officer's business address is that of AXA Financial at 1290 Avenue of the Americas, New

York, New York 10104. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to AXA Financial and each individual is a United States citizen.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claude Bebear*(1)....................  Chairman of the Executive Board
                                       AXA
                                       Director
                                       AXA Financial
                                       23, avenue Matignon
                                       75008 Paris, France

John S. Chalsty*.....................  Chairman of the Board
                                       DLJ
                                       Senior Executive Vice President
                                       AXA
                                       277 Park Avenue
                                       New York, NY 10172

Francoise Colloc'h*(1)...............  Senior Executive Vice President,
                                       Group Human Resources and
                                       Communications
                                       AXA
                                       23, avenue Matignon
                                       75008 Paris, France

Henri de Castries*(1)................  Vice Chairman of the Board
                                       Senior Executive Vice President
                                       Financial Services and Life Insurance
                                       Activities (U.S. & U.K.)
                                       AXA
                                       23, avenue Matignon
                                       75008 Paris, France

Joseph L. Dionne*....................  Chairman and Chief Executive Officer
                                       The McGraw-Hill Companies
                                       (publishing)
                                       1221 Avenue of the Americas
                                       New York, NY 10020

Jean-Rene Fourtou*(1)................  Chairman of the Board and Chief
                                       Executive Officer
                                       Rhone-Poulenc S.A. (manufacturer of
                                       chemicals and agricultural products)
                                       25 quai Paul Doumer
                                       92408 Courbevoie Cedex
                                       France

Jacques Friedmann*(1)................  Chairman of the Supervisory Board
                                       AXA
                                       9, Place Vendome
                                       75001 Paris
                                       France

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Robert E. Garber.....................  Executive Vice President and General
                                       Counsel
                                       The Equitable Life Assurance Society
                                       of the United States

Donald J. Greene, Esq.*..............  Counselor-at-Law, Partner,
                                       LeBoeuf, Lamb, Greene & MacRae,
                                       L.L.P. (law firm)
                                       125 West 55th Street
                                       New York, NY 10019

Anthony J. Hamilton*(2)..............  Group Chairman and Chief Executive
                                       Officer
                                       Fox-Pitt, Kelton Group Limited
                                       (finance)
                                       35 Wilson Street
                                       London, England EC2M 2SJ

John T. Hartley*.....................  Retired Chairman and Chief Executive
                                       Officer, currently Director
                                       Harris Corporation
                                       (manufacturer of electronic,
                                       telephone and copying systems)
                                       1025 Nasa Boulevard
                                       Melbourne, FL 32919

Michael Hegarty......................  Vice Chairman of the Board
                                       and Chief Operating Officer
                                       AXA Financial
                                       President
                                       The Equitable Life Assurance Society
                                       of the United States

John H. F. Haskell, Jr. *............  Director and Managing Director
                                       Warburg Dillon Read LLC (investment
                                       banking firm)
                                       299 Park Avenue
                                       New York, NY 10171

Nina Henderson*......................  President
                                       Bestfoods Grocery (formerly CPC
                                       Specialty Markets Group of CPC
                                       International, Inc.) (food
                                       manufacturer) 700 Sylvan Avenue
                                       Englewood, NJ 07632

W. Edwin Jarmain*(3).................  President
                                       Jarmain Group Inc. (private
                                       investment holding company)
                                       121 King Street West
                                       Suite 2525
                                       Toronto, Ontario M5H 3T9
                                       Canada

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Edward D. Miller*....................  President and Chief Executive Officer
                                       and Director
                                       AXA
                                       President, Chief Executive Officer
                                       and Director
                                       AXA Financial
                                       Chairman and Chief Executive Officer
                                       The Equitable Life Assurance
                                       Society of the United States
                                       1290 Avenue of the Americas
                                       New York, New York 10104

Peter D. Noris.......................  Executive Vice President
                                       Chief Investment Officer
                                       Equitable Life Assurance Society
                                       of the United States

Didier Pineau-Valencienne*(1)........  Vice Chairman
                                       Credit Suisse First Boston
                                       (investment banking firm)
                                       64, rue de Miromesnil
                                       75008 Paris, France

George J. Sella, Jr. *...............  Retired Chairman, President and
                                       Chief Executive Officer
                                       American Cyanamid Company
                                       (manufacturer of pharmaceutical
                                       products and agricultural products)
                                       P.O. Box 397
                                       Newton, NJ 07860

Jose Suquet..........................  Executive Vice President
                                       Senior Executive Vice President
                                       Chief Distribution Officer
                                       The Equitable Life Assurance Society
                                       of the United States

Peter J. Tobin*......................  Dean, College of Business
                                       Administration (education)
                                       St. John's University
                                       8000 Utopia Parkway
                                       Bent Hall
                                       Jamaica, NY 11439

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Stanley B. Tulin.....................  Vice Chairman of the Board
                                       Executive Vice President
                                       Chief Financial Officer
                                       The Equitable Life Assurance Society
                                       of the United States

Dave H. Williams*....................  Chairman and Chief Executive Officer
                                       Alliance Capital Management Corp.
                                       (investment adviser)
                                       1345 Avenue of the Americas
                                       New York, NY 10105

------------------------

*   Director

(1) Citizen of the Republic of France

(2) Citizen of United Kingdom

(3) Citizen of Canada

    The names and titles of the Members of the Executive Committee and Supervisory Board of AXA and their business addresses and principal occupations are set forth below. If no address is given, the Member's business address is 23, avenue Matignon, 75008 Paris, France. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to AXA and each individual is a citizen of the Republic of France.

    Members of the Executive Committee:

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claude Bebear*.......................  Chairman of the Executive Board
                                       AXA
                                       Director, AXA Financial

Donald Brydon(1).....................  Senior Executive Vice President
                                       AXA Asset Management Europe

Henri de Castries....................  Senior Executive Vice President,
                                       Financial Services
                                       and Insurance Activities (U.S. and
                                       U.K.)

John Chalsty(2)......................  Chairman of the Board
                                       DLJ (investment banking)
                                       Senior Executive Vice President
                                       AXA

Francoise Colloc'h...................  Senior Executive Vice President,
                                       Group Human Resources and
                                       Communications

Jean-Pierre Gerard(3)................  Senior Executive Vice President
                                       Chief Executive Officer
                                       Royale Belge (insurance)

Denis Kessler........................  Senior Executive Vice President,
                                       Insurance Activities
                                       outside France, U.K. and the U.S.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claus Kleyboldt(4)...................  Senior Executive Vice President
                                       Chairman of the Executive Board of
                                       AXA Colonia (insurance)

Gerard de La Martiniere..............  Senior Executive Vice President
                                       Chief Financial Officer

Jean-Louis Meunier...................  Senior Executive Vice President
                                       Central Underwriting Officer

Edward D. Miller(2)..................  President and Chief Executive Officer
                                       and Director
                                       AXA
                                       President, Chief Executive Officer
                                       and Director
                                       AXA Financial
                                       Chairman and Chief Executive Officer
                                       The Equitable Life Assurance
                                       Society of the United States
                                       1290 Avenue of the Americas
                                       New York, New York 10104

Michel Pinault.......................  Senior Executive Vice President,
                                       Group Administration

Claude Tendil........................  Senior Executive Vice President
                                       French Insurance Activities,
                                       international risks, transborder
                                       insurance projects and
                                       information systems policy

Geoff Tomlinson(5)...................  Senior Executive Vice President
                                       Managing Director
                                       National Mutual Holdings (insurance)

Dave H. Williams(2)..................  Senior Executive Vice President
                                       Chairman and Chief Executive Officer
                                       Alliance Capital Management
                                       Corporation (investment adviser)
                                       1345 Avenue of the Americas
                                       New York, NY 10105

Mark Wood(1).........................  Senior Executive Vice President
                                       Managing Director
                                       Sun Life & Provincial Holdings plc

    Members of the Supervisory Board:

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Jacques Friedmann....................  Chairman of the Supervisory Board
                                       9 Place Vendome
                                       75008 Paris, France

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Jean-Louis Beffa.....................  Chairman and Chief Executive Officer
                                       Compagnie de St. Gobain (industry)
                                       "Les Miroirs" Cedex 27
                                       92096 Paris La Defense, France

Antoine Bernheim.....................  General Partner
                                       Lazard Freres et Cie (investment
                                       banking)
                                       Chairman
                                       Assicurazioni Generali S.p.A.
                                       (insurance)
                                       121, Avenue Haussman
                                       75008 Paris, France

Jacques Calvet.......................  Former Chairman of the Executive
                                       Board
                                       Peugeot S.A. (auto manufacturer)
                                       75, avenue de la Grande Armee
                                       75116 Paris, France

David Dautresme......................  General Partner
                                       Lazard Freres et Cie (investment
                                       banking)
                                       121, Boulevard Haussman
                                       75008 Paris, France

Guy Dejouany.........................  Honorary Chairman
                                       Compagnie Generale des Eaux (industry
                                       and services)
                                       52, rue d'Anjou
                                       75008 Paris, France

Paul Desmarais(7)....................  Chairman and Chief Executive Officer
                                       Power Corporation (industry and
                                       services)
                                       751, Square Victoria
                                       Montreal Quebec
                                       H3Y 3J7 Canada

Jean-Rene Fourtou....................  Chairman and Chief Executive Officer
                                       Rhone-Poulenc S.A. (industry)
                                       25, quai Paul Doumer
                                       92408 Courbevoie Cedex
                                       France

Michel Francois-Poncet...............  Chairman of the Supervisory Board
                                       Compagnie Financiere de Paribas
                                       (financial services and banking)
                                       3, rue d'Autin
                                       75002 Paris, France

Patrice Garnier......................  Director,
                                       Finaxa
                                       Latreaumont
                                       76360 Baretin, France

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Anthony J. Hamilton(1)...............  General Partner
                                       Fox-Pitt, Kelton Group Limited
                                       (finance)
                                       35 Wilson Street
                                       London, England EC2M 2SJ

Henri Hottinguer(6)..................  Vice Chairman
                                       Banque Hottinguer (banking)
                                       38, rue de Provence
                                       75009 Paris, France

Richard H. Jenrette(2)...............  Senior Advisor
                                       DLJ (investment banking)
                                       277 Park Avenue
                                       New York, New York 10172

Henri Lachmann.......................  Chairman and Chief Executive Officer
                                       Strafor Facom (office furniture)
                                       56, rue Jean Giraudoux
                                       67200 Strasbourg, France

Gerard Mestrallet....................  Chairman of the Executive Board
                                       Suez Lyonnaise des Eaux (finance)
                                       1, rue d'Astorg
                                       75008 Paris, France

Friedel Neuber.......................  Chairman of the Executive Board
                                       WestDeutsche Landesbank (banking)
                                       Girozentrade Herzogstrasse 15
                                       D40127 Dusseldorf, Germany

Alfred von Oppenheim(4)..............  Chairman,
                                       Bank Oppenheim (banking)
                                       Konsortium Oppenheim
                                       Unter Sachsenrausen 4
                                       50667 Koln, Germany

Michel Pebereau......................  Chairman and Chief Executive Officer
                                       Banque Nationale de Paris (banking)
                                       16, Boulevard des Italiens
                                       75009 Paris, France

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Didier Pineau-Valencienne............  Chairman and Chief Executive Officer
                                       Schneider S.A. (electric equipment)
                                       64-70, avenue Jean Baptiste Clement
                                       92646 Boulogne Cedex, France

Bruno Roger..........................  General Partner
                                       Lazard Freres et Cie (investment
                                       banking)
                                       21, Boulevard Hausmann
                                       75008 Paris, France

Simone Rozes.........................  First Honorary President
                                       Cour de Cassation (government)
                                       2, rue Villaret de Joyeuse
                                       75017 Paris, France

------------------------

(1) Citizen of the United Kingdom

(2) Citizen of the United States of America

(3) Citizen of Belgium

(4) Citizen of Germany

(5) Citizen of Australia

(6) Citizen of Switzerland

(7) Citizen of Canada

    The names of the members of Conseil d'Administration and the names and titles of the executive officers of Finaxa and their business addresses and principal occupations are set forth below. If no address is given, the member's or executive officer's business address is that of Finaxa at 23, avenue Matignon, 75008 Paris, France. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to Finaxa and each individual is a citizen of the Republic of France.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claude Bebear*.......................  Chairman and Chief Executive Officer
                                       Finaxa
                                       Chairman of the Executive Board
                                       AXA
                                       Director
                                       AXA Financial
Henri de Clermont-Tonnerre*..........  Chairman of the Supervisory Board
                                       Qualis SCA (transportation)
                                       4, avenue Van Dyke
                                       75008 Paris, France
Jean-Rene Fourtou*...................  Chairman and Chief Executive Officer
                                       Rhone-Poulenc S.A. (industry)
                                       25, quai Paul Doumer
                                       92408 Courbevoie Cedex
                                       France
Patrice Garnier*.....................  Retired
                                       Latreaumont
                                       76360 Baretin, France

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Henri Hottinguer*(1).................  Chairman and Chief Executive Officer
                                       Banque Hottinguer (banking)
                                       38, rue de Provence
                                       75009 Paris, France
Paul Hottinguer*(1)..................  Assistant Chairman and
                                       Chief Executive Officer
                                       Banque Hottinguer (banking)
                                       38, rue de Provence
                                       75009 Paris, France
Henri Lachmann*......................  Chairman and Chief Executive Officer
                                       Strafor Facom (office furniture)
                                       56, rue Jean Giraudoux
                                       67000 Strasbourg, France
Andre Levy-Lang*.....................  Chief Executive Officer
                                       Paribas (banking)
                                       3, rue d'Antin
                                       75002 Paris, France
Christien Manset.....................  Vice Chairman of the
                                       Supervisory Board
                                       Banque Paribus
                                       3, rue d'Antin
                                       75002 Paris, France
Georges Rousseau*....................  Retired
                                       2, rue des Mouettes
                                       76130 Mont Saint Aignan, France
Emilo Ybarra(2)......................  Chairman
                                       Banco Bilbao Vizcaya (banking)
                                       Paseo de la Castillone, 8
                                       28046 Madrid, Spain

------------------------

*   Member, Conseil d'Administration

(1) Citizen of Switzerland

(2) Citizen of Spain

    The names of the members of Conseil d'Administration and the names and titles of the executive officers of AXA Assurances I.A.R.D. Mutuelle and their business addresses and principal occupations are set forth below. If no address is given, the member's or executive officer's business address is that of AXA Assurances I.A.R.D. Mutuelle at 21, rue de Chateaudun, 75009 Paris, France. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to AXA Assurances I.A.R.D. Mutuelle and each individual is a citizen of the Republic of France.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claude Bebear*.......................  Chairman
                                       Axa Assurances I.A.R.D. Mutuelle
                                       Chairman of the Executive Board
                                       AXA
                                       Director
                                       AXA Financial
                                       23, avenue Matignon
                                       75008 Paris, France

Jean-Luc Bertozzi....................  Executive Officer

Jean-Pierre Chaffin*.................  Manager, Federation de la Metallurgie
                                       (industry)
                                       5, rue la Bruyere
                                       75009 Paris, France

Gerard Coutelle*.....................  Retired

Henri de Castries*...................  Senior Executive Vice President,
                                       Financial Services
                                       and Life Insurance Activities
                                       (U.S. & U.K.)
                                       AXA
                                       23, avenue Matignon,
                                       75008 Paris, France

Jean-Rene Fourtou*...................  Chairman and Chief Executive Officer
                                       Rhone-Poulenc S.A. (industry)
                                       25, quai Paul Doumer
                                       92408 Courbevoie Cedex
                                       France

Patrice Garnier*.....................  Retired
                                       Latreaumont
                                       76360 Baretin, France

Henri Lachmann*......................  Chairman and Chief Executive Officer
                                       Strafor Facom (office furniture)
                                       56, rue Jean Giraudoux
                                       67000 Strasbourg, France

Francois Richer*.....................  Retired

Georges Rousseau*....................  Retired
                                       2, rue des Mouettes
                                       76130 Mont Saint Aignan, France

Claude Tendil*.......................  Chief Executive Officer
                                       Senior Executive Vice President,
                                       French Insurance Activities
                                       AXA

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Nicolas Thiery*......................  Chairman and Chief Executive Officer
                                       Etablissements Jaillard (management
                                       consulting)
                                       6 Cite de la Chapelle
                                       75018 Paris, France

Francis Vaudour*.....................  Chief Executive Officer
                                       Segafredo Zanetti France S.A. (coffee
                                       importing and processing)
                                       14, boulevard Industriel
                                       76301 Sotteville les Rouen, France

------------------------

*   Member, Conseil d'Administration

    The names of the Members of Conseil d'Administration and the names and titles of the executive officers of AXA Assurances Vie Mutuelle and their business addresses and principal occupations are set forth below. If no address is given, the Member's or executive officer's business address is that of AXA Assurances Vie Mutuelle at 21, rue de Chateaudun, 75009 Paris, France. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to AXA Assurances Vie Mutuelle and each individual is a citizen of the Republic of France.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claude Bebear*.......................  Chairman
                                       AXA Assurances Vie Mutuelle
                                       Chairman of the Executive Board
                                       AXA
                                       Director
                                       AXA Financial
                                       23, avenue Matignon
                                       75008 Paris, France

Jean-Luc Bertozzi....................  Executive Vice President

Jean-Pierre Chaffin*.................  Manager
                                       Federation de la Metallurgie
                                       (industry)
                                       11, rue de Rome
                                       75006 Paris, France

Henri de Castries*...................  Senior Executive Vice President
                                       Financial Services and Life Insurance
                                       Activities (U.S. & U.K.)
                                       AXA
                                       23, avenue Matignon
                                       75008 Paris, France

Henri de Clermont-Tonnerre*..........  Chairman of the Supervisory Board
                                       Qualis SCA (transportation)
                                       90, rue de Miromesnil
                                       75008 Paris, France

Gerard Coutelle*.....................  Retired

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Jean-Rene Fourtou*...................  Chairman
                                       Chief Executive Officer
                                       Rhone-Poulenc S.A. (industry)
                                       25, quai Paul Doumer
                                       92408 Courbevoie Cedex
                                       France

Henri Lachmann*......................  Vice Chairman
                                       Chairman and Chief Executive Officer
                                       Strafor Facom (office furniture)
                                       56, rue Jean Giraudoux
                                       67000 Strasbourg, France

Francois Richer*.....................  Retired

Georges Rousseau*....................  Retired
                                       2, rue des Mouettes
                                       76130 Mont Saint Aignan, France

Claude Tendil*.......................  Chief Executive Officer
                                       Senior Executive Vice President
                                       French Insurance Activities
                                       AXA
                                       Tour Assur 38
                                       92083 Paris La Defense, France

Nicolas Thiery*......................  Chairman and Chief Executive Officer
                                       Etablissements Jaillard
                                       (management consulting)
                                       6 Cite de la Chapelle
                                       75018 Paris, France

Francis Vaudour*.....................  Chief Executive Officer
                                       Segafredo Zanetti France, S.A.
                                       (coffee importing and processing)
                                       14, boulevard Industriel
                                       76301 Sotteville les Rouen, France

------------------------

*   Member, Conseil d'Administration

    The names of the Members of Conseil d'Administration and the names and titles of the executive officers of AXA Courtage Assurance Mutuelle and their business addresses and principal occupations are set forth below. If no address is given, the Member's or executive officer's business address is that of AXA Courtage Assurance Mutuelle at 26, rue de Louis-le-Grand, 75002 Paris, France. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to AXA Courtage Assurance Mutuelle and each individual is a citizen of the Republic of France.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claude Bebear*.......................  Chairman
                                       AXA Courtage Assurance Mutuelle
                                       Chairman of the Executive Board
                                       AXA
                                       Director
                                       AXA Financial
                                       23, avenue Matignon
                                       75008 Paris, France

Francis Cordier*.....................  Chairman and Chief Executive Officer
                                       Group Demay Lesieur Sotteville (food
                                       industry)
                                       rue Nicephore Niepce BP 232 76304
                                       Sotteville les Rouen, France

Gerard Coutelle*.....................  Retired

Henri de Castries*...................  Senior Executive Vice President
                                       Financial Services and Life Insurance
                                       Activities (U.S. & U.K.)
                                       AXA
                                       23, avenue Matignon
                                       75008 Paris, France

Jean-Rene Fourtou*...................  Chairman and Chief Executive Officer
                                       Rhone-Poulenc S.A. (industry)
                                       25, quai Paul Doumer
                                       92408 Courbevoie Cedex
                                       France

Patrice Garnier*.....................  Retired
                                       Latreaumont
                                       76360 Baretin, France

Henri Lachmann*......................  Vice Chairman
                                       Chairman
                                       Chief Executive Officer
                                       Strafor Facom (office furniture)
                                       56, rue Jean Giraudoux
                                       67000 Strasbourg, France

Francis Magnan*......................  Chairman
                                       Chief Executive Officer
                                       Compagnie Daher (air and sea
                                       transportation)
                                       50, boulevard des Dames
                                       13002 Marseille, France

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Jean de Ribes*.......................  Chairman
                                       Chief Executive Officer
                                       Banque Rivaud (banking)
                                       38, rue Fortuny
                                       75008 Paris, France

Georges Rousseau*....................  Retired
                                       2, rue des Mouettes
                                       76130 Mont Saint Aignan, France

Jean-Paul Saillard*..................  Manager, AXA
                                       23, avenue Matignon
                                       75008 Paris, France

Claude Tendil*.......................  Chief Executive Officer
                                       Senior Executive Vice President
                                       French Insurance Activities
                                       AXA
                                       Tour Assur 38
                                       92083 Paris La Defense, France

------------------------

*   Member, Conseil d'Administration

    The names of the Members of Conseil d'Administration and the names and titles of the executive officers of AXA Conseil Vie Assurance Mutuelle and their business addresses and principal occupations are set forth below. If no address is given, the Member's or executive officer's business address is that of AXA Conseil Vie Assurance Mutuelle at Tour Franklin, 100/101 Terrasse Boieldieu, Cedex 11, 92042 Paris La Defense, France. Unless otherwise indicated, each occupation set forth opposite an individual's name refers to AXA Conseil Vie Assurance Mutuelle and each individual is a citizen of the Republic of France.

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Claude Bebear*.......................  Chairman
                                       AXA Conseil Vie Assurance Mutuelle
                                       Chairman of the Executive Board
                                       AXA
                                       Director,
                                       AXA Financial
                                       23, avenue Matignon
                                       75008 Paris, France
Henri Brischoux*.....................  Corporate Secretary
                                       AXA Assurance France
                                       Tour Assua 38
                                       92083 Paris La Defense, France
Bernard Cornille*....................  Audit Manager
                                       AXA Assurances
                                       21, rue de Chateaudun
                                       75009 Paris, France

                                       PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME                                   AND BUSINESS OR RESIDENCE ADDRESS
----                                   ---------------------------------
Henri de Castries*...................  Senior Executive Vice President,
                                       Financial Services
                                       and Life Insurance Activities
                                       (U.S. & U.K.)
                                       AXA
                                       23, avenue Matignon
                                       75008 Paris, France
Henri de Clermont-Tonnerre...........  Chairman of the Supervisory Board
                                       Qualis SCA (transportation)
                                       4, avenue Van Dyke
                                       75008 Paris, France
Claude Fath*.........................  Chairman of the Executive Board
                                       VAP Vie
                                       92083 Paris Las Defense, France
Jean-Rene Fourtou*...................  Chairman and Chief Executive Officer
                                       Rhone-Poulenc S.A. (industry)
                                       25, quai Paul Doumer
                                       92408 Courbevoie Cedex
                                       France
Patrice Garnier*.....................  Retired
                                       Latreaumont
                                       76360 Baretin, France
Henri Lachmann*......................  Vice Chairman
                                       Chairman
                                       Chief Executive Officer
                                       Strafor Facom (office furniture)
                                       56, rue Jean Giraudoux
                                       67000 Strasbourg, France
Georges Rousseau*....................  Retired
                                       2, rue des Mouettes
                                       76130 Mont Saint Aignan, France
Claude Tendil*.......................  Chief Executive Officer
                                       Senior Executive Vice President
                                       French Insurance Activities
                                       AXA
                                       Tour Assur 38
                                       92083 Paris La Defense, France
Francis Vaudour*.....................  Chief Executive Officer
                                       Segafredo Zanetti France S.A. (coffee
                                       importing and processing)
                                       14, boulevard Industriel
                                       76301 Sotteville les Rouen
                                       France

------------------------

*   Member, Conseil d'Administration

    SRM 1993 CHILDREN'S TRUST

    SRM 1993 Children's Trust is an irrevocable trust created by Dr. Steven R. Matzkin in 1993. Theodore L. Koenig is the sole trustee of the SRM 1993 Children's Trust and has sole voting and investment control with respect to shares of capital stock of InterDent, Inc. held by the trust. The children of Dr. Steven R. Matzkin are the beneficiaries of the trust.

    MICHAEL T. FIORE

    Mr. Fiore has served as Co-Chairman of the Board and Chief Executive Officer of InterDent, Inc. since March 1999. From November 1997 until March 1999,
Mr. Fiore was the Co-Chairman of the Board, Chief Executive Officer and President of Gentle Dental Service Corporation, a publicly held corporation and predecessor-in-interest to InterDent, Inc. Mr. Fiore was the Chief Executive Officer, President and a director of GMS Dental Group, Inc. from April 1997 to October 1997, when GMS Dental Group, Inc. was merged into Gentle Dental Service Corporation. From 1986 to March 1996, Mr. Fiore served in various management positions at Salick Health Care, Inc., a provider of diagnostic and therapeutic services to patients with catastrophic illness, principally in the areas of cancer and kidney failure, including serving as a director, Executive Vice President and Chief Operating Officer, and as President of its principal subsidiary, Comprehensive Cancer Centers, Inc.

PROXY                                                                     PROXY

                                 INTERDENT, INC.

   222 NORTH SEPULVEDA BOULEVARD, SUITE 740, EL SEGUNDO, CA 90245-4340

 The undersigned hereby appoints Michael T. Fiore and Dr. Steven R. Matzkin, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the Common Stock and Series D Preferred Stock of InterDent, Inc. which the undersigned is entitled to vote, at the Special Meeting of the Stockholders of InterDent, Inc. to be held at 222 North Sepulveda Boulevard, Suite 740, El
Segundo, CA, on                 , 1999 at 9:00 a.m. Pacific Time and at any
postponement or adjournment thereof, on the proposal set forth below and any other matter properly brought before the meeting.

  Unless a contrary direction is indicated this Proxy will be voted FOR Proposal 1 and in accordance with the judgment of the proxies named herein upon any other matter that may properly come before said meeting or any adjournments or postponements thereof.

                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

              ADDRESS CHANGE: PLEASE MARK ADDRESS CHANGE ON REVERSE SIDE

-------------------------------------------------------------------------------

                                FOLD AND DETACH HERE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MATTER SET FORTH IN PROPOSAL 1.

                                                        Please mark
                                                        your votes as
                                                        indicated in
                                                        this example       /X/

1. Approval and adoption of the Agreement and Plan of Merger, dated as of October 22, 1999, by and between InterDent, Inc. and ID Recap, Inc., and the transactions contemplated thereby.

               FOR       AGAINST          ABSTAIN
               / /        / /               / /

Check the appropriate box as to whether you will be attending the Special
Meeting of Stockholders to be held on           , 1999.

                WILL         WILL NOT
                / /            / /

All proxies to vote at said meeting or any postponement or adjournment thereof given by the undersigned are hereby revoked. Receipt of Notice of Special Meeting of Stockholders of InterDent, Inc. and the Proxy Statement
dated           ,1999 is acknowledged.

Please mark, sign, date and return this Proxy in the accompanying prepaid envelope. This Proxy is solicited on behalf of the Board of Directors of InterDent, Inc.

Date:
      ----------------------------------------


----------------------------------------------
              Signature

----------------------------------------------
       Signature if held jointly

-------------------------------------------------------------------------------

                                FOLD AND DETACH HERE


                        YOUR VOTE IS IMPORTANT TO THE COMPANY

                        PLEASE SIGN AND RETURN YOUR PROXY BY
                      TEARING OFF THE TOP PORTION OF THIS SHEET
                 AND RETURNING IT IN THE ENCLOSED POSTPAID ENVELOPE.